UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2016
Date of reporting period: January 1, 2016 – June 30, 2016

Item 1. Reports to Shareholders.

JUNE 30, 2016

2016 Semiannual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce Heritage Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

Royce International Small-Cap Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce Heritage Fund	12

Royce International Micro-Cap Fund	14

Royce International Premier Fund	16

Royce International Small-Cap Fund	18

Royce Low-Priced Stock Fund	20

Royce Micro-Cap Fund	22

Royce Micro-Cap Opportunity Fund	24

Royce Opportunity Fund	26

Royce Pennsylvania Mutual Fund	28

Royce Premier Fund	30

Royce Small-Cap Leaders Fund	32

Royce Small-Cap Value Fund	34

Royce Smaller-Companies Growth Fund	36

Royce Special Equity Fund	38

Royce Special Equity Multi-Cap Fund	40

Royce Total Return Fund	42

Schedules of Investments and Financial Statements	44

Notes to Financial Statements	114

Understanding Your Fund’s Expenses	129

Results of Shareholder Meetings	131

Trustees and Officers	132

Board Approval of Investment Advisory Agreements	133

Notes to Performance and Other Important Information	136

This page is not part of the 2016 Semiannual Report to Shareholders | 1

Letter to Our Shareholders

A BEAR, A BREXIT, AND A WELCOME START TO 2016

We were happy to greet 2016 with a spirited “Hello” in the hope that certain emerging trends in the small-cap world would gain a firmer foothold in the new year. We were very pleased, then, to see the market’s pronounced shift toward companies with attractive to reasonable valuations, solid balance sheets, and strong profitability—attributes found in many of our portfolio holdings—arrive in the year’s first half. And though domestic small-caps did modestly well in the first half, an achievement that looks more commendable in the context of the high levels of volatility that all equities faced in the first half of 2016, many active managers, ourselves included, did even better. This was a welcome change.

Both the absolute and relative health of domestic equities was in evidence during the first half of 2016. The Nasdaq Composite, which is home to a large number of biotechnology companies that corrected sharply in the first half after leading the market last year, was the only major U.S. index to finish the year-to-date period ended June 30, 2016 in the red. A few non-U.S. indexes remained marginally positive in the first half, but most concluded the semiannual period with at least minor net losses. Among those that fell further behind was one that did notably well in 2015—European small-caps, whose more diminutive size made them most vulnerable to the post-Brexit sell-off. But to participate in these strong first-half results for U.S. equities, investors needed the stomach for a wild ride that started with a steep and speedy initial drop followed by a far smoother, robust recovery. The year began with a more dramatic extension of last year’s decline, and we initially failed to grasp that 2015 would, in the manner of Shakespeare’s best-known stage direction, “Exit, pursued by a bear.” From the June 23, 2015 small-cap peak through its year-to-date low on February 11, 2016 the Russell 2000 Index fell 25.7%, a truly ursine decline.

This seems to have been a remarkably quiet double-digit correction—a stealth bear market, as it were. Few outside the small-cap world have acknowledged it, never mind analyzed or discussed it. Yet it was the ninth biggest decline since the Russell 2000’s inception at the end of 1978, and the worst for small-caps since 2011. It included many of the signs that typically accompany a bottoming-out process—panic selling in a number of sectors (most notably within the bio-pharma complex), small-caps losing more than large-caps, and greater resilience from value stocks—to us, the most significant development in the down phase. This heightened volatility was triggered by the ongoing implosion of oil prices, struggles for other commodities, anxiety over possible bank defaults, and the devaluation of currency in China. Together, these factors led to a few sessions in which hysteria

2 | This page is not part of the 2016 Semiannual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

We were very pleased, then, to see the market’s pronounced shift toward companies with attractive to reasonable valuations, solid balance sheets, and strong profitability—attributes found in many of our portfolio holdings—arrive in the year’s first half.

ruled the equity markets. Like many bear markets (and unlike that of the more closely correlated collapse in 2011), it also solidified a rotation in leadership from small-cap growth to small-cap value.

Having invested through many previous small-cap declines (some pre-dating the Russell 2000), we sought to turn the downdraft to our advantage by looking for bargain-priced opportunities amid the volatility and to stay invested for the eventual recovery. Our commitment was rewarded as the Russell 2000 rebounded sharply from its early February low, rising 21.6% by the end of June. During these tumultuous days, a shift in leadership could be seen clearly in the earnings outlook. We first saw evidence for it in October 2015 and noted it again in February 2016. Many companies, including several of our holdings, reported decent earnings while also not revising guidance downward. This was viewed as a positive in that expectations had been so low, particularly for companies in more economically sensitive sectors, that “pretty good” or “not that bad” was in several instances much better news than people were expecting. The general lack of downward earnings revisions both last fall and in the first half of this year has allowed for some recovery for these companies’ shares. Brexit, of course, tossed an already highly uncertain global economy into even stormier seas. While we see the vote as more of a political event for the United Kingdom and the European Union than an important economic event for the U.S., there’s no question it has made the already tenuous prospects for global growth that much shakier. Still, we do not see it having a lasting or meaningful impact on U.S. small-caps.

For the global economy, however, Brexit and other risks look likely to persist. At this writing, there are negative rates for long-term sovereign debt in Germany and Japan, ominous signals from the banks in Italy, and in both the U.K. and eurozone a political and economic situation that it would be an understatement to call “unsettled.” Here at home, we have seen record lows for both 10- and 30-year Treasury yields. These more recent developments can be added to the older—that is, mid-June’s—list of concerns about the pace of growth in China and other important emerging markets, stabilizing but still volatile commodity prices, and the ambiguous state of the U.S. economy, in which housing and autos remain strong but consumer confidence, manufacturing, and the job market have been more mixed. It is a daunting set of challenges, to be sure. Where we differ from some observers, however, is in our belief in the strength and resilience of the economy. This is rooted in our long-established practice of giving more weight to what we are hearing from the management teams we speak to every day than we do to fatalistic headlines and dire—or overly sunny—prognostications. The corporate managers with whom we have been meeting are far more cautious and uncertain than pessimistic. Well aware of the fragility of current conditions, they have also offered some measured optimism in terms of growth picking up, however gradually or in fits and starts. In terms of now widespread recession concerns, we also want to stress that, over its long history, the stock market has seldom, if ever, offered false positives—that is, shares do not rise when economic growth is about to contract. And in all the tumult of the first half, most U.S. indexes rose, however modestly. The upshot is that, in the midst of heightened global uncertainty, the U.S. economy and markets look far healthier to us than what the rest of the globe has to offer.

SIGNS O’ THE TIMES—THE SIGNIFICANT SHIFT
Most notable to us as small-cap specialists with a value orientation was how thoroughly style drove results. The Russell 2000 Value Index outpaced the large- and mid-cap indexes year-to-date through the end of June, while the Russell 2000 trailed them, and the Russell 2000 Growth was negative. Value indexes in fact did better up and down the market cap range, from micro- to large-cap, in the first half. Although small-cap leadership began to rotate following June 2015’s small-cap peak, the widening performance gap between small-cap value and growth has been the critical development within small-cap so far in 2016. This could be seen in both bear and bull phases during the first half. The Russell 2000 Value lost far less than its growth counterpart from the end of 2015 through the February 11th small-cap low (-12.9% versus -18.9%); it was

This page is not part of the 2016 Semiannual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

then essentially tied with the Russell 2000 Growth from that low through the end of June (+21.8% vs +21.4%). In prior years (2009-2015), value led in many downdrafts but lagged in up markets. This renewed up market strength is a major reason behind our optimism for value stocks.

Another reason, related to value’s emergent leadership, has been the relative strength of many stocks in economically sensitive, cyclical sectors. Defensive areas led within small-cap, with Utilities, Consumer Staples, Telecommunication Services, and REITs enjoying strong first halves. Unlike 2015, however, they were joined by strong turns for Materials, Industrials, and certain non-REIT areas in Financials, with the first particularly strong. Along with Information Technology and Energy, these have been areas of collective investment interest for us over the last several years. Yet even with the recent shift in investor preferences, which eventually sparked the turnaround for many of our holdings, expectations for many of these cyclical businesses remain low. In many cases, stocks were so deeply oversold during the winter months that, even after having experienced some recovery, their valuations still look attractive to us. Several looked even cheaper in late June.

WHAT A LONG STRANGE TRIP IT’S BEEN
We could use this title to describe the first half of 2016, the entire post-Financial Crisis period, and, perhaps most fitting, the peculiar span from 2011-2015, when QE (quantitative easing) and zero (or near zero) interest rate policies inflated many asset values but also created a barbell-shaped range of small-cap returns, with bouts of leadership from defensive, typically high-yield stocks at one extreme and fast-growing healthcare and/or tech issues at the other. Most
We remain confident that an extended period of even slow economic growth should be enough to boost the shares of many companies in sectors such as Industrials, Financials, Information Technology, Materials, and Energy—all of which are home to cyclical businesses with earnings and, in some cases, high ROIC.

companies in the middle spent the period struggling to catch up. This was bad news for active small-cap management, as comparative returns during this otherwise robust five-year period make clear. In what seemed at times like a perverse inversion of the usual patterns of stock market behavior, there were penalties in the form of lower relative returns for those managers who, like us, generally emphasize qualities such as earnings, profitability, low leverage, and steady dividends (as distinct from high yields).

We are pleased to say that so far in 2016, things have changed. Investors have been showing greater interest in the attributes that had been out of fashion for too long—steady dividends, profits, and effective capital allocation, to name a few. And as share prices began to rise following the February low, these qualities stayed in demand. We remain confident that an extended period of even slow economic growth should be enough to boost the shares of many companies in sectors such as Industrials, Financials, Information Technology, Materials, and Energy—all of which are home to cyclical businesses with earnings and, in some cases, high ROIC (returns on invested capital). Those that also have reasonable to attractive valuations are the companies that we expect to lead small-cap going forward. Recent data from Furey Research Partners reinforces this point. It showed that at the end of June 2016 small-caps were the cheapest they have been versus large-caps in the last 13 years, that value is cheap relative to growth, and that cyclicals are cheap compared with defensive stocks. In addition, we have seen anomalous markets before—including the large-cap led “Nifty Fifty” of the 1970s, the sudden crash in 1987, and the Tech Bubble in 2000. As challenging as each of these was, the stock market eventually resumed more historically typical performance patterns. These resumptions often signaled better times

Equity Indexes as of June 30, 2016 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	2.22	-6.73	7.09	8.35	6.20

Russell 2000 Value	6.08	-2.58	6.36	8.15	5.15

Russell 2000 Growth	-1.59	-10.75	7.74	8.51	7.14

S&P 500	3.84	3.99	11.66	12.10	7.42

Russell 1000	3.74	2.93	11.48	11.88	7.51

Nasdaq Composite	-3.29	-2.89	12.48	11.79	8.35

Russell Midcap	5.50	0.56	10.80	10.90	8.07

Russell Microcap	-1.68	-12.06	5.95	8.20	4.31

Russell Global ex-U.S. Small Cap	1.01	-5.77	4.06	1.91	3.82

Russell Global ex-U.S. Large Cap	-1.16	-9.94	1.63	0.36	2.17

1 Not annualized. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

4 | This page is not part of the 2016 Semiannual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

for risk-conscious, research-driven small-cap investors as well. So we feel as though there are many reasons to feel good about the long-term potential for both profitable small companies and small-cap value.

Not that the equity world is without very real risks. The added layer of Brexit-bred uncertainty to an environment in which interest rates are still historically low could continue to push small-cap investors to safety and/or high yield at one extreme and lead to a fresh run at speculative growth at the other. We see four factors, however, that in our view should prevent a repeat of the pattern that dominated 2011-2015. First is the first-half success for cyclicals, particularly during the recovery phase when many helped to give small-cap value its post-bottom lift. Second, valuations for many defensive stocks look stretched to us, which should enhance the appeal of many of our holdings. Third, credit spreads remain wider than they were a year ago at this time, even with the 10-year Treasury making new lows. As long as the cost of capital remains higher, it should help profitable, lower leverage businesses. Finally, there is reversion to the mean—the middle of 2015 marked a two standard deviation event in terms of a performance edge for the Russell 2000 Growth versus its small-cap value sibling.

On balance, then, we see ongoing leadership for small-cap value—and we recently did some research, posted on roycefunds.com, which shows that the kind of sustained advantage growth previously enjoyed is rare. Over the life of the small-cap style indexes, value still owns a compelling relative edge. The Russell 2000 Value beat the Russell 2000 Growth in 65% of monthly rolling three-year periods, 73% of monthly rolling five-year periods, and 83% of monthly rolling 10-year periods ended June 30, 2016 (see roycefunds.com/connection for more details). And this same research showed that when small-cap value beat growth, active management did better as well. So while we still expect returns for stocks to be low, we also think that leadership for value—now in place for more than a year—has ample room to run. We will be tireless in our collective efforts to run with it.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	President, Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP
August 1, 2016

This page is not part of the 2016 Semiannual Report to Shareholders | 5

Performance and Expenses

Performance and Expenses	AVERAGE ANNUAL TOTAL RETURNS (%)								ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	5-YR	10-YR	15-YR	20-YR	40-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	4.39	-4.03	6.08	6.79	N/A	N/A	7.86	5/3/04	1.39	1.39

Royce Global Financial Services Fund	0.50	-10.68	7.98	5.19	N/A	N/A	7.04	12/31/03	1.85	1.69

Royce Heritage Fund	5.30	-2.67	3.89	5.53	7.28	11.59	12.05	12/27/95	1.37	1.37

Royce International Micro-Cap Fund	0.21	-7.67	0.20	N/A	N/A	N/A	0.49	12/31/10	3.11	1.64

Royce International Premier Fund	0.77	3.00	4.65	N/A	N/A	N/A	4.98	12/31/10	2.35	1.44

Royce International Small-Cap Fund	-1.59	-7.46	-1.08	N/A	N/A	N/A	3.36	6/30/08	1.92	1.45

Royce Low-Priced Stock Fund	-2.45	-14.87	-3.80	2.04	4.85	8.38	9.47	12/15/93	1.50	1.50

Royce Micro-Cap Fund	-0.72	-12.74	-1.58	2.89	6.40	8.59	10.44	12/31/91	1.50	1.50

Royce Micro-Cap Opportunity Fund	3.17	-16.89	6.18	N/A	N/A	N/A	9.89	8/31/10	1.39	1.25

Royce Opportunity Fund	3.22	-11.38	5.80	5.43	8.13	N/A	11.30	11/19/96	1.17	1.17

Royce Pennsylvania Mutual Fund	7.61	-4.76	5.58	5.57	7.97	9.80	13.02	N/A	0.93	0.93

Royce Premier Fund	6.51	-5.61	4.28	6.61	9.12	10.44	11.08	12/31/91	1.13	1.13

Royce Small-Cap Leaders Fund	5.96	-7.18	3.04	5.61	N/A	N/A	8.67	6/30/03	1.54	1.49

Royce Small-Cap Value Fund	3.33	-9.48	2.22	4.86	8.81	N/A	9.06	6/14/01	1.48	1.48

Royce Smaller-Companies Growth Fund	-3.48	-13.00	5.39	4.35	10.15	N/A	10.51	6/14/01	1.48	1.48

Royce Special Equity Fund	8.31	-4.58	6.81	7.24	9.46	N/A	8.62	5/1/98	1.15	1.15

Royce Special Equity Multi-Cap Fund	-0.48	-11.27	7.29	N/A	N/A	N/A	8.06	12/31/10	1.29	1.24

Royce Total Return Fund	8.62	0.07	7.68	6.16	7.94	9.54	10.46	12/15/93	1.22	1.22

INDEX

Russell 2000 Index	2.22	-6.73	8.35	6.20	6.96	7.61	N/A	N/A	N/A	N/A

Russell Microcap Index	-1.68	-12.06	8.20	4.31	6.46	N/A	N/A	N/A	N/A	N/A

Russell 1000 Index	3.74	2.93	11.88	7.51	6.02	8.03	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap Index	1.01	-5.77	1.91	3.82	8.64	N/A	N/A	N/A	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Micro-Cap, International Premier, and International Small-Cap Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services and Small-Cap Leaders Funds; 1.64% for Royce International Micro-Cap Fund; 1.44% for Royce International Premier and International Small-Cap Funds; 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds through April 30, 2017; at or below: 1.99% for Royce International Micro-Cap and International Premier Funds through April 30, 2026. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

6 | This page is not part of the 2016 Semiannual Report to Shareholders

The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period) during a manager’s tenure. It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles, which are an important test of a manager’s skill.

We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]

Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through June 30, 2016

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]

U.S. EQUITY

Dividend Value	25/26	96%	8.2	7.5	57/86	66%	8.7	7.6

Heritage	111/121	92%	10.6	7.0	151/181	83%	11.2	7.4

Low-Priced Stock	78/121	64%	9.6	7.0	131/181	72%	9.9	7.4

Micro-Cap	60/73	82%	8.7	6.3	92/133	69%	9.0	7.4

Opportunity	103/116	89%	10.4	6.9	137/176	78%	11.6	7.4

Pennsylvania Mutual	103/121	85%	9.7	7.0	139/181	77%	10.3	7.4

Premier	120/121	99%	11.1	7.0	143/181	79%	11.2	7.4

Small-Cap Leaders	25/37	68%	8.7	7.9	61/97	63%	7.9	6.9

Small-Cap Value	44/61	72%	9.8	8.0	76/121	63%	10.0	8.2

Smaller-Companies Growth	37/61	61%	9.3	8.0	54/121	45%	9.7	8.2

Special Equity	84/98	86%	9.5	6.7	106/158	67%	10.7	8.0

Total Return	84/121	69%	8.8	7.0	127/181	70%	9.5	7.4

GLOBAL/INTERNATIONAL EQUITY

Global Financial Services	19/31	61%	7.7	7.7	28/91	31%	6.4	6.9

[1] Included are all Royce Funds with at least 12 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 4.

This page is not part of the 2016 Semiannual Report to Shareholders | 7

MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund advanced 4.4% for the year-to-date period ended June 30, 2016, doubling the 2.2% return for its benchmark, the Russell 2000 Index, for the same period. While the year began with an alarming correction that reached into mid-February, the Fund bounced back strongly after a period of underperformance with one of its strongest relative quarterly showings in a number of years, gaining 5.0% versus a loss of 1.5% for the small-cap index in the first quarter. In this highly volatile period, the portfolio benefited from the long-awaited shift in the small-cap market towards companies with current earnings, below-average risk profiles, and lower valuations, which all fit well with the Fund’s strategy.
The second quarter featured an environment that was both more mixed and more challenging for the Fund. While many of the cyclical businesses in sectors as diverse as Industrials, Information Technology, and Materials continued to do well, they ceded overall leadership to defensive areas such as REITs, utilities, and staples. More pointedly, the Fund suffered most from its significantly higher exposure to capital markets companies, many of which demonstrated little or no recovery in the wake of Brexit. The upshot was a step back for the portfolio, which finished the second quarter with a modest decline of 0.6% while the Russell 2000 rose 3.8%. We were nonetheless pleased by the Fund’s strong first half overall and believe that leadership for small-cap value, which stretches back to the most recent peak for the Russell 2000 on June 23, 2015, should be long lasting. We were also happy that Dividend Value outpaced its benchmark for the one-, 10-year and since inception (5/3/04) periods ended June 30, 2016.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 10 equity sectors finished the first half with net gains—as was also the case for the Russell 2000. Leading the portfolio by a comfortable margin was Materials, followed by strong net gains for Industrials and Financials. The net loss for Telecommunications Services, by contrast, was small. Metals & mining (from Materials) was the leading industry group, followed by machinery and air freight & logistics, both from the Industrials sector. Materials was also home to the Fund’s top three contributors for the semiannual period. Reliance Steel & Aluminum benefited from a sharp rise in steel and other base metals prices. Strong demand from the auto and aerospace sectors, as well as incremental improvement in commercial construction, continues to underpin solid volume trends, while distributor inventories are lean, with extended mill lead times for some products. Franco-Nevada Corporation is a Toronto-based business that owns royalties and streams in gold mining and other commodity and natural resource investments. The company benefited from a surge in gold prices and paid down debt during the first half while also increasing its dividend and offering upward earnings revisions. Worthington Industries is a global diversified metals manufacturing company. It was able to keep earnings positive in spite of sales declines earlier in the year and then reaped the benefit of record fiscal fourth quarter earnings per share. We held good-sized positions in all three companies at the end of June.
    We have long liked the core businesses of investment processing, management, and operations solutions specialist, SEI Investments. The portfolio’s biggest detractor in the first half, it continued to execute well but saw its stock price hurt by market volatility, though its shares were recovering at the end of June. Staffing and workforce solutions specialist ManpowerGroup saw its shares plummet in the wake of Brexit. Its inability to share in the subsequent recovery was largely related to the company’s significant exposure to the European labor market. We chose to hold our shares in the belief that the market overreacted to what remains a business with impressive revenues, positive earnings, and a steady dividend. It was the Fund’s seventeenth largest holding at the end of June.
Relative to its benchmark, the Fund was helped most by both its underweight in Health Care and better stock picking in that sector’s pharmaceuticals industry. Our larger weighting in Materials, especially in the aforementioned metals & mining group, also boosted outperformance. Conversely, the portfolio’s slight exposure to Utilities and stock selection in Financials hampered relative results.

Top Contributors to Performance
Year-to-Date Through 6/30/16 (%)[1]

Reliance Steel & Aluminum	0.68

Franco-Nevada Corporation	0.57

Worthington Industries	0.50

Ritchie Bros. Auctioneers	0.37

Helmerich & Payne	0.30

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/16 (%)[2]

SEI Investments	-0.46

ManpowerGroup	-0.36

Inmarsat	-0.26

Diebold	-0.25

KBR	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Portfolio positioning remained largely unchanged at the end of June. We continue to see the most attractive values in cyclically sensitive areas, particularly those involved in capital markets and industrial activity, as our large weightings in Financials and Industrials demonstrate. Moreover, with Treasury Bond yields at historic lows and interest-rate sensitive stock valuations looking rich, we are comfortable with the portfolio’s lack of exposure to defensive areas—the Fund rarely holds REITs and has little exposure to Utilities and Telecommunication Services companies. Our much larger weighting in capital markets is based on our belief that asset managers, investment banks, and niche vendors are potentially profitable investments because of their high returns on invested capital and ability to differentiate themselves. In addition, their often complex business models and the companies’ cyclical earnings patterns often lead to them being misunderstood—and thus mispriced—by investors, which we believe can create opportunities for us.

8 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	4.39	-4.03	4.33	6.08	6.79	7.86

Annual Operating Expenses: 1.39%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 6/30/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 76% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	26/26	100%	0.48	0.40

5-year	65/86	76%	0.51	0.43

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 5/3/04 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Reliance Steel & Aluminum	2.0

FLIR Systems	1.9

Expeditors International of Washington	1.8

National Instruments	1.7

AllianceBernstein Holding L.P.	1.7

Federated Investors Cl. B	1.6

Diebold	1.6

Worthington Industries	1.6

Oaktree Capital Group LLC Cl. A	1.6

Aqua America	1.5

Portfolio Sector Breakdown
% of Net Assets

Financials	29.6

Industrials	23.5

Information Technology	11.1

Materials	10.5

Consumer Discretionary	10.0

Health Care	3.8

Consumer Staples	2.9

Energy	1.7

Telecommunication Services	1.6

Utilities	1.5

Miscellaneous	1.3

Corporate Bond	0.1

Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)
YEAR	RDV

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	89	81

From 6/30/04 (Start of Fund’s First Full Quarter)	88	76

Portfolio Diagnostics

Fund Net Assets	$244 million

Number of Holdings	142

Turnover Rate	16%

Average Market Capitalization[1]	$3,115 million

Weighted Average P/E Ratio[2,3]	17.5x

Weighted Average P/B Ratio[2]	2.4x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	73.8%

Non-U.S. Investments (% of Net Assets)	23.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund advanced 0.5% for the year-to-date period ended June 30, 2016, compared to a gain of 2.2% for its small-cap benchmark, the Russell 2000 Index, and an increase of 5.0% for the financial services component of the Russell 2500 Index for the same period. Small-cap share prices started 2016 in a dizzying decline through their year-to-date low on February 11. Stocks then rallied through the end of the first quarter. The Fund gained 1.9% in this volatile period outpacing both the Russell 2000, which fell 1.5%, and the Russell 2500 financial services companies, which were up 0.3%.
The second quarter saw an extension of the rally, but with some important sector and industry leadership shifts within small-cap. REITs and Utilities—two of the more resilient and successful areas within the Russell 2000 over the last couple of years—maintained their strong runs as other areas either decelerated or failed to participate. The Fund fell behind both indexes in the second quarter, down 1.4% versus respective gains of 3.8% and 4.7% for the Russell 2000 and the financial services component of the Russell 2500. This was primarily due to poor second-quarter results for capital markets, by far the portfolio’s largest industry and a perennial area of investment focus, which were disproportionately affected by Brexit. Its effects elsewhere in the U.S. equity market were otherwise more quickly shaken off.

WHAT WORKED... AND WHAT DIDN’T
The Fund’s significant overweight in capital markets was therefore the biggest factor in relative underperformance. We view the capital markets industry as highly diverse, which is one reason we frequently find attractive opportunities there. The portfolio’s holdings in this industry include both domestic and international traditional asset managers, alternative asset managers, investment banks, wealth management firms, and specialist vendors to the industry. While we remain confident in the long-term prospects of our holdings, shorter-term periods, especially volatile ones, can affect these stocks disproportionately. Discount brokerage leader The Charles Schwab Corporation was the Fund’s biggest detractor in the first half, mostly the result of the post-Brexit expectation that interest rates will remain low for an extended period, which could create a challenge for Schwab as its profits could be expected to improve with rising rates. Based in the United Kingdom, Jupiter Fund Management is an asset manager with a focus on retail investors. Its shares fell sharply after the Brexit vote, though that did little to alter our view of Jupiter as one of the U.K.’s better asset management firms. Och-Ziff Capital Management Group is an institutional alternative asset manager that offers multi-strategy, credit, equity, and real estate funds. Its stock declined as the company worked through poor short-term investment performance in key funds and an ongoing Department of Justice investigation into certain international fundraising activities. We believe that investment performance will rebound and that the DOJ investigation will conclude with manageable civil fines.
The Fund’s best performer in the first half was Franco-Nevada Corporation, a Canadian gold-focused royalty company with a large and diversified portfolio of cash-flow producing assets. The company paid down debt, increased its dividend, and offered upward earnings revisions, all as gold prices surged during the first half. Two stock exchange operators were among the top first-half contributors. Brazil’s BM&FBOVESPA is a top-10 holding that bought rival Cetip in April, creating the largest exchange in Latin America, with a presence from Mexico to Chile. Its stock rose on the news as well as on fiscal first quarter revenue, margin, and earnings improvements. TMX Group owns and operates the Toronto Stock Exchange. The company reported decent earnings and offered evidence of transforming its business model to a lower cost base with a broader base of revenue streams.

Top Contributors to Performance
Year-to-Date Through 6/30/16 (%)[1]

Franco-Nevada Corporation	1.05

BM&FBOVESPA	0.95

TMX Group	0.70

U.S. Global Investors Cl. A	0.65

FirstService Corporation	0.56

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/16 (%)[2]

Charles Schwab (The) Corporation	-0.52

Jupiter Fund Management	-0.50

Och-Ziff Capital Management Group LLC Cl. A	-0.39

Stifel Financial	-0.33

Financial Engines	-0.33

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of the semiannual period, the U.S., Canada, and the U.K. were our largest country exposures, accounting for about 75% of net assets. However, highlighting the geographic reach of the portfolio, we held positions located in another 20 countries, none of which individually amounted to 3% of net assets. Based on our proprietary classification we held about two-thirds of the portfolio in five categories: traditional asset managers, alternative asset managers, specialist vendors, exchanges, and banks. During the first half, we reduced our weighting in traditional asset managers in favor of credit-focused alternative asset managers, trimmed our exposure to U.S.-based wealth managers, and increased our investments in selected real estate-related firms headquartered outside the U.S. We have constructed a portfolio of what we consider to be differentiated franchises with attractive business models and low capital requirements in a specialized area where we think our experience gives us an analytical advantage. We believe the long-term outlook for these companies is promising.

10 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	0.50	-10.68	5.77	7.98	5.19	7.04

Annual Gross Operating Expenses: 1.85% Annual Net Operating Expenses: 1.69%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/31/03 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Ashmore Group	2.5

FirstService Corporation	2.4

BM&FBOVESPA	2.3

Ares Management L.P.	2.2

First Citizens BancShares Cl. A	2.1

Federated Investors Cl. B	2.1

BOK Financial	1.8

Popular	1.8

Fair Isaac	1.8

ARA Asset Management	1.7

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	46.6

Diversified Financial Services	14.8

Banks	12.1

IT Services	4.6

Insurance	4.1

Software	3.5

Real Estate Management & Development	2.9

Metals & Mining	1.3

Investment Companies	1.2

Marine	1.1

Professional Services	1.1

Consumer Finance	1.0

Trading Companies & Distributors	0.9

Hotels, Restaurants & Leisure	0.2

Internet Software & Services	0.0

Miscellaneous	2.9

Cash and Cash Equivalents	1.7

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	87	90

Fund’s First Full Quarter (12/31/03)	86	81

Calendar Year Total Returns (%)

YEAR	RFS

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	55.6

Canada	10.7

United Kingdom	9.1

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$47 million

Number of Holdings	99

Turnover Rate	22%

Average Market Capitalization[1]	$1,778 million

Weighted Average P/E Ratio[2,3]	17.2x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2017. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Heritage Fund (RHF)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Heritage Fund gained 5.3% for the year-to-date period ended June 30, 2016, well ahead of the 2.2% increase for its small-cap benchmark, the Russell 2000 Index, for the same period. We were pleased to see the Fund hold its value more effectively than its benchmark when prices were falling during the bearish phase and to see it participate fully in the initial stage of the rebound after small-caps made a low on February 11. This made for a strong first quarter on an absolute and relative basis, with Heritage up 4.8% versus a loss of 1.5% for the Russell 2000.
During the second quarter small-cap sector and industry leadership began to shift somewhat, with renewed strength for defensive areas such as utilities and REITs and ongoing vigor for discrete pockets of cyclical businesses, most notably in Industrials and Materials. This led the Fund to lose some ground to the Russell 2000. Heritage finished the second quarter with a modest gain of 0.4% compared to a 3.8% increase for the small-cap index. We were pleased that Heritage outpaced the Russell 2000 for the one-, 15-, 20-year, and since inception (12/27/95) periods ended June 30, 2016. The Fund’s average annual total return since inception was 12.0%. We remain very proud of this long-term performance record.

WHAT WORKED... AND WHAT DIDN’T
Industrials led the list of the Fund’s six (of nine) equity sectors to finish the first half in the black, followed by solid contributions from Consumer Discretionary and Materials. Of the three sectors that detracted from performance, only Financials had a significant negative impact. At the industry level, there was an interesting symmetry. Two groups made relatively large contributions—commercial services & supplies (Industrials) and auto components (Consumer Discretionary)—while two others, both of which came from Financials, had comparably sizable net losses—real estate management & development and capital markets.
Each of the portfolio’s five biggest contributors were also top-10 positions at the end of June. Copart has what we see as a strong niche providing vehicle suppliers, primarily insurance companies, with services to process and sell salvage vehicles through auctions. It has benefited from favorable industry tailwinds, including aging vehicle fleets and the increased cost and complexity of car repairs due to the greater number of computerized parts, which has created higher salvage volumes. Reliance Steel & Aluminum was helped by a sharp rise in steel and other base metals prices. Strong demand from the auto and aerospace sectors, as well as incremental improvement in commercial construction, continues to underpin solid volume trends, while distributor inventories are lean, with extended mill lead times for some products. UGI Corporation distributes propane, as well as natural gas and electricity, while also selling related products and services. The company has been managing well enough in a volatile energy market to have raised guidance for fiscal 2016 in May, further igniting an already fast-rising stock price. Drew Industries supplies components for manufactured homes and recreational vehicles (RVs). The company enjoyed record sales growth for fiscal 2015, fueled by accretive acquisitions, a new supply agreement for electronics, and innovative new products and features for RVs. 2016’s fiscal first quarter saw additional acquisitions and earnings improvement.

As for detractors, we sold our shares of Signet Jewelers in June. The company, which operates the Jared, Kay, and Zales chains, was hurt by financing concerns that were followed by allegations of precious stone-swapping by its employees. Two real estate management & development stocks disappointed in the first half, though we took advantage of lower prices and added to both positions. Global real estate investment company Kennedy-Wilson Holdings and Jones Lang LaSalle, which provides real estate brokerage and property management services, have continued to execute well but a deceleration in commercial real estate transaction volumes—mostly related to volatile capital markets in the first half—hurt results for the latter while the former mostly suffered in the wake of Brexit.

The Fund gained most versus its benchmark by our lack of exposure to biotechnology stocks, successful stock picking in Consumer Discretionary, and a combination of our overweight and stock selection in Industrials. Hurting relative results most was ineffective stock picking in Financials, specifically in the aforementioned real estate management & development industry.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Copart	0.72

Reliance Steel & Aluminum	0.68

UGI Corporation	0.68

Drew Industries	0.68

Minerals Technologies	0.48

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Signet Jewelers	-0.61

Jones Lang LaSalle	-0.45

Kennedy-Wilson Holdings	-0.45

ManpowerGroup	-0.45

Westlake Chemical	-0.44

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We anticipate higher market volatility and lower returns, with the result that investors will continue to be more discriminating. For these reasons, among others, we believe our bottom-up, quality-oriented process has the potential to do well, particularly during downdrafts. During the first half, we continued to reduce the total number of names in the Fund while increasing its domestic focus. Portfolio positioning has otherwise remained largely intact. Our largest sector weightings at the end of June were Industrials and Consumer Discretionary. We also had a larger weight in Materials and lower exposure to Information Technology, Health Care, Financials, Consumer Staples, and Utilities. Finally, the portfolio had no exposure to Energy and Telecommunication Services.

12 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX RHFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	5.30	-2.67	3.86	3.89	5.53	7.28	11.59	12.05

Annual Operating Expenses: 1.37%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 92% of all 10-year periods; 83% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	111/121	92%	10.6	7.0

5-year	151/181	83%	11.2	7.4

1-year	143/229	62%	13.8	9.7

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/27/95 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Standard Motor Products	2.7

Copart	2.7

Alleghany Corporation	2.6

LKQ Corporation	2.5

Reliance Steel & Aluminum	2.4

Thor Industries	2.3

Drew Industries	2.2

Minerals Technologies	2.1

UGI Corporation	2.1

Neenah Paper	2.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.9

Consumer Discretionary	20.1

Financials	13.5

Materials	11.8

Information Technology	7.4

Utilities	2.1

Health Care	1.0

Consumer Staples	0.7

Miscellaneous	2.2

Cash and Cash Equivalents	13.3

Calendar Year Total Returns (%)

YEAR	RHF

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

2001	20.5

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	92	93

From 12/31/95 (Start of Fund’s First Full Quarter)	110	87

Portfolio Diagnostics

Fund Net Assets	$229 million

Number of Holdings	90

Turnover Rate	42%

Average Market Capitalization[1]	$4,146 million

Weighted Average P/E Ratio[2,3]	18.0x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	80.3%

Non-U.S. Investments (% of Net Assets)	6.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION
Royce International Micro-Cap Fund (RMI)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
Royce International Micro-Cap Fund increased 0.2% for the year-to-date period ended June 30, 2016, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 1.0% for the same period. During the first quarter, results for non-U.S. micro- and small-caps were mixed, though mostly muted, with one of 2015’s strongest groups—those in developed Europe—correcting most sharply. Although the portfolio’s exposure to Western Europe was higher than that of its benchmark, International Micro-Cap nonetheless outperformed, advancing 2.5% compared to a 0.9% gain for the Russell Global ex-U.S. Small Cap. Holdings in Canada and Brazil contributed most to quarterly performance.
The second quarter looked mildly bullish until the Brexit decision upended many markets, particularly those in the eurozone. By the end of June, most had still not recovered, unlike many of their counterparts in other regions of the globe. The Fund underperformed the Russell Global ex-U.S. Small Cap in the second quarter, down 2.2% compared to a 0.1% advance for its benchmark. The entirety of its second-quarter loss came during the final week of June—a disappointing end to what had been a modestly positive quarter prior to the Brexit decision. We were pleased, however, that the Fund outperformed its benchmark for the three-year period ended June 30, 2016.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s eight equity sectors finished the first half with net gains. The biggest contributions came from Consumer Discretionary, Financials, and Materials while Energy and Consumer Staples detracted. The top industry group was media (Consumer Discretionary), followed by real estate management & development (Financials) and semiconductors & semiconductor equipment (Information Technology). The Fund’s three largest detractors at the industry level were oil, gas & consumable fuels (Energy), specialty retail (Consumer Discretionary), and banks (Financials).
Banca Sistema is an Italian bank specializing in financing and managing trade receivables owed by the Italian Public Administrations. Despite its unique business model and attractive growth profile, it has been caught up in the widespread downdraft for Italian banks, considered one of the more vulnerable areas of European finance in the aftermath of Brexit. While we suspect there may be increased volatility in the short run, we added shares based on our confidence in its long-term prospects. Ardmore Shipping owns and operates shipping tankers, primarily for chemicals. With shipping index volumes bouncing along all-time lows during the first half of the year, its stock was not spared. However, the fact that it was trading at about half its book value near the end of June made Ardmore worth holding as we await a recovery for its industry.

Top-10 position T4F Entretenimento is a Brazilian company that operates at multiple levels of the entertainment industry, including venue operation, ticketing, food & beverage, merchandise sales, and corporate sponsorships. The company has exceeded earnings-per-share expectations for the past three quarters. Recent share price appreciation notwithstanding, we think it continues to be vastly undervalued relative to its global peers, mainly because most of its business is in Brazil, which has had political and economic uncertainty over the last couple of years. Manappuram Finance is an Indian finance company that makes small loans to consumers collateralized by gold. Its shares more than doubled between March and the end of June, mainly the result of achieving synergies from past branch expansion just as gold prices soared. Morneau Shepell is a Canadian pension and human resource consultant that saw new business boosting revenues and earnings in its fiscal first quarter.

Holdings based in Canada had by far the biggest positive impact on first-half results, followed by Brazil, India, and Japan, while the largest detractor by far on a country basis was the United Kingdom (with Brexit obviously hurting a great deal), followed by Italy. In addition to Morneau Shepell, Magellan Aerospace, which serves the civil aerospace and defense markets, was a strong Canadian contributor.

Relative to the Russell Global ex-U.S. Small Cap, the Fund was hurt most by ineffective stock selection in the previously mentioned oil, gas & consumable fuels group and our lighter weighting in the metals & mining industry within Materials. Stock picking and our underweight in Consumer Staples were also factors in underperformance. Conversely, stock picking was a substantial strength in media (Consumer Discretionary), real estate management & development (Financials), and professional services (Industrials).

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

T4F Entretenimento	1.10

Manappuram Finance	0.52

Morneau Shepell	0.51

Magellan Aerospace	0.39

Webjet 1	0.35

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Banca Sistema	-0.66

Ardmore Shipping	-0.51

Zealand Pharma	-0.41

Pendragon	-0.36

SPARX Group	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Despite continued market volatility, we see pockets of opportunity in several regions. Recent events in the U.K. have led to wide dislocations between the business value and stock price in many European micro-caps. In Japan, negative interest rates, as well ongoing urbanization, have created a positive tailwind for real estate companies while India remains the sole global economy growing in the high single digits. Its finance market is also still relatively immature and should continue to see positive momentum. In addition, we are finding discrete opportunities in businesses affected by the slowdown of the Chinese economy that have used the opportunity to right-size their cost bases to reflect more realistic growth assumptions.

14 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	0.21	-7.67	5.00	0.20	0.49

Annual Gross Operating Expenses: 3.11% Annual Net Operating Expenses: 1.64%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Magellan Aerospace	2.1

Pico Far East Holdings	1.7

Webjet	1.4

Hilton Food Group	1.3

Leopalace21 Corporation	1.3

Koh Young Technology	1.3

Century Casinos	1.3

EMIS Group	1.2

China Metal International Holdings	1.2

T4F Entretenimento	1.1

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.0

Consumer Discretionary	22.7

Industrials	17.6

Financials	14.8

Consumer Staples	5.4

Health Care	5.1

Materials	4.8

Energy	2.0

Cash and Cash Equivalents	4.6

Calendar Year Total Returns (%)

YEAR	RMI

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	15.0

Japan	9.4

Canada	8.2

Taiwan	7.6

Hong Kong	6.7

Germany	6.6

France	5.3

Australia	3.9

South Korea	3.2

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	129

Turnover Rate	53%

Average Market Capitalization[1]	$354 million

Weighted Average P/E Ratio[2,3]	12.5x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.64% through April 30, 2017 and at or below 1.99% through April 30, 2026. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce International Premier Fund gained 0.8% for the year-to-date period ended June 30, 2016, slightly trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 1.0% for the same period. During the first quarter, results for non-U.S. small-caps were mixed. Those in developed Europe—the strongest international small-cap group in 2015—corrected most sharply. Considering that more than half of the portfolio’s net assets were invested in companies headquartered in this region, we were not surprised that the Fund fell behind its international small-cap benchmark for the quarter, when International Premier lost 1.2% versus an advance of 0.9% for the benchmark.
The second quarter was moving along in a less volatile, more bullish fashion until the Brexit decision upended many markets, particularly those in the eurozone. By the end of June, most had still not recovered, unlike many of their counterparts in other regions of the globe. The Fund managed well during this highly volatile period, outpacing the Russell Global ex-U.S. Small Cap in the second quarter, up 2.0% compared to a 0.1% advance for its benchmark. We were also pleased that the portfolio held on to its longer-term relative performance edge. International Premier outperformed the Russell Global ex-U.S. Small Cap for the one-, three-, five-year, and since inception (12/31/10) periods ended June 30, 2016.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s eight equity sectors made positive contributions to first-half results. Health Care led by a wide margin, followed by a strong net gain for Financials while the Materials, Consumer Discretionary, and Energy sectors were the detractors. Two industry groups in Health Care made outsized net gains—health care equipment & supplies and health care providers & services. Among the industry groups that detracted, the biggest net losses came from pharmaceuticals (also in Health Care), chemicals (Materials), and oil, gas & consumable fuels (Energy).
Health Care was the Fund’s second-largest sector weighting at the end of June. A large and diverse area, it is also home to many companies that fit the most desirable of our four business models—what we call “perennials,” businesses with high levels of recurring revenues and reasonable to attractive valuations. OdontoPrev is a dental benefits and technology company in Brazil, which has one of the largest dentistry markets in the world. Its business was helped by strong earnings and increased membership, as well as the recovery of Brazil’s stock market and currency during the first half. We took some gains in June as its price climbed. Carl Zeiss Meditec is a German medical technology company with a global business that focuses on ophthalmological treatments and therapeutic systems. Currency tailwinds and strong growth in its surgical ophthalmology segment helped its shares to rise in the first half. We reduced our stake in the second quarter.

Virbac is a French firm that makes vaccines, antibiotics, and other veterinary medications. Its shares suffered mostly from the negative results of a 2014 FDA investigation of its U.S. plant in St. Louis that were released earlier this year. We were confident that the company had dealt effectively with these issues—it was the portfolio’s fifteenth-largest position at the end of June. Gaztransport Et Technigaz is a French engineering company that specializes in cargo containment systems and land storage for liquefied natural gas carriers. Its shares looked less attractive when the Fair Trade Commission of South Korea—a major hub of its business—announced it would investigate whether or not the company was in violation of fair trade laws, which led us to sell our shares in the first quarter. We also parted ways with Motherson Sumi Systems, an Indian business that makes mirrors, wiring harnesses, and other automotive components due to what we saw as more compelling opportunities elsewhere.

The Fund’s most significant disadvantage versus its benchmark was its lack of exposure to the metals & mining group while we had stock selection advantages in the two aforementioned healthcare industries, capital markets (Financials), and electronic equipment, instruments & components (Information Technology). The countries with the greatest positive impact on first-half results were Switzerland, Brazil, and Japan; holdings in France and the U.K. detracted most.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

OdontoPrev	1.29

Carl Zeiss Meditec	0.68

MISUMI Group	0.62

Partners Group Holding	0.50

Fidessa Group	0.45

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Virbac	-0.77

Gaztransport Et Technigaz	-0.67

Motherson Sumi Systems	-0.51

Victrex	-0.50

Azimut Holding	-0.46

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June, our largest country exposures were to Japan, the U.K., Switzerland, and Germany, and our biggest sector weightings were in Industrials, Health Care, Information Technology, and Financials. In the wake of Brexit, our core discipline, which emphasizes companies with notable strengths in industry structure, competitive positioning, operational efficiency, financial track record, and corporate governance, remains unchanged. We believe that the U.K. is more likely to move, however slowly and fitfully, toward Norway’s model—with negotiated access to the common market. In addition, after initial stumbles, political matters in the country are coming together more effectively. So while volatility—both in the U.K. and the eurozone—seems likely to remain high in the short run, our confidence in the long-term prospects for our European (and other) holdings remains strong.

16 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINRX RIPKX RINPX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	0.77	3.00	6.73	4.65	4.98

Annual Gross Operating Expenses: 2.35% Annual Net Operating Expenses: 1.44%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

VZ Holding	3.3

Mayr-Melnhof Karton	3.2

USS	3.1

Meitec Corporation	3.1

Bajaj Finance	2.8

MISUMI Group	2.8

Partners Group Holding	2.7

OdontoPrev	2.7

Thermador Groupe	2.7

Santen Pharmaceutical	2.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	31.9

Health Care	21.5

Information Technology	13.8

Financials	12.9

Materials	7.4

Consumer Discretionary	6.7

Consumer Staples	2.2

Cash and Cash Equivalents	3.6

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	104	77

Calendar Year Total Returns (%)

YEAR	RIP

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	22.3

United Kingdom	19.4

Switzerland	12.9

Germany	10.8

France	4.9

Austria	3.2

Sweden	3.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$73 million

Number of Holdings	48

Turnover Rate	41%

Average Market Capitalization[1]	$2,022 million

Weighted Average P/E Ratio[2,3]	20.7x

Weighted Average P/B Ratio[2]	3.4x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2017 and at or below 1.99% through April 30, 2026. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce International Small-Cap Fund (RIS)

Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce International Small-Cap Fund was down 1.6% for the year-to-date period ended June 30, 2016, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 1.0% for the same period. During the first quarter, results for non-U.S. small-caps were mixed, with one of 2015’s strongest groups—those in developed Europe—correcting most sharply. International Small-Cap outperformed, advancing 2.1% compared to a 0.9% gain for the Russell Global ex-U.S. Small Cap. Holdings in Canada and Japan contributed most to first-quarter performance.
The second quarter looked mildly bullish until the Brexit decision upended many markets, particularly those in the eurozone. By the end of June, most had still not recovered, unlike many of their counterparts in other regions of the globe. The Fund underperformed the Russell Global ex-U.S. Small Cap in the second quarter, down 3.6% compared to a 0.1% advance for its benchmark. The entirety of its second-quarter loss came during the final week of June—a disappointing end to what had been a strong quarter on both an absolute and relative basis. International Small-Cap outperformed the Russell Global ex-U.S. Small Cap for the since inception (6/30/08) period ended June 30, 2016.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors finished the first half in the black, with the largest contributions coming from Financials, Consumer Discretionary, and Industrials. Of the four sectors with net losses, only Information Technology detracted meaningfully from first-half results. The portfolio’s top-performing industry was real estate management & development (Financials), a group that more than doubled the respective impacts of auto components and media, the next-best performing groups, which are slotted in the Consumer Discretionary sector. That same sector was home to one the Fund’s three biggest detractors at the industry level, specialty retail. IT services and electronic equipment, instruments & components, both from Information Technology, also posted decent-sized net losses.
      Banca Sistema is an Italian bank specializing in financing and managing trade receivables owed by the Italian Public Administrations. Despite its unique business model and attractive growth profile, it has been caught up in the widespread downdraft for Italian banks, considered one of the more vulnerable areas of European finance in the aftermath of Brexit. We trimmed our position in the first half. While we have confidence in its long-term prospects, we also anticipate increased volatility in the short run. We felt less confident in the long-term prospects for Wasion Group Holdings, a Hong Kong-based company that provides smart power, water, heat, and gas meters. Recent earnings have been unsteady primarily due to its reliance on the Chinese government’s budgeting, which influenced our decision to move on.
      Minth Group was the Fund’s largest holding at the end of June and its best-performing holding for the semiannual period. This Chinese auto supplier has seen a steady increase in operating earnings as investments geared toward greater manufacturing efficiencies have paid off. T4F Entretenimento, another top-10 position, is a Brazilian company that operates at multiple levels of the entertainment industry, including venue operation, ticketing, food & beverage, merchandise sales, and corporate sponsorships. The company has exceeded earnings-per-share expectations for the past three quarters. We think it continues to be vastly undervalued relative to its global peers, mainly because most of its business is in Brazil, which has been going through political and economic difficulties.
      Holdings based in Canada had by far the biggest positive impact on first-half results, followed by Brazil, Japan, and China, while the largest detractors on a country basis were the United Kingdom (with Brexit obviously hurting a great deal) and Hong Kong. Strong Canadian contributors included pension and human resource consultant Morneau Shepell and Magellan Aerospace, which serves the civil aerospace and defense markets.
Relative to the Russell Global ex-U.S. Small Cap, the Fund was hurt most by ineffective stock selection in two Information Technology industries—the previously cited electronic equipment, instruments & components and software—and in food & staples retailing and food products, both in Consumer Staples. Conversely, stock picking was a strength in thrifts & mortgage finance (Financials) as well as in auto components and textiles, apparel & luxury goods, both in Consumer Discretionary, and in several groups in the Industrials sector.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Minth Group	0.97

T4F Entretenimento	0.85

Morneau Shepell	0.58

Manappuram Finance	0.53

Magellan Aerospace	0.48

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Banca Sistema	-0.62

Wasion Group Holdings	-0.50

Texwinca Holdings	-0.47

SPARX Group	-0.34

Net 1 UEPS Technologies	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Despite continued market volatility, we see pockets of opportunity in several regions. Recent events in the U.K. have led to wide dislocations between the business value and stock price in many European small-caps. In Japan, negative interest rates, as well as ongoing urbanization, have created a positive tailwind for real estate companies while India remains the sole global economy growing in the high single digits. Its finance market is also still relatively immature and should continue to see positive momentum. In addition, we are finding discrete opportunities in businesses affected by the slowdown of the Chinese economy that have used the opportunity to right-size their cost bases to reflect more realistic growth assumptions.

18 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYGSX RISNX RISIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/08)

RIS	-1.59	-7.46	0.59	-1.08	3.36

Annual Gross Operating Expenses: 1.92% Annual Net Operating Expenses: 1.45%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 6/30/08 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Minth Group	2.1

Magellan Aerospace	2.1

T4F Entretenimento	1.9

McBride	1.5

Leopalace21 Corporation	1.4

AURELIUS	1.4

Industrias Bachoco ADR	1.3

Koh Young Technology	1.3

Computacenter	1.3

MISUMI Group	1.3

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	21.7

Financials	17.3

Industrials	16.5

Information Technology	13.6

Consumer Staples	7.1

Materials	3.5

Health Care	3.4

Telecommunication Services	1.1

Energy	0.6

Utilities	0.5

Cash and Cash Equivalents	14.7

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

From 6/30/08 (Start of Fund’s First Full Quarter)	92	88

Calendar Year Total Returns (%)

YEAR	RIS

2015	-1.7

2014	-7.3

2013	12.7

2012	19.4

2011	-18.7

2010	26.5

2009	50.3

Portfolio Country Breakdown[1,2] % of Net Assets

Japan	14.3

United Kingdom	12.0

Hong Kong	10.0

China	6.9

Canada	6.0

Germany	5.5

South Korea	5.4

India	3.5

Taiwan	3.1

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$8 million

Number of Holdings	99

Turnover Rate	57%

Average Market Capitalization[1]	$845 million

Weighted Average P/E Ratio[2,3]	14.9x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2017. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 19

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
We were disappointed in first-half results for Royce Low-Priced Stock Fund. The Fund fell 2.5% for the year-to-date period ended June 30, 2016, underperforming its small-cap benchmark, the Russell 2000 Index, which gained 2.2% for the same period. Small-cap stocks began the year with a significant decline that intensified the downward trend that began following the Russell 2000’s peak on June 23, 2015. This made for a highly volatile first quarter in which we were pleased to see the Fund hold its value better than its benchmark. Low-Priced Stock lost 0.8% in the year’s opening quarter versus a decline of 1.5% for the Russell 2000.
The second quarter, however, saw the Fund unable to participate in the modest recovery for stocks of all asset classes that even the seismic shock of Brexit did little to deter, at least here in the U.S. So while there were recoveries for defensive areas such as REITs and Utilities, rebounds for pockets of high growth, and ongoing success for certain cyclicals, the Fund did not keep pace. For the second quarter, Low-Priced Stock was down 1.7% while the Russell 2000 gained 3.8%. Needless to say, this was a frustrating end to the semiannual period. The Fund outperformed the small-cap index for the 20-year and since inception (12/15/93) periods ended June 30, 2016. Low-Priced Stock’s average annual total return since inception was 9.5%.

WHAT WORKED... AND WHAT DIDN’T
Although there was balance in the fact that five of the Fund’s 10 equity sectors posted net losses and five posted net gains, the impact of the detractors was markedly greater, particularly for Health Care and Industrials. At the position level, the biggest net loss was SeaChange International, which provides video on demand software to cable television and telecommunications operators. Its shares fell as its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we and other investors had originally anticipated, which resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. We added shares in the first half. We also liked the combination of inexpensive valuation and long-term prospects for Ardmore Shipping, which operates mostly oil-based chemical tankers. Although we see the tanker market as moving from oversupplied to undersupplied, the uncertain global economic picture has made the transition less smooth than we initially suspected.
      In Health Care, the largest detractor was Lipocine, a specialty pharmaceuticals business whose stock was hurt by a delay in approval of its orally induced testosterone drug. While we are unsure about the ultimate approval of this drug, we cautiously added to our position in the first half based on Lipocine’s strong pipeline and the fact that it was trading close to the value of cash on its balance sheet. We chose to hold our shares of ZAIS Group Holdings, an investment manager that focuses primarily on structured credits. Turmoil in the credit markets pushed its investment performance below various high watermarks, which had a negative effect on both profitability and near-term growth. In January, we built our stake in BioAmber, an industrial biotechnology company that focuses on the use of renewable feedstocks. Its shares have been hurt by the kind of start-up issues that are typical with a first-of-its-kind fermentation plant. However, we see ample commercial potential for its products.
      On the positive side, the two top contributors came from the metals & mining industry—the portfolio’s second-best industry group behind semiconductors & semiconductor equipment. Alamos Gold and Pretium Resources are both precious metals exploration and production companies that had been trading at valuations well below our estimate of the intrinsic value of their respective resources. Each benefited from the sharp gain in precious metals prices during the first half. We have been trimming both positions as their shares vastly outperformed the change in the underlying asset price, thus closing some of the valuation gap we found in our original investment thesis.
Relative to the Russell 2000, results were hampered most meaningfully by ineffective stock picking in the Industrials sector, especially in professional services and construction & engineering. Stock selection was also an issue in Financials, as was our overweight in capital markets and an underweight in REITs in the same sector. Conversely, stock selection was a strength in Information Technology.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Alamos Gold Cl. A	0.59

Pretium Resources	0.47

Newport Corporation	0.34

Cirrus Logic	0.33

J.C. Penney Company	0.33

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

SeaChange International	-0.56

Ardmore Shipping	-0.48

Lipocine	-0.47

ZAIS Group Holdings Cl. A	-0.45

BioAmber	-0.38

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our approach continues to swim against the tide of highly unusual circumstances, including negative interest rates in developing countries such as Germany and Japan, Brexit, and extremely volatile commodity prices. Notwithstanding these, we remain cautiously constructive on the outlook for the U.S. economy. This is reflected in sector overweights in Information Technology, Consumer Discretionary, and Industrials where we have been finding an intriguing overlap of relatively solid fundamentals and attractive valuations. We also see many exciting themes, particularly in technology, that provide numerous investment opportunities for valuation-conscious small-cap investors. Finally, we have also begun to selectively add to Health Care as that sector has significantly corrected.

20 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX RLPKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	-2.45	-14.87	-1.17	-3.80	2.04	4.85	8.38	9.47

Annual Operating Expenses: 1.50%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 64% of all 10-year periods; 72% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	78/121	64%	9.6	7.0

5-year	131/181	72%	9.9	7.4

1-year	126/229	55%	11.3	9.7

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Resources Connection	1.1

American Eagle Outfitters	1.0

Cirrus Logic	1.0

TTM Technologies	0.9

Navigant Consulting	0.9

MKS Instruments	0.9

PDF Solutions	0.9

Stein Mart	0.9

AV Homes	0.9

Lam Research	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	25.1

Consumer Discretionary	18.0

Industrials	17.1

Financials	15.1

Health Care	7.1

Energy	6.4

Materials	4.2

Consumer Staples	1.1

Telecommunication Services	0.5

Miscellaneous	4.4

Cash and Cash Equivalents	1.0

Calendar Year Total Returns (%)

YEAR	RLP

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

2001	25.1

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	86	111

From 12/31/93 (Start of the Fund’s First Full Quarter)	101	94

Portfolio Diagnostics

Fund Net Assets	$309 million

Number of Holdings	161

Turnover Rate	20%

Average Market Capitalization[1]	$567 million

Weighted Average P/E Ratio[2,3]	17.9x

Weighted Average P/B Ratio[2]	1.6x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	83.8%

Non-U.S. Investments (% of Net Assets)	15.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (29% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, including management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund finished the year-to-date period ended June 30, 2016 with a loss of 0.7%, outperforming its benchmark, the Russell Microcap Index, which was down 1.7%, while trailing the small-cap Russell 2000 Index, which rose 2.2% for the same period.
The first quarter was encouraging in its marked leadership shift to micro- and small-cap value even as its sudden share price plunges made things challenging. The Fund held its value relatively better in this highly volatile period, losing 1.1% in the first quarter compared to respective declines of 5.4% and 1.5% for Russell’s micro- and small-cap indexes. The second quarter, marked by a slow and steady recovery for equities both before and after the market-rocking Brexit vote, was less rewarding on a relative basis. The Fund was up 0.4% for the quarter versus a 4.0% gain for the Russell Microcap and a 3.8% advance for the Russell 2000. Royce Micro-Cap outperformed the Russell 2000 for the 20-year and since inception (12/31/91) periods ended June 30, 2016. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 10.4%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 10 equity sectors were in the black at the end of June, with the most significant contributors coming from Information Technology and Consumer Discretionary while Materials also made a solid contribution. Three industry groups made impressive contributions to first-half results—electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and metals & mining (Materials). That last industry was home to the portfolio’s top performer for the semiannual period, Olympic Steel. A leading steel and metal distributor, the company benefited from both sharply higher steel prices and increasing volumes in its service centers. We exited our position in the second quarter as it exceeded our sell-price targets. Taiwan’s Silicon Motion Technology provides software-based controllers used in mobile storage media and multimedia systems on a chip. As the leading merchant supplier, the firm is gaining business from the ongoing replacement of hard disk drives (HDDs) by flash memory while also gaining significant market share. We held our shares as we see both the HDD replacement cycle and the company’s market share gains as still in the early innings of growth.
On a sector basis, Health Care had the largest net losses in the first half, followed by Energy. Biotechnology and pharmaceuticals were the Fund’s two biggest detracting industry groups and endured significant downturns within both the micro- and small-cap indexes. Lipocine, among the Fund’s loss-leading positions in the first half, is a specialty pharmaceuticals business whose stock was hurt by a delay in approval of its orally induced testosterone drug. While we are unsure about the ultimate approval of this drug, we cautiously added to our position in the first half based on Lipocine’s strong pipeline and the fact that it was trading close to the value of cash on its balance sheet. We also increased our stake in SeaChange International, which provides video-on-demand software to cable television and telecommunications operators. Its shares fell as its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we and other investors had originally anticipated, which resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. We also liked the combination of inexpensive valuation and long-term prospects for Ardmore Shipping, which operates mostly oil-based chemical tankers. Although we see the tanker market as moving from oversupplied to undersupplied, the uncertain global economic picture has made the transition less smooth than we initially suspected.

On a relative basis, the Fund was rewarded for its significant underweight, as well as effective stock selection, in the Health Care sector as we had comparatively lower exposure to correcting biotechnology stocks. Savvy stock picking was a significant relative contributor in the aforementioned electronic equipment, instruments & components and semiconductors & semiconductor equipment industries. Conversely, relative results were hampered in the first half by our much lower exposure to Financials, particularly REITs, which did very well, and ineffective stock selection in the real estate management & development industry.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Olympic Steel	0.45

Silicon Motion Technology ADR	0.41

Pretium Resources	0.40

McEwen Mining	0.35

Fabrinet	0.34

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

SeaChange International	-0.46

Ardmore Shipping	-0.44

Lipocine	-0.37

BioAmber	-0.33

Gulf Island Fabrication	-0.31

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Sector weightings remained largely unchanged from the end of 2015. The ongoing effects of Brexit, our strange election season, and volatile commodity prices all notwithstanding, we remain cautiously constructive on the outlook for the U.S. economy. This is reflected in our overweight positions in Information Technology, Industrials, and Consumer Discretionary, where we have been finding an intriguing overlap of relatively solid fundamentals and attractive valuations. We have also been selectively adding names in Health Care, as the biopharma segment has corrected, and select bank and other financial stocks as we wait—and wait—for the eventual normalization of interest rates. We have been researching and investing in micro-cap stocks for more than two decades and believe that our experience in this asset class can be a differentiator as the markets also continue to normalize.

22 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RMC	-0.72	-12.74	-0.97	-1.58	2.89	6.40	8.59	10.44

Annual Operating Expenses: 1.50%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 82% of all 10-year periods; 69% of all 5-year periods; and 54% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/73	82%	8.7	6.3

5-year	92/133	69%	9.0	7.4

1-year	98/181	54%	10.2	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

ePlus	1.1

Resources Connection	1.1

Standard Motor Products	1.0

Kadant	1.0

DTS	0.9

Stein Mart	0.9

PC Connection	0.9

PDF Solutions	0.9

Navigant Consulting	0.9

Landauer	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.6

Industrials	18.9

Consumer Discretionary	15.5

Financials	11.9

Health Care	11.2

Energy	4.6

Materials	3.6

Consumer Staples	0.9

Telecommunication Services	0.5

Miscellaneous	4.2

Cash and Cash Equivalents	6.1

Calendar Year Total Returns (%)

YEAR	RMC

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

2001	23.1

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	81	86

From 6/30/00 (Russell Microcap Index Inception)	91	81

Portfolio Diagnostics

Fund Net Assets	$232 million

Number of Holdings	171

Turnover Rate	19%

Average Market Capitalization[1]	$383 million

Weighted Average P/E Ratio[2,3]	17.9x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	82.1%

Non-U.S. Investments (% of Net Assets)	11.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Buzz Zaino

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund advanced 3.2% for the year-to-date period ended June 30, 2016, outperforming its benchmark, the Russell Microcap Index, which lost 1.7% for the same period. As micro- and small-cap stocks entered bear territory in mid-February before coming back strong to finish the first quarter, market leadership shifted more definitively from growth to value. These dramatic moves helped the Fund to outperform its benchmark in the first quarter (-0.9% versus -5.4%), as investors moved away from the narrow areas that were successful in 2015 and began to focus on areas that had been mostly overlooked.
The second quarter offered its own drama in the form of Brexit, but the modestly bullish pace of returns was impeded only briefly before resuming through the end of June. The Fund gained a bit more ground on its micro-cap benchmark in this period, gaining 4.1% compared to 4.0% for the Russell Microcap. We remain confident in the portfolio’s theme-driven deep value approach as we look out to the rest of 2016 and beyond. We were also pleased with the Fund’s 9.9% average annual total return since inception (8/31/10).

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s nine equity sectors finished the first half in the black. Information Technology—the portfolio’s largest sector—posted net gains well in excess of Industrials, the next-best performer. Of the five sectors in the red at the end of June, only Health Care detracted meaningfully from first-half performance. The electronic equipment, instruments & components group led all of the portfolio’s industries by a sizable margin, followed by semiconductors & semiconductor equipment (both from Information Technology), and aerospace & defense (Industrials). Health Care was home to three of the Fund’s four biggest detracting industry groups—health care providers & services, health care equipment & supplies, and biotechnology. Software rounded out the top four. Net losses at the industry level were comparatively modest.
Amber Road, the Fund’s top performing—and largest—holding in the first half, is a software company with a compelling niche. It develops single platforms to automate and streamline global trades, offering import and export, global logistics, and trade agreement management solutions. We first bought shares in 2014 on the understanding that its turnaround would take time and patience. In the first half of 2016, investors seemed to be anticipating greater acceptance of its product, driving up the value of its shares. Newport Corporation became one of several acquisition targets in the portfolio when MKS Instruments announced in February that it would be buying the business of this specialty electronic component maker for a significant premium. We sold our shares shortly after the announcement. KEYW Holding Corporation is another top-10 position that enjoyed a strong first half. The company makes software that collects, processes, and analyses intelligence data and information in cyberspace. We see cybersecurity as a major growth area and were pleased to see this largely underfollowed company command attention as it sold off a business to better focus on what we see as its core strength.

As for positions that detracted from performance, the most impactful was SunEdison, which makes semiconductors and solar energy technology. After the company suffered through months of disappointing developments dating back to 2015, we decided to sell our position during February and March of this year. We had the opposite view about the long-term prospects for Civitas Solutions, which provides home and community based health and human services to people with intellectual, developmental, physical or behavioral disabilities, and other special needs. We thought its valuation looked highly attractive when we gradually began to build our position in the spring of 2015. Its share price proceeded to appreciate through the second half of 2015 before correcting dramatically earlier this year, giving us a buying opportunity. We like its niche in what we see as a healthcare segment with ample growth potential.

Relative to the Russell Microcap, the Fund benefited significantly from superior stock selection in Information Technology, particularly in the aforementioned electronic equipment, instruments & components group and in communications equipment. Better stock picking also helped in Industrials, especially in the overweighted aerospace & defense and machinery groups. In addition, the Fund’s lower exposure to biotechnology stocks was a source of relative outperformance in Health Care, where stock selection also helped. Ineffective stock selection hampered relative results in two areas of Consumer Discretionary—hotels, restaurants & leisure and household durables—while the portfolio’s lack of exposure to Utilities also hurt.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Amber Road	1.10

Newport Corporation	0.95

KEYW Holding Corporation	0.83

Pengrowth Energy	0.82

Spartan Motors	0.81

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

SunEdison	-0.58

Civitas Solutions	-0.55

TRC Companies	-0.55

Monster Worldwide	-0.55

CareDx	-0.55

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The Fund’s largest weightings at the end of June were Information Technology and Industrials. We also had relatively larger weightings in Consumer Discretionary and Materials. These positions were consistent with our belief that the U.S. economy will continue to grow, and our industry focus has been on areas such as residential and non-residential construction, defense, and discrete consumer industries, where we think positive trends in employment and wage growth should ultimately prove rewarding for these companies.

24 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	3.17	-16.89	0.35	6.18	9.89

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.25%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 8/31/10 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Amber Road	3.0

Power Solutions International	2.6

TravelCenters of America LLC	1.7

KEYW Holding Corporation	1.7

Beazer Homes USA	1.6

Spartan Motors	1.6

Nanometrics	1.6

Gencor Industries	1.6

Exactech	1.6

Boise Cascade	1.6

Portfolio Sector Breakdown
% of Net Assets

Information Technology	30.7

Industrials	18.9

Consumer Discretionary	14.3

Health Care	12.9

Materials	8.3

Financials	4.3

Energy	3.3

Consumer Staples	0.5

Miscellaneous	2.6

Cash and Cash Equivalents	4.2

Calendar Year Total Returns (%)

YEAR	ROS

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$39 million

Number of Holdings	101

Turnover Rate	47%

Average Market Capitalization[1]	$380 million

Weighted Average P/B Ratio[2]	1.5x

Weighted Average P/S Ratio[3]	0.9x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	91.6%

Non-U.S. Investments (% of Net Assets)	4.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Semiannual Report to Shareholders | 25

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
Royce Opportunity Fund advanced 3.2% for the year-to-date period ended June 30, 2016, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 2.2% for the same period. As small-cap stocks entered bear territory in mid- February before coming back strong to end the first quarter, market leadership shifted more definitively from growth to value. These dramatic moves helped the Fund to outperform its benchmark in the first quarter (+2.1% versus -1.5%), as investors shifted away from the narrow areas that were successful in 2015 and began to focus on areas that had been mostly overlooked.
The second quarter offered its own drama in the form of Brexit, but the modestly bullish pace of returns was impeded only briefly. The Fund gave up some ground to its small-cap benchmark in this period, underperforming in the second quarter with a gain of 1.1% compared to 3.8% for the Russell 2000. We remain confident in the portfolio’s theme-driven deep value approach as we look out to the rest of 2016 and beyond. We were also pleased that Opportunity Fund outpaced the small-cap index for the 15-year and since inception (11/19/96) periods ended June 30, 2016. The Fund’s average annual total return since inception was 11.3%.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors made contributions to first-half performance, while a seventh—Utilities, where we typically have very little exposure—was flat. Materials and Industrials led by a wide margin, followed by Information Technology. Health Care and Consumer Discretionary detracted most, while net losses in Energy were comparatively modest. Five industry groups posted significant net gains—metals & mining, chemicals (both from Materials), electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and machinery (Industrials). Net losses at the industry level were relatively small, with Internet software & services, IT services (both from Information Technology), specialty retail (Consumer Discretionary), and communications equipment (Information Technology) detracting most.
Most of the portfolio’s successes in the first half were the result of opportunities we pursued in 2015 or earlier, when valuations looked attractively low and the potential for earnings recovery was promising. As is always the case, we were prepared to wait for growth catalysts, usually in the form of earnings improvement, to take effect. Kraton Performance Polymers produces engineered polymers, styrenic block copolymers, and specialty products primarily derived from renewable sources. We first bought shares in 2013, gradually building our stake as its management engineered a turnaround. Two consecutive quarters of better-than-expected earnings and an accretive acquisition in January 2016 helped to fuel the right reaction from investors. We reduced our position throughout the first half. In February, Newport Corporation became one of several acquisition targets in the portfolio when MKS Instruments announced it would be buying the business of this specialty electronic component maker for a significant premium. We began to sell our shares shortly after the announcement. Astec Industries makes and finances equipment and components used primarily in road building and related construction activities. Its shares cruised on improved earnings and an increased backlog of business helped by a federal highway bill. We trimmed our shares in the first half.

We were still waiting for improvements to revenues and/or earnings for the portfolio’s biggest detractors at the position level. Monster Worldwide is a global online employment solutions company. Its shares declined precipitously in February after it announced strong earnings on disappointing revenues, especially on some of the firm’s newer products. TRC Companies provides technical, financial risk management, and construction services to the public and private sectors. Its acquisition of an oil and gas pipeline services company was made when energy prices were still falling, and the market’s response was predictably negative. After some trimming, we still held shares in both stocks at the end of June. We chose to add to our position in Albany Molecular Research. Its stock was volatile but mostly down in the first half, thanks to disappointing losses. Its earnings history has historically been fairly lumpy, and we feel strongly about the growth potential in its niche offering various contract chemical research and development services.

Relative to its benchmark, the Fund benefited from both its overweight and effective stock selection in Materials, specifically its larger exposure to metals & mining companies and more successful picks in chemical companies. Our lack of exposure to biotechnology stocks was also a significant source of relative outperformance. Ineffective stock selection hampered relative results in two areas of Consumer Discretionary—household durables and specialty retail—while the portfolio’s lack of exposure to Utilities also hurt.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Kraton Performance Polymers	0.60

Newport Corporation	0.49

Astec Industries	0.37

Pan American Silver	0.36

Mueller Water Products Cl. A	0.35

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Monster Worldwide	-0.45

TRC Companies	-0.36

Albany Molecular Research	-0.32

Invacare Corporation	-0.31

CIBER	-0.30

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our large weightings in Information Technology and Industrials, as well as in Consumer Discretionary and Materials, were consistent with our belief that the U.S. economy will continue to grow. Our industry focus has been on areas such as residential and non-residential construction, defense, and discrete consumer industries, where we think positive trends in employment and wage growth should ultimately prove rewarding for these companies.

26 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/19/96)

ROF	3.22	-11.38	2.45	5.80	5.43	8.13	11.30

Annual Operating Expenses: 1.17%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 89% of all 10-year periods; 78% of all 5-year periods; and 65% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	103/116	89%	10.4	6.9

5-year	137/176	78%	11.6	7.4

1-year	146/224	65%	14.5	9.3

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 11/19/96 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Kraton Performance Polymers	1.2

Mueller Water Products Cl. A	1.2

Mueller Industries	1.1

Mercury Systems	1.1

Commercial Metals	1.1

Brooks Automation	1.0

NCI Building Systems	1.0

Encore Wire	1.0

Astec Industries	1.0

Advanced Energy Industries	1.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.8

Industrials	23.9

Consumer Discretionary	14.7

Materials	9.9

Financials	6.2

Health Care	4.1

Energy	2.3

Consumer Staples	1.5

Telecommunication Services	0.7

Utilities	0.2

Miscellaneous	1.2

Corporate Bond	0.0

Cash and Cash Equivalents	5.5

Calendar Year Total Returns (%)

YEAR	ROF

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

2001	17.3

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	117	128

From 12/31/96 (Start of Fund’s First Full Quarter)	123	110

Portfolio Diagnostics

Fund Net Assets	$1,391 million

Number of Holdings	247

Turnover Rate	14%

Average Market Capitalization[1]	$626 million

Weighted Average P/B Ratio[2]	1.4x

Weighted Average P/S Ratio[3]	0.7x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	90.9%

Non-U.S. Investments (% of Net Assets)	3.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 27

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Lauren Romeo, CFA Jay Kaplan, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2016, Royce Pennsylvania Mutual Fund handily outperformed its small-cap benchmark, the Russell 2000 Index, up 7.6% versus 2.2%. In the midst of considerable uncertainty and volatility, the first half was generally a good time for both value approaches and active small-cap management, including the more eclectic core approach that we use in Penn, which focuses on fundamentals such as low leverage and high ROIC (returns on invested capital) while also seeking companies with what we think are excellent long-term growth prospects.
      Small-caps felt the brunt of the downturn that kicked off 2016, and we were pleased to see Penn show down market resilience, as it often has throughout its long history. The Fund significantly outperformed the Russell 2000 in the first quarter, up 6.2% versus a loss of 1.5% for the small-cap index.
The second quarter was mostly a period of gradual recovery that favored more defensive areas, such as REITs and utilities. Some of the growth stocks that had been hurt in the winter sell-off also rebounded, while cyclical areas within Materials, Industrials, and Energy continued to do well, in sharp contrast to what we experienced in 2015. The wave of volatility that hit the markets in the wake of the Brexit vote wound up doing little to impede this low-key bullish phase. Having very little exposure to defensive stocks, Penn understandably lost some ground to the Russell 2000 during the second quarter, gaining 1.3% versus 3.8% for its benchmark. We were pleased that Penn outperformed the Russell 2000 for the one-, 15-, 20-, 25-, 30-, and 35-year periods ended June 30, 2016. The Fund’s average annual total return for the 40-year period ended June 30, 2016 was 13.0%, all under the management of Chuck Royce.

WHAT WORKED... AND WHAT DIDN’T
Each of the Fund’s nine equity sectors finished 2016’s first half with net gains. The resurgent Industrials sector led by a sizable margin while meaningful net contributions also came from Information Technology, Materials, and Consumer Discretionary. Four industry groups from three different sectors dominated performance—electronic equipment, instruments & components (Information Technology), metals & mining (Materials), machinery, and commercial services & supplies (both from Industrials). Net losses at the industry level, where the leading detractors were capital markets (Financials) and professional services (Industrials), were comparatively modest.
      Long-time holding Drew Industries, which supplies components for manufactured homes and recreational vehicles, was Penn’s top contributor in the first half and its largest holding at the end of June. In addition to posting impressive net sales and continuing to increase content per RV, the company has made three acquisitions so far in 2016, which it sees as adding ample potential profitability. Investors seemed to concur. Franco-Nevada Corporation is a Toronto-based business that owns royalties and streams in gold mining and other commodity and natural resource investments. The company benefited from a surge in gold prices and paid down debt during the first half while also increasing its dividend and offering upward earnings revisions. The stock price of Newport Corporation climbed by more than 50% in February after the company, which specializes in photonics technology, agreed to be acquired by MKS Instruments, prompting us to begin selling our position.
      As for those holdings that detracted from performance, we chose to hold our shares in The Advisory Board, which provides best practice research and analysis to the health care industry, after its decelerating core healthcare business and warnings of lower revenues sank its shares. We like its niche business and long-term prospects in an industry still undergoing large-scale changes. We opted to sell our position in Liberty Tax, a tax preparation services company, after another earnings disappointment.
On a relative basis, the Fund benefited most from both its underweight and effective stock selection in Health Care, its overweight and stock selection in Industrials, and strong stock picking in Information Technology and Consumer Discretionary. It was hurt somewhat by not holding any Utilities and REITs, two of the strongest sectors in the Russell 2000 in the first half, as well as from its larger exposure to capital markets in the Financials sector.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Drew Industries	0.44

Franco-Nevada Corporation	0.43

Newport Corporation	0.43

Ritchie Bros. Auctioneers	0.42

Coherent	0.35

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Advisory Board (The)	-0.28

Liberty Tax Cl. A	-0.26

MTS Systems	-0.19

comScore	-0.19

Diebold	-0.16

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we are watching the corporate earnings picture quite carefully, we are cautiously optimistic about Penn’s near- and long-term prospects, basing our belief primarily on two factors—the growing strength of small-cap value and the relatively attractive valuation and earnings picture for many cyclical stocks. We continue to believe that an extended period of slow growth should be enough to keep profitable cyclicals climbing, especially after factoring in the ways in which low expectations and—for some industries—oversold conditions depressed the stock prices of so many small-caps that we see as attractive—that is, solidly profitable—businesses. In many cases, it appears that the market has just begun to reward steady earnings and high profitability and is only gradually recognizing how low valuations had become for many cyclicals. Going forward, we remain confident that earnings, profitability, and low leverage will matter more and more to investors through what we expect should be a long-running cycle.

28 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	7.61	-4.76	4.69	5.58	5.57	7.97	9.80	10.20	9.92	11.28	13.02

Annual Operating Expenses: 0.93%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/16
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 85% of all 10-year periods; 77% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	103/121	85%	9.7	7.0

5-year	139/181	77%	10.3	7.4

1-year	126/229	55%	11.5	9.7

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Drew Industries	1.4

Ritchie Bros. Auctioneers	1.3

Quaker Chemical	1.2

HEICO Corporation	1.2

Copart	1.1

Ethan Allen Interiors	1.1

Landstar System	1.0

Bio-Techne	1.0

Coherent	1.0

RBC Bearings	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.8

Information Technology	18.5

Consumer Discretionary	14.9

Financials	14.1

Materials	8.8

Health Care	6.9

Energy	3.8

Consumer Staples	1.5

Telecommunication Services	0.2

Miscellaneous	0.8

Cash and Cash Equivalents	1.7

Calendar Year Total Returns (%)

YEAR	PMF

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

2001	18.4

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	93	95

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$2,627 million

Number of Holdings	308

Turnover Rate	9%

Average Market Capitalization[1]	$1,605 million

Weighted Average P/E Ratio[2,3]	19.9x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	87.6%

Non-U.S. Investments (% of Net Assets)	10.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 29

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Premier Fund was up 6.5% for the year-to-date period ended June 30, 2016, more than doubling the 2.2% gain for the Russell 2000 Index, its small-cap benchmark, for the same period. Particularly in the volatile first quarter, the Fund benefited from long-awaited market reversals in favor of companies with positive earnings, better balance sheets, and higher profitability, all of which fit well with the Fund’s strategy. Premier gained 4.4% in the first quarter compared to a decline of 1.5% for the small-cap index.
The second quarter saw a brief but powerful burst of high volatility in the aftermath of the Brexit vote before the U.S. equity markets resumed their placidly bullish pace. The Fund was up 2.0% in the second quarter compared to a 3.8% gain for the Russell 2000. Longer-term results remained strong—and encouraging given our belief that the capital markets are slowly but surely returning to what we regard as normal. The Fund outperformed its benchmark for the one-, 10-, 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2016. Premier’s average annual total return since inception was 11.1%—a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
Notwithstanding the high volatility in the first half, seven of the Fund’s eight equity sectors finished the semiannual period with net gains. Only Energy detracted, and its net loss was modest. Industrials led by a wide margin, more than doubling the contribution from Consumer Discretionary, the portfolio’s second-best performing sector. Three of the top-five contributing industry groups came from Industrials—commercial services & supplies, machinery, and construction & engineering—as did three of the portfolio’s best performing positions. Ritchie Bros. Auctioneers is a long-time holding that we first bought in Premier’s portfolio in 2000. This leading auctioneer of used industrial equipment continued to benefit from management’s ongoing efforts to improve profitability as well as robust auction volumes from its construction segment and market share gains in newer target areas such as transportation and agriculture. Although we took some gains as its shares rose, it was the Fund’s second-largest position at the end of June.
      Copart was the portfolio’s largest holding and another top contributor from the Industrials sector. The company has what we think is a strong niche providing vehicle suppliers, primarily insurance companies, with services to process and sell salvage vehicles through auctions. During the first half, it benefited from favorable industry tailwinds, including aging vehicle fleets and the increased cost and complexity of car repairs due to the greater number of computerized parts, which created higher salvage volumes. Valmont Industries makes specialty metal products and coatings for lighting, communication, and utility markets as well as agricultural irrigation products. We like the way its management has reduced costs in the face of prolonged depressed demand, which should allow the company to see improved operating margins this year, though we are keeping an eye on the potential partial offset of rising steel prices. Speaking of steel, and moving outside Industrials, Reliance Steel & Aluminum benefited from a sharp rise in steel and other base metals prices. Strong demand from the auto and aerospace sectors, as well as incremental improvement in commercial construction, continues to underpin solid volume trends, while distributor inventories are lean, with extended mill lead times for some products.
      The Industrials sector was also home to the Fund’s biggest detractor in the first half. The Advisory Board provides best practice research and analysis to the health care industry. We reduced our position as business in its core healthcare segment decelerated, with below-rate subscriptions signings likely to impact the company through the end of the year. Jones Lang LaSalle provides real estate brokerage and property management services. It continues to execute well but a deceleration in commercial real estate transaction volumes—mostly related to volatile capital markets in the first half—have hurt its results. We think the market’s reaction was extreme and we held shares at the end of June.
Relative to the Russell 2000, the Fund was helped most by its underweight and stock selection in Health Care, with the latter factor strongest in life sciences tools & services and health care equipment & supplies. The Industrials sector was also a major source of outperformance, thanks to our overweight and effective stock picks in commercial services & supplies and marine. Conversely, our lack of exposure to REITs and the Utilities sector negatively affected first-half performance as these interest-rate sensitive stocks rallied as bond yields fell.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Ritchie Bros. Auctioneers	0.96

Reliance Steel & Aluminum	0.70

Copart	0.70

Cognex Corporation	0.68

Valmont Industries	0.64

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Advisory Board (The)	-0.83

Jones Lang LaSalle	-0.62

Myriad Genetics	-0.48

Westlake Chemical	-0.45

Stifel Financial	-0.44

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Portfolio positioning remains largely intact, although in Industrials we lowered our exposure to machinery and increased it in construction & engineering. We continue to see the greatest values in leading companies in cyclically sensitive areas, particularly those within the industrial part of the economy, which can be seen in our largest sector weightings in Industrials and Information Technology. Moreover, while the Fund rarely has holdings among REITs, Utilities, and Telecommunication Services stocks, with Treasury Bond yields at historic lows, we are very comfortable with the Fund’s lack of exposure in those areas.

30 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRKX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RPR	6.51	-5.61	4.05	4.28	6.61	9.12	10.44	11.08

Annual Operating Expenses: 1.13%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods; 79% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	120/121	99%	11.1	7.0

5-year	143/181	79%	11.2	7.4

1-year	142/229	62%	11.8	9.7

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/31/91 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Copart	3.0

Ritchie Bros. Auctioneers	2.9

Cognex Corporation	2.8

MKS Instruments	2.8

Woodward	2.6

Valmont Industries	2.6

Alleghany Corporation	2.6

Lincoln Electric Holdings	2.6

Landstar System	2.5

Federated Investors Cl. B	2.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	33.9

Information Technology	21.3

Financials	15.5

Consumer Discretionary	10.1

Materials	6.9

Health Care	4.9

Energy	3.2

Consumer Staples	1.9

Miscellaneous	0.5

Cash and Cash Equivalents	1.8

Calendar Year Total Returns (%)

YEAR	RPR

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

2001	9.6

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	92	87

From 12/31/91 (Start of Fund’s First Full Quarter)	92	72

Portfolio Diagnostics

Fund Net Assets	$2,245 million

Number of Holdings	60

Turnover Rate	11%

Average Market Capitalization[1]	$2,901 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	85.4%

Non-U.S. Investments (% of Net Assets)	12.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 31

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Small-Cap Leaders Fund advanced 6.0% for the year-to-date period ended June 30, 2016, ahead of its small-cap benchmark, the Russell 2000 Index, which was up 2.2% for the same period. The Fund held up especially well during the first quarter when small-caps experienced long-awaited reversals in favor of companies with positive earnings, better balance sheets, and higher profitability, all of which fit well with the Fund’s strategy. Small-Cap Leaders gained 5.2% in the first quarter compared to a decline of 1.5% for the small-cap index.
Late in the second quarter, the Brexit decision generated a quick surge of volatility for markets across the globe before the U.S. equity markets resumed their previously slow, steady pace of growth. The Fund was up 0.8% in the second quarter compared to 3.8% for the Russell 2000. We remain encouraged about the potential for the Fund’s quality-centric approach, which focuses on what we think are leading small-cap companies that have strong business models and competitive positions, superior balance sheets, and attractive prospects for growth. Small-Cap Leaders’ average annual total return for the since inception (6/30/03) period ended June 30, 2016 was 8.7%.

WHAT WORKED... AND WHAT DIDN’T
Industrials and Information Technology led seven of the Fund’s eight equity sectors that finished the first half in the black. Three industry groups posted notable net gains—electronic equipment, instruments & components, semiconductors & semiconductor equipment, both Information Technology areas, and thrifts & mortgage finance from Financials. That third industry is home to Genworth MI Canada, that country’s leading residential mortgage insurance provider. Its stock rebounded with consecutive quarters of strong results which were driven by a loss ratio that remains below the low end of its guidance. This has eased investor anxieties about the impact of lower oil prices in resource-rich Alberta, where about 20% of its policies are written. The recovery in oil prices also helped its shares to surge. Even with its recovery, the company was still recently priced below tangible book value and has a nearly 5% dividend yield.
      Other top performers included Minerals Technologies, a beneficiary of improved investor sentiment toward global industrials following the Russell 2000’s first-half low on February 11. The company continues to build a pipeline of exclusive deals to supply precipitated calcium carbonate to paper producers, primarily in China, while the recent pick-up in steel prices bodes well for its refractories sales. Management also continues to do an exceptional job managing costs and improving the profitability of several acquired businesses. Negative sentiment toward the end of 2015 weighed down the prices of trucking stocks, including less-than-truckload provider Saia, a top-10 holding. The company has subsequently delivered better-than-industry results thanks to its ongoing rate improvement and fleet management moves. Fabrinet is one of the few contract manufacturers focused exclusively on optical networking communications equipment. The company has reported excellent results as its key customers—telecomm service providers and data center operators—are upgrading their infrastructure with optical components to handle the explosive growth in Internet data traffic.
      Three asset managers headed the list of positions that detracted. Virtus Investment Partners had to cope with the departure of a key portfolio manager from one of its best-performing and asset-attracting funds. While no doubt a loss, the magnitude of outflows may prove less severe than the market has priced in. We think the portfolio at issue remains in highly capable hands—the right-hand man of the departed manager—along with a strong analytical team. We added shares in the first half. Both the downdraft early in 2016 and the Brexit-bred volatility in late June pressured the shares of Lazard as increased uncertainty about global growth slowed the pace of merger and acquisition activity that is one of its key specialties. Investors also seemed sensitive to the firm’s greater exposure to international and, more specifically, emerging market funds. The same waves of volatility hurt Artisan Partners Asset Management, stoking concerns about the impact on earnings of slower or negative net fund flows and reduced assets under management. We like each company’s long-term prospects.
The Fund’s relative advantages versus the Russell 2000 included our significant underweight in Health Care and superior stock selection in that sector’s life sciences tools & sciences group. We were also helped by better stock picking in our two leading industries in Information Technology and the road & rail group in Industrials. Conversely, we were hurt in the first half by our much larger weighting in capital markets. Also hampering relative returns was our lack of exposure to REITs and the Utilities sector as these interest-rate sensitive stocks rallied as bond yields fell.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Genworth MI Canada	1.05

Minerals Technologies	0.70

Saia	0.65

Fabrinet	0.62

Bio-Techne	0.62

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Virtus Investment Partners	-1.13

Lazard Cl. A	-0.87

Artisan Partners Asset Management Cl. A	-0.60

TrueBlue	-0.48

Federal Signal	-0.42

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Portfolio positioning remains largely intact. We continue to see the greatest values in leading companies in cyclically sensitive areas, particularly those within the industrial part of the economy. Our largest sector weightings in Industrials and Information Technology reflect this view. Moreover, while the Fund rarely has holdings among REITs, Utilities, and Telecommunication Services stocks, with Treasury Bond yields at historic lows, we are very comfortable with the Fund’s lack of exposure here.

32 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX ROHKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	5.96	-7.18	2.01	3.04	5.61	8.67

Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.49%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 68% of all 10-year periods; 63% of all 5-year periods; and 45% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	25/37	68%	8.7	7.9

5-year	61/97	63%	7.9	6.9

1-year	65/145	45%	9.8	9.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 6/30/03 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	2.9

Marcus & Millichap	2.9

Buckle (The)	2.6

Saia	2.6

Federated Investors Cl. B	2.6

MKS Instruments	2.5

Deckers Outdoor	2.5

Gentex Corporation	2.4

Bio-Techne	2.4

j2 Global	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	22.5

Information Technology	21.3

Consumer Discretionary	17.8

Financials	14.5

Health Care	6.2

Energy	5.2

Consumer Staples	4.1

Materials	3.3

Cash and Cash Equivalents	5.1

Calendar Year Total Returns (%)

YEAR	ROH

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	91	93

From 6/30/03 (Start of Fund’s First Full Quarter)	94	93

Portfolio Diagnostics

Fund Net Assets	$96 million

Number of Holdings	73

Turnover Rate	26%

Average Market Capitalization[1]	$1,602 million

Weighted Average P/E Ratio[2,3]	15.8x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	80.5%

Non-U.S. Investments (% of Net Assets)	14.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 33

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund was up 3.3% for the year-to-date period ended June 30, 2016, outpacing its small-cap benchmark, the Russell 2000 Index, which advanced 2.2% for the same period. Featuring a significant correction and increased volatility, the first quarter proved rewarding for strategies focused on valuation, profitability, and out-of-favor companies. Small-cap value cemented its leadership over small-cap growth, and the Fund handily outperformed its benchmark, up 9.3% versus a loss of 1.5%.
The second quarter then reversed some—though by no means all—of this encouraging trend, as defensive areas such as REITs and utilities roared back (along with certain high-growth and cyclical areas) while small-cap retailers, where the portfolio was significantly overweight, suffered a major correction. The result was a loss of 5.5% for the Fund while the Russell 2000 came back with a 3.8% gain in the second quarter. So while we were pleased with first-half performance overall, the second quarter was a frustrating period. We were also pleased that the Fund beat the Russell 2000 for the 15-year and since inception (6/14/01) periods ended June 30, 2016. Royce Small-Cap Value’s average annual total return since inception was 9.1%.

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s eight equity sectors made positive contributions to first-half performance. Information Technology made by far the biggest impact, more than doubling the net gain of Financials, the portfolio’s next-best performer. Consumer Staples also made a solid contribution. The electronic equipment, instruments & components group led all of the portfolio’s industry groups, thanks largely to terrific results for Fabrinet, which provides outsourced manufacturing to original equipment manufacturers of fiber optical communications and other components. The company has benefited from a vibrant cycle for fiber-driven telecommunications upgrades, most recently spurred by the growth of data centers and cloud computing. We reduced our position as its stock price climbed.
      One of 2015’s biggest detractors, Genworth MI Canada, saw some welcome recovery in the first half. A residential mortgage insurer, its shares often move with the direction of energy prices. Mortgage losses in energy-dominated western Canada proved to be not nearly as dire as many were anticipating, which helped to bring buyers back to its stock. We trimmed our stake in the first half, though we think its recovery is still in its early stages. Alamo Group has been executing very effectively, helping its shares to rise. The company makes heavy-duty tractor-mounted mowing and vegetation maintenance equipment and replacement parts for industrial and agricultural end-users. Its industrial and municipal businesses have been doing well—the budgets of many states, cities, and towns are stable or growing a bit—while its agricultural business has been sound on an absolute basis but strong in relation to its competitors. All of this helped to give it record-setting net sales and income in the fiscal first quarter.
      The business of Korn/Ferry International, which provides executive recruiting and other related services, decelerated amid concerns that the robust hiring cycle was turning and the uncertain global outlook in the wake of Brexit. We like its core business and believe its shares were oversold. Matrix Service is slotted in Energy, though we see it as more of an industrial engineering and construction company. Though it has a sizable exposure to energy that centers on large-scale construction projects, and often trades in tandem with oil and gas price sentiment, it also serves other industries. However, its shares mostly felt the effects of revised downward guidance issued in May and a series of write-offs the firm did for project overruns. We held our shares. Matrix has a strong backlog of business in infrastructure and physical plant projects that we think can create shareholder value in the months ahead.
Relative to the Russell 2000, the Fund benefited most from effective stock selection in Information Technology and its underweight in biotechnology stocks. Stock picking was also a relative strength in thrifts & mortgage finance and food & staples retailing. Conversely, ineffective stock picks hurt in professional services (Industrials) and multiline retail while our lack of exposure to Utilities (a strong performer in the index) and our overweight in Consumer Discretionary also hampered relative results.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Fabrinet	0.94

Genworth MI Canada	0.93

Alamo Group	0.60

Super Micro Computer	0.50

Fresh Market (The)	0.48

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Matrix Service	-0.67

Korn/Ferry International	-0.62

Moelis & Company Cl. A	-0.51

Express	-0.51

Federal Signal	-0.49

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe there will continue to be higher volatility and low returns for stocks. Earnings growth will remain challenging. The U.S. economy continues to limp along while the strengthening U.S. dollar hurts exporters already facing heightened economic uncertainty in Europe. This helps to explain why the yield curve continues to flatten, with the 10-year Treasury making new lows—the bond market is not excited about the U.S. economy. Small-cap valuations no longer look cheap except in underperforming areas such as specialty retail in Consumer Discretionary, where we continue to invest and remained overweight at the end of June. We think the current low-expectation environment can create more long-term opportunities for our contrarian approach. It should therefore come as no surprise to our investors that our activities have centered on building our exposure to other out-of-favor areas such as professional services, road & rail (both in Industrials), and banks.

34 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	3.33	-9.48	2.50	2.22	4.86	8.81	9.06

Annual Operating Expenses: 1.48%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 72% of all 10-year periods; 63% of all 5-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	44/61	72%	9.8	8.0

5-year	76/121	63%	10.0	8.2

1-year	98/169	58%	11.6	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.0

PC Connection	3.0

Spirit Airlines	2.9

Vishay Intertechnology	2.8

Shoe Carnival	2.8

Gentex Corporation	2.6

TrustCo Bank Corp. NY	2.6

Matrix Service	2.6

Express	2.5

Buckle (The)	2.5

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	29.5

Industrials	19.0

Financials	18.2

Information Technology	15.4

Energy	4.4

Consumer Staples	2.5

Health Care	2.2

Miscellaneous	0.6

Cash and Cash Equivalents	8.2

Calendar Year Total Returns (%)

YEAR	RVV

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

2002	-23.5

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	90	95

From 6/30/01 (Start of Fund’s First Full Quarter)	102	91

Portfolio Diagnostics

Fund Net Assets	$477 million

Number of Holdings	64

Turnover Rate	27%

Average Market Capitalization[1]	$1,126 million

Weighted Average P/E Ratio[2,3]	14.0x

Weighted Average P/B Ratio[2]	1.6x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	88.2%

Non-U.S. Investments (% of Net Assets)	3.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 35

MANAGERS’ DISCUSSION
Royce Smaller–Companies Growth Fund (RVP)

Chip Skinner, CFA Carl Brown

FUND PERFORMANCE
Royce Smaller-Companies Growth Fund was down 3.5% for the year-to-date period ended June 30, 2016, trailing its small-cap benchmark, the Russell 2000 Index, which was up 2.2% for the same period. Steep corrections for biotechnology and other growth industries where the Fund typically invests impacted small-caps earlier this year. The Fund was behind its benchmark in the first quarter, down 4.4% versus a decline of 1.5%.
Less expected, and therefore more frustrating, was the Fund’s less robust participation in the mildly bullish, wildly volatile second quarter. The period saw comebacks for REITs, utilities, and other defensive areas while it also featured rebounds for certain high-growth stocks and continued strength for a discrete selection of cyclical businesses. The choppy nature of returns definitely created challenges for our GARP (“growth at a reasonable price”) approach. For the second quarter, the Fund advanced 0.9% compared to a 3.8% gain for the Russell 2000. We were more pleased with longer-term results. Royce Smaller-Companies Growth outperformed its benchmark for the 15-year and since inception (6/14/01) periods ended June 30, 2016. The Fund’s average annual total return since inception was 10.5%.

WHAT WORKED… AND WHAT DIDN’T
Five of the Fund’s nine equity sectors were in the red at the end of the first half. The most significant net losses came from the Health Care and Information Technology sectors. Two industry groups within Health Care were the portfolio’s biggest detractors in the first half—biotechnology and pharmaceuticals, both of which corrected sharply. Each industry was also home to one of the Fund’s loss leaders at the position level. Lipocine is an early stage pharmaceuticals company whose shares declined markedly after it failed to receive FDA approval for its lead product candidate, an oral testosterone replacement therapy. We sold our position while awaiting more clarity on any potential progress with the FDA before potentially revisiting the stock. Zealand Pharma is a Danish biotechnology company whose share price decline was mostly driven by the sell-off in its industry. While we remain optimistic about its long-term growth potential, based in part on the company’s partnership with Sanofi in developing a diabetes drug, we reduced our position based on the risks associated with Zealand’s increasing dependence on this partnership.
The Container Store Group posted the largest net loss at the position level in the first half. We were once confident that the company, a retailer of storage and organizational products, could benefit from its store expansion efforts in an economy with improving employment numbers, confident consumers, low energy prices, and higher levels of new household formation. We sold our position, however, when it became clear to us that management was struggling to make good on this potential in the face of weakening store traffic and the need for a more effective online presence. SPS Commerce, the biggest detractor in Information Technology, makes cloud-based supply chain management software. A solid contributor in 2015, the company warned of a disappointing revenue outlook for 2016, causing its shares to plummet. We sold our position in March and April.

On the positive side, the Fund’s top-contributing position was ORBCOMM, which operates low earth orbit satellites and ground infrastructure that facilitate mobile and other communications. We were pleased to see a successful satellite launch late in 2015, along with solid growth in its business. We reduced our position as its price rose in the first half. A rising share price also led us to trim our shares of Mercury Systems, which over the last few years has grown into more of a pure play in the defense technology area. The company makes real-time digital signal processors that can transform sensor-generated data into information which can be displayed as images for human interpretation and analysis. Rising revenues and earnings helped attract more interest in its stock.

Relative to the Russell 2000, the Fund was hurt most by ineffective stock picking in Information Technology, with the Internet software & services group and software industry making the biggest negative impact. Financials also hampered relative performance by way of an overweight in capital markets and an underweight in REITs. Conversely, stock picking was a strength in Industrials, Materials, and Energy.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

ORBCOMM	0.67

Mercury Systems	0.66

BioTelemetry	0.58

Albemarle Corporation	0.51

PowerSecure International	0.49

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Container Store Group (The)	-0.94

Lipocine	-0.74

SPS Commerce	-0.68

Zealand Pharma	-0.59

comScore	-0.58

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We are more cautious than we have been in some time as we face a number of geopolitical risks, all made more acute by the Brexit vote—Europe is uncertain, China’s banking system looks very weak, and Russia continues to rattle its saber. Here in the U.S., the economy is bobbing up and down at the 1-2% level, the Fed is out of stimulative policy ammunition, and the electorate is showing increasing signs of anger and frustration with the political and corporate status quo. In addition, valuations for many growth issues looked stretched to us at the end of June. However, offsetting these concerns to some extent are the following: we also have the globe’s steadiest banking system, are seen as a safe haven for investment and, even at its slow pace, a growing economy. During the first half, we increased our weighting in Energy, believing that commodity prices have bottomed, and added to select positions in Health Care and software. In spite of our near-term concerns, we believe that identifying fast-growing, reasonably priced smaller companies can reward investors over the long term.

36 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX RVPKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	-3.48	-13.00	5.10	5.39	4.35	10.15	10.51

Annual Operating Expenses: 1.48%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Paylocity Holding Corporation	2.4

Mercury Systems	2.0

Inogen	1.7

Orocobre	1.7

Enterprise Financial Services	1.6

BioTelemetry	1.6

Carter’s	1.6

Texas Roadhouse	1.6

Albemarle Corporation	1.6

Cambrex Corporation	1.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.7

Health Care	14.6

Industrials	12.0

Consumer Discretionary	11.8

Financials	10.5

Energy	6.7

Materials	4.5

Consumer Staples	2.4

Telecommunication Services	1.2

Miscellaneous	4.5

Cash and Cash Equivalents	8.1

Calendar Year Total Returns (%)

YEAR	RVP

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

2002	-14.7

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	96	107

From 6/30/01 (Start of Fund’s First Full Quarter)	115	100

Portfolio Diagnostics

Fund Net Assets	$489 million

Number of Holdings	98

Turnover Rate	34%

Average Market Capitalization[1]	$1,286 million

Weighted Average P/B Ratio[2]	2.9x

3-5 Year EPS Growth (est.)[3]	18.7%

Active Share[4]	96%

U.S. Investments (% of Net Assets)	80.0%

Non-U.S. Investments (% of Net Assets)	11.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 37

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Fund gained 8.3% for the year-to-date period ended June 30, 2016, more than tripling the 2.2% return for its benchmark, the Russell 2000 Index, for the same period. The small-cap shift from growth to value benefited companies with earnings, higher ROE (return on equity), and dividends in the first quarter. This reversal was both welcome and, in our estimation, long overdue. We were pleased to see the Fund substantially outperform its benchmark in the year’s opening quarter, climbing 5.6% versus a loss of 1.5% for its benchmark.
The second quarter saw some of these trends stall or reverse, with most of the market’s strength coming from REITs, Utilities, and Consumer Staples, as well as low ROE, highly levered, and/or high sales growth companies—not the kind of businesses typically found in the portfolio. Still, Special Equity posted a modest positive return in the second quarter, advancing 2.5% compared to 3.8% for the Russell 2000. We were very pleased with Special Equity’s strong first half on both an absolute and relative basis and were also happy to see the Fund maintain longer-term relative advantages. The Fund beat the Russell 2000 for the one-, 10-, 15-year, and since inception (5/01/98) periods ended June 30, 2016. Special Equity’s average annual total return since inception was 8.6%.

WHAT WORKED… AND WHAT DIDN’T
Five of the Fund’s six equity sectors posted net gains in the first half. Consumer Discretionary led by a sizable margin, followed by a strong contribution for Industrials. Materials, Consumer Staples, and Information Technology rounded out the list while Financials, the portfolio’s lone detractor, posted comparatively minor net losses. The Consumer Discretionary sector was home to both our two top-performing industry groups—specialty retail and media—as well as household durables, its biggest detractor. The commercial services & supplies (Industrials), paper & forest products (Materials), and electronic equipment, instruments & components (Information Technology) groups also did well in the first half, while other groups with net losses, such as semiconductors & semiconductor equipment (Information Technology) and capital markets (Financials), made a much smaller impact.
The Fund’s top performing contributor by a wide margin was The Children’s Place, which retails value-priced apparel and accessories for newborn to 12-year-old children. Meredith Corporation, an Iowa-based diversified media company involved mainly in publishing and broadcasting, also made a strong contribution, as did South Carolina’s AVX Corporation, which manufactures passive electronic components and related products. UniFirst Corporation provides workplace uniforms and protective clothing while Neenah Paper is a global manufacturer of performance-based papers and specialty products used in a variety of applications.

As for those positions that detracted, Hooker Furniture and Haverty Furniture sell home furnishings; we added shares of each in the first half. We chose to sell our shares of Minerals Technologies, which provides specialty chemicals, early in 2016. We also parted ways with housewares retailer Bed, Bath & Beyond (along with retailers The Buckle and The Finish Line) while making a modest trim to our position in Teradyne, which makes semiconductor test products and provides related services primarily for the military and aerospace industries.

Relative to the Russell 2000, the Fund’s strengths were significantly better stock picking in Consumer Discretionary, an underweight in Health Care, effective stock picks in Materials, and an overweight and strong stock selection in Industrials. Conversely, we were hurt by having no exposure to Utilities and, within Financials, REITs—both of these interest-rate sensitive areas did well when bond yields fell.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Children’s Place	1.93

Meredith Corporation	1.11

AVX Corporation	0.92

UniFirst Corporation	0.86

Neenah Paper	0.77

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Hooker Furniture	-0.39

Haverty Furniture	-0.27

Minerals Technologies	-0.24

Bed Bath & Beyond	-0.22

Teradyne	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
In the wake of Brexit, we see interest rates staying low longer and think investors will continue to favor stocks that look like bonds (based on yield and dividend growth) and/or possess attributes that remain scarce, such as stability, free cash flow generation, and good revenue profiles. Clearly, as always, uncertainty and fear allow for opportunistic purchases, and we intend to make our share. However, we also remain mindful that the overall market is subject to additional Black Swan events, in Japan and China especially, and stocks are far from inexpensive, except perhaps in comparison to sovereign alternatives. Small-caps, of course, are generally more U.S.-centric and therefore less exposed to the global economy. In this environment, we have seen opportunities in a number of cyclical sectors. Three of the Fund’s four largest at the end of June—Consumer Discretionary, Industrials, and Materials—were also substantially overweighted versus the Russell 2000. The exception was Information Technology, where our good-sized exposure was nonetheless lower than that of the benchmark.
In this era of unknown unknowns, unprecedented events, and obviously heightened uncertainty, we strongly believe our contrarian, skeptical view of things can be beneficial. We see year-over-year dividend growth as a strong signal of managements’ outlook in a slow-growth world. Obviously, the increases have to be internally funded. Total return and the importance of compounding remain critical in generating strong long-term results. To try to achieve this, we use a low volatility strategy.

38 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)

RSE	8.31	-4.58	3.36	6.81	7.24	9.46	8.62

Annual Operating Expenses: 1.15%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 6/30/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 80% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	98/98	100%	0.55	0.32

5-year	126/158	80%	0.68	0.42

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 5/1/98 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

UniFirst Corporation	7.1

AVX Corporation	6.8

Meredith Corporation	5.3

Standard Motor Products	5.1

Neenah Paper	4.8

Scholastic Corporation	4.6

Hubbell Cl. B	4.3

Weis Markets	4.0

Children’s Place	3.9

Teradyne	3.5

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	34.1

Industrials	25.6

Information Technology	15.0

Materials	10.9

Consumer Staples	4.2

Financials	1.4

Cash and Cash Equivalents	8.8

Calendar Year Total Returns (%)

YEAR	RSE

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

2002	15.3

2001	30.7

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	79	64

From 6/30/98 (Start of Fund’s First Full Quarter)	72	48

Portfolio Diagnostics

Fund Net Assets	$1,445 million

Number of Holdings	41

Turnover Rate	17%

Average Market Capitalization[1]	$1,233 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	91.2%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 39

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Multi-Cap Fund’s highly concentrated portfolio was down 0.5% for the year-to-date period ended June 30, 2016, trailing its large-cap benchmark, the Russell 1000 Index, which was up 3.7% for the same period. Our frustration was rooted not only in underperformance but also in the way in which the semiannual period played out. The first quarter saw investors begin to focus on the kind of attributes we seek—low leverage, high ROIC (returns on invested capital), and strong cash flows. This was a long overdue development in our view, and we were pleased to see the Fund outpace its benchmark for the quarter, advancing 6.1% versus 1.2% for the Russell 1000.
Unfortunately, much of this reversed in the second quarter, which, along with a steep correction for retailers, combined to undo all of the first quarter’s gains, and then some. Most of the market’s strength came from REITs, Utilities, and Consumer Staples, as well as from low ROE (return on equity), highly levered, and/or high sales growth companies—not the kind of businesses typically found in the portfolio. For the second quarter, the Fund fell 6.2% while the large-cap index increased 2.5%. The Fund’s average annual total return since inception (12/31/10) was 8.1%.

WHAT WORKED… AND WHAT DIDN’T
The bulk of the portfolio’s performance in the first half came from Industrials, which posted net gains more than five times greater than those in Financials, its second-best performing sector. Four of the six top-contributing industry groups came from Industrials. Machinery led by a substantial margin, boosted by strong results for Illinois Tool Works, which produces industrial fluids and adhesives, tooling for specialty applications, welding products, and measurement equipment and systems. Parker Hannifin, a maker of motion control products, also enjoyed a strong first half. From the trading companies & distributors group, W.W. Grainger distributes motors, HVAC equipment, lighting, hand and power tools, pumps, and electrical equipment. For all the strength exhibited from Industrials, the portfolio’s two biggest contributors were Consumer Discretionary holdings. Genuine Parts distributes automotive and industrial replacement parts, office products, and electrical and electronic materials. Sporting goods retailer Dicks Sporting Goods operates stores primarily in the eastern and central U.S. selling a broad selection of brand name sporting goods equipment, apparel, and footwear.
Both Industrials and Consumer Discretionary were also home to the portfolio’s largest detractors. Staffing and workforce solutions specialist ManpowerGroup saw its shares plummet in the wake of Brexit, mostly due to the company’s significant exposure to the European labor market. Robert Half International is in a similar business; it provides temporary and permanent staffing for several professions, including accounting and finance, information technology, advertising, and legal. Many specialty and multiline retailers endured a very challenging second quarter, and core holding Nordstrom, a fashion retailer of apparel, shoes, and accessories for men, women, and children, was no exception. Lear Corporation makes automobile parts, including seating systems, wiring harnesses, and body control electronics. Ralph Lauren designs and distributes men’s, women’s and children’s apparel, accessories, fragrances, and home furnishings.

Hurting relative results in the first half were ineffective stock selection in Industrials, a combination of our overweight and poor stock selection in Consumer Discretionary, and our lack of exposure to Consumer Staples, Utilities, Energy, and Telecommunication Services. Conversely, our lack of exposure to Health Care helped, as did our underweight and, to a lesser extent, stock picking in Financials.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Genuine Parts	1.24

Dicks Sporting Goods	0.95

Illinois Tool Works	0.69

Grainger (W.W.)	0.46

Parker Hannifin	0.46

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

ManpowerGroup	-1.65

Nordstrom	-1.32

Lear Corporation	-0.90

Robert Half International	-0.69

Ralph Lauren Cl. A	-0.57

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
In the wake of Brexit, we see interest rates staying low longer and think investors will continue to favor stocks that look like bonds (based on yield and dividend growth) and/or possess attributes that remain scarce, such as stability, free cash flow generation, and good revenue profiles. Clearly, as always, uncertainty and fear allow for opportunistic purchases, and we intend to make our share. However, we also remain mindful that the overall market is subject to additional Black Swan events, in Japan and China especially, and stocks are far from inexpensive, except perhaps in comparison to sovereign alternatives. In this environment, the Fund’s two largest sectors at the end of June—Industrials and Consumer Discretionary—were also significantly overweighted compared to the Russell 1000. We also had a good-sized exposure to Information Technology, though the portfolio’s exposure was lower than that of its benchmark. We held no positions in Consumer Staples, Energy, Health Care, Materials, Telecommunication Services, or Utilities and had only modest exposure to Financials.
In this era of unknown unknowns, unprecedented events, and obviously heightened uncertainty, we strongly believe our contrarian, skeptical view of things can be beneficial. We see year-over-year dividend growth as a strong signal of managements’ outlook in a slow-growth world. Obviously, the increases have to be internally funded. Yield and total return, along with the importance of compounding, remain critical to generating solid long-term results. To do this, one needs to avoid the free fall and seek low volatility strategies.

40 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	-0.48	-11.27	2.80	7.29	8.06

Annual Gross Operating Expenses: 1.29% Annual Net Operating Expenses: 1.24%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Genuine Parts	7.5

Apple	7.3

Illinois Tool Works	6.1

ManpowerGroup	5.8

Robert Half International	5.6

Nordstrom	5.1

T. Rowe Price Group	4.9

Cisco Systems	4.8

Dicks Sporting Goods	4.6

Parker Hannifin	4.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	41.5

Consumer Discretionary	26.0

Information Technology	15.1

Financials	4.9

Cash and Cash Equivalents	12.5

Calendar Year Total Returns (%)

YEAR	RSM

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$118 million

Number of Holdings	23

Turnover Rate	14%

Average Market Capitalization[1]	$17,585 million

Weighted Average P/E Ratio[2,3]	15.0x

Weighted Average P/B Ratio[2]	3.3x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	87.5%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Semiannual Report to Shareholders | 41

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund gained 8.6% for the year-to-date period ended June 30, 2016, well ahead of the 2.2% increase for its small-cap benchmark, the Russell 2000 Index, for the same period. The Fund benefited in the first quarter from the long-awaited shift in the small-cap market towards companies with current earnings, below-average risk profiles, and lower valuations. For the first quarter, Total Return rose 5.2% while the small-cap index fell 1.5%.
The second quarter saw recoveries for many areas of the small-cap market that had been hardest hit in the first-quarter downdraft, and the Fund lost a small bit of ground to the benchmark, up 3.3%, while the Russell 2000 gained 3.8%. We were pleased that the Fund maintained a relative edge in longer-term periods. Total Return outpaced the Russell 2000 for the one-, 15-, 20-year, and since inception (12/15/93) periods ended June 30, 2016. Its average annual total return since inception was 10.5%, a notable result that makes us quite proud.

WHAT WORKED… AND WHAT DIDN’T
We were also pleased to see each of the Fund’s 10 equity sectors finish the semiannual period with net gains, which is a little better than the index, in which nine of 10 sectors contributed. While three of the Fund’s sectors posted notable net gains, Materials led by a substantial margin, followed by Industrials and Financials. Similarly, three industry groups made relatively outsized contributions—commercial services & supplies (Industrials), chemicals, and metals & mining (both from Materials). Unsurprisingly, net losses at the industry level were modest, with capital markets (Financials) and professional services (Industrials) detracting most.
Long-time holding Ritchie Bros. Auctioneers was the Fund’s top performer in the first half. The company runs what we have long believed is an attractive niche business auctioning industrial equipment in the construction, transportation, and agricultural industries. Impressive revenue growth has driven earnings improvement. We like its dividend, ability to generate free cash flow, global reach, and growing online presence. It was the Fund’s largest holding at the end of June. Top-20 holding Chase Corporation manufactures protective coatings and tape products for various industrial applications. Earnings and operating results have gradually improved so far in 2016, with increased demand spurring growth. Albemarle Corporation is another chemical business that enjoyed a strong first half. The Fund’s eleventh largest holding at the end of June, the company produces specialty chemicals mostly for plastics and polymers. While revenue growth has been challenged, earnings improved steadily over the last four fiscal quarters, attracting more investors to the stock. The leading contributor in the Financials sector, TMX Group owns and operates the Toronto Stock Exchange. The company lowered operating expenses to offset lower revenues, which helped to boost profits in its fiscal first quarter.

Net losses at the position level were comparatively modest. Shares of staffing specialist ManpowerGroup were hurt by Brexit. Its stock then enjoyed little of the recovery that lifted many other U.S. companies later in June, largely owing to the company’s significant exposure to the European labor market. Thinking it was oversold, we held a good-sized position at the end of the first half. SEI Investments is an asset manager that also provides technology solutions. We have long liked its core businesses, but saw what we thought was better value elsewhere and exited our position in March.

Relative to the Russell 2000, the Fund’s strongest sector was Health Care, thanks to our significant underweight in biotechnology and, to a lesser degree, effective stock picking in health care equipment & supplies. Our greater exposure to Materials also gave the Fund a relative advantage, most notably in the metals & mining and aforementioned chemicals industries. Stock selection in Energy and Consumer Discretionary also provided a relative edge. Conversely, the Fund’s lower exposure to the Utilities sector hurt relative performance, as did our overweight in capital markets and our underweight in REITs, the last of which enjoyed a strong first half. Both industries are in the Financials sector.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Ritchie Bros. Auctioneers	0.48

Chase Corporation	0.45

TMX Group	0.40

Albemarle Corporation	0.36

Teleflex	0.33

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

ManpowerGroup	-0.28

SEI Investments	-0.18

Korn/Ferry International	-0.17

KKR & Co. L.P.	-0.16

Diebold	-0.16

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Financials was the portfolio’s largest sector at the end of June. However, our weightings deviate from the ways in which traditional dividend-oriented portfolios often invest in this sector. The two largest industry weightings were insurance—largely via property and casualty underwriters—and capital markets, where the emphasis is on both traditional and alternative asset managers. These weightings give the Fund much less interest rate sensitivity than the index’s largest two industries in the sector, REITs and banks. With interest rates near all-time lows, we are very comfortable with the Fund’s lower exposure to these industries. More generally, we continue to believe that an extended period of slow growth should be enough to keep profitable cyclicals climbing, especially after factoring in the ways in which low expectations and—for some industries—oversold conditions depressed the stock prices of so many small-caps that we see as well-managed, conservatively capitalized businesses.

42 | The Royce Funds 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	8.62	0.07	6.32	7.68	6.16	7.94	9.54	10.46

Annual Operating Expenses: 1.22%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods and 92% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	118/121	98%	0.50	0.32

5-year	167/181	92%	0.60	0.37

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 136 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/16 ($)

Top 10 Positions
% of Net Assets

Ritchie Bros. Auctioneers	1.5

E-L Financial	1.5

HEICO Corporation	1.4

Erie Indemnity Cl. A	1.3

Quaker Chemical	1.3

Markel Corporation	1.2

Balchem Corporation	1.2

Woodward	1.2

Teleflex	1.1

Thor Industries	1.1

Portfolio Sector Breakdown
% of Net Assets

Financials	26.5

Industrials	23.0

Consumer Discretionary	12.7

Materials	11.8

Information Technology	7.2

Health Care	6.3

Consumer Staples	4.3

Energy	3.0

Utilities	2.1

Telecommunication Services	1.1

Miscellaneous	1.1

Corporate Bond	0.1

Cash and Cash Equivalents	0.8

Calendar Year Total Returns (%)

YEAR	RTR

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

2001	14.8

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	84	79

From 12/31/93 (Start of Fund’s First Full Quarter)	81	55

Portfolio Diagnostics

Fund Net Assets	$2,807 million

Number of Holdings	296

Turnover Rate	8%

Average Market Capitalization[1]	$1,932 million

Weighted Average P/E Ratio[2,3]	18.5x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	86.8%

Non-U.S. Investments (% of Net Assets)	12.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 97.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.0%
AUTO COMPONENTS - 2.2%
Autoliv	9,600	$1,031,520
Gentex Corporation	133,696	2,065,603
Nokian Renkaat	52,500	1,875,318
STRATTEC SECURITY	9,629	392,575

		5,365,016

AUTOMOBILES - 0.4%
Thor Industries	15,940	1,031,955

HOUSEHOLD DURABLES - 0.7%
Flexsteel Industries	9,100	360,542
Hunter Douglas	27,600	1,310,118

		1,670,660

MEDIA - 0.3%
Saga Communications Cl. A	18,835	744,736

MULTILINE RETAIL - 0.6%
Dillard’s Cl. A	25,600	1,551,360

SPECIALTY RETAIL - 4.9%
American Eagle Outfitters	98,000	1,561,140
Buckle (The)	54,879	1,426,306
Cato Corporation (The) Cl. A	40,610	1,531,809
DSW Cl. A	72,049	1,525,998
Fielmann	6,400	467,799
Genesco [1]	23,049	1,482,281
Shoe Carnival	62,168	1,557,930
Stein Mart	166,296	1,283,805
USS	70,000	1,148,108

		11,985,176

TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Movado Group	38,300	830,344
Stella International Holdings	100,000	176,474
Steven Madden [1]	30,808	1,053,018

		2,059,836

Total (Cost $24,045,014)		24,408,739

CONSUMER STAPLES – 2.9%
FOOD & STAPLES RETAILING - 0.8%
FamilyMart	6,000	364,463
Village Super Market Cl. A	55,167	1,593,774

		1,958,237

FOOD PRODUCTS - 1.6%
Hormel Foods	95,800	3,506,280
Industrias Bachoco ADR	6,100	301,340

		3,807,620

PERSONAL PRODUCTS - 0.5%
Nu Skin Enterprises Cl. A	27,081	1,250,872

Total (Cost $4,371,194)		7,016,729

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 1.4%
Helmerich & Payne	28,154	1,889,978
TGS-NOPEC Geophysical	100,900	1,649,926

		3,539,904

OIL, GAS & CONSUMABLE FUELS - 0.3%
Gaztransport Et Technigaz	22,700	697,568

Total (Cost $5,160,083)		4,237,472

FINANCIALS – 29.6%
BANKS - 5.0%
Ames National	35,044	939,880
†BGEO Group	58,000	2,052,279
BLOM Bank GDR	63,000	633,150
BOK Financial	22,114	1,386,548
Camden National	32,622	1,370,124
City Holding Company	19,689	895,259
CNB Financial	29,200	519,760
Codorus Valley Bancorp	6,635	135,155
First Republic Bank	44,700	3,128,553
National Bankshares	17,100	597,132
Northrim BanCorp	24,700	649,363

		12,307,203

CAPITAL MARKETS - 18.9%
AllianceBernstein Holding L.P.	174,300	4,061,190
Apollo Global Management LLC Cl. A	157,300	2,383,095
ARA Asset Management	1,961,500	2,020,246
Ashmore Group	624,000	2,526,291
AURELIUS	9,000	529,083
Carlyle Group L.P.	141,000	2,288,430
Coronation Fund Managers	266,000	1,207,287
Federated Investors Cl. B	138,300	3,980,274
Gluskin Sheff + Associates	51,700	667,084
Interactive Brokers Group Cl. A	22,600	800,040
Jupiter Fund Management	509,500	2,511,886
KKR & Co. L.P.	288,000	3,553,920
Lazard Cl. A	94,200	2,805,276
Moelis & Company Cl. A	60,000	1,350,000
Northern Trust	25,000	1,656,500
Oaktree Capital Group LLC Cl. A	85,000	3,804,600
SEI Investments	53,000	2,549,830
Sprott	735,700	1,463,485
State Street	27,900	1,504,368
†TD Ameritrade Holding Corporation	74,100	2,109,998
Value Partners Group	2,527,200	2,344,821

		46,117,704

DIVERSIFIED FINANCIAL SERVICES - 2.0%
†BM&FBOVESPA	402,000	2,252,591
Bolsa Mexicana de Valores	1,443,000	2,223,394
Singapore Exchange	70,000	398,768

		4,874,753

INSURANCE - 2.2%
Allied World Assurance Company Holdings	11,694	410,927
Erie Indemnity Cl. A	12,100	1,202,014
Marsh & McLennan	30,800	2,108,568
Reinsurance Group of America	16,455	1,595,971

		5,317,480

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Relo Holdings	2,300	403,099

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada	60,948	1,563,386
Southern Missouri Bancorp	2,500	58,825
TrustCo Bank Corp. NY	243,760	1,562,502

		3,184,713

Total (Cost $62,976,943)		72,204,952

HEALTH CARE – 3.8%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Dentsply Sirona	56,000	3,474,240

44 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Dividend Value Fund (continued)
	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Aceto Corporation	18,800	$411,532
Ensign Group (The)	32,400	680,724
Owens & Minor	28,500	1,065,330

		2,157,586

HEALTH CARE TECHNOLOGY - 0.1%
CompuGroup Medical	7,300	303,562

PHARMACEUTICALS - 1.4%
Recordati	82,300	2,474,453
Santen Pharmaceutical	52,000	810,939

		3,285,392

Total (Cost $5,722,022)		9,220,780

INDUSTRIALS – 23.5%
AEROSPACE & DEFENSE - 0.8%
HEICO Corporation Cl. A	36,132	1,938,482

AIR FREIGHT & LOGISTICS - 2.8%
C. H. Robinson Worldwide	33,500	2,487,375
Expeditors International of Washington	90,600	4,443,024

		6,930,399

BUILDING PRODUCTS - 0.8%
Geberit	1,000	377,755
TOTO	37,000	1,466,091

		1,843,846

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Ritchie Bros. Auctioneers	90,092	3,043,308
Societe BIC	6,600	933,272
UniFirst Corporation	8,655	1,001,556

		4,978,136

CONSTRUCTION & ENGINEERING - 0.8%
KBR	136,900	1,812,556

ELECTRICAL EQUIPMENT - 1.5%
Hubbell Cl. B	18,200	1,919,554
Regal Beloit	30,200	1,662,510

		3,582,064

MACHINERY - 9.4%
Alamo Group	19,408	1,280,346
CLARCOR	54,800	3,333,484
Donaldson Company	88,300	3,033,988
Federal Signal	99,729	1,284,509
Flowserve Corporation	20,100	907,917
Graco	26,100	2,061,639
IDEX Corporation	37,300	3,062,330
KUKA	5,100	603,958
Lincoln Electric Holdings	30,050	1,775,354
Lindsay Corporation	27,500	1,866,150
Miller Industries	48,214	992,726
Pfeiffer Vacuum Technology	13,500	1,263,992
Spirax-Sarco Engineering	30,492	1,522,098

		22,988,491

MARINE - 0.8%
Clarkson	67,400	1,997,480

PROFESSIONAL SERVICES - 1.8%
Korn/Ferry International	49,400	1,022,580
ManpowerGroup	49,700	3,197,698
Robert Half International	2,600	99,216

		4,319,494

ROAD & RAIL - 1.8%
Amerco	8,442	3,161,951
Werner Enterprises	56,300	1,293,211

		4,455,162

TRADING COMPANIES & DISTRIBUTORS - 1.0%

Applied Industrial Technologies	53,700	2,424,018

Total (Cost $44,258,182)		57,270,128

INFORMATION TECHNOLOGY – 11.1%
COMMUNICATIONS EQUIPMENT - 0.7%
Brocade Communications Systems	136,382	1,251,987
TESSCO Technologies	32,879	456,689

		1,708,676

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.5%
Amphenol Corporation Cl. A	52,600	3,015,558
FLIR Systems	149,700	4,633,215
National Instruments	155,400	4,257,960
Vishay Intertechnology	119,788	1,484,173

		13,390,906

IT SERVICES - 1.4%
Western Union	181,900	3,488,842

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
MKS Instruments	32,608	1,404,101

SOFTWARE - 1.3%
Computer Modelling Group	140,000	1,120,477
SimCorp	7,000	343,488
TOTVS	180,000	1,711,297

		3,175,262

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Diebold	160,000	3,972,800

Total (Cost $26,100,889)		27,140,587

MATERIALS – 10.5%
CHEMICALS - 1.1%
Quaker Chemical	26,800	2,390,560
Victrex	10,000	201,685

		2,592,245

CONTAINERS & PACKAGING - 2.0%
AptarGroup	41,200	3,260,156
Greif Cl. A	46,300	1,725,601

		4,985,757

METALS & MINING - 7.4%
Carpenter Technology	69,300	2,282,049
Compass Minerals International	38,100	2,826,639
Franco-Nevada Corporation	36,000	2,738,160
Reliance Steel & Aluminum	63,000	4,844,700
Royal Gold	19,900	1,433,198
Worthington Industries	92,900	3,929,670

		18,054,416

Total (Cost $19,761,461)		25,632,418

TELECOMMUNICATION SERVICES – 1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Inmarsat	105,000	1,127,016

WIRELESS TELECOMMUNICATION SERVICES - 1.1%
Telephone and Data Systems	91,500	2,713,890

Total (Cost $3,264,044)		3,840,906

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

UTILITIES – 1.5%
WATER UTILITIES - 1.5%
Aqua America	104,800	$3,737,168

Total (Cost $2,517,093)		3,737,168

MISCELLANEOUS[2] – 1.3%

Total (Cost $3,139,262)		3,036,267

TOTAL COMMON STOCKS

(Cost $201,316,187)		237,746,146

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.1%
Unit Corporation 6.625% due 5/15/21

(Cost $370,312)	$458,000	353,805

REPURCHASE AGREEMENT– 2.6%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$6,318,005 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $6,447,863)

(Cost $6,318,000)		6,318,000

TOTAL INVESTMENTS – 100.2%

(Cost $208,004,499)		244,417,951

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(452,147)

NET ASSETS – 100.0%		$243,965,804

Royce Global Financial Services Fund
Common Stocks – 98.3%
	SHARES	VALUE

BANKS - 12.1%
BankUnited	4,100	$125,952
BLOM Bank GDR	8,000	80,400
BOK Financial	13,530	848,331
Capital City Bank Group	29,822	415,122
Chemung Financial	14,512	425,927
First Citizens BancShares Cl. A	3,850	996,804
First Republic Bank	10,400	727,896
Investors Bancorp	25,300	280,324
Live Oak Bancshares	45,000	634,950
Popular	28,900	846,770
Umpqua Holdings	17,400	269,178

Total (Cost $5,506,698)		5,651,654

CAPITAL MARKETS - 46.6%
AllianceBernstein Holding L.P.	16,500	384,450
Apollo Global Management LLC Cl. A	32,700	495,405
ARA Asset Management	793,320	817,080
Ares Management L.P.	73,400	1,034,206
Ashmore Group	290,000	1,174,078
Associated Capital Group Cl. A	14,084	403,929
Carlyle Group L.P.	41,700	676,791
Charles Schwab (The) Corporation	29,400	744,114
Citadel Capital [1]	150,000	16,554
Coronation Fund Managers	68,000	308,630
Cowen Group [1]	49,900	147,704
Dundee Corporation Cl. A [1]	90,000	531,522
Edmond de Rothschild (Suisse)	20	287,558
Egyptian Financial Group-Hermes Holding Company [1]	246,390	293,283
Federated Investors Cl. B	33,800	972,764
Financial Engines	18,400	476,008
Fortress Investment Group LLC Cl. A	102,600	453,492
Gluskin Sheff + Associates	60,500	780,630
GMP Capital [1]	108,000	439,707
INTL FCStone [1]	15,000	409,350
IOOF Holdings	20,000	117,750
Jupiter Fund Management	165,000	813,467
KKR & Co. L.P.	23,900	294,926
Lazard Cl. A	10,000	297,800
Medley Management Cl. A	89,302	525,096
MVC Capital	47,100	378,684
Northern Trust	10,900	722,234
Oaktree Capital Group LLC Cl. A	13,400	599,784
Och-Ziff Capital Management Group LLC Cl. A [1]	66,000	250,800
Partners Group Holding	670	287,293
Reinet Investments	7,200	154,186
Rothschild & Co	23,500	562,096
SEI Investments	16,600	798,626
Silvercrest Asset Management Group Cl. A	41,600	509,184
SPARX Group	220,000	392,007
Sprott	385,000	765,858
TD Ameritrade Holding Corporation	12,715	362,060
Tokai Tokyo Financial Holdings	9,400	39,880
U.S. Global Investors Cl. A	368,373	626,234
UOB-Kay Hian Holdings	129,000	125,947
Value Partners Group	672,000	623,504
Virtu Financial Cl. A	18,100	325,800

46 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

CAPITAL MARKETS (continued)
VZ Holding	1,850	$551,946
Westwood Holdings Group	12,700	657,860
WisdomTree Investments	18,000	176,220

Total (Cost $23,984,077)		21,806,497

CONSUMER FINANCE - 1.0%
Discover Financial Services	2,800	150,052
Unifin Financiera	120,000	300,680

Total (Cost $458,727)		450,732

DIVERSIFIED FINANCIAL SERVICES - 14.8%
BM&FBOVESPA	196,000	1,098,278
Bolsa Mexicana de Valores	465,000	716,478
Bolsas y Mercados Espanoles	10,500	293,471
Bursa Malaysia	192,000	408,229
CRISIL	14,000	417,529
Hellenic Exchanges - Athens Stock Exchange	50,000	238,218
JSE	51,000	637,061
MarketAxess Holdings	4,600	668,840
Markit [1]	14,000	456,400
Morningstar	8,000	654,240
MSCI	4,300	331,616
NZX	440,000	314,994
SHUAA Capital [1]	580,000	102,884
Singapore Exchange	75,000	427,251
Warsaw Stock Exchange	19,000	159,430

Total (Cost $5,782,310)		6,924,919

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	30,600	99,266

Total (Cost $28,633)		99,266

INSURANCE - 4.1%
E-L Financial	1,400	743,372
Jardine Lloyd Thompson Group	11,900	149,689
MBIA [1]	95,300	650,899
State Auto Financial	17,100	374,661

Total (Cost $2,024,604)		1,918,621

INTERNET SOFTWARE & SERVICES - 0.0%
Novation Companies [1,3]	223,459	13,855

Total (Cost $101,010)		13,855

INVESTMENT COMPANIES - 1.2%
RIT Capital Partners	25,100	550,342

Total (Cost $503,343)		550,342

IT SERVICES - 4.6%
Cass Information Systems	7,600	392,920
GBST Holdings	105,000	325,899
PayPal Holdings [1]	12,800	467,328
Vantiv Cl. A [1]	10,000	566,000
Western Union	19,800	379,764

Total (Cost $1,715,944)		2,131,911

MARINE - 1.1%
Clarkson	18,000	533,452

Total (Cost $667,597)		533,452

METALS & MINING - 1.3%
Franco-Nevada Corporation	7,850	597,071

Total (Cost $314,604)		597,071

PROFESSIONAL SERVICES - 1.1%
Verisk Analytics [1]	6,400	518,912

Total (Cost $237,159)		518,912

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
†FirstService Corporation	25,000	1,145,750
Midland Holdings [1]	800,000	220,641

Total (Cost $1,220,485)		1,366,391

SOFTWARE - 3.5%
Bottomline Technologies [1]	13,600	292,808
Fair Isaac	7,400	836,274
SS&C Technologies Holdings	19,000	533,520

Total (Cost $983,937)		1,662,602

TRADING COMPANIES & DISTRIBUTORS - 0.9%
Air Lease Cl. A	16,300	436,514

Total (Cost $644,258)		436,514

MISCELLANEOUS[2] - 2.9%

Total (Cost $1,496,351)		1,351,470

TOTAL COMMON STOCKS

(Cost $45,669,737)		46,014,209

REPURCHASE AGREEMENT– 1.5%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value $729,001 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 4/15/19, valued at $745,388)

(Cost $729,000)		729,000

TOTAL INVESTMENTS – 99.8%

(Cost $46,398,737)		46,743,209

CASH AND OTHER ASSETS LESS LIABILITIES – 0.2%		75,305

NET ASSETS – 100.0%		$46,818,514

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Heritage Fund
Common Stocks – 86.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 20.1%
AUTO COMPONENTS - 7.4%
Dorman Products [1]	30,017	$1,716,972
Drew Industries	60,609	5,142,068
Gentex Corporation	262,635	4,057,711
Standard Motor Products	155,030	6,167,093

		17,083,844

AUTOMOBILES - 2.3%
Thor Industries	80,487	5,210,728

DISTRIBUTORS - 3.5%
Genuine Parts	23,849	2,414,711
LKQ Corporation [1]	177,947	5,640,920

		8,055,631

DIVERSIFIED CONSUMER SERVICES - 0.3%
Capella Education	11,870	624,837

HOUSEHOLD DURABLES - 1.8%
Ethan Allen Interiors	29,668	980,231
Forbo Holding	700	831,501
NVR [1]	1,318	2,346,488

		4,158,220

MEDIA - 1.4%
Media General [1]	117,272	2,015,906
Meredith Corporation	23,103	1,199,277

		3,215,183

MULTILINE RETAIL - 0.6%
Dollar Tree [1]	14,207	1,338,868

SPECIALTY RETAIL - 1.0%
†Dicks Sporting Goods	37,000	1,667,220
USS	36,100	592,096

		2,259,316

TEXTILES, APPAREL & LUXURY GOODS - 1.8%
Coach	37,400	1,523,676
Gildan Activewear	22,300	654,059
Wolverine World Wide	100,222	2,036,511

		4,214,246

Total (Cost $35,557,383)		46,160,873

CONSUMER STAPLES – 0.7%
FOOD PRODUCTS - 0.7%
Sanderson Farms	18,350	1,589,844

Total (Cost $1,498,931)		1,589,844

FINANCIALS – 13.5%
CAPITAL MARKETS - 3.4%
Affiliated Managers Group [1]	2,230	313,917
Evercore Partners Cl. A	11,300	499,347
Federated Investors Cl. B	75,300	2,167,134
Lazard Cl. A	81,210	2,418,434
Oaktree Capital Group LLC Cl. A	28,587	1,279,554
SEI Investments	12,000	577,320
Westwood Holdings Group	11,900	616,420

		7,872,126

DIVERSIFIED FINANCIAL SERVICES - 2.2%
Berkshire Hathaway Cl. B [1]	30,347	4,393,942
TMX Group	16,000	665,660

		5,059,602

INSURANCE - 2.6%
Alleghany Corporation [1]	10,664	5,860,721

REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%
Colliers International Group	22,600	771,564
Jones Lang LaSalle	36,440	3,551,078
Kennedy Wilson Europe Real Estate	156,000	2,005,475
Kennedy-Wilson Holdings	220,047	4,172,091
Marcus & Millichap [1]	67,850	1,724,069

		12,224,277

Total (Cost $32,089,563)		31,016,726

HEALTH CARE – 1.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Dentsply Sirona	10,000	620,400

LIFE SCIENCES TOOLS & SERVICES - 0.3%
Waters Corporation [1]	5,047	709,861

PHARMACEUTICALS - 0.4%
Recordati	29,000	871,921

Total (Cost $1,153,091)		2,202,182

INDUSTRIALS – 27.9%
AEROSPACE & DEFENSE - 1.2%
HEICO Corporation	41,900	2,799,339

AIR FREIGHT & LOGISTICS - 0.5%
Forward Air	25,500	1,135,515

BUILDING PRODUCTS - 1.0%
Simpson Manufacturing	57,600	2,302,272

COMMERCIAL SERVICES & SUPPLIES - 4.9%
Cintas Corporation	18,600	1,825,218
Copart [1]	125,660	6,158,597
Ritchie Bros. Auctioneers	76,660	2,589,575
Waste Connections	7,948	572,653

		11,146,043

CONSTRUCTION & ENGINEERING - 2.0%
Valmont Industries	33,945	4,591,740

ELECTRICAL EQUIPMENT - 1.5%
Hubbell Cl. B	32,522	3,430,095

INDUSTRIAL CONGLOMERATES - 1.1%
Carlisle Companies	23,300	2,462,344

MACHINERY - 5.4%
Franklin Electric	57,328	1,894,691
Lincoln Electric Holdings	13,600	803,488
Mueller Industries	53,944	1,719,735
Pfeiffer Vacuum Technology	7,000	655,403
RBC Bearings [1]	31,700	2,298,250
Wabtec Corporation	47,300	3,321,879
†Watts Water Technologies Cl. A	28,340	1,651,088

		12,344,534

MARINE - 2.0%
Kirby Corporation [1]	73,000	4,554,470

PROFESSIONAL SERVICES - 4.4%
Dun & Bradstreet	9,500	1,157,480
Equifax	23,712	3,044,621
IHS Cl. A [1]	16,552	1,913,577
ManpowerGroup	61,618	3,964,502

		10,080,180

ROAD & RAIL - 2.0%
Landstar System	26,400	1,812,624
†Union Pacific	33,114	2,889,196

		4,701,820

TRADING COMPANIES & DISTRIBUTORS - 1.9%
Air Lease Cl. A	45,721	1,224,409

48 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Heritage Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS (continued)
Diploma	114,300	$1,272,649
MSC Industrial Direct Cl. A	15,400	1,086,624
Watsco	6,400	900,416

		4,484,098

Total (Cost $50,799,507)		64,032,450

INFORMATION TECHNOLOGY – 7.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.8%
AVX Corporation	114,483	1,554,679
Coherent [1]	28,950	2,657,031
FLIR Systems	22,900	708,755
National Instruments	9,100	249,340
Rogers Corporation [1]	57,389	3,506,468

		8,676,273

IT SERVICES - 2.3%
DST Systems	34,766	4,047,805
Fiserv [1]	11,700	1,272,141

		5,319,946

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
Lam Research	36,500	3,068,190

Total (Cost $13,927,300)		17,064,409

MATERIALS – 11.8%
CHEMICALS - 6.2%
Innospec	8,600	395,514
Minerals Technologies	83,611	4,749,105
Quaker Chemical	18,200	1,623,440
RPM International	22,900	1,143,855
Sensient Technologies	33,749	2,397,529
Westlake Chemical	89,380	3,836,189

		14,145,632

METALS & MINING - 3.3%
Kaiser Aluminum	21,820	1,972,746
Reliance Steel & Aluminum	71,832	5,523,881

		7,496,627

PAPER & FOREST PRODUCTS - 2.3%
Neenah Paper	64,690	4,681,616
Stella-Jones	18,000	670,289

		5,351,905

Total (Cost $25,411,902)		26,994,164

UTILITIES – 2.1%
GAS UTILITIES - 2.1%
UGI Corporation	104,923	4,747,766

Total (Cost $3,267,751)		4,747,766

MISCELLANEOUS[2] – 2.2%

Total (Cost $4,964,869)		5,035,941

TOTAL COMMON STOCKS

(Cost $168,670,297)		198,844,355

REPURCHASE AGREEMENT– 16.7%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$38,362,032 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $39,130,238)

(Cost $38,362,000)	$38,362,000

TOTAL INVESTMENTS – 103.4%

(Cost $207,032,297)	237,206,355

LIABILITIES LESS CASH AND OTHER ASSETS – (3.4)%	(7,738,382)

NET ASSETS – 100.0%	$229,467,973

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce International Micro-Cap Fund
Common Stocks – 95.4%
	SHARES	VALUE

AUSTRALIA – 3.9%
Austal [4]	43,200	$38,985
Imdex [1]	114,300	17,830
†Seeing Machines [1]	679,200	26,022
TFS Corporation	55,748	58,685
Webjet	15,370	81,953

Total (Cost $268,309)		223,475

AUSTRIA – 1.3%
S&T	4,300	34,768
UBM Development	1,300	42,604

Total (Cost $77,246)		77,372

BELGIUM – 0.7%
†Roularta Media Group	1,400	39,681

Total (Cost $38,061)		39,681

BRAZIL – 1.1%
T4F Entretenimento	31,800	65,336

Total (Cost $70,825)		65,336

CANADA – 8.2%
Exco Technologies	4,100	38,717
goeasy	4,100	58,361
Intertape Polymer Group	2,400	39,159
Magellan Aerospace	8,700	121,279
Morneau Shepell	4,200	57,671
RDM Corporation	13,000	43,771
†Sandstorm Gold [1]	13,300	59,318
Solium Capital [1]	12,100	55,632

Total (Cost $444,922)		473,908

CHINA – 2.2%
Daqo New Energy ADR [1]	1,700	38,369
†Haichang Ocean Park Holdings [1]	189,800	40,803
Xtep International Holdings	86,400	46,643

Total (Cost $119,159)		125,815

DENMARK – 0.7%
Columbus	33,400	41,831

Total (Cost $31,351)		41,831

FINLAND – 1.2%
BasWare [1]	700	26,881
Powerflute	47,900	44,852

Total (Cost $95,634)		71,733

FRANCE – 5.3%
†Bigben Interactive [1]	5,600	29,809
Cegedim [1]	700	21,367
Chargeurs	3,300	36,498
†Groupe Crit	600	40,027
HighCo	4,100	40,662
†Linedata Services	700	31,846
Manutan International	600	32,438
Neurones	1,650	36,156
†Synergie	1,300	37,141

Total (Cost $281,343)		305,944

GERMANY – 6.6%
ADLER Real Estate [1]	3,800	48,143
†ADLER Real Estate (Rights) [1,4]	3,800	0
Allgeier	1,500	27,487
AURELIUS	1,000	58,787
†CANCOM	1,000	49,685
HolidayCheck Group [1]	10,300	26,951
msg life [1]	10,500	28,348
mutares	1,500	21,661
PNE Wind	18,700	44,030
VIB Vermoegen	1,700	36,648
XING	220	41,792

Total (Cost $374,777)		383,532

GREECE – 0.9%
Aegean Marine Petroleum Network	3,800	20,900
StealthGas [1]	7,800	29,484

Total (Cost $109,954)		50,384

HONG KONG – 6.7%
China Metal International Holdings	209,800	67,705
Esprit Holdings [1]	30,500	22,777
I.T	186,500	55,481
Le Saunda Holdings	134,860	28,775
Oriental Watch Holdings	384,800	45,854
Pico Far East Holdings	340,000	96,171
†Value Partners Group	29,700	27,557
VST Holdings	157,500	45,066

Total (Cost $476,857)		389,386

INDIA – 2.6%
CCL Products India	11,000	40,459
eClerx Services	2,666	56,789
†Manappuram Finance	51,400	52,803

Total (Cost $95,004)		150,051

INDONESIA – 0.7%
Selamat Sempurna	118,100	41,807

Total (Cost $42,184)		41,807

IRELAND – 2.6%
Ardmore Shipping	3,800	25,726
†Irish Continental Group	6,700	31,349
†Irish Residential Properties REIT	28,930	35,796
Trinity Biotech ADR Cl. A [1]	5,200	58,968

Total (Cost $206,032)		151,839

ISRAEL – 1.1%
Nova Measuring Instruments [1]	5,650	61,811

Total (Cost $61,207)		61,811

ITALY – 1.5%
Banca Sistema	23,700	53,836
†Gruppo MutuiOnline	3,700	32,335

Total (Cost $99,592)		86,171

JAPAN – 9.4%
GCA Savvian	7,100	59,971
†kabu.com Securities	19,500	62,722
Leopalace21 Corporation	10,900	76,142
Mandom Corporation	900	41,208
Pressance Corporation	1,200	45,145
SPARX Group	34,600	61,652
Sun Frontier Fudousan	5,600	56,889

50 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

JAPAN (continued)
Takara Leben	5,600	$42,666
Trancom	900	59,244
Zuiko Corporation	900	38,359

Total (Cost $520,967)		543,998

MALAYSIA – 1.2%
CB Industrial Product Holding	60,700	30,744
Kossan Rubber Industries	22,500	38,274

Total (Cost $58,137)		69,018

MEXICO – 1.0%
Consorcio ARA	165,300	59,402

Total (Cost $63,925)		59,402

NETHERLANDS – 0.3%
†Constellium Cl. A [1]	3,400	15,946

Total (Cost $14,049)		15,946

NEW ZEALAND – 1.2%
New Zealand Refining	22,600	39,242
†Summerset Group Holdings	10,000	31,334

Total (Cost $79,125)		70,576

NORWAY – 1.6%
Kongsberg Automotive [1]	34,900	22,850
Medistim	5,600	38,108
†NRC Group [1]	5,000	31,506

Total (Cost $92,412)		92,464

PHILIPPINES – 0.6%
†Integrated Micro-Electronics	311,800	37,414

Total (Cost $38,498)		37,414

SINGAPORE – 0.7%
CSE Global	130,000	42,417

Total (Cost $42,691)		42,417

SOUTH AFRICA – 0.9%
Net 1 UEPS Technologies [1]	5,200	51,948

Total (Cost $83,320)		51,948

SOUTH KOREA – 3.2%
Eugene Technology	2,489	35,488
Huvis Corporation	2,750	18,701
ISC	1,104	25,436
Koh Young Technology	2,100	74,677
†Modetour Network	1,400	33,919

Total (Cost $197,443)		188,221

SPAIN – 0.6%
Atento [1]	3,800	33,858

Total (Cost $38,413)		33,858

SWEDEN – 2.2%
†Doro [1]	3,400	24,647
Dustin Group	9,800	65,178
Proact IT Group	3,100	39,967

Total (Cost $143,864)		129,792

TAIWAN – 7.6%
†Chipbond Technology	21,600	27,676
†Egis Technology [1]	9,700	46,705
Flytech Technology	18,224	57,852
King’s Town Bank	39,600	26,270
Kinik Company	28,000	46,797
Lumax International	38,300	55,340
†Posiflex Technology	6,300	30,377
Shih Her Technologies	36,800	35,340
Sporton International	8,400	43,352
UDE Corporation	36,100	32,375
†United Orthopedic	14,500	40,380

Total (Cost $536,525)		442,464

THAILAND – 0.6%
MC Group	82,900	31,688

Total (Cost $31,753)		31,688

UNITED ARAB EMIRATES – 0.7%
Aramex	48,300	42,672

Total (Cost $23,700)		42,672

UNITED KINGDOM – 15.0%
†BGEO Group	900	31,846
BrainJuicer Group	4,100	18,766
Character Group	4,700	29,802
†Connect Group	28,200	55,601
Conviviality	24,600	59,931
†dotdigital group	84,500	45,501
†EMIS Group	5,500	67,800
†Epwin Group	19,200	28,212
Finsbury Food Group	35,700	51,613
†Hilton Food Group	10,600	77,946
†Inspired Energy	180,300	29,156
†McBride	20,400	42,383
Norcros	27,670	63,108
Pendragon	57,900	21,775
†Rank Group	8,600	24,780
Real Estate Investors	42,500	32,626
Severfield	58,000	38,139
†Treatt	18,800	41,067
Trifast	30,500	55,915
Vertu Motors	24,600	13,794
Zeal Network	1,100	38,369

Total (Cost $1,015,699)		868,130

UNITED STATES – 1.3%
Century Casinos [1]	11,800	73,514

Total (Cost $66,992)		73,514

TOTAL COMMON STOCKS

(Cost $5,939,970)		5,533,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce International Micro-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 4.8%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value $281,000 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 4/15/19, valued at $286,688)

(Cost $281,000)	$281,000

TOTAL INVESTMENTS – 100.2%

(Cost $6,220,970)	5,814,598

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(12,271)

NET ASSETS – 100.0%	$5,802,327

Royce International Premier Fund
Common Stocks – 96.4%
	SHARES	VALUE

AUSTRALIA – 1.5%
Cochlear	12,500	$1,133,768

Total (Cost $963,014)		1,133,768

AUSTRIA – 3.2%
Mayr-Melnhof Karton	21,500	2,342,837

Total (Cost $2,506,519)		2,342,837

BRAZIL – 2.7%
†OdontoPrev	475,000	1,968,138

Total (Cost $1,312,151)		1,968,138

CANADA – 2.3%
†Morneau Shepell	70,000	961,183
†Winpak	20,000	734,858

Total (Cost $1,680,957)		1,696,041

CHINA – 1.6%
TravelSky Technology	610,000	1,179,675

Total (Cost $877,175)		1,179,675

DENMARK – 1.8%
SimCorp	27,000	1,324,881

Total (Cost $1,365,813)		1,324,881

FRANCE – 4.9%
Thermador Groupe	22,500	1,944,927
Virbac [1]	9,000	1,637,578

Total (Cost $3,971,771)		3,582,505

GERMANY – 10.8%
Bertrandt	19,000	1,859,482
Carl Zeiss Meditec	41,500	1,678,227
Fielmann	17,500	1,279,138
KWS Saat	4,900	1,620,156
STRATEC Biomedical	25,000	1,443,834

Total (Cost $7,496,298)		7,880,837

HONG KONG – 2.0%
Value Partners Group	1,550,000	1,438,142

Total (Cost $1,538,714)		1,438,142

INDIA – 2.8%
Bajaj Finance	17,500	2,077,560

Total (Cost $1,444,902)		2,077,560

ITALY – 1.7%
DiaSorin	20,000	1,227,248

Total (Cost $829,305)		1,227,248

JAPAN – 22.3%
Horiba	32,500	1,421,046
Meitec Corporation	67,500	2,281,092
MISUMI Group	115,000	2,059,514
Nihon Kohden	57,500	1,611,156
†Omron Corporation	45,000	1,458,084
†Relo Holdings	9,000	1,577,346
Santen Pharmaceutical	120,000	1,871,398
Trend Micro	50,000	1,780,785
USS	140,000	2,296,216

Total (Cost $14,311,079)		16,356,637

52 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce International Premier Fund (continued)

	SHARES	VALUE

NEW ZEALAND – 2.1%
Fisher & Paykel Healthcare	215,000	$1,543,266

Total (Cost $1,231,099)		1,543,266

SINGAPORE – 1.4%
XP Power	48,000	995,602

Total (Cost $1,071,852)		995,602

SWEDEN – 3.0%
Addtech Cl. B	100,000	1,254,856
†Bravida Holding	160,000	959,950

Total (Cost $2,289,985)		2,214,806

SWITZERLAND – 12.9%
Burckhardt Compression Holding	4,800	1,493,042
dorma+kaba Holding	2,000	1,395,358
Inficon Holding	2,800	951,790
LEM Holding	1,350	1,215,193
Partners Group Holding	4,650	1,993,899
VZ Holding	8,000	2,386,794

Total (Cost $7,724,788)		9,436,076

UNITED KINGDOM – 19.4%
Berendsen	75,000	1,221,867
Clarkson	35,000	1,037,267
Consort Medical	115,000	1,604,770
Diploma	120,000	1,336,115
Elementis	249,100	664,023
Exova Group	500,000	1,203,676
†FDM Group Holdings	132,500	795,397
ITE Group	700,000	1,334,303
Rotork	325,000	933,013
Senior	430,000	1,181,171
Spirax-Sarco Engineering	25,000	1,247,948
Victrex	83,500	1,684,072

Total (Cost $15,907,347)		14,243,622

TOTAL COMMON STOCKS

(Cost $66,522,769)		70,641,641

REPURCHASE AGREEMENT– 3.8%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$2,826,002 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $2,887,725)

(Cost $2,826,000)		2,826,000

TOTAL INVESTMENTS – 100.2%

(Cost $69,348,769)		73,467,641

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(176,623)

NET ASSETS – 100.0%		$73,291,018

Royce International Small-Cap Fund
Common Stocks – 85.3%
	SHARES	VALUE

AUSTRALIA – 1.1%
†Austal [4]	52,700	$47,557
TFS Corporation	40,000	42,108

Total (Cost $105,309)		89,665

AUSTRIA – 1.5%
Mayr-Melnhof Karton	500	54,485
UBM Development	2,000	65,544

Total (Cost $130,743)		120,029

BRAZIL – 1.9%
T4F Entretenimento	75,100	154,301

Total (Cost $93,949)		154,301

CANADA – 6.0%
Exco Technologies	6,400	60,436
Intertape Polymer Group	3,700	60,371
Just Energy Group	6,700	40,736
Magellan Aerospace	12,400	172,858
Morneau Shepell	5,500	75,521
†Sandstorm Gold [1]	18,600	82,956

Total (Cost $419,095)		492,878

CHINA – 6.9%
†China Lesso Group Holdings	118,900	63,655
China Medical System Holdings	38,400	58,956
†Chinasoft International [1]	146,400	57,552
†Haichang Ocean Park Holdings [1]	268,600	57,742
Haitian International Holdings	50,005	89,621
Minth Group	53,453	173,098
Xtep International Holdings	124,200	67,050

Total (Cost $578,939)		567,674

FINLAND – 0.4%
BasWare [1]	800	30,721

Total (Cost $37,496)		30,721

FRANCE – 1.6%
†Groupe Crit	600	40,027
†Synergie	1,200	34,283
Technicolor	9,418	58,429

Total (Cost $151,506)		132,739

GERMANY – 5.5%
ADLER Real Estate [1]	4,332	54,884
†ADLER Real Estate (Rights) [1,4]	10,932	0
AURELIUS	1,901	111,754
†CANCOM	1,700	84,465
Hella KGaA Hueck & Co.	1,737	55,596
Hornbach Holding AG & Co. KGaA	400	27,098
PNE Wind	9,641	22,700
Takkt	2,900	57,079
XING	200	37,993

Total (Cost $487,076)		451,569

HONG KONG – 10.0%
Esprit Holdings [1]	43,100	32,186
†HKBN	85,600	90,075
I.T	253,100	75,294
†Kerry Logistics Network	35,600	45,996
Man Wah Holdings	63,825	91,887
Pacific Textiles Holdings	69,935	87,513

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce International Small-Cap Fund (continued)

	SHARES	VALUE

HONG KONG (continued)
†Skyworth Digital Holdings	117,700	$97,732
Texwinca Holdings	131,141	97,450
†Tongda Group Holdings	311,100	61,282
Value Partners Group	65,534	60,805
VST Holdings	283,300	81,062

Total (Cost $891,491)		821,282

INDIA – 3.5%
†CCL Products India	14,800	54,436
†Cholamandalam Investment and Finance	5,400	75,720
†Manappuram Finance	70,200	72,116
Thomas Cook (India)	26,000	84,344

Total (Cost $185,557)		286,616

INDONESIA – 1.1%
Selamat Sempurna	263,400	93,243

Total (Cost $94,230)		93,243

IRELAND – 1.0%
†Irish Continental Group	7,900	36,964
†Irish Residential Properties REIT	36,900	45,657

Total (Cost $91,860)		82,621

ITALY – 2.3%
Banca Sistema	27,100	61,560
Cerved Information Solutions	10,728	84,585
†Gruppo MutuiOnline	4,600	40,200

Total (Cost $202,796)		186,345

JAPAN – 14.3%
GCA Savvian	10,800	91,223
kabu.com Securities	30,900	99,390
Kakaku.com	3,000	59,139
Kenedix	21,800	81,383
Leopalace21 Corporation	16,400	114,562
Mandom Corporation	1,200	54,945
Meitec Corporation	1,800	60,829
MISUMI Group	5,800	103,871
Nifco	1,700	88,498
Relo Holdings	400	70,104
SPARX Group	57,700	102,813
Sun Frontier Fudousan	9,200	93,460
Takara Leben	8,700	66,285
Trancom	1,400	92,157

Total (Cost $1,165,221)		1,178,659

MALAYSIA – 0.6%
Kossan Rubber Industries	31,400	53,413

Total (Cost $48,595)		53,413

MEXICO – 2.1%
Consorcio ARA	187,200	67,272
Industrias Bachoco ADR	2,183	107,840

Total (Cost $187,248)		175,112

NEW ZEALAND – 1.2%
New Zealand Refining	30,400	52,786
†Summerset Group Holdings	13,900	43,554

Total (Cost $112,277)		96,340

SOUTH KOREA – 5.4%
CJ Korea Express [1]	500	94,243
Eugene Technology	3,437	49,005
Hanssem	700	96,633
Koh Young Technology	3,000	106,681
†Modetour Network	3,900	94,488

Total (Cost $454,554)		441,050

SPAIN – 1.3%
Atento [1]	7,324	65,257
†Papeles y Cartones de Europa	8,600	45,581

Total (Cost $144,258)		110,838

SWEDEN – 1.7%
†Dustin Group	12,400	82,470
†Indutrade	3,000	59,183

Total (Cost $142,575)		141,653

TAIWAN – 3.1%
†Egis Technology [1]	15,000	72,225
Flytech Technology	24,100	76,506
†Posiflex Technology	8,800	42,431
Sporton International	11,600	59,867

Total (Cost $265,363)		251,029

UNITED ARAB EMIRATES – 0.8%
Aramex	73,085	64,569

Total (Cost $59,368)		64,569

UNITED KINGDOM – 12.0%
†BGEO Group	1,000	35,384
Computacenter	10,700	106,090
Consort Medical	2,300	32,095
Conviviality	36,700	89,409
†dotdigital group	119,000	64,078
†Electrocomponents	10,300	35,802
EMIS Group	7,209	88,867
†Epwin Group	16,154	23,737
Finsbury Food Group	44,300	64,046
Halma	4,600	62,431
†Hilton Food Group	13,000	95,594
†McBride	57,800	120,085
†Micro Focus International	4,100	88,687
Pendragon	112,900	42,459
†SIG	27,600	41,497

Total (Cost $1,129,550)		990,261

TOTAL COMMON STOCKS

(Cost $7,179,056)		7,012,607

54 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce International Small-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 63.3%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$5,200,004 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $5,306,325)

(Cost $5,200,000)	$5,200,000

TOTAL INVESTMENTS – 148.6%

(Cost $12,379,056)	12,212,607

LIABILITIES LESS CASH AND OTHER ASSETS – (48.6)%	(3,992,770)

NET ASSETS – 100.0%	$8,219,837

Royce Low-Priced Stock Fund
Common Stocks – 99.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 18.0%
AUTO COMPONENTS - 1.9%
Fox Factory Holding [1]	129,000	$2,240,730
Stoneridge [1]	136,200	2,034,828
Unique Fabricating	129,589	1,735,197

		6,010,755

AUTOMOBILES - 0.8%
Thor Industries	36,303	2,350,256

DISTRIBUTORS - 0.4%
Fenix Parts [1,5]	330,800	1,300,044

HOTELS, RESTAURANTS & LEISURE - 1.3%
Belmond Cl. A [1]	194,200	1,922,580
Century Casinos [1]	355,000	2,211,650

		4,134,230

HOUSEHOLD DURABLES - 0.7%
TRI Pointe Group [1]	188,700	2,230,434

INTERNET & CATALOG RETAIL - 0.4%
Gaiam Cl. A [1]	168,300	1,302,642

LEISURE PRODUCTS - 2.0%
MCBC Holdings	158,100	1,747,005
Nautilus [1]	115,113	2,053,616
Smith & Wesson Holding Corporation [1,5]	81,400	2,212,452

		6,013,073

MEDIA - 1.1%
Harte-Hanks	803,400	1,277,406
New Media Investment Group	109,300	1,975,051

		3,252,457

MULTILINE RETAIL - 0.5%
J.C. Penney Company [1,5]	185,000	1,642,800

SPECIALTY RETAIL - 8.2%
American Eagle Outfitters	199,600	3,179,628
Ascena Retail Group [1,5]	266,200	1,860,738
Boot Barn Holdings [1]	197,000	1,698,140
Buckle (The)	84,275	2,190,307
Build-A-Bear Workshop [1]	129,500	1,737,890
Cato Corporation (The) Cl. A	59,850	2,257,542
Chico’s FAS	219,300	2,348,703
Kirkland’s [1]	136,600	2,005,288
Shoe Carnival	65,000	1,628,900
Stein Mart	374,200	2,888,824
TravelCenters of America LLC [1]	186,900	1,525,104
West Marine [1]	243,300	2,041,287

		25,362,351

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Vera Bradley [1]	142,200	2,014,974

Total (Cost $53,105,668)		55,614,016

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 1.1%
Inventure Foods [1,5]	140,000	1,093,400
Landec Corporation [1]	217,500	2,340,300

Total (Cost $3,780,824)		3,433,700

ENERGY – 6.4%
ENERGY EQUIPMENT & SERVICES - 4.8%
Gulf Island Fabrication	195,700	1,358,158
Newpark Resources [1]	333,500	1,930,965
Pason Systems	193,150	2,670,118
Profire Energy [1,5]	1,214,651	1,348,263
Tesco Corporation [1]	323,816	2,166,329

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
TGS-NOPEC Geophysical	92,000	$1,504,392
Total Energy Services	210,100	2,107,586
Unit Corporation [1]	117,700	1,831,412

		14,917,223

OIL, GAS & CONSUMABLE FUELS - 1.6%
Ardmore Shipping	324,700	2,198,219
Panhandle Oil & Gas Cl. A	80,600	1,343,602
Synergy Resources [1]	203,500	1,355,310

		4,897,131

Total (Cost $19,094,259)		19,814,354

FINANCIALS – 15.1%
BANKS - 2.2%
Blue Hills Bancorp	163,000	2,405,880
Boston Private Financial Holdings	188,000	2,214,640
Park Sterling	302,500	2,144,725

		6,765,245

CAPITAL MARKETS - 7.1%
Ashmore Group	515,363	2,086,470
Cowen Group [1,5]	463,400	1,371,664
Dundee Corporation Cl. A [1]	372,800	2,201,683
Federated Investors Cl. B	76,900	2,213,182
Jupiter Fund Management	280,349	1,382,149
Medley Management Cl. A	214,998	1,264,188
Newtek Business Services	144,300	1,835,496
Pzena Investment Management Cl. A	183,800	1,398,718
Silvercrest Asset Management Group Cl. A	182,500	2,233,800
Sprott	1,179,400	2,346,111
Value Partners Group	3,015,100	2,797,511
ZAIS Group Holdings Cl. A [1,5]	265,800	746,898

		21,877,870

DIVERSIFIED FINANCIAL SERVICES - 0.6%
GAIN Capital Holdings	317,400	2,005,968

INSURANCE - 1.6%
eHealth [1]	196,500	2,754,930
MBIA [1]	304,500	2,079,735

		4,834,665

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
AV Homes [1,5]	229,100	2,799,602
Kennedy-Wilson Holdings	86,430	1,638,713

		4,438,315

THRIFTS & MORTGAGE FINANCE - 2.2%
Beneficial Bancorp [1]	155,000	1,971,600
Clifton Bancorp	160,000	2,411,200
Kearny Financial	183,300	2,305,914

		6,688,714

Total (Cost $47,871,952)		46,610,777

HEALTH CARE – 7.1%
BIOTECHNOLOGY - 1.8%
Myriad Genetics [1]	42,369	1,296,492
Progenics Pharmaceuticals [1]	433,350	1,828,737
Zealand Pharma [1]	137,500	2,465,299

		5,590,528

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
†Avinger [1,5]	148,100	1,766,833
CryoLife	201,000	2,373,810
Syneron Medical [1]	247,700	1,904,813

		6,045,456

HEALTH CARE PROVIDERS & SERVICES - 0.4%
Nobilis Health [1,5]	597,800	1,333,094

HEALTH CARE TECHNOLOGY - 0.8%
Allscripts Healthcare Solutions [1]	205,300	2,607,310

LIFE SCIENCES TOOLS & SERVICES - 0.4%
Harvard Bioscience [1]	468,100	1,338,766

PHARMACEUTICALS - 1.7%
BioDelivery Sciences International [1,5]	484,200	1,142,712
Lipocine [1,5]	200,200	608,608
Medicines Company (The) [1]	50,232	1,689,302
Relypsa [1,5]	93,000	1,720,500

		5,161,122

Total (Cost $23,001,308)		22,076,276

INDUSTRIALS – 17.1%
AEROSPACE & DEFENSE - 1.0%
CPI Aerostructures [1]	248,166	1,526,221
Kratos Defense & Security Solutions [1]	365,200	1,497,320

		3,023,541

COMMERCIAL SERVICES & SUPPLIES - 2.3%
Atento [1,5]	180,600	1,609,146
Heritage-Crystal Clean [1]	157,900	1,927,959
Hudson Technologies [1]	513,300	1,847,880
Steelcase Cl. A	135,000	1,831,950

		7,216,935

CONSTRUCTION & ENGINEERING - 1.9%
Ameresco Cl. A [1]	400,500	1,750,185
IES Holdings [1]	129,800	1,612,116
KBR	175,000	2,317,000

		5,679,301

ELECTRICAL EQUIPMENT - 0.9%
LSI Industries	251,600	2,785,212

INDUSTRIAL CONGLOMERATES - 0.8%
†Raven Industries	131,200	2,484,928

MACHINERY - 2.4%
Key Technology [1]	133,698	1,231,359
Mueller Water Products Cl. A	217,500	2,483,850
Porvair	407,000	1,906,019
Wabash National [1]	130,000	1,651,000

		7,272,228

MARINE - 0.7%
Clarkson	75,831	2,247,342

PROFESSIONAL SERVICES - 6.1%
Acacia Research [1]	341,905	1,504,382
Heidrick & Struggles International	121,740	2,054,971
Kforce	160,374	2,708,717
Korn/Ferry International	97,840	2,025,288
Navigant Consulting [1]	180,923	2,921,906
Resources Connection	239,200	3,535,376
RPX Corporation [1]	213,900	1,961,463
TrueBlue [1]	116,794	2,209,743

		18,921,846

ROAD & RAIL - 0.5%
Werner Enterprises	70,000	1,607,900

56 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRANSPORTATION INFRASTRUCTURE - 0.5%
Wesco Aircraft Holdings [1]	116,600	$1,564,772

Total (Cost $57,370,630)		52,804,005

INFORMATION TECHNOLOGY – 25.1%
COMMUNICATIONS EQUIPMENT - 3.0%
Brocade Communications Systems	285,100	2,617,218
Harmonic [1,5]	375,000	1,068,750
Infinera Corporation [1]	197,200	2,224,416
Ixia [1]	166,200	1,632,084
KVH Industries [1]	237,015	1,825,016

		9,367,484

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.4%
AVX Corporation	162,378	2,205,093
Neonode [1,5]	710,500	1,037,330
Novanta [1]	161,200	2,442,180
Orbotech [1]	108,500	2,772,175
TTM Technologies [1]	388,958	2,928,854
Vishay Intertechnology	169,150	2,095,768

		13,481,400

INTERNET SOFTWARE & SERVICES - 3.5%
Amber Road [1,5]	271,400	2,092,494
Carbonite [1]	198,100	1,927,513
EarthLink Holdings	277,700	1,777,280
Intralinks Holdings [1]	306,600	1,992,900
QuinStreet [1]	780,900	2,772,195
UrtheCast Corporation [1,5]	481,800	365,466

		10,927,848

IT SERVICES - 0.5%
Computer Task Group	310,000	1,540,700

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.9%
Axcelis Technologies [1]	179,800	483,662
Brooks Automation	195,582	2,194,430
Cirrus Logic [1]	77,600	3,010,104
Exar Corporation [1]	192,000	1,545,600
Inphi Corporation [1]	45,900	1,470,177
IXYS Corporation	240,000	2,460,000
Lam Research	33,300	2,799,198
MKS Instruments	67,627	2,912,018
Nanometrics [1]	122,192	2,540,372
PDF Solutions [1]	207,100	2,897,329
Photronics [1]	258,600	2,304,126
Rudolph Technologies [1]	156,500	2,430,445
Sigma Designs [1]	278,000	1,787,540
Teradyne	138,275	2,722,635
Xcerra Corporation [1]	352,000	2,024,000

		33,581,636

SOFTWARE - 1.7%
Computer Modelling Group	210,900	1,687,919
Rubicon Project [1]	148,700	2,029,755
SeaChange International [1]	521,575	1,663,824

		5,381,498

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Silicon Graphics International [1]	332,000	1,669,960
Super Micro Computer [1]	72,100	1,791,685

		3,461,645

Total (Cost $70,103,642)		77,742,211

MATERIALS – 4.2%
CHEMICALS - 1.6%
BioAmber [1,5]	383,200	1,141,936
Trecora Resources [1]	203,200	2,119,376
Victrex	80,000	1,613,482

		4,874,794

METALS & MINING - 2.6%
Alamos Gold Cl. A	187,800	1,614,968
Ferroglobe	215,763	1,857,719
NovaGold Resources [1]	100,000	612,000
†Orocobre [1]	600,000	2,167,699
Pretium Resources [1]	156,000	1,746,012

		7,998,398

Total (Cost $14,029,347)		12,873,192

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	173,500	1,726,325

Total (Cost $1,022,198)		1,726,325

MISCELLANEOUS[2] – 4.4%

Total (Cost $12,878,464)		13,615,063

TOTAL COMMON STOCKS

(Cost $302,258,292)		306,309,919

REPURCHASE AGREEMENT– 2.4%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$7,386,006 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $7,537,275)

(Cost $7,386,000)		7,386,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.8%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $15,056,726)		15,056,726

TOTAL INVESTMENTS – 106.2%

(Cost $324,701,018)		328,752,645

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(19,319,819)

NET ASSETS – 100.0%		$309,432,826

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Micro-Cap Fund
Common Stocks – 93.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.5%
AUTO COMPONENTS - 3.8%
Drew Industries	15,878	$1,347,089
Fox Factory Holding [1]	94,900	1,648,413
Standard Motor Products	59,600	2,370,888
Stoneridge [1]	85,800	1,281,852
Superior Industries International	55,100	1,475,578
Unique Fabricating	59,400	795,366

		8,919,186

DISTRIBUTORS - 0.4%
Fenix Parts [1]	220,900	868,137

DIVERSIFIED CONSUMER SERVICES - 0.8%
American Public Education [1]	30	843
Capella Education	36,051	1,897,725

		1,898,568

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1]	18,610	1,743,757

INTERNET & CATALOG RETAIL - 0.4%
Gaiam Cl. A [1]	122,262	946,308

LEISURE PRODUCTS - 1.6%
Malibu Boats Cl. A [1]	118,000	1,425,440
MCBC Holdings	67,400	744,770
Smith & Wesson Holding Corporation [1]	54,665	1,485,795

		3,656,005

MEDIA - 0.7%
New Media Investment Group	95,500	1,725,685

SPECIALTY RETAIL - 5.8%
Boot Barn Holdings [1]	139,000	1,198,180
Buckle (The)	44,275	1,150,707
Build-A-Bear Workshop [1]	87,000	1,167,540
Cato Corporation (The) Cl. A	30,450	1,148,574
Citi Trends	128,724	1,999,084
Container Store Group (The) [1]	130,800	699,780
Kirkland’s [1]	128,340	1,884,031
Shoe Carnival	80,714	2,022,693
Stein Mart	278,934	2,153,370

		13,423,959

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Culp	58,474	1,615,637
Vera Bradley [1]	87,800	1,244,126

		2,859,763

Total (Cost $30,684,687)		36,041,368

CONSUMER STAPLES – 0.9%
FOOD PRODUCTS - 0.9%
Limoneira Company	69,530	1,225,118
Waterloo Investment Holdings [1,4]	2,760,860	773,041

Total (Cost $2,206,232)		1,998,159

ENERGY – 4.6%
ENERGY EQUIPMENT & SERVICES - 3.5%
Gulf Island Fabrication	203,918	1,415,191
Natural Gas Services Group [1]	68,087	1,559,192
Newpark Resources [1]	223,000	1,291,170
Profire Energy [1,5]	763,312	847,276
Tesco Corporation [1]	215,200	1,439,688
Total Energy Services	151,900	1,523,762

		8,076,279

OIL, GAS & CONSUMABLE FUELS - 1.1%
Ardmore Shipping	235,675	1,595,520
Panhandle Oil & Gas Cl. A	58,700	978,529

		2,574,049

Total (Cost $12,536,017)		10,650,328

FINANCIALS – 11.9%
BANKS - 2.2%
Blue Hills Bancorp	76,500	1,129,140
Caribbean Investment Holdings [1]	1,858,170	185,526
County Bancorp	40,800	841,296
John Marshall Bank [1,3]	20,040	322,243
Park Sterling	157,200	1,114,548
TriState Capital Holdings [1]	101,157	1,388,886

		4,981,639

CAPITAL MARKETS - 3.3%
FBR & Co.	62,842	938,231
Gluskin Sheff + Associates	122,400	1,579,324
Newtek Business Services	87,249	1,109,807
Pzena Investment Management Cl. A	132,100	1,005,281
Silvercrest Asset Management Group Cl. A	133,300	1,631,592
Westwood Holdings Group	26,172	1,355,710

		7,619,945

DIVERSIFIED FINANCIAL SERVICES - 0.6%
GAIN Capital Holdings	223,200	1,410,624

INSURANCE - 1.6%
Atlas Financial Holdings [1]	60,500	1,041,810
Blue Capital Reinsurance Holdings	51,300	949,563
eHealth [1]	122,800	1,721,656

		3,713,029

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
AV Homes [1]	156,950	1,917,929
FRP Holdings [1]	39,275	1,354,988

		3,272,917

THRIFTS & MORTGAGE FINANCE - 2.8%
Beneficial Bancorp [1]	101,400	1,289,808
Clifton Bancorp	96,200	1,449,734
HomeStreet [1]	59,400	1,183,248
Meridian Bancorp	105,600	1,560,768
Westfield Financial	137,700	1,060,290

		6,543,848

Total (Cost $26,923,067)		27,542,002

HEALTH CARE – 11.2%
BIOTECHNOLOGY - 2.5%
BioSpecifics Technologies [1]	28,500	1,138,290
Dynavax Technologies [1,5]	61,300	893,754
Genomic Health [1]	36,900	955,525
Progenics Pharmaceuticals [1]	265,300	1,119,566
Zealand Pharma [1]	87,200	1,563,448

		5,670,583

HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
AtriCure [1]	64,900	917,037
Avinger [1]	99,600	1,188,228
ConforMIS [1,5]	90,200	633,204
CryoLife	157,155	1,856,000
Novadaq Technologies [1,5]	77,621	763,791
Orthofix International [1]	28,800	1,221,120
SurModics [1]	62,822	1,475,061
Synergetics USA (Rights) [1,4]	196,684	37,370

58 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Syneron Medical [1]	180,690	$1,389,506
Trinity Biotech ADR Cl. A [1,5]	110,176	1,249,396

		10,730,713

HEALTH CARE PROVIDERS & SERVICES - 1.3%
Landauer	49,400	2,033,304
Nobilis Health [1,5]	389,500	868,585

		2,901,889

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	435,679	1,246,042

PHARMACEUTICALS - 2.3%
Agile Therapeutics [1]	129,582	986,119
BioDelivery Sciences International [1,5]	351,400	829,304
Intersect ENT [1]	68,700	888,291
Lipocine [1,5]	147,800	449,312
Relypsa [1,5]	59,800	1,106,300
Theravance Biopharma [1,5]	50,700	1,150,383

		5,409,709

Total (Cost $27,564,869)		25,958,936

INDUSTRIALS – 18.9%
AEROSPACE & DEFENSE - 0.9%
CPI Aerostructures [1]	147,418	906,621
Vectrus [1]	44,100	1,256,409

		2,163,030

COMMERCIAL SERVICES & SUPPLIES - 1.2%
Heritage-Crystal Clean [1]	116,374	1,420,927
Hudson Technologies [1]	358,004	1,288,814

		2,709,741

CONSTRUCTION & ENGINEERING - 1.2%
MYR Group [1]	49,400	1,189,552
Northwest Pipe [1]	150,400	1,621,312

		2,810,864

ELECTRICAL EQUIPMENT - 1.6%
LSI Industries	171,136	1,894,476
Power Solutions International [1]	50,300	897,855
†Revolution Lighting Technologies [1,5]	162,000	1,001,160

		3,793,491

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	92,900	1,759,526

MACHINERY - 6.9%
CIRCOR International	33,659	1,918,226
FreightCar America	80,709	1,133,961
Gorman-Rupp Company (The)	37,913	1,039,195
Graham Corporation	97,488	1,795,729
Kadant	45,576	2,347,620
Key Technology [1]	96,714	890,736
Lindsay Corporation	21,400	1,452,204
Lydall [1]	43,900	1,692,784
RBC Bearings [1]	17,369	1,259,253
Sun Hydraulics	39,600	1,175,724
Tennant Company	24,900	1,341,363

		16,046,795

MARINE - 0.7%
Clarkson	54,500	1,615,173

PROFESSIONAL SERVICES - 4.4%
CRA International [1]	62,383	1,573,299
GP Strategies [1]	41,718	904,863
Heidrick & Struggles International	76,200	1,286,256
Kforce	107,058	1,808,210
Navigant Consulting [1]	127,400	2,057,510
Resources Connection	169,052	2,498,589

		10,128,727

ROAD & RAIL - 1.2%
Marten Transport	86,033	1,703,453
Patriot Transportation Holding [1]	54,358	1,057,263

		2,760,716

Total (Cost $37,535,106)		43,788,063

INFORMATION TECHNOLOGY – 22.6%
COMMUNICATIONS EQUIPMENT - 1.8%
CalAmp Corporation [1]	97,600	1,445,456
Digi International [1]	128,183	1,375,403
KVH Industries [1]	172,700	1,329,790

		4,150,649

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.8%
CUI Global [1]	139,274	703,334
DTS [1]	82,700	2,187,415
ePlus [1]	31,967	2,614,581
Fabrinet [1]	47,649	1,768,731
Mesa Laboratories	11,600	1,426,800
Neonode [1,5]	551,996	805,914
Novanta [1]	117,942	1,786,821
Orbotech [1]	68,800	1,757,840
PC Connection	89,200	2,122,960
Rogers Corporation [1]	19,200	1,173,120
Vishay Precision Group [1]	128,200	1,720,444

		18,067,960

INTERNET SOFTWARE & SERVICES - 1.4%
Intralinks Holdings [1]	158,300	1,028,950
QuinStreet [1]	532,104	1,888,969
UrtheCast Corporation [1]	243,100	184,402

		3,102,321

IT SERVICES - 1.1%
Cass Information Systems	28,100	1,452,770
Computer Task Group	223,710	1,111,839

		2,564,609

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
Axcelis Technologies [1]	131,700	354,273
Brooks Automation	143,800	1,613,436
Nanometrics [1]	80,500	1,673,595
NeoPhotonics Corporation [1]	127,400	1,214,122
PDF Solutions [1]	150,400	2,104,096
Photronics [1]	176,300	1,570,833
Rudolph Technologies [1]	115,251	1,789,848
Sigma Designs [1]	171,700	1,104,031
Silicon Motion Technology ADR	35,400	1,692,120
Ultra Clean Holdings [1]	172,100	979,249
Xcerra Corporation [1]	257,361	1,479,826

		15,575,429

SOFTWARE - 3.0%
Attunity [1,5]	127,400	1,186,094
Computer Modelling Group	154,100	1,233,325
QAD Cl. A	66,300	1,277,601
Rubicon Project [1]	109,500	1,494,675
SeaChange International [1]	309,107	986,051

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Zix Corporation [1]	215,800	$809,250

		6,986,996

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Avid Technology [1]	129,100	750,071
Super Micro Computer [1]	46,246	1,149,213

		1,899,284

Total (Cost $53,722,115)		52,347,248

MATERIALS – 3.6%
CHEMICALS - 2.2%
BioAmber [1,5]	236,912	705,998
FutureFuel Corporation	131,900	1,435,072
Quaker Chemical	19,160	1,709,072
Trecora Resources [1]	123,100	1,283,933

		5,134,075

METALS & MINING - 1.4%
Haynes International	54,730	1,755,739
McEwen Mining	206,804	796,195
Richmont Mines [1]	78,100	719,301

		3,271,235

Total (Cost $9,018,417)		8,405,310

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	122,400	1,217,880

Total (Cost $722,698)		1,217,880

MISCELLANEOUS[2] – 4.2%

Total (Cost $9,220,447)		9,844,093

TOTAL COMMON STOCKS

(Cost $210,133,655)		217,793,387

REPURCHASE AGREEMENT– 6.7%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$15,475,013 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $15,785,380)

(Cost $15,475,000)		15,475,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $7,953,641)		7,953,641

TOTAL INVESTMENTS – 104.0%

(Cost $233,562,296)		241,222,028

LIABILITIES LESS CASH AND OTHER ASSETS – (4.0)%		(9,329,355)

NET ASSETS – 100.0%		$231,892,673

Royce Micro-Cap Opportunity Fund
Common Stocks – 95.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.3%
AUTO COMPONENTS - 1.6%
Spartan Motors	100,288	$627,803

HOTELS, RESTAURANTS & LEISURE - 2.3%
Belmond Cl. A [1]	25,000	247,500
†Red Robin Gourmet Burgers [1]	8,000	379,440
Ruby Tuesday [1]	77,900	281,219

		908,159

HOUSEHOLD DURABLES - 6.0%
Beazer Homes USA [1]	82,500	639,375
Dixie Group [1]	61,918	220,428
Installed Building Products [1]	13,729	498,226
M.D.C. Holdings	17,000	413,780
New Home [1]	56,010	534,335

		2,306,144

MEDIA - 0.7%
McClatchy Company (The) Cl. A [1]	19,006	277,868

SPECIALTY RETAIL - 3.5%
Guess?	12,000	180,600
†Select Comfort [1]	20,000	427,600
TravelCenters of America LLC [1]	82,000	669,120
West Marine [1]	8,090	67,875

		1,345,195

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Vince Holding [1]	12,591	68,998

Total (Cost $6,436,012)		5,534,167

CONSUMER STAPLES – 0.5%
FOOD PRODUCTS - 0.5%
Landec Corporation [1]	20,011	215,318

Total (Cost $220,699)		215,318

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 1.9%
Helix Energy Solutions Group [1]	70,000	473,200
Newpark Resources [1]	50,000	289,500

		762,700

OIL, GAS & CONSUMABLE FUELS - 1.4%
Pengrowth Energy [1]	290,000	533,600

Total (Cost $1,133,143)		1,296,300

FINANCIALS – 4.3%
BANKS - 1.8%
State Bank Financial	24,000	488,400
TriState Capital Holdings [1]	16,041	220,243

		708,643

INSURANCE - 0.8%
James River Group Holdings	9,006	305,844

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
RAIT Financial Trust	38,002	118,946

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding [1]	17,500	309,925
NMI Holdings Cl. A [1]	43,050	235,914

		545,839

Total (Cost $1,570,899)		1,679,272

HEALTH CARE – 12.9%
BIOTECHNOLOGY - 1.1%
CareDx [1]	94,934	410,115

HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%
Accuray [1]	115,000	596,850

60 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Derma Sciences [1]	50,021	$197,083
Exactech [1]	23,055	616,490
OraSure Technologies [1]	55,000	325,050
Trinity Biotech ADR Cl. A [1]	46,900	531,846

		2,267,319

HEALTH CARE PROVIDERS & SERVICES - 2.7%
Alliance HealthCare Services [1]	23,549	146,946
Civitas Solutions [1]	29,189	608,007
Kindred Healthcare	26,000	293,540

		1,048,493

LIFE SCIENCES TOOLS & SERVICES - 1.8%
†Albany Molecular Research [1]	32,000	430,080
Cambrex Corporation [1]	5,000	258,650

		688,730

PHARMACEUTICALS - 1.5%
†Sucampo Pharmaceuticals Cl. A [1]	52,559	576,572

Total (Cost $5,330,510)		4,991,229

INDUSTRIALS – 18.9%
AEROSPACE & DEFENSE - 3.8%
Aerojet Rocketdyne Holdings [1]	12,500	228,500
†KEYW Holding Corporation [1]	65,097	647,064
Kratos Defense & Security Solutions [1]	142,500	584,250

		1,459,814

AIR FREIGHT & LOGISTICS - 1.1%
Atlas Air Worldwide Holdings [1]	10,000	414,200

BUILDING PRODUCTS - 1.6%
Builders FirstSource [1]	30,000	337,500
PGT [1]	26,000	267,800

		605,300

COMMERCIAL SERVICES & SUPPLIES - 1.0%
TRC Companies [1]	64,021	404,613

CONSTRUCTION & ENGINEERING - 0.8%
Great Lakes Dredge & Dock [1]	40,000	174,400
Northwest Pipe [1]	14,000	150,920

		325,320

ELECTRICAL EQUIPMENT - 4.9%
Encore Wire	13,500	503,280
General Cable	32,500	413,075
Power Solutions International [1]	56,000	999,600

		1,915,955

MACHINERY - 5.7%
Astec Industries	7,300	409,895
†FreightCar America	37,500	526,875
†Gencor Industries [1]	40,039	621,405
Hyster-Yale Materials Handling Cl. A	5,300	315,297
Meritor [1]	8,500	61,200
Mueller Water Products Cl. A	22,592	258,001

		2,192,673

Total (Cost $7,487,718)		7,317,875

INFORMATION TECHNOLOGY – 30.7%
COMMUNICATIONS EQUIPMENT - 2.6%
Aerohive Networks [1]	70,000	463,400
Applied Optoelectronics [1]	12,000	133,800
Aviat Networks [1]	9,025	70,214
Comtech Telecommunications	16,015	205,633
EMCORE Corporation [1]	25,000	148,500

		1,021,547

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.3%
Electro Scientific Industries [1]	82,592	482,337
KEMET Corporation [1]	153,500	449,755
PCM [1]	52,488	584,717
TTM Technologies [1]	20,000	150,600

		1,667,409

INTERNET SOFTWARE & SERVICES - 6.8%
Amber Road [1]	150,002	1,156,515
Angie’s List [1]	30,016	195,404
EarthLink Holdings	68,000	435,200
Limelight Networks [1]	147,583	219,899
MINDBODY Cl. A [1]	23,551	380,113
Tremor Video [1]	130,452	240,032

		2,627,163

IT SERVICES - 0.7%
Datalink Corporation [1]	36,508	273,810

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.3%
Alpha & Omega Semiconductor [1]	35,094	488,859
Exar Corporation [1]	35,000	281,750
FormFactor [1]	62,840	564,932
Inphi Corporation [1]	8,000	256,240
Kopin Corporation [1]	110,096	244,413
MaxLinear Cl. A [1]	18,000	323,640
Nanometrics [1]	30,038	624,490
NeoPhotonics Corporation [1]	25,741	245,312
Rudolph Technologies [1]	28,003	434,887
Sigma Designs [1]	57,756	371,371
SunEdison Semiconductor [1]	89,094	528,327

		4,364,221

SOFTWARE - 2.4%
A10 Networks [1]	28,500	184,395
Bottomline Technologies [1]	14,000	301,420
Datawatch Corporation [1]	82,863	459,061

		944,876

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.6%
Intevac [1]	39,586	224,849
†Nimble Storage [1]	43,000	342,280
Silicon Graphics International [1]	85,075	427,927

		995,056

Total (Cost $10,944,043)		11,894,082

MATERIALS – 8.3%
CHEMICALS - 4.8%
Axiall Corporation	5,000	163,050
Calgon Carbon	30,073	395,460
Ferro Corporation [1]	20,000	267,600
Intrepid Potash [1]	45,000	64,800
Kraton Performance Polymers [1]	22,000	614,460
Schulman (A.)	14,500	354,090

		1,859,460

CONSTRUCTION MATERIALS - 1.2%
U.S. Concrete [1]	7,400	450,734

METALS & MINING - 0.7%
A. M. Castle & Co. [1]	177,000	290,280

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 1.6%
†Boise Cascade [1]	26,800	$615,060

Total (Cost $3,081,296)		3,215,534

MISCELLANEOUS[2] – 2.6%

Total (Cost $933,793)		1,009,656

TOTAL COMMON STOCKS

(Cost $37,138,113)		37,153,433

REPURCHASE AGREEMENT– 5.8%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$2,245,002 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $2,293,500)

(Cost $2,245,000)		2,245,000

TOTAL INVESTMENTS – 101.6%

(Cost $39,383,113)		39,398,433

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%		(603,325)

NET ASSETS – 100.0%		$38,795,108

Royce Opportunity Fund
Common Stocks – 94.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.7%
AUTO COMPONENTS - 2.0%
Dana Holding Corporation	788,236	$8,323,772
Spartan Motors	1,090,134	6,824,239
Tower International	587,554	12,091,861

		27,239,872

AUTOMOBILES - 0.5%
Winnebago Industries	316,677	7,258,237

DISTRIBUTORS - 0.2%
VOXX International Cl. A [1]	1,081,427	3,017,181

DIVERSIFIED CONSUMER SERVICES - 0.1%
Houghton Mifflin Harcourt [1]	131,300	2,052,219

HOTELS, RESTAURANTS & LEISURE - 1.3%
Belmond Cl. A [1]	779,519	7,717,238
Carrols Restaurant Group [1]	314,605	3,743,800
Ignite Restaurant Group [1,5]	612,136	954,932
Ruby Tuesday [1]	1,371,431	4,950,866

		17,366,836

HOUSEHOLD DURABLES - 3.0%
Beazer Homes USA [1,5]	829,079	6,425,362
Dixie Group [1,6]	876,235	3,119,397
M.D.C. Holdings	381,550	9,286,927
M/I Homes [1]	395,100	7,439,733
New Home [1,5]	241,334	2,302,326
TRI Pointe Group [1]	407,572	4,817,501
William Lyon Homes Cl. A [1,5]	515,741	8,313,745

		41,704,991

INTERNET & CATALOG RETAIL - 0.5%
EVINE Live [1]	29,593	48,829
Gaiam Cl. A [1]	695,707	5,384,772
Lands’ End [1,5]	83,300	1,367,786

		6,801,387

LEISURE PRODUCTS - 0.2%
Black Diamond [1]	746,333	3,089,819

MEDIA - 1.3%
Ballantyne Strong [1]	684,737	3,581,175
Entravision Communications Cl. A	688,200	4,624,704
McClatchy Company (The) Cl. A [1,5]	312,205	4,564,437
New York Times Cl. A	380,899	4,608,878
Sizmek [1]	365,550	837,109

		18,216,303

MULTILINE RETAIL - 0.5%
Bon-Ton Stores (The) [1,5]	497,396	701,328
J.C. Penney Company [1,5]	702,941	6,242,116

		6,943,444

SPECIALTY RETAIL - 4.0%
American Eagle Outfitters	348,500	5,551,605
Ascena Retail Group [1]	926,692	6,477,577
bebe stores [1]	1,221,256	614,414
Chico’s FAS	365,800	3,917,718
Destination Maternity	195,837	1,151,522
DSW Cl. A	164,500	3,484,110
Guess?	231,500	3,484,075
Lumber Liquidators Holdings [1,5]	94,800	1,461,816
New York & Company [1]	654,517	975,230
Rent-A-Center	651,706	8,002,950
†Restoration Hardware Holdings [1,5]	166,900	4,786,692
Sears Hometown and Outlet Stores [1]	348,245	2,347,171
TravelCenters of America LLC [1]	852,314	6,954,882

62 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
West Marine [1]	813,405	$6,824,468

		56,034,230

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Unifi [1]	400,967	10,918,331
Vince Holding [1]	677,931	3,715,062

		14,633,393

Total (Cost $249,960,552)		204,357,912

CONSUMER STAPLES – 1.5%
FOOD & STAPLES RETAILING - 0.3%
SUPERVALU [1]	803,600	3,792,992

FOOD PRODUCTS - 0.7%
Inventure Foods [1,5]	236,102	1,843,957
Landec Corporation [1]	431,502	4,642,961
SunOpta [1]	892,690	3,740,371

		10,227,289

HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet [1]	294,048	6,713,116

Total (Cost $21,073,503)		20,733,397

ENERGY – 2.3%
ENERGY EQUIPMENT & SERVICES - 1.1%
Matrix Service [1]	318,308	5,248,899
Newpark Resources [1]	1,208,631	6,997,973
Parker Drilling [1]	363,300	831,957
Willbros Group [1,5]	756,409	1,913,715

		14,992,544

OIL, GAS & CONSUMABLE FUELS - 1.2%
Ardmore Shipping	331,600	2,244,932
†Bill Barrett [1,5]	307,100	1,962,369
Matador Resources [1,5]	77,900	1,542,420
Pengrowth Energy [1,5]	2,284,100	4,202,744
Scorpio Tankers	848,426	3,563,389
StealthGas [1]	975,321	3,686,714

		17,202,568

Total (Cost $52,366,072)		32,195,112

FINANCIALS – 6.2%
BANKS - 2.9%
BankUnited	84,998	2,611,138
Boston Private Financial Holdings	814,046	9,589,462
Brookline Bancorp	128,300	1,415,149
CenterState Banks	324,241	5,106,796
Fidelity Southern	130,840	2,050,263
First Bancorp	41,408	727,952
Guaranty Bancorp	247,660	4,135,922
Southern National Bancorp of Virginia	153,415	1,863,992
State Bank Financial	402,159	8,183,936
Umpqua Holdings	322,500	4,989,075

		40,673,685

CONSUMER FINANCE - 0.5%
Enova International [1]	1,002,095	7,375,419

INSURANCE - 1.2%
Ambac Financial Group [1]	309,846	5,100,065
Assured Guaranty	166,300	4,219,031
MBIA [1]	1,024,676	6,998,537

		16,317,633

INVESTMENT COMPANIES - 0.1%
BlackRock Resources & Commodities Strategy Trust	105,100	809,270

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
BRT Realty Trust [1]	159,557	1,140,833
Mack-Cali Realty	237,166	6,403,482

		7,544,315

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Tejon Ranch [1]	270,953	6,405,329

THRIFTS & MORTGAGE FINANCE - 0.5%
BofI Holding [1,5]	108,400	1,919,764
MGIC Investment [1]	348,585	2,074,081
Radian Group	67,300	701,266
Walker & Dunlop [1]	128,937	2,937,185

		7,632,296

Total (Cost $87,081,768)		86,757,947

HEALTH CARE – 4.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Accuray [1]	756,600	3,926,754
Analogic Corporation	55,666	4,422,107
AngioDynamics [1]	461,341	6,629,470
Exactech [1]	46,987	1,256,432
Invacare Corporation	498,125	6,042,256
RTI Surgical [1]	618,055	2,218,818

		24,495,837

HEALTH CARE PROVIDERS & SERVICES - 0.8%
Brookdale Senior Living [1]	269,960	4,168,183
Healthways [1]	578,104	6,677,101

		10,845,284

HEALTH CARE TECHNOLOGY - 0.8%
Allscripts Healthcare Solutions [1]	909,636	11,552,377

LIFE SCIENCES TOOLS & SERVICES - 0.7%
Albany Molecular Research [1,5]	725,604	9,752,118

Total (Cost $52,540,904)		56,645,616

INDUSTRIALS – 23.9%
AEROSPACE & DEFENSE - 2.9%
Aerojet Rocketdyne Holdings [1]	406,140	7,424,239
KEYW Holding Corporation [1,5]	471,400	4,685,716
Kratos Defense & Security Solutions [1,5]	1,688,224	6,921,719
LMI Aerospace [1,6]	841,330	6,764,293
Mercury Systems [1]	606,878	15,086,987

		40,882,954

BUILDING PRODUCTS - 4.1%
Builders FirstSource [1]	290,394	3,266,932
Gibraltar Industries [1]	29,187	921,434
Griffon Corporation	384,900	6,489,414
Insteel Industries	246,868	7,057,956
NCI Building Systems [1]	872,600	13,952,874
PGT [1]	696,183	7,170,685
Ply Gem Holdings [1]	567,092	8,262,530
Quanex Building Products	513,586	9,547,564

		56,669,389

COMMERCIAL SERVICES & SUPPLIES - 2.8%
ABM Industries	191,900	7,000,512
Herman Miller	243,300	7,272,237
Interface	647,716	9,877,669
Kimball International Cl. B	218,424	2,485,665

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Steelcase Cl. A	280,342	$3,804,241
TRC Companies [1]	1,437,745	9,086,548

		39,526,872

CONSTRUCTION & ENGINEERING - 2.6%
Aegion Corporation [1]	572,489	11,169,261
Layne Christensen [1,5]	935,212	7,575,217
MasTec [1]	522,800	11,668,896
Northwest Pipe [1,5,6]	509,994	5,497,735

		35,911,109

ELECTRICAL EQUIPMENT - 2.3%
Encore Wire	372,403	13,883,184
General Cable	1,024,374	13,019,794
†Power Solutions International [1,5]	242,075	4,321,039
†Revolution Lighting Technologies [1,5]	94,713	585,326

		31,809,343

MACHINERY - 7.4%
Albany International Cl. A	166,550	6,650,342
Astec Industries	245,816	13,802,568
Commercial Vehicle Group [1]	675,240	3,511,248
Dynamic Materials	396,362	4,260,892
Federal Signal	532,232	6,855,148
Hardinge	560,297	5,636,588
Hurco Companies	202,073	5,623,692
Hyster-Yale Materials Handling Cl. A	114,086	6,786,976
Meritor [1]	572,019	4,118,537
Mueller Industries	479,621	15,290,317
Mueller Water Products Cl. A	1,472,976	16,821,386
NN	591,907	8,280,779
Westport Fuel Systems [1,5]	3,244,490	5,418,298

		103,056,771

MARINE - 0.2%
Diana Shipping [1]	724,780	1,761,215
Genco Shipping & Trading [1]	15,839	9,028
Navios Maritime Holdings [1]	1,210,449	980,464
Scorpio Bulkers [1,5]	136,390	380,528

		3,131,235

TRADING COMPANIES & DISTRIBUTORS - 0.8%
Kaman Corporation	71,931	3,058,506
Univar [1]	383,839	7,258,396

		10,316,902

TRANSPORTATION INFRASTRUCTURE - 0.8%
Wesco Aircraft Holdings [1]	811,700	10,893,014

Total (Cost $304,898,526)		332,197,589

INFORMATION TECHNOLOGY – 29.8%
COMMUNICATIONS EQUIPMENT - 2.7%
†Applied Optoelectronics [1,5]	325,400	3,628,210
ARRIS International [1]	377,760	7,917,850
Aviat Networks [1,5]	257,070	2,000,005
Ciena Corporation [1]	166,600	3,123,750
Comtech Telecommunications	574,404	7,375,347
EMCORE Corporation [1]	603,668	3,585,788
Extreme Networks [1]	1,087,941	3,688,120
Harmonic [1,5]	1,050,777	2,994,714
Oclaro [1]	529,175	2,582,374
Westell Technologies Cl. A [1]	753,068	527,148

		37,423,306

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.3%
Benchmark Electronics [1]	341,100	7,214,265
Daktronics	431,325	2,695,781
Echelon Corporation [1,5,6]	230,152	1,095,524
Electro Scientific Industries [1]	812,307	4,743,873
Frequency Electronics [1]	229,179	2,131,365
Identiv [1,5]	364,410	652,294
II-VI [1]	417,237	7,827,366
KEMET Corporation [1,6]	2,355,353	6,901,184
Knowles Corporation [1,5]	378,977	5,184,405
Maxwell Technologies [1]	1,082,042	5,713,182
Novanta [1]	523,916	7,937,327
Park Electrochemical	213,234	3,098,290
PCM [1,6]	596,852	6,648,931
Perceptron [1]	444,326	2,079,446
RadiSys Corporation [1]	623,278	2,792,285
Sanmina Corporation [1]	436,923	11,713,906
SigmaTron International [1,6]	347,772	2,114,454
Systemax [1]	57,800	493,034
TTM Technologies [1]	844,025	6,355,508
Vishay Intertechnology	828,123	10,260,444
Vishay Precision Group [1]	242,842	3,258,940

		100,911,804

INTERNET SOFTWARE & SERVICES - 3.4%
Amber Road [1]	462,471	3,565,652
Blucora [1]	917,640	9,506,750
Care.com [1]	740,037	8,643,632
EarthLink Holdings	1,694,258	10,843,251
Limelight Networks [1]	894,069	1,332,163
Marin Software [1,5]	589,044	1,384,253
Monster Worldwide [1]	1,346,600	3,218,374
QuinStreet [1]	1,180,139	4,189,494
Support.com [1]	856,797	720,566
Tremor Video [1,5]	998,221	1,836,727
YuMe [1,5]	474,280	1,745,350

		46,986,212

IT SERVICES - 1.4%
CIBER [1]	1,895,073	2,842,609
Computer Task Group	603,248	2,998,143
Datalink Corporation [1]	513,838	3,853,785
Unisys Corporation [1]	1,259,924	9,172,247

		18,866,784

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.5%
Advanced Energy Industries [1]	351,533	13,344,193
Alpha & Omega Semiconductor [1]	309,415	4,310,151
Amtech Systems [1,6]	778,861	4,649,800
Axcelis Technologies [1]	668,894	1,799,325
AXT [1]	406,192	1,295,752
Brooks Automation	1,252,900	14,057,538
Cohu	631,806	6,855,095
Cree [1,5]	342,600	8,373,144
Cypress Semiconductor	483,100	5,096,705
Exar Corporation [1]	1,012,694	8,152,187
FormFactor [1]	861,852	7,748,049
Intersil Corporation Cl. A	496,593	6,723,869
IXYS Corporation	812,468	8,327,797
Kopin Corporation [1]	1,125,122	2,497,771
Kulicke & Soffa Industries [1]	908,488	11,056,299
MaxLinear Cl. A [1]	645,422	11,604,688

64 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Microsemi Corporation [1]	385,354	$12,593,369
Nanometrics [1]	637,839	13,260,673
NeoPhotonics Corporation [1]	444,396	4,235,094
Rubicon Technology [1,5]	998,928	679,271
Rudolph Technologies [1]	539,416	8,377,130
SemiLEDs Corporation [1,5]	89,478	167,324
Sigma Designs [1]	670,782	4,313,128
SunEdison Semiconductor [1]	785,532	4,658,205
Ultra Clean Holdings [1]	826,738	4,704,139
Xcerra Corporation [1]	927,654	5,334,010

		174,214,706

SOFTWARE - 0.8%
A10 Networks [1]	769,399	4,978,011
Mentor Graphics	204,119	4,339,570
SeaChange International [1]	773,100	2,466,189

		11,783,770

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
Avid Technology [1]	514,880	2,991,453
Cray [1]	235,232	7,038,141
Intevac [1]	962,891	5,469,221
Silicon Graphics International [1]	1,708,984	8,596,190

		24,095,005

Total (Cost $453,001,424)		414,281,587

MATERIALS – 9.9%
CHEMICALS - 4.9%
Calgon Carbon	363,685	4,782,458
Ferro Corporation [1]	992,411	13,278,459
H.B. Fuller Company	74,200	3,264,058
Huntsman Corporation	657,200	8,839,340
Intrepid Potash [1]	21,203	30,532
Kraton Performance Polymers [1]	607,418	16,965,185
Olin Corporation	500,900	12,442,356
Schulman (A.)	341,140	8,330,639

		67,933,027

METALS & MINING - 4.4%
A. M. Castle & Co. [1,6]	1,824,498	2,992,176
AK Steel Holding Corporation [1,5]	1,138,300	5,304,478
Allegheny Technologies	563,812	7,188,603
Carpenter Technology	188,441	6,205,362
Century Aluminum [1,5]	971,703	6,150,880
Commercial Metals	873,361	14,759,801
Haynes International	276,450	8,868,516
Hecla Mining	512,200	2,612,220
Pan American Silver	110,700	1,821,015
Synalloy Corporation	369,633	2,831,389
TimkenSteel Corporation [1]	270,158	2,598,920

		61,333,360

PAPER & FOREST PRODUCTS - 0.6%
Louisiana-Pacific Corporation [1]	525,300	9,113,955

Total (Cost $135,983,646)		138,380,342

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Iridium Communications [1,5]	949,050	8,427,564

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Boingo Wireless [1]	248,704	2,218,440

Total (Cost $8,297,037)		10,646,004

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	520,799	2,452,963

Total (Cost $2,176,940)		2,452,963

MISCELLANEOUS[2] – 1.2%

Total (Cost $12,421,864)		16,543,520

TOTAL COMMON STOCKS

(Cost $1,379,802,236)		1,315,191,989

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.0%
McClatchy Company (The) 9.00% due 12/15/22 [5]

(Cost $376,474)	$400,000	390,000

REPURCHASE AGREEMENT– 5.9%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$81,981,068 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $83,623,461)

(Cost $81,981,000)		81,981,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.4%
U.S. Treasury Notes
0.125%-2.375%
due 4/15/19-8/15/24	2,589	2,596
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)		75,221,321

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $75,223,917)		75,223,917

TOTAL INVESTMENTS – 105.8%

(Cost $1,537,383,627)		1,472,786,906

LIABILITIES LESS CASH AND OTHER ASSETS – (5.8)%		(81,293,465)

NET ASSETS – 100.0%		$1,391,493,441

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 98.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.9%
AUTO COMPONENTS - 3.9%
Dorman Products [1]	343,741	$19,661,985
Drew Industries	445,773	37,819,382
Gentex Corporation	1,088,334	16,814,760
Motorcar Parts of America [1]	75,000	2,038,500
Standard Motor Products	96,451	3,836,821
STRATTEC SECURITY [6]	250,247	10,202,570
Superior Industries International	422,900	11,325,262

		101,699,280

AUTOMOBILES - 0.9%
Thor Industries	149,981	9,709,770
Winnebago Industries	639,700	14,661,924

		24,371,694

DISTRIBUTORS - 1.4%
Core-Mark Holding Company	473,460	22,186,335
Fenix Parts [1,5]	25,000	98,250
Weyco Group	504,800	14,023,344

		36,307,929

DIVERSIFIED CONSUMER SERVICES - 0.0%
DeVry Education Group	46,000	820,640
LifeLock [1,5]	24,000	379,440

		1,200,080

HOTELS, RESTAURANTS & LEISURE - 0.1%
†Lindblad Expeditions Holdings [1,5]	200,000	1,926,000
MTY Food Group	28,600	960,971

		2,886,971

HOUSEHOLD DURABLES - 1.6%
Cavco Industries [1]	13,600	1,274,320
Ethan Allen Interiors	838,688	27,710,252
Flexsteel Industries	94,800	3,755,976
NVR [1]	4,830	8,599,042

		41,339,590

INTERNET & CATALOG RETAIL - 0.3%
Blue Nile	46,368	1,269,556
FTD Companies [1]	298,014	7,438,429

		8,707,985

LEISURE PRODUCTS - 0.1%
Nautilus [1]	91,000	1,623,440

MEDIA - 0.7%
E.W. Scripps Company Cl. A [1]	290,767	4,605,749
Loral Space & Communications [1]	19,715	695,348
Saga Communications Cl. A	137,934	5,453,911
Wiley (John) & Sons Cl. A	127,283	6,641,627

		17,396,635

MULTILINE RETAIL - 0.4%
Dillard’s Cl. A	177,100	10,732,260

SPECIALTY RETAIL - 4.3%
American Eagle Outfitters	677,791	10,797,210
America’s Car-Mart [1]	375,100	10,592,824
Barnes & Noble	106,000	1,203,100
Buckle (The)	599,313	15,576,145
Caleres	146,600	3,549,186
Cato Corporation (The) Cl. A	248,664	9,379,606
Destination Maternity [5]	180,191	1,059,523
DSW Cl. A	423,300	8,965,494
Genesco [1]	180,923	11,635,158
Kirkland’s [1]	47,100	691,428
Monro Muffler Brake	321,600	20,440,896
Shoe Carnival	467,795	11,722,943
Stein Mart	1,000,618	7,724,771

		113,338,284

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Deckers Outdoor [1]	227,480	13,084,650
G-III Apparel Group [1]	214,200	9,793,224
Movado Group	272,642	5,910,878
Steven Madden [1]	80,746	2,759,898

		31,548,650

Total (Cost $253,429,034)		391,152,798

CONSUMER STAPLES – 1.5%
FOOD & STAPLES RETAILING - 0.2%
Village Super Market Cl. A	203,111	5,867,877

FOOD PRODUCTS - 0.5%
Cal-Maine Foods	36,470	1,616,350
Farmer Bros. [1]	47,777	1,531,731
Industrias Bachoco ADR	102,460	5,061,524
John B. Sanfilippo & Son	19,300	822,759
Seneca Foods Cl. A [1]	105,142	3,807,192
Seneca Foods Cl. B [1]	7,197	259,452
SunOpta [1]	80,739	338,296

		13,437,304

PERSONAL PRODUCTS - 0.8%
Inter Parfums	346,900	9,910,933
Nu Skin Enterprises Cl. A	107,304	4,956,372
Nutraceutical International [1]	243,700	5,641,655

		20,508,960

Total (Cost $25,192,909)		39,814,141

ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 3.7%
CARBO Ceramics [1]	22,000	288,200
Diamond Offshore Drilling [1,5]	162,000	3,941,460
Era Group [1]	314,840	2,959,496
Forum Energy Technologies [1]	152,301	2,636,330
Frank’s International	114,000	1,665,540
Helmerich & Payne	107,680	7,228,558
Matrix Service [1]	625,767	10,318,898
Oil States International [1]	53,273	1,751,616
Pason Systems	1,412,020	19,519,855
RPC [1,5]	550,175	8,544,218
SEACOR Holdings [1]	363,409	21,059,552
TGS-NOPEC Geophysical	776,085	12,690,611
Unit Corporation [1]	248,884	3,872,635

		96,476,969

OIL, GAS & CONSUMABLE FUELS - 0.1%
Dorian LPG [1,5]	49,700	350,385
San Juan Basin Royalty Trust	252,033	1,832,280
World Fuel Services	32,700	1,552,923
WPX Energy [1]	66,000	614,460

		4,350,048

Total (Cost $84,315,553)		100,827,017

FINANCIALS – 14.1%
BANKS - 1.9%
Ames National	26,798	718,722
Blue Hills Bancorp	201,490	2,973,992
BOK Financial	24,500	1,536,150
Camden National	169,088	7,101,696

66 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
City Holding Company	64,770	$2,945,092
CNB Financial	93,400	1,662,520
Codorus Valley Bancorp	33,490	682,191
First Citizens BancShares Cl. A	90,026	23,308,632
National Bankshares	81,300	2,838,996
Northrim BanCorp	99,206	2,608,126
Popular	73,300	2,147,690

		48,523,807

CAPITAL MARKETS - 5.5%
AllianceBernstein Holding L.P.	411,200	9,580,960
Artisan Partners Asset Management Cl. A	100,770	2,789,314
Citadel Capital [1]	6,165,715	680,454
Cowen Group [1]	1,531,257	4,532,521
Diamond Hill Investment Group	114,017	21,483,083
Federated Investors Cl. B	808,507	23,268,831
Lazard Cl. A	344,557	10,260,907
Moelis & Company Cl. A	361,300	8,129,250
Reinet Investments	238,550	5,108,497
Reinet Investments DR	1,300,000	3,066,193
Rothschild & Co	328,346	7,853,695
SEI Investments	353,650	17,014,102
Sprott	4,805,100	9,558,502
Virtus Investment Partners	50,670	3,606,691
Westwood Holdings Group	336,235	17,416,973

		144,349,973

DIVERSIFIED FINANCIAL SERVICES - 1.3%
Bolsa Mexicana de Valores	4,446,700	6,851,535
Morningstar	245,095	20,043,869
PICO Holdings [1]	637,841	6,033,976
Sofina	14,207	1,882,955

		34,812,335

INSURANCE - 2.0%
Alleghany Corporation [1]	4,790	2,632,488
Allied World Assurance Company Holdings	31,270	1,098,828
E-L Financial	41,100	21,823,290
Greenlight Capital Re Cl. A [1]	26,000	524,160
MBIA [1]	601,577	4,108,771
ProAssurance Corporation	30,000	1,606,500
Reinsurance Group of America	81,621	7,916,421
RLI Corp.	194,281	13,362,647

		53,073,105

INVESTMENT COMPANIES - 0.4%
British Empire Trust	183,727	1,220,717
RIT Capital Partners	366,500	8,035,875

		9,256,592

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
AV Homes [1,5]	81,000	989,820
FRP Holdings [1]	493,012	17,008,914
Marcus & Millichap [1]	281,600	7,155,456
St. Joe Company (The) [1,5]	105,000	1,860,600
Tejon Ranch [1]	704,385	16,651,662

		43,666,452

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada	936,757	24,028,892
Southern Missouri Bancorp	11,100	261,183
TrustCo Bank Corp. NY	1,698,451	10,887,071

		35,177,146

Total (Cost $304,759,789)		368,859,410

HEALTH CARE – 6.9%
BIOTECHNOLOGY - 0.1%
ARIAD Pharmaceuticals [1,5]	121,250	896,038
Myriad Genetics [1]	16,760	512,856
Progenics Pharmaceuticals [1]	264,600	1,116,612
Zealand Pharma [1]	73,337	1,314,892

		3,840,398

HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Analogic Corporation	202,100	16,054,824
Atrion Corporation	9,500	4,064,670
IDEXX Laboratories [1]	234,490	21,774,741
Merit Medical Systems [1]	627,786	12,448,996
Neogen Corporation [1]	34,550	1,943,438
Trinity Biotech ADR Cl. A [1,5]	91,100	1,033,074

		57,319,743

HEALTH CARE PROVIDERS & SERVICES - 1.9%
Aceto Corporation	230,366	5,042,712
Ensign Group (The)	200,900	4,220,909
HealthSouth Corporation	183,713	7,131,738
Landauer	399,400	16,439,304
U.S. Physical Therapy	290,500	17,491,005

		50,325,668

HEALTH CARE TECHNOLOGY - 0.3%
Medidata Solutions [1]	148,165	6,944,494

LIFE SCIENCES TOOLS & SERVICES - 2.4%
Bio-Rad Laboratories Cl. A [1]	71,822	10,271,982
Bio-Techne	235,040	26,505,461
ICON [1,5]	143,700	10,060,437
PAREXEL International [1]	237,000	14,902,560

		61,740,440

Total (Cost $113,435,856)		180,170,743

INDUSTRIALS – 28.8%
AEROSPACE & DEFENSE - 1.7%
HEICO Corporation	379,835	25,376,776
HEICO Corporation Cl. A	123,040	6,601,096
Teledyne Technologies [1]	136,600	13,530,230

		45,508,102

AIR FREIGHT & LOGISTICS - 1.2%
Forward Air	529,500	23,578,635
Hub Group Cl. A [1]	185,000	7,098,450

		30,677,085

AIRLINES - 0.5%
Spirit Airlines [1]	293,438	13,166,563

BUILDING PRODUCTS - 1.5%
AAON	219,462	6,037,400
Apogee Enterprises	141,500	6,558,525
Gibraltar Industries [1]	302,920	9,563,184
Insteel Industries	46,559	1,331,122
Simpson Manufacturing	375,900	15,024,723

		38,514,954

COMMERCIAL SERVICES & SUPPLIES - 4.2%
Copart [1]	615,652	30,173,105
Healthcare Services Group	320,200	13,249,876
Heritage-Crystal Clean [1]	242,158	2,956,749
Kimball International Cl. B	40,400	459,752
Mobile Mini	334,400	11,583,616
Ritchie Bros. Auctioneers	1,040,620	35,152,144
Steelcase Cl. A	275,870	3,743,556
Team [1]	286,082	7,103,416

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
UniFirst Corporation	46,856	$5,422,176
US Ecology	10,000	459,500

		110,303,890

CONSTRUCTION & ENGINEERING - 1.9%
EMCOR Group	194,900	9,600,774
IES Holdings [1]	150,000	1,863,000
Jacobs Engineering Group [1]	54,000	2,689,740
KBR	565,800	7,491,192
MYR Group [1]	202,684	4,880,631
Valmont Industries	181,175	24,507,542

		51,032,879

ELECTRICAL EQUIPMENT - 1.0%
AZZ	69,652	4,177,727
Encore Wire	245,879	9,166,369
Preformed Line Products [6]	290,278	11,724,329

		25,068,425

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	777,945	14,734,278

MACHINERY - 9.0%
Alamo Group	112,362	7,412,521
CIRCOR International	399,079	22,743,512
CLARCOR	274,600	16,703,918
Colfax Corporation [1]	74,543	1,972,408
Columbus McKinnon	92,975	1,315,596
Federal Signal	792,194	10,203,459
Flowserve Corporation	30,000	1,355,100
Franklin Electric	476,200	15,738,410
Gorman-Rupp Company (The)	56,666	1,553,215
Graco	184,849	14,601,222
Hyster-Yale Materials Handling Cl. A	10,410	619,291
John Bean Technologies	368,683	22,570,773
Kadant	110,100	5,671,251
Lincoln Electric Holdings	220,919	13,051,895
Lindsay Corporation	106,600	7,233,876
Lydall [1]	80,393	3,099,954
Miller Industries	254,032	5,230,519
Nordson Corporation	173,600	14,514,696
Proto Labs [1,5]	5,025	289,239
RBC Bearings [1]	339,400	24,606,500
Sun Hydraulics	684,287	20,316,481
Tennant Company	454,900	24,505,463
Wabtec Corporation	19,157	1,345,396

		236,654,695

MARINE - 0.3%
Diana Shipping [1]	201,900	490,617
Kirby Corporation [1]	130,800	8,160,612

		8,651,229

PROFESSIONAL SERVICES - 2.8%
Advisory Board (The) [1]	478,223	16,924,312
Exponent	393,578	22,988,891
Franklin Covey [1]	60,400	925,932
ICF International [1]	27,370	1,119,433
Korn/Ferry International	240,800	4,984,560
ManpowerGroup	204,905	13,183,588
Robert Half International	74,230	2,832,617
RPX Corporation [1]	140,052	1,284,277
TrueBlue [1]	544,120	10,294,750

		74,538,360

ROAD & RAIL - 2.3%
Amerco	1,405	526,243
Knight Transportation	49,625	1,319,032
Landstar System	387,960	26,637,333
Patriot Transportation Holding [1]	101,504	1,974,253
Saia [1]	560,043	14,079,481
Universal Logistics Holdings	586,484	7,565,644
Werner Enterprises	328,100	7,536,457

		59,638,443

TRADING COMPANIES & DISTRIBUTORS - 1.3%
Air Lease Cl. A	34,840	933,015
Applied Industrial Technologies	271,300	12,246,482
MSC Industrial Direct Cl. A	230,650	16,274,664
Richelieu Hardware	292,800	5,745,176

		35,199,337

TRANSPORTATION INFRASTRUCTURE - 0.5%
Wesco Aircraft Holdings [1]	1,006,596	13,508,518

Total (Cost $443,877,038)		757,196,758

INFORMATION TECHNOLOGY – 18.5%
COMMUNICATIONS EQUIPMENT - 0.7%
ADTRAN	69,200	1,290,580
Brocade Communications Systems	822,250	7,548,255
Digi International [1]	354,544	3,804,257
NetScout Systems [1]	87,600	1,949,100
TESSCO Technologies	194,717	2,704,619

		17,296,811

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.6%
Anixter International [1]	121,100	6,452,208
Badger Meter	227,514	16,615,347
Benchmark Electronics [1]	361,683	7,649,596
Cognex Corporation	545,060	23,492,086
Coherent [1]	279,550	25,657,099
Dolby Laboratories Cl. A	289,451	13,850,230
DTS [1]	866,529	22,919,692
Fabrinet [1]	139,477	5,177,386
FARO Technologies [1]	368,493	12,466,118
FEI Company	17,000	1,816,960
†Fitbit Cl. A [1,5]	208,800	2,551,536
FLIR Systems	770,700	23,853,165
HollySys Automation Technologies [1]	139,100	2,416,167
IPG Photonics [1]	196,505	15,720,400
Methode Electronics	95,160	3,257,327
MTS Systems	68,774	3,015,052
National Instruments	772,100	21,155,540
Orbotech [1]	64,800	1,655,640
PC Connection	553,621	13,176,180
Plexus Corporation [1]	253,600	10,955,520
Richardson Electronics	157,551	830,294
Rofin-Sinar Technologies [1]	18,446	589,165
ScanSource [1]	159,787	5,929,696
Vishay Intertechnology	874,541	10,835,563

		252,037,967

INTERNET SOFTWARE & SERVICES - 0.5%
comScore [1]	307,909	7,352,867
j2 Global	85,950	5,429,461
Stamps.com [1]	10,600	926,652

		13,708,980

68 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
IT SERVICES - 0.1%
Computer Task Group	323,471	$1,607,651

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Advanced Energy Industries [1]	490,914	18,635,095
Brooks Automation	247,000	2,771,340
Cabot Microelectronics	297,630	12,601,654
Cirrus Logic [1]	236,988	9,192,765
Diodes [1]	524,158	9,848,929
Himax Technologies ADR	70,000	578,200
IXYS Corporation	284,900	2,920,225
Kulicke & Soffa Industries [1]	100,100	1,218,217
MKS Instruments	445,435	19,180,431
Nanometrics [1]	218,481	4,542,220
Photronics [1]	148,560	1,323,670
Teradyne	13,020	256,364
Tessera Technologies	155,730	4,771,567

		87,840,677

SOFTWARE - 3.3%
ACI Worldwide [1]	829,000	16,173,790
AVG Technologies [1]	108,280	2,056,237
Blackbaud	263,391	17,884,249
Computer Modelling Group	774,400	6,197,837
Enghouse Systems	19,600	831,212
Fair Isaac	145,500	16,442,955
Mentor Graphics	228,290	4,853,445
Monotype Imaging Holdings	728,896	17,952,709
PTC [1]	110,700	4,160,106

		86,552,540

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Diebold	743,732	18,466,866
Stratasys [1,5]	70,300	1,609,167
Super Micro Computer [1]	303,500	7,541,975

		27,618,008

Total (Cost $327,213,389)		486,662,634

MATERIALS – 8.8%
CHEMICALS - 2.9%
Balchem Corporation	350,700	20,919,255
FutureFuel Corporation	712,056	7,747,169
Innospec	117,278	5,393,615
Intrepid Potash [1]	313,798	451,869
Minerals Technologies	64,502	3,663,714
Quaker Chemical	365,800	32,629,360
Sensient Technologies	6,600	468,864
Umicore	94,000	4,843,593

		76,117,439

CONSTRUCTION MATERIALS - 0.3%
Ash Grove Cement [3]	38,418	8,759,304

CONTAINERS & PACKAGING - 0.8%
AptarGroup	260,400	20,605,452

METALS & MINING - 3.9%
Commercial Metals	598,100	10,107,890
Compass Minerals International	128,426	9,527,925
Ferroglobe	76,200	656,082
Franco-Nevada Corporation	292,800	22,270,368
Gold Fields ADR	415,000	2,033,500
Haynes International	10,393	333,407
Hecla Mining	173,300	883,830
Major Drilling Group International [1]	1,546,250	9,359,244
Pretium Resources [1]	108,600	1,215,493
Reliance Steel & Aluminum	302,610	23,270,709
Schnitzer Steel Industries Cl. A	58,200	1,024,320
Steel Dynamics	265,421	6,502,815
Worthington Industries	360,733	15,259,006

		102,444,589

PAPER & FOREST PRODUCTS - 0.9%
Neenah Paper	6,700	484,879
Stella-Jones	618,500	23,031,878

		23,516,757

Total (Cost $130,857,217)		231,443,541

TELECOMMUNICATION SERVICES – 0.2%
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Telephone and Data Systems	162,000	4,804,920

Total (Cost $4,308,624)		4,804,920

MISCELLANEOUS[2] – 0.8%

Total (Cost $22,054,372)		20,580,778

TOTAL COMMON STOCKS

(Cost $1,709,443,781)		2,581,512,740

REPURCHASE AGREEMENT– 1.6%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$41,365,034 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/19, valued at $42,193,723)

(Cost $41,365,000)		41,365,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.8%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $21,504,952)		21,504,952

TOTAL INVESTMENTS – 100.7%

(Cost $1,772,313,733)		2,644,382,692

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(17,257,689)

NET ASSETS – 100.0%		$2,627,125,003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Premier Fund
Common Stocks – 98.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.1%
AUTO COMPONENTS - 2.1%
Dorman Products [1]	811,400	$46,412,080

AUTOMOBILES - 1.6%
Thor Industries	569,100	36,843,534

DISTRIBUTORS - 1.5%
Pool Corporation	344,500	32,393,335

DIVERSIFIED CONSUMER SERVICES - 0.9%
Sotheby’s [1,5]	747,300	20,476,020

SPECIALTY RETAIL - 1.2%
Buckle (The)	1,055,836	27,441,178

TEXTILES, APPAREL & LUXURY GOODS - 2.8%
Columbia Sportswear	642,072	36,944,823
Wolverine World Wide	1,285,964	26,130,788

		63,075,611

Total (Cost $130,027,342)		226,641,758

CONSUMER STAPLES – 1.9%
FOOD PRODUCTS - 1.9%
Cal-Maine Foods	259,300	11,492,176
Sanderson Farms	363,542	31,497,279

Total (Cost $14,836,558)		42,989,455

ENERGY – 3.2%
ENERGY EQUIPMENT & SERVICES - 3.2%
Pason Systems	3,337,600	46,139,197
SEACOR Holdings [1]	335,602	19,448,136
TGS-NOPEC Geophysical	408,690	6,682,935

Total (Cost $75,165,627)		72,270,268

FINANCIALS – 15.5%
CAPITAL MARKETS - 6.1%
Ares Management L.P.	2,621,376	36,935,188
Ashmore Group	6,232,500	25,232,550
Federated Investors Cl. B	1,923,100	55,346,818
†Lazard Cl. A	662,100	19,717,338

		137,231,894

DIVERSIFIED FINANCIAL SERVICES - 3.2%
Morningstar	595,500	48,699,990
TMX Group	526,600	21,908,549

		70,608,539

INSURANCE - 2.6%
Alleghany Corporation [1]	107,260	58,947,951

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Jones Lang LaSalle	186,600	18,184,170
Kennedy-Wilson Holdings	988,036	18,733,163

		36,917,333

THRIFTS & MORTGAGE FINANCE - 2.0%
Genworth MI Canada	1,720,700	44,137,929

Total (Cost $248,987,365)		347,843,646

HEALTH CARE – 4.9%
BIOTECHNOLOGY - 1.0%
Myriad Genetics [1]	733,800	22,454,280

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
IDEXX Laboratories [1]	489,900	45,492,114

LIFE SCIENCES TOOLS & SERVICES - 1.9%
Bio-Techne	366,800	41,364,036

Total (Cost $52,405,344)		109,310,430

INDUSTRIALS – 33.9%
AIR FREIGHT & LOGISTICS - 2.2%
Forward Air	1,123,228	50,017,343

BUILDING PRODUCTS - 1.3%
Simpson Manufacturing	743,033	29,699,029

COMMERCIAL SERVICES & SUPPLIES - 5.9%
Copart [1]	1,353,000	66,310,530
Ritchie Bros. Auctioneers	1,928,800	65,154,864

		131,465,394

CONSTRUCTION & ENGINEERING - 3.8%
EMCOR Group	522,100	25,718,646
Valmont Industries	436,200	59,004,774

		84,723,420

MACHINERY - 10.7%
CIRCOR International	666,632	37,991,358
Lincoln Electric Holdings	982,600	58,052,008
Lindsay Corporation	468,875	31,817,857
RBC Bearings [1]	385,400	27,941,500
Sun Hydraulics	822,727	24,426,764
Woodward	1,027,101	59,202,102

		239,431,589

MARINE - 3.0%
†Clarkson [5]	663,200	19,654,727
Kirby Corporation [1]	772,500	48,196,275

		67,851,002

PROFESSIONAL SERVICES - 0.6%
Advisory Board (The) [1]	384,900	13,621,611

ROAD & RAIL - 2.5%
Landstar System	831,800	57,111,388

TRADING COMPANIES & DISTRIBUTORS - 3.9%
Air Lease Cl. A	1,651,060	44,215,387
MSC Industrial Direct Cl. A	616,000	43,464,960

		87,680,347

Total (Cost $419,261,982)		761,601,123

INFORMATION TECHNOLOGY – 21.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Anixter International [1]	596,300	31,770,864
Cognex Corporation	1,474,414	63,547,244
†IPG Photonics [1]	434,600	34,768,000
National Instruments	1,966,544	53,883,306
Zebra Technologies Cl. A [1]	333,894	16,728,089

		200,697,503

IT SERVICES - 4.2%
Gartner [1]	464,100	45,207,981
Jack Henry & Associates	571,200	49,848,624

		95,056,605

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Cabot Microelectronics	517,374	21,905,615
MKS Instruments	1,449,900	62,432,694

		84,338,309

SOFTWARE - 4.3%
Fair Isaac	401,600	45,384,816
PTC [1]	1,334,000	50,131,720

		95,516,536

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
Diebold	88,800	2,204,904

Total (Cost $231,181,777)		477,813,857

70 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Premier Fund (continued)

	SHARES	VALUE

MATERIALS – 6.9%
CHEMICALS - 3.0%
Minerals Technologies	605,600	$34,398,080
Westlake Chemical	765,700	32,863,844

		67,261,924

METALS & MINING - 2.2%
Reliance Steel & Aluminum	652,300	50,161,870

PAPER & FOREST PRODUCTS - 1.7%
Stella-Jones	1,017,212	37,879,229

Total (Cost $82,374,370)		155,303,023

MISCELLANEOUS[2] – 0.5%

Total (Cost $7,503,832)		9,703,019

TOTAL COMMON STOCKS

(Cost $1,261,744,197)		2,203,476,579

REPURCHASE AGREEMENT– 0.3%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$7,461,006 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $7,615,213)

(Cost $7,461,000)		7,461,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $25,197,111)		25,197,111

TOTAL INVESTMENTS – 99.6%

(Cost $1,294,402,308)		2,236,134,690

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		8,794,268

NET ASSETS – 100.0%		$2,244,928,958

Royce Small-Cap Leaders Fund
Common Stocks – 94.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.8%
AUTO COMPONENTS - 3.2%
Drew Industries	9,432	$800,211
Gentex Corporation	150,334	2,322,660

		3,122,871

AUTOMOBILES - 1.5%
Thor Industries	22,805	1,476,396

MEDIA - 2.2%
E.W. Scripps Company Cl. A [1]	107,790	1,707,393
Wiley (John) & Sons Cl. A	7,050	367,869

		2,075,262

SPECIALTY RETAIL - 5.8%
Buckle (The)	97,756	2,540,679
†Caleres	62,600	1,515,546
Genesco [1]	24,175	1,554,694

		5,610,919

TEXTILES, APPAREL & LUXURY GOODS - 5.1%
Deckers Outdoor [1]	41,120	2,365,222
†G-III Apparel Group [1]	20,700	946,404
Movado Group	72,832	1,578,998

		4,890,624

Total (Cost $17,735,982)		17,176,072

CONSUMER STAPLES – 4.1%
FOOD PRODUCTS - 3.3%
Cal-Maine Foods	15,558	689,530
Industrias Bachoco ADR	38,190	1,886,586
Sanderson Farms	6,790	588,286

		3,164,402

PERSONAL PRODUCTS - 0.8%
Inter Parfums	28,170	804,817

Total (Cost $3,259,839)		3,969,219

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 5.2%
Helmerich & Payne	11,985	804,553
Oil States International [1]	22,740	747,691
Pason Systems	159,540	2,205,491
TGS-NOPEC Geophysical	74,690	1,221,338

Total (Cost $3,651,728)		4,979,073

FINANCIALS – 14.5%
CAPITAL MARKETS - 8.7%
Artisan Partners Asset Management Cl. A	42,980	1,189,686
Federated Investors Cl. B	85,560	2,462,417
Lazard Cl. A	61,520	1,832,066
Virtus Investment Partners	21,860	1,555,995
Westwood Holdings Group	25,600	1,326,080

		8,366,244

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Marcus & Millichap [1]	109,350	2,778,583

THRIFTS & MORTGAGE FINANCE - 2.9%
Genworth MI Canada	109,760	2,815,470

Total (Cost $14,143,269)		13,960,297

HEALTH CARE – 6.2%
BIOTECHNOLOGY - 0.5%
Zealand Pharma [1]	25,830	463,118

HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Atrion Corporation	1,430	611,840

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 0.9%
†Aceto Corporation	39,600	$866,844

LIFE SCIENCES TOOLS & SERVICES - 4.2%
Bio-Rad Laboratories Cl. A [1]	12,225	1,748,419
Bio-Techne	20,144	2,271,639

		4,020,058

Total (Cost $4,385,225)		5,961,860

INDUSTRIALS – 22.5%
BUILDING PRODUCTS - 1.1%
Apogee Enterprises	22,400	1,038,240

COMMERCIAL SERVICES & SUPPLIES - 3.7%
Ritchie Bros. Auctioneers	33,934	1,146,290
Steelcase Cl. A	117,610	1,595,968
UniFirst Corporation	6,800	786,896

		3,529,154

CONSTRUCTION & ENGINEERING - 1.6%
Valmont Industries	11,295	1,527,875

MACHINERY - 8.1%
CIRCOR International	27,870	1,588,311
Federal Signal	132,320	1,704,281
Hyster-Yale Materials Handling Cl. A	4,545	270,382
John Bean Technologies	9,609	588,263
Kadant	20,660	1,064,197
Lydall [1]	34,660	1,336,490
RBC Bearings [1]	11,180	810,550
Wabtec Corporation	6,488	455,652

		7,818,126

PROFESSIONAL SERVICES - 2.9%
ICF International [1]	11,643	476,199
Robert Half International	13,003	496,194
TrueBlue [1]	94,790	1,793,427

		2,765,820

ROAD & RAIL - 4.4%
Landstar System	25,720	1,765,935
Saia [1]	98,020	2,464,223

		4,230,158

TRADING COMPANIES & DISTRIBUTORS - 0.7%
MSC Industrial Direct Cl. A	9,877	696,921

Total (Cost $19,290,724)		21,606,294

INFORMATION TECHNOLOGY – 21.3%
COMMUNICATIONS EQUIPMENT - 0.9%
NetScout Systems [1]	37,700	838,825

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.4%
Cognex Corporation	12,440	536,164
Fabrinet [1]	20,050	744,256
FARO Technologies [1]	9,060	306,500
FEI Company	4,700	502,336
IPG Photonics [1]	4,040	323,200
Littelfuse	3,840	453,850
Methode Electronics	40,650	1,391,449
Orbotech [1]	26,890	687,039
Rofin-Sinar Technologies [1]	7,640	244,022

		5,188,816

INTERNET SOFTWARE & SERVICES - 2.3%
j2 Global	35,324	2,231,417

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Brooks Automation	39,790	446,444
Cabot Microelectronics	25,136	1,064,258
MKS Instruments	56,145	2,417,604
Nanometrics [1]	93,348	1,940,705
Tessera Technologies	57,310	1,755,978

		7,624,989

SOFTWARE - 4.8%
†AVG Technologies [1]	46,400	881,136
Mentor Graphics	87,480	1,859,825
Monotype Imaging Holdings	74,860	1,843,802

		4,584,763

Total (Cost $16,651,440)		20,468,810

MATERIALS – 3.3%
CHEMICALS - 2.2%
Minerals Technologies	27,656	1,570,861
Quaker Chemical	6,190	552,148

		2,123,009

METALS & MINING - 1.1%
Compass Minerals International	6,910	512,653
Reliance Steel & Aluminum	7,060	542,914

		1,055,567

Total (Cost $2,536,040)		3,178,576

TOTAL COMMON STOCKS

(Cost $81,654,247)		91,300,201

REPURCHASE AGREEMENT– 6.3%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$6,059,005 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $6,182,025)

(Cost $6,059,000)		6,059,000

TOTAL INVESTMENTS – 101.2%

(Cost $87,713,247)		97,359,201

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(1,185,139)

NET ASSETS – 100.0%		$96,174,062

72 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Small-Cap Value Fund
Common Stocks – 91.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 29.5%
AUTO COMPONENTS - 3.9%
Dorman Products [1]	39,853	$2,279,592
Gentex Corporation	810,756	12,526,180
STRATTEC SECURITY	88,638	3,613,771

		18,419,543

HOUSEHOLD DURABLES - 0.8%
Flexsteel Industries	94,400	3,740,128

MEDIA - 0.7%
Saga Communications Cl. A	79,702	3,151,417

MULTILINE RETAIL - 2.2%
Dillard’s Cl. A	177,200	10,738,320

SPECIALTY RETAIL - 17.5%
American Eagle Outfitters	734,986	11,708,327
Buckle (The)	459,567	11,944,146
Cato Corporation (The) Cl. A	239,794	9,045,030
DSW Cl. A	516,202	10,933,158
†Express [1]	831,302	12,062,192
Genesco [1]	97,914	6,296,849
Shoe Carnival	538,197	13,487,217
Stein Mart	1,038,522	8,017,390

		83,494,309

TEXTILES, APPAREL & LUXURY GOODS - 4.4%
Deckers Outdoor [1]	164,085	9,438,169
G-III Apparel Group [1]	151,901	6,944,914
Movado Group	40,632	880,902
Steven Madden [1]	106,295	3,633,163

		20,897,148

Total (Cost $151,313,585)		140,440,865

CONSUMER STAPLES – 2.5%
FOOD & STAPLES RETAILING - 0.8%
Village Super Market Cl. A	127,104	3,672,034

PERSONAL PRODUCTS - 1.7%
Nu Skin Enterprises Cl. A	179,367	8,284,962

Total (Cost $9,956,868)		11,956,996

ENERGY – 4.4%
ENERGY EQUIPMENT & SERVICES - 4.4%
Helmerich & Payne	79,599	5,343,481
Matrix Service [1]	738,755	12,182,070
Unit Corporation [1]	217,378	3,382,402

Total (Cost $23,835,878)		20,907,953

FINANCIALS – 18.2%
BANKS - 6.2%
Ames National	117,448	3,149,955
Camden National	196,712	8,261,904
City Holding Company	95,727	4,352,707
CNB Financial	156,753	2,790,203
Codorus Valley Bancorp	53,820	1,096,313
National Bankshares	150,437	5,253,260
Northrim BanCorp	176,643	4,643,945

		29,548,287

CAPITAL MARKETS - 3.8%
Federated Investors Cl. B	228,149	6,566,128
Moelis & Company Cl. A	515,957	11,609,033

		18,175,161

INSURANCE - 2.3%
Allied World Assurance Company Holdings	37,223	1,308,016
Reinsurance Group of America	97,135	9,421,124

		10,729,140

THRIFTS & MORTGAGE FINANCE - 5.9%
Genworth MI Canada	553,800	14,205,605
Southern Missouri Bancorp	67,500	1,588,275
TrustCo Bank Corp. NY	1,923,804	12,331,584

		28,125,464

Total (Cost $81,458,574)		86,578,052

HEALTH CARE – 2.2%
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Aceto Corporation	225,966	4,946,396
Ensign Group (The)	253,300	5,321,833

Total (Cost $10,502,415)		10,268,229

INDUSTRIALS – 19.0%
AIRLINES - 2.9%
†Spirit Airlines [1]	305,062	13,688,132

BUILDING PRODUCTS - 0.9%
†Apogee Enterprises	99,500	4,611,825

COMMERCIAL SERVICES & SUPPLIES - 0.8%
UniFirst Corporation	33,356	3,859,956

CONSTRUCTION & ENGINEERING - 1.3%
MYR Group [1]	251,321	6,051,810

MACHINERY - 5.0%
Alamo Group	140,051	9,239,164
Federal Signal	720,210	9,276,305
Miller Industries	262,574	5,406,399

		23,921,868

PROFESSIONAL SERVICES - 3.1%
Korn/Ferry International	331,000	6,851,700
TrueBlue [1]	421,467	7,974,155

		14,825,855

ROAD & RAIL - 5.0%
†Old Dominion Freight Line [1]	71,100	4,288,041
Saia [1]	433,003	10,885,696
Werner Enterprises	373,988	8,590,504

		23,764,241

Total (Cost $96,971,414)		90,723,687

INFORMATION TECHNOLOGY – 15.4%
COMMUNICATIONS EQUIPMENT - 2.0%
Brocade Communications Systems	1,031,711	9,471,107

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.7%
Benchmark Electronics [1]	439,744	9,300,586
Fabrinet [1]	47,709	1,770,958
†Fitbit Cl. A [1,5]	263,300	3,217,526
PC Connection	595,918	14,182,848
ScanSource [1]	116,432	4,320,792
Vishay Intertechnology	1,090,457	13,510,762

		46,303,472

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
MKS Instruments	193,047	8,312,604

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
Super Micro Computer [1]	380,849	9,464,097

Total (Cost $66,983,376)		73,551,280

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Small-Cap Value Fund (continued)

VALUE

MISCELLANEOUS[2] – 0.6%

Total (Cost $3,090,733)	$3,093,221

TOTAL COMMON STOCKS

(Cost $444,112,843)	437,520,283

REPURCHASE AGREEMENT– 8.5%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$40,721,034 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/19, valued at $41,537,675)

(Cost $40,721,000)	40,721,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $2,138,400)	2,138,400

TOTAL INVESTMENTS – 100.8%

(Cost $486,972,243)	480,379,683

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%	(3,691,421)

NET ASSETS – 100.0%	$476,688,262

Royce Smaller-Companies Growth Fund
Common Stocks – 91.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.8%
AUTO COMPONENTS - 1.1%
Drew Industries	62,000	$5,260,080

HOTELS, RESTAURANTS & LEISURE - 2.7%
†Dave & Busters Entertainment [1]	117,000	5,474,430
Texas Roadhouse	167,000	7,615,200

		13,089,630

HOUSEHOLD DURABLES - 1.1%
iRobot Corporation [1,5]	156,000	5,472,480

MEDIA - 0.3%
IMAX Corporation [1]	50,000	1,474,000

SPECIALTY RETAIL - 3.3%
Boot Barn Holdings [1]	831,600	7,168,392
Monro Muffler Brake	31,000	1,970,360
Tractor Supply	79,000	7,203,220

		16,341,972

TEXTILES, APPAREL & LUXURY GOODS - 3.3%
Carter’s	71,900	7,655,193
Columbia Sportswear	84,000	4,833,360
Gildan Activewear	123,666	3,627,124

		16,115,677

Total (Cost $40,316,215)		57,753,839

CONSUMER STAPLES – 2.4%
FOOD & STAPLES RETAILING - 2.4%
Natural Grocers by Vitamin Cottage [1,5]	345,000	4,502,250
United Natural Foods [1]	150,617	7,048,875

Total (Cost $13,150,785)		11,551,125

ENERGY– 6.7%
ENERGY EQUIPMENT & SERVICES - 4.3%
Canadian Energy Services & Technology	842,000	2,652,533
Dril-Quip [1]	45,000	2,629,350
Helmerich & Payne	63,000	4,229,190
Pason Systems	378,000	5,225,496
Unit Corporation [1]	400,200	6,227,112

		20,963,681

OIL, GAS & CONSUMABLE FUELS - 2.4%
Navigator Holdings [1]	346,000	3,979,000
Parsley Energy Cl. A [1]	116,000	3,138,960
†RSP Permian [1]	113,000	3,942,570
Sprott Resource [1]	1,299,000	603,274

		11,663,804

Total (Cost $41,714,604)		32,627,485

FINANCIALS – 10.5%
BANKS - 3.8%
Enterprise Financial Services	288,500	8,046,265
F.N.B. Corporation	231,000	2,896,740
Live Oak Bancshares	240,700	3,396,277
ServisFirst Bancshares	89,000	4,395,710

		18,734,992

CAPITAL MARKETS - 4.2%
Financial Engines	209,800	5,427,526
Northern Trust	71,000	4,704,460
Oaktree Capital Group LLC Cl. A	108,800	4,869,888
WisdomTree Investments	539,000	5,276,810

		20,278,684

REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.5%
CubeSmart	166,000	5,126,080

74 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
CyrusOne	126,000	$7,013,160

		12,139,240

Total (Cost $44,507,408)		51,152,916

HEALTH CARE – 14.6%
BIOTECHNOLOGY - 3.0%
Myriad Genetics [1]	75,240	2,302,344
Progenics Pharmaceuticals [1]	513,200	2,165,704
†Repligen [1]	159,000	4,350,240
Zealand Pharma [1]	337,799	6,056,550

		14,874,838

HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
AtriCure [1]	228,000	3,221,640
Avinger [1,5]	200,764	2,395,114
Inogen [1]	164,755	8,255,873
Masimo Corporation [1]	65,000	3,413,475
Penumbra [1]	1,000	59,500

		17,345,602

HEALTH CARE PROVIDERS & SERVICES - 2.7%
BioTelemetry [1]	487,000	7,938,100
†HealthEquity [1]	172,000	5,226,220

		13,164,320

HEALTH CARE TECHNOLOGY - 0.8%
HealthStream [1]	141,000	3,739,320

LIFE SCIENCES TOOLS & SERVICES - 2.6%
Cambrex Corporation [1]	145,500	7,526,715
NeoGenomics [1]	654,000	5,258,160

		12,784,875

PHARMACEUTICALS - 1.9%
Intersect ENT [1]	265,000	3,426,450
Relypsa [1,5]	326,000	6,031,000

		9,457,450

Total (Cost $56,360,033)		71,366,405

INDUSTRIALS – 12.0%
AEROSPACE & DEFENSE - 2.0%
Mercury Systems [1]	387,749	9,639,440

AIR FREIGHT & LOGISTICS - 1.2%
Forward Air	137,000	6,100,610

BUILDING PRODUCTS - 1.3%
DIRTT Environmental Solutions [1]	1,511,000	6,292,179

COMMERCIAL SERVICES & SUPPLIES - 1.2%
Mobile Mini	164,213	5,688,338

CONSTRUCTION & ENGINEERING - 1.4%
NV5 Holdings [1]	241,885	6,879,209

ELECTRICAL EQUIPMENT - 0.4%
Hydrogenics Corporation [1,5]	280,295	1,934,036

MACHINERY - 2.1%
KUKA	40,900	4,843,509
Tennant Company	60,937	3,282,676
Woodward	38,000	2,190,320

		10,316,505

MARINE - 1.2%
Clarkson	206,976	6,133,982

PROFESSIONAL SERVICES - 1.2%
†Insperity	74,000	5,715,020

Total (Cost $48,746,507)		58,699,319

INFORMATION TECHNOLOGY – 23.7%
COMMUNICATIONS EQUIPMENT - 0.9%
Infinera Corporation [1]	380,233	4,289,028

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.9%
ePlus [1]	71,000	5,807,090
Fabrinet [1]	81,000	3,006,720
FARO Technologies [1]	122,000	4,127,260
FLIR Systems	178,600	5,527,670
IPG Photonics [1]	72,444	5,795,520

		24,264,260

INTERNET SOFTWARE & SERVICES - 4.6%
†Apigee Corporation [1,5]	361,000	4,411,420
†comScore [1]	178,071	4,252,335
†Q2 Holdings [1]	204,000	5,716,080
†Shopify Cl. A [1,5]	55,000	1,691,800
2U [1,5]	214,348	6,303,975

		22,375,610

IT SERVICES - 0.6%
Unisys Corporation [1]	423,000	3,079,440

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Inphi Corporation [1]	142,000	4,548,260
Integrated Device Technology [1]	282,100	5,678,673
†M/A-COM Technology Solutions Holdings [1,5]	144,000	4,749,120

		14,976,053

SOFTWARE - 8.6%
†HubSpot [1]	76,000	3,299,920
†Imperva [1]	90,000	3,870,900
Mobileye [1,5]	4,000	184,560
Paylocity Holding Corporation [1]	275,786	11,913,955
QAD Cl. A	228,000	4,393,560
RingCentral Cl. A [1]	269,000	5,304,680
Rubicon Project [1]	385,000	5,255,250
†SecureWorks Corporation Cl. A [1,5]	234,000	3,299,400
Silver Spring Networks [1]	396,000	4,811,400

		42,333,625

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Immersion Corporation [1]	640,595	4,701,968

Total (Cost $100,593,267)		116,019,984

MATERIALS – 4.5%
CHEMICALS - 2.3%
Albemarle Corporation	96,000	7,613,760
†Kraton Performance Polymers [1]	136,000	3,798,480

		11,412,240

CONSTRUCTION MATERIALS - 0.6%
Eagle Materials	35,000	2,700,250

METALS & MINING - 1.6%
Orocobre [1]	2,235,000	8,074,680

Total (Cost $15,366,853)		22,187,170

TELECOMMUNICATION SERVICES – 1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
ORBCOMM [1]	576,000	5,731,200

Total (Cost $3,474,355)		5,731,200

MISCELLANEOUS[2] – 4.5%

Total (Cost $21,291,467)		22,274,510

TOTAL COMMON STOCKS

(Cost $385,521,494)		449,363,953

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

VALUE

REPURCHASE AGREEMENT– 8.2%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$40,030,033 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $40,834,725)

(Cost $40,030,000)	$40,030,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $28,142,552)	28,142,552

TOTAL INVESTMENTS – 105.8%

(Cost $453,694,046)	517,536,505

LIABILITIES LESS CASH AND OTHER ASSETS – (5.8)%	(28,391,719)

NET ASSETS – 100.0%	$489,144,786

Royce Special Equity Fund
Common Stocks – 91.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 34.1%
AUTO COMPONENTS - 6.1%
†Gentex Corporation	960,000	$14,832,000
Standard Motor Products [6]	1,855,000	73,791,900

		88,623,900

AUTOMOBILES - 1.9%
Winnebago Industries	1,212,000	27,779,040

DIVERSIFIED CONSUMER SERVICES - 3.5%
Capella Education [6]	698,000	36,742,720
DeVry Education Group	755,000	13,469,200

		50,211,920

HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [6]	343,000	4,904,900

HOUSEHOLD DURABLES - 6.5%
Bassett Furniture Industries [6]	575,000	13,765,500
CSS Industries [6]	885,000	23,726,850
Ethan Allen Interiors	410,000	13,546,400
Flexsteel Industries [6]	481,000	19,057,220
Hooker Furniture [6]	1,110,000	23,853,900

		93,949,870

LEISURE PRODUCTS - 0.4%
†Brunswick Corporation	135,000	6,118,200

MEDIA - 9.9%
Meredith Corporation	1,470,000	76,307,700
Scholastic Corporation	1,683,000	66,663,630

		142,971,330

SPECIALTY RETAIL - 5.4%
Children’s Place	705,000	56,526,900
Haverty Furniture [6]	1,209,200	21,801,876

		78,328,776

Total (Cost $403,099,675)		492,887,936

CONSUMER STAPLES – 4.2%
FOOD & STAPLES RETAILING - 4.1%
Weis Markets	1,155,000	58,385,250

HOUSEHOLD PRODUCTS - 0.1%
†Oil-Dri Corporation of America	41,987	1,449,811

Total (Cost $46,946,219)		59,835,061

FINANCIALS – 1.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Marcus & Millichap [1]	775,000	19,692,750

Total (Cost $20,813,317)		19,692,750

INDUSTRIALS – 25.6%
AEROSPACE & DEFENSE - 2.9%
National Presto Industries [6]	450,000	42,457,500

COMMERCIAL SERVICES & SUPPLIES - 8.6%
Herman Miller	710,000	21,221,900
UniFirst Corporation	890,000	102,990,800

		124,212,700

ELECTRICAL EQUIPMENT - 6.9%
EnerSys	520,000	30,924,400
Hubbell Cl. B	595,000	62,754,650
Regal Beloit	96,000	5,284,800

		98,963,850

INDUSTRIAL CONGLOMERATES - 0.3%
Carlisle Companies	47,000	4,966,960

MACHINERY - 2.3%
Hurco Companies [6]	525,000	14,610,750

76 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
†Kadant	368,000	$18,955,680

		33,566,430

PROFESSIONAL SERVICES - 2.0%
Kelly Services Cl. A	565,000	10,718,050
†Resources Connection	1,210,000	17,883,800

		28,601,850

TRADING COMPANIES & DISTRIBUTORS - 2.6%
Applied Industrial Technologies	775,000	34,983,500
Central Steel & Wire [3]	6,421	2,581,242

		37,564,742

Total (Cost $209,252,446)		370,334,032

INFORMATION TECHNOLOGY – 15.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.7%
AVX Corporation	7,200,000	97,776,000
Park Electrochemical [6]	1,950,000	28,333,500
Vishay Intertechnology	1,150,000	14,248,500

		140,358,000

IT SERVICES - 1.8%
Computer Services [3]	700,000	26,215,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Teradyne	2,570,000	50,603,300

Total (Cost $206,001,166)		217,176,300

MATERIALS – 10.9%
CHEMICALS - 2.8%
Hawkins [6]	940,000	40,805,400

METALS & MINING - 2.4%
Kaiser Aluminum	380,000	34,355,800

PAPER & FOREST PRODUCTS - 5.7%
Neenah Paper [6]	965,000	69,837,050
Schweitzer-Mauduit International	370,000	13,053,600

		82,890,650

Total (Cost $116,976,850)		158,051,850

TOTAL COMMON STOCKS

(Cost $1,003,089,673)		1,317,977,929

REPURCHASE AGREEMENT– 9.1%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$131,699,110 (collateralized by obligations of various U.S. Government Agencies,
1.625% due 4/30/19-7/31/19, valued at $134,338,030)

(Cost $131,699,000)		131,699,000

TOTAL INVESTMENTS – 100.3%

(Cost $1,134,788,673)		1,449,676,929

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(4,994,017)

NET ASSETS – 100.0%		$1,444,682,912

Royce Special Equity Multi-Cap Fund
Common Stocks – 87.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 26.0%
AUTO COMPONENTS - 1.9%
Lear Corporation	22,500	$2,289,600

DISTRIBUTORS - 7.5%
Genuine Parts	87,500	8,859,375

MEDIA - 2.9%
Viacom Cl. B	83,000	3,442,010

MULTILINE RETAIL - 5.1%
Nordstrom	158,000	6,011,900

SPECIALTY RETAIL - 4.6%
Dicks Sporting Goods	120,000	5,407,200

TEXTILES, APPAREL & LUXURY GOODS - 4.0%
Ralph Lauren Cl. A	53,100	4,758,822

Total (Cost $30,996,520)		30,768,907

FINANCIALS – 4.9%
CAPITAL MARKETS - 4.9%
T. Rowe Price Group	79,000	5,764,630

Total (Cost $6,208,505)		5,764,630

INDUSTRIALS – 41.5%
AEROSPACE & DEFENSE - 1.1%
United Technologies	13,000	1,333,150

ELECTRICAL EQUIPMENT - 5.1%
Emerson Electric	44,000	2,295,040
Rockwell Automation	32,500	3,731,650

		6,026,690

INDUSTRIAL CONGLOMERATES - 1.5%
3M	10,000	1,751,200

MACHINERY - 18.2%
Cummins	7,500	843,300
Dover Corporation	23,000	1,594,360
Illinois Tool Works	69,500	7,239,120
Lincoln Electric Holdings	56,000	3,308,480
Parker Hannifin	50,000	5,402,500
†Wabtec Corporation	45,000	3,160,350

		21,548,110

PROFESSIONAL SERVICES - 11.5%
ManpowerGroup	107,000	6,884,380
Robert Half International	175,300	6,689,448

		13,573,828

TRADING COMPANIES & DISTRIBUTORS - 4.1%
Grainger (W.W.)	21,500	4,885,875

Total (Cost $44,408,363)		49,118,853

INFORMATION TECHNOLOGY – 15.1%
COMMUNICATIONS EQUIPMENT - 4.8%
Cisco Systems	200,000	5,738,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.0%
Avnet	89,000	3,605,390

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 7.3%
Apple	90,000	8,604,000

Total (Cost $15,866,829)		17,947,390

TOTAL COMMON STOCKS

(Cost $97,480,217)		103,599,780

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Special Equity Multi-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 12.5%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$14,797,012 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $15,095,400)

(Cost $14,797,000)	$14,797,000

TOTAL INVESTMENTS – 100.0%

(Cost $112,277,217)	118,396,780

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%	56,309

NET ASSETS – 100.0%	$118,453,089

Royce Total Return Fund
Common Stocks – 99.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.7%
AUTO COMPONENTS - 1.6%
Gentex Corporation	1,967,748	$30,401,707
Nokian Renkaat	172,000	6,143,899
Standard Motor Products	97,506	3,878,789
STRATTEC SECURITY	98,934	4,033,539

		44,457,934

AUTOMOBILES - 1.2%
Thor Industries	493,474	31,947,507
Winnebago Industries	48,939	1,121,682

		33,069,189

DISTRIBUTORS - 0.3%
Weyco Group	282,000	7,833,960

DIVERSIFIED CONSUMER SERVICES - 0.1%
Capella Education	35,701	1,879,301

HOTELS, RESTAURANTS & LEISURE - 0.3%
Bob Evans Farms	139,000	5,275,050
DineEquity	46,840	3,971,095

		9,246,145

HOUSEHOLD DURABLES - 1.2%
Ethan Allen Interiors	867,599	28,665,471
Flexsteel Industries	102,292	4,052,809
La-Z-Boy	77,820	2,164,952

		34,883,232

INTERNET & CATALOG RETAIL - 0.3%
PetMed Express	401,500	7,532,140

MEDIA - 1.1%
Meredith Corporation	277,300	14,394,643
Saga Communications Cl. A	186,925	7,391,015
Wiley (John) & Sons Cl. A	180,739	9,430,961

		31,216,619

MULTILINE RETAIL - 0.6%
Big Lots	18,661	935,103
Dillard’s Cl. A	259,322	15,714,913

		16,650,016

SPECIALTY RETAIL - 4.8%
Aaron’s	40,334	882,911
American Eagle Outfitters	1,001,094	15,947,427
Buckle (The)	628,551	16,336,040
Caleres	34,778	841,975
Cato Corporation (The) Cl. A	566,819	21,380,413
Children’s Place	71,243	5,712,264
DSW Cl. A	691,498	14,645,928
GameStop Corporation Cl. A	90,200	2,397,516
Genesco [1]	230,818	14,843,906
Monro Muffler Brake	210,100	13,353,956
Shoe Carnival	679,330	17,024,010
Stein Mart	1,435,148	11,079,343

		134,445,689

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Columbia Sportswear	108,258	6,229,165
J.G. Boswell Company [3]	1,170	748,578
Movado Group	453,840	9,839,251
Steven Madden [1]	310,479	10,612,172
Wolverine World Wide	370,100	7,520,432

		34,949,598

Total (Cost $294,090,637)		356,163,823

78 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

CONSUMER STAPLES – 4.3%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	264,000	$6,161,760

FOOD & STAPLES RETAILING - 0.6%
Village Super Market Cl. A	555,400	16,045,506

FOOD PRODUCTS - 2.9%
Cal-Maine Foods	31,496	1,395,903
Farmer Bros. [1]	366,000	11,733,960
Flowers Foods	548,700	10,288,125
Fresh Del Monte Produce	234,400	12,758,392
Hershey Creamery [3]	847	2,372,447
Lancaster Colony	126,100	16,091,621
Sanderson Farms	23,934	2,073,642
Tootsie Roll Industries	637,833	24,575,705

		81,289,795

HOUSEHOLD PRODUCTS - 0.0%
WD-40 Company	10,211	1,199,282

PERSONAL PRODUCTS - 0.6%
Nu Skin Enterprises Cl. A	375,049	17,323,513

Total (Cost $81,121,478)		122,019,856

ENERGY – 3.0%
ENERGY EQUIPMENT & SERVICES - 2.4%
Atwood Oceanics [1,5]	135,909	1,701,581
CARBO Ceramics [1]	92,000	1,205,200
Diamond Offshore Drilling [1,5]	338,614	8,238,479
Frank’s International	67,439	985,284
Helmerich & Payne	151,070	10,141,329
Pason Systems	998,200	13,799,181
SEACOR Holdings [1]	501,090	29,038,165
Superior Energy Services	40,300	741,923

		65,851,142

OIL, GAS & CONSUMABLE FUELS - 0.6%
Boardwalk Pipeline Partners L.P.	201,000	3,507,450
Dorchester Minerals L.P.	260,820	3,761,024
Permian Basin Royalty Trust	941,445	6,900,792
San Juan Basin Royalty Trust	502,530	3,653,393

		17,822,659

Total (Cost $82,351,390)		83,673,801

FINANCIALS – 26.5%
BANKS - 5.9%
Ames National	423,873	11,368,274
Associated Banc-Corp	493,700	8,466,955
Bank of Hawaii	323,701	22,270,629
BLOM Bank GDR	261,500	2,628,075
BOK Financial	354,468	22,225,143
Camden National	326,883	13,729,086
Canadian Western Bank	650,000	12,401,796
City Holding Company	235,091	10,689,588
CNB Financial	299,720	5,335,016
Codorus Valley Bancorp	61,479	1,252,327
Farmers & Merchants Bank of Long Beach [3]	479	2,945,850
First Citizens BancShares Cl. A	97,026	25,121,002
First National Bank Alaska [3]	3,110	4,665,000
National Bankshares	161,752	5,648,380
Northrim BanCorp	216,577	5,693,809
Peapack-Gladstone Financial	562,058	10,403,693

		164,844,623

CAPITAL MARKETS - 6.9%
AllianceBernstein Holding L.P.	433,100	10,091,230
Apollo Global Management LLC Cl. A	466,100	7,061,415
Ares Management L.P.	339,600	4,784,964
Artisan Partners Asset Management Cl. A	437,700	12,115,536
Ashmore Group	3,094,700	12,529,029
Associated Capital Group Cl. A	204,362	5,861,102
Citadel Capital [1]	19,355,000	2,136,037
Cohen & Steers	335,337	13,561,028
Coronation Fund Managers	1,315,000	5,968,356
Edmond de Rothschild (Suisse)	244	3,508,203
Egyptian Financial Group-Hermes Holding Company [1]	1,182,708	1,407,803
Federated Investors Cl. B	789,866	22,732,343
Fifth Street Finance	300,000	1,455,000
Fortress Investment Group LLC Cl. A	492,580	2,177,204
GAMCO Investors Cl. A	269,656	8,836,627
Greenhill & Co.	250,000	4,025,000
KKR & Co. L.P.	1,436,600	17,727,644
Moelis & Company Cl. A	606,781	13,652,573
MVC Capital	475,000	3,819,000
Oppenheimer Holdings Cl. A	246,512	3,811,076
Rothschild & Co	581,675	13,913,061
Teton Advisors Cl. A [3]	1,297	55,771
Value Partners Group	11,628,400	10,789,222
Vontobel Holding	150,400	6,469,575
Waddell & Reed Financial Cl. A	33,600	578,592
Westwood Holdings Group	86,129	4,461,482

		193,528,873

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	48,216	1,675,506

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Bolsa Mexicana de Valores	6,479,000	9,982,931
First Pacific	740,000	535,977
Leucadia National	141,659	2,454,950
Morningstar	34,801	2,846,026
Sofina	37,497	4,969,744
TMX Group	616,000	25,627,927

		46,417,555

INSURANCE - 10.4%
Alleghany Corporation [1]	53,300	29,292,614
Allied World Assurance Company Holdings	104,137	3,659,374
American Financial Group	112,500	8,317,125
Argo Group International Holdings	20,086	1,042,464
Aspen Insurance Holdings	24,600	1,140,948
Assured Guaranty	430,392	10,919,045
Baldwin & Lyons Cl. B	298,238	7,354,549
Cincinnati Financial	188,300	14,101,787
E-L Financial	78,788	41,834,876
Employers Holdings	168,139	4,879,394
Erie Indemnity Cl. A	376,000	37,351,840
First American Financial	84,900	3,414,678
Gallagher (Arthur J.) & Co.	384,200	18,287,920
HCI Group	39,500	1,077,560
Horace Mann Educators	45,000	1,520,550
Infinity Property & Casualty	71,443	5,762,592
Markel Corporation [1]	35,800	34,109,524
Mercury General	171,000	9,090,360
National Western Life Group Cl. A	5,900	1,152,093

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
Old Republic International	619,000	$11,940,510
ProAssurance Corporation	182,000	9,746,100
Reinsurance Group of America	166,484	16,147,283
RLI Corp.	141,380	9,724,117
Selective Insurance Group	28,078	1,072,860
State Auto Financial	202,003	4,425,886
United Fire Group	29,517	1,252,406
United Insurance Holdings	13,000	212,940
Universal Insurance Holdings	101,200	1,880,296
White Mountains Insurance Group	2,534	2,133,628

		292,845,319

INVESTMENT COMPANIES - 0.2%
British Empire Trust	601,182	3,994,365
RIT Capital Partners	95,500	2,093,932

		6,088,297

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Lexington Realty Trust	607,006	6,136,831

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	640,020	16,417,247
Southern Missouri Bancorp	19,391	456,270
TrustCo Bank Corp. NY	2,556,768	16,388,883

		33,262,400

Total (Cost $537,370,092)		744,799,404

HEALTH CARE – 6.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Analogic Corporation	231,000	18,350,640
Atrion Corporation	9,684	4,143,396
Hill-Rom Holdings	368,576	18,594,659
Meridian Bioscience	48,300	941,850
STERIS	368,883	25,360,707
Teleflex	181,800	32,234,958

		99,626,210

HEALTH CARE PROVIDERS & SERVICES - 2.6%
Aceto Corporation	253,817	5,556,054
Chemed Corporation	56,100	7,646,991
Ensign Group (The)	323,986	6,806,946
Landauer [6]	515,300	21,209,748
Owens & Minor	789,350	29,505,903
U.S. Physical Therapy	17,925	1,079,264

		71,804,906

HEALTH CARE TECHNOLOGY - 0.0%
Computer Programs and Systems	26,726	1,066,902

PHARMACEUTICALS - 0.1%
Recordati	110,000	3,307,288

Total (Cost $107,764,767)		175,805,306

INDUSTRIALS – 23.0%
AEROSPACE & DEFENSE - 1.4%
Curtiss-Wright	11,727	987,999
HEICO Corporation	225,443	15,061,847
HEICO Corporation Cl. A	454,966	24,408,926

		40,458,772

AIR FREIGHT & LOGISTICS - 1.3%
C. H. Robinson Worldwide	226,500	16,817,625
Expeditors International of Washington	429,700	21,072,488

		37,890,113

BUILDING PRODUCTS - 1.1%
A. O. Smith Corporation	267,500	23,569,425
Apogee Enterprises	129,153	5,986,242

		29,555,667

COMMERCIAL SERVICES & SUPPLIES - 4.7%
ABM Industries	514,200	18,758,016
Deluxe Corporation	35,787	2,375,183
Ennis	73,953	1,418,419
Healthcare Services Group	5,264	217,824
HNI Corporation	415,684	19,325,149
Kimball International Cl. B	785,039	8,933,744
McGrath RentCorp	320,400	9,801,036
MSA Safety	220,812	11,599,254
Ritchie Bros. Auctioneers	1,249,020	42,191,896
UniFirst Corporation	99,742	11,542,144
Viad Corporation	203,666	6,313,646

		132,476,311

CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	119,531	3,893,125
EMCOR Group	96,989	4,777,678
KBR	440,000	5,825,600
Valmont Industries	27,600	3,733,452

		18,229,855

ELECTRICAL EQUIPMENT - 1.7%
EnerSys	21,800	1,296,446
Hubbell Cl. B	247,900	26,146,013
LSI Industries	999,401	11,063,369
Preformed Line Products	234,679	9,478,685

		47,984,513

INDUSTRIAL CONGLOMERATES - 0.4%
Raven Industries	570,626	10,807,656

MACHINERY - 8.5%
Alamo Group	191,744	12,649,352
American Railcar Industries	189,100	7,463,777
CLARCOR	127,000	7,725,410
Federal Signal	1,059,745	13,649,516
Franklin Electric	683,300	22,583,065
Gorman-Rupp Company (The)	586,000	16,062,260
Kadant	26,300	1,354,713
Lincoln Electric Holdings	164,200	9,700,936
Lindsay Corporation	166,649	11,308,801
Miller Industries	413,793	8,519,998
Mueller (Paul) Company [1,3,6]	116,700	3,022,530
Mueller Industries	387,448	12,351,842
Nordson Corporation	244,600	20,451,006
Standex International	49,531	4,092,747
Starrett (L.S.) Company (The) Cl. A [6]	509,400	6,066,954
Sun Hydraulics	204,848	6,081,937
Tennant Company	544,396	29,326,612
Timken Company (The)	6,832	209,469
Trinity Industries	639,174	11,869,461
Woodward	567,300	32,699,172

		237,189,558

MARINE - 0.4%
Clarkson	343,900	10,191,889

PROFESSIONAL SERVICES - 2.3%
CEB	202,400	12,484,032
Exponent	74,792	4,368,601
Heidrick & Struggles International	59,817	1,009,711

80 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Kelly Services Cl. A	434,200	$8,236,774
Korn/Ferry International	508,532	10,526,612
ManpowerGroup	398,752	25,655,704
Resources Connection	5,800	85,724
Robert Half International	29,245	1,115,989

		63,483,147

ROAD & RAIL - 0.4%
Werner Enterprises	546,740	12,558,618

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Applied Industrial Technologies	50,000	2,257,000
Houston Wire & Cable	728,861	3,826,520

		6,083,520

Total (Cost $328,272,182)		646,909,619

INFORMATION TECHNOLOGY – 7.2%
COMMUNICATIONS EQUIPMENT - 0.7%
ADTRAN	147,029	2,742,091
Bel Fuse Cl. A	22,350	336,814
Brocade Communications Systems	1,374,615	12,618,966
TESSCO Technologies	340,540	4,730,100

		20,427,971

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.3%
AVX Corporation	1,463,065	19,868,423
Cognex Corporation	293,005	12,628,515
Electro Rent	126,847	1,954,712
FEI Company	26,952	2,880,630
FLIR Systems	107,275	3,320,161
Kimball Electronics [1]	543,450	6,765,952
Littelfuse	24,750	2,925,203
Methode Electronics	485,496	16,618,528
National Instruments	277,274	7,597,308
Systemax [1]	226,400	1,931,192
Vishay Intertechnology	1,409,190	17,459,864

		93,950,488

IT SERVICES - 0.3%
Forrester Research	42,804	1,577,756
MAXIMUS	104,420	5,781,735

		7,359,491

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
MKS Instruments	678,783	29,228,396
Power Integrations	22,204	1,111,754
Teradyne	58,700	1,155,803
Tessera Technologies	64,590	1,979,038

		33,474,991

SOFTWARE - 0.9%
Ebix	82,997	3,975,556
Fair Isaac	145,400	16,431,654
Pegasystems	208,713	5,624,816

		26,032,026

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Diebold	824,718	20,477,748
Logitech International	59,589	970,109

		21,447,857

Total (Cost $151,293,032)		202,692,824

MATERIALS – 11.8%
CHEMICALS - 5.7%
Albemarle Corporation	400,100	31,731,931
Balchem Corporation	557,949	33,281,658
Cabot Corporation	363,600	16,601,976
Chase Corporation	440,755	26,035,398
FutureFuel Corporation	188,959	2,055,874
Innophos Holdings	13,785	581,865
Innospec	32,613	1,499,872
Quaker Chemical	406,129	36,226,707
Umicore	206,000	10,614,682

		158,629,963

CONSTRUCTION MATERIALS - 0.3%
Ash Grove Cement [3]	39,610	9,031,080

CONTAINERS & PACKAGING - 2.6%
AptarGroup	115,500	9,139,515
Bemis Company	378,200	19,473,518
Greif Cl. A	591,544	22,046,845
Mayr-Melnhof Karton	60,000	6,538,149
Sonoco Products	327,578	16,267,523

		73,465,550

METALS & MINING - 2.3%
Agnico Eagle Mines	79,000	4,226,500
Alamos Gold Cl. A	330,000	2,837,803
Allegheny Technologies	243,246	3,101,386
Ampco-Pittsburgh	170,306	1,926,161
Carpenter Technology	159,875	5,264,684
Commercial Metals	134,860	2,279,134
Ferroglobe	569,803	4,906,004
Franco-Nevada Corporation	102,000	7,758,120
Gold Fields ADR	1,697,643	8,318,451
Reliance Steel & Aluminum	30,400	2,337,760
Schnitzer Steel Industries Cl. A	269,782	4,748,163
Worthington Industries	374,700	15,849,810

		63,553,976

PAPER & FOREST PRODUCTS - 0.9%
Deltic Timber	162,000	10,875,060
Domtar Corporation	246,200	8,619,462
KapStone Paper and Packaging	25,000	325,250
Neenah Paper	39,200	2,836,904
Pope Resources L.P.	13,900	882,650
Resolute Forest Products [1]	100,000	529,000
Schweitzer-Mauduit International	41,400	1,460,592

		25,528,918

Total (Cost $178,810,993)		330,209,487

TELECOMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International	208,326	16,209,846

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Telephone and Data Systems	529,190	15,695,776

Total (Cost $17,407,792)		31,905,622

UTILITIES – 2.1%
ELECTRIC UTILITIES - 0.7%
ALLETE	165,567	10,700,595
ITC Holdings	170,300	7,973,446

		18,674,041

WATER UTILITIES - 1.4%
Aqua America	503,307	17,947,928
SJW	400,400	15,767,752

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 81

Schedules of Investments	June 30, 2016 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

UTILITIES (continued)
WATER UTILITIES (continued)
York Water	166,630	$5,338,825

		39,054,505

Total (Cost $22,732,282)		57,728,546

MISCELLANEOUS[2] – 1.1%

Total (Cost $27,503,412)		30,236,983

TOTAL COMMON STOCKS

(Cost $1,828,718,057)		2,782,145,271

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.1%
Unit Corporation 6.625% due 5/15/21

(Cost $3,417,702)	$4,227,000	3,265,357

REPURCHASE AGREEMENT– 0.9%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$24,287,020 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $24,775,013)

(Cost $24,287,000)		24,287,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $9,652,360)		9,652,360

TOTAL INVESTMENTS – 100.5%

(Cost $1,866,075,119)		2,819,349,988

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(12,804,481)

NET ASSETS – 100.0%		$2,806,545,507

†	New additions in 2016.
[1]	Non-income producing.
[2]	Includes securities first acquired in 2016 and less than 1% of net assets.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]
Securities for which market quotations are not readily available represent 0.7%, 0.6% and 0.3% of net assets for Royce International Micro-Cap Fund, Royce International Small-Cap Fund and Royce Micro-Cap Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	All or a portion of these securities were on loan at June 30, 2016.
[6]
At June 30, 2016, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2016, market value.

82 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	June 30, 2016 (unaudited)

		Royce Global
	Royce Dividend	Financial Services	Royce Heritage	Royce International
	Value Fund	Fund	Fund	Micro-Cap Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$238,099,951	$46,014,209	$198,844,355	$5,533,598

Repurchase agreements (at cost and value)	6,318,000	729,000	38,362,000	281,000

Cash and foreign currency	7,362	2,772	264,847	6,983

Receivable for investments sold	217,096	65,320	560,479	–

Receivable for capital shares sold	203,417	111,962	3,354	8,235

Receivable for dividends and interest	207,948	65,627	164,268	7,980

Prepaid expenses and other assets	4,450	699	2,657	69

Total Assets	245,058,224	46,989,589	238,201,960	5,837,865

LIABILITIES:
Payable for investments purchased	154,802	–	8,375,033	–

Payable for capital shares redeemed	550,409	88,835	82,604	7,462

Payable for investment advisory fees	161,305	34,610	161,471	–

Payable for trustees’ fees	8,049	1,083	6,128	132

Accrued expenses	217,855	46,547	108,751	19,725

Deferred capital gains tax	–	–	–	8,219

Total Liabilities	1,092,420	171,075	8,733,987	35,538

Net Assets	$243,965,804	$46,818,514	$229,467,973	$5,802,327

ANALYSIS OF NET ASSETS:

Paid-in capital	$189,906,346	$46,530,885	$200,516,867	$6,779,401

Undistributed net investment income (loss)	6,057	98,805	(318,864)	12,765

Accumulated net realized gain (loss) on investments and foreign currency	17,642,753	(153,611)	(900,690)	(574,829)

Net unrealized appreciation (depreciation) on investments and foreign currency	36,410,648	342,435	30,170,660	(415,010)

Net Assets	$243,965,804	$46,818,514	$229,467,973	$5,802,327

Investment Class	$104,421,788		$95,369,377

Service Class	137,430,657	$41,070,687	117,467,599	$5,802,327

Consultant Class	1,402,636		10,784,329

Institutional Class	710,723	5,747,827

R Class			2,141,051

K Class			3,705,617

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	14,734,920		7,027,653

Service Class	19,068,223	5,116,650	8,686,376	607,057

Consultant Class	171,467		1,098,112

Institutional Class	101,280	560,952

R Class			237,986

K Class			406,976

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$7.09		$13.57

Service Class[1]	7.21	$ 8.03	13.52	$9.56

Consultant Class[2]	8.18		9.82

Institutional Class[3]	7.02	10.25

R Class[3]			9.00

K Class[3]			9.11

Investments at identified cost	$201,686,499	$45,669,737	$168,670,297	$5,939,970

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Micro-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 83

Statements of Assets and Liabilities

	Royce International	Royce International	Royce Low-Priced	Royce Micro-Cap
	Premier Fund	Small-Cap Fund	Stock Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$70,641,641	$7,012,607	$321,366,645	$225,747,028

Repurchase agreements (at cost and value)	2,826,000	5,200,000	7,386,000	15,475,000

Cash and foreign currency	391,437	384,041	612	768

Receivable for investments sold	304,801	3,692,869	3,242,514	922,364

Receivable for capital shares sold	20,853	219	14,973	52,877

Receivable for dividends and interest	329,650	37,163	249,218	277,501

Prepaid expenses and other assets	228	263	–	586

Total Assets	74,514,610	16,327,162	332,259,962	242,476,124

LIABILITIES:
Payable for collateral on loaned securities	–	–	15,056,726	7,953,641

Payable for investments purchased	926,140	49,487	1,011,150	1,436,369

Payable for capital shares redeemed	130,717	8,001,391	5,832,330	663,553

Payable for investment advisory fees	58,381	4,948	265,014	242,381

Payable for trustees’ fees	2,432	536	9,161	7,924

Accrued expenses	49,876	43,981	652,755	279,583

Deferred capital gains tax	56,046	6,982	–	–

Total Liabilities	1,223,592	8,107,325	22,827,136	10,583,451

Net Assets	$73,291,018	$8,219,837	$309,432,826	$231,892,673

ANALYSIS OF NET ASSETS:
Paid-in capital	$68,636,121	$13,146,189	$276,010,051	$200,484,770

Undistributed net investment income (loss)	271,759	11,630	494,412	(314,335)

Accumulated net realized gain (loss) on investments and foreign currency	344,518	(4,768,211)	28,876,845	24,085,379

Net unrealized appreciation (depreciation) on investments and foreign currency	4,038,620	(169,771)	4,051,518	7,636,859

Net Assets	$73,291,018	$8,219,837	$309,432,826	$231,892,673

Investment Class	$24,159,836	$333,350	$22,925,440	$182,495,145

Service Class	42,631,547	5,855,834	270,798,097	15,469,751

Consultant Class	6,434,081			33,927,777

Institutional Class		2,030,653	13,417,433

R Class	42,321		1,096,329

K Class	23,233		1,195,527

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,438,753	44,781	3,018,425	16,582,803

Service Class	3,635,751	630,964	35,798,284	1,431,352

Consultant Class	505,567			3,803,500

Institutional Class		265,519	1,764,896

R Class	4,452		152,395

K Class	2,473		638,702

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$ 9.91	$7.44	$7.60	$11.01

Service Class[1]	11.73	9.28	7.56	10.81

Consultant Class[2]	12.73			8.92

Institutional Class[3]		7.65	7.60

R Class[3]	9.51		7.19

K Class[3]	9.39		1.87

Investments at identified cost	$66,522,769	$7,179,056	$317,315,018	$218,087,296

Market value of loaned securities	–	–	14,402,784	7,612,610

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Low-Priced Stock Fund and Royce Micro-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

84 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

	Royce Micro-Cap	Royce Opportunity	Royce Pennsylvania	Royce Premier
	Opportunity Fund	Fund	Mutual Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$37,153,433	$1,351,022,412	$2,581,090,793	$2,228,673,690

Affiliated Companies	–	39,783,494	21,926,899	–

Repurchase agreements (at cost and value)	2,245,000	81,981,000	41,365,000	7,461,000

Cash and foreign currency	549	–	60,920	436

Receivable for investments sold	519,875	2,983,507	29,817,018	41,597,299

Receivable for capital shares sold	79	272,565	828,998	848,334

Receivable for dividends and interest	6,082	597,789	1,762,478	2,851,950

Prepaid expenses and other assets	342	16,238	2,338,546	20,426

Total Assets	39,925,360	1,476,657,005	2,679,190,652	2,281,453,135

LIABILITIES:
Payable for collateral on loaned securities	–	75,223,917	21,504,952	25,197,111

Payable for investments purchased	717,947	3,428,781	4,619,051	3,237,462

Payable for capital shares redeemed	357,245	4,707,236	22,687,675	4,184,915

Payable to custodian for overdrawn balance	–	135,990	–	–

Payable for investment advisory fees	32,155	1,169,599	1,673,540	1,858,511

Payable for trustees’ fees	535	38,962	86,245	81,842

Accrued expenses	22,370	459,079	1,494,186	1,964,336

Total Liabilities	1,130,252	85,163,564	52,065,649	36,524,177

Net Assets	$38,795,108	$1,391,493,441	$2,627,125,003	$2,244,928,958

ANALYSIS OF NET ASSETS:
Paid-in capital	$41,218,613	$1,390,176,890	$1,613,567,753	$1,002,825,192

Undistributed net investment income (loss)	(106,181)	(1,154,832)	(6,624,959)	5,175,428

Accumulated net realized gain (loss) on investments and foreign currency	(2,332,645)	67,068,104	148,115,521	295,395,530

Net unrealized appreciation (depreciation) on investments and foreign currency	15,321	(64,596,721)	872,066,688	941,532,808

Net Assets	$38,795,108	$1,391,493,441	$2,627,125,003	$2,244,928,958

Investment Class	$37,731,044	$688,466,868	$1,624,961,853	$1,734,204,525

Service Class	1,064,064	76,202,128	82,352,070	45,056,955

Consultant Class		19,897,015	389,434,995	31,123,422

Institutional Class		566,985,098	510,723,411	255,150,671

W Class				162,939,911

R Class		33,647,714	16,777,052	14,482,050

K Class		6,294,618	2,875,622	1,971,424

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,635,348	63,120,875	161,887,635	114,038,927

Service Class	147,327	7,427,538	8,204,391	3,030,845

Consultant Class		2,150,095	47,264,044	2,471,140

Institutional Class		51,139,793	50,785,309	16,576,621

W Class				10,683,631

R Class		3,365,247	1,758,741	1,011,333

K Class		688,822	341,718	1,091,279

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.32	$10.91	$10.04	$15.21

Service Class[1]	7.22	10.26	10.04	14.87

Consultant Class[2]		9.25	8.24	12.59

Institutional Class[3]		11.09	10.06	15.39

W Class[3]				15.25

R Class[3]		10.00	9.54	14.32

K Class[3]		9.14	8.42	1.81

Investments at identified cost	$37,138,113	$1,455,402,627	$1,730,948,733	$1,286,941,308

Market value of loaned securities	–	74,084,698	21,293,221	24,506,360

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 85

Statements of Assets and Liabilities

			Royce Smaller-
	Royce Small-Cap	Royce Small-Cap	Companies Growth	Royce Special Equity
	Leaders Fund	Value Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$91,300,201	$439,658,683	$477,506,505	$904,288,863

Affiliated Companies	–	–	–	413,689,066

Repurchase agreements (at cost and value)	6,059,000	40,721,000	40,030,000	131,699,000

Cash and foreign currency	226	581	900	631

Receivable for investments sold	251,970	2,981,261	1,082,178	3,768,053

Receivable for capital shares sold	16,585	132,890	117,232	1,321,924

Receivable for dividends and interest	54,869	395,156	205,151	944,000

Prepaid expenses and other assets	277	1,257	1,207	18,295

Total Assets	97,683,128	483,890,828	518,943,173	1,455,729,832

LIABILITIES:
Payable for collateral on loaned securities	–	2,138,400	28,142,552	–

Payable for investments purchased	662,945	3,180,568	–	3,086,387

Payable for capital shares redeemed	632,277	1,142,535	800,488	6,009,161

Payable for investment advisory fees	80,374	395,603	407,243	1,191,186

Payable for trustees’ fees	3,753	14,434	16,117	44,109

Accrued expenses	129,717	331,026	431,987	716,077

Total Liabilities	1,509,066	7,202,566	29,798,387	11,046,920

Net Assets	$96,174,062	$476,688,262	$489,144,786	$1,444,682,912

ANALYSIS OF NET ASSETS:
Paid-in capital	$74,870,592	$455,900,905	$377,729,341	$1,094,455,748

Undistributed net investment income (loss)	360,957	1,659,421	(1,450,841)	8,442,711

Accumulated net realized gain (loss) on investments and foreign currency	11,296,559	25,720,495	49,023,816	26,896,197

Net unrealized appreciation (depreciation) on investments and foreign currency	9,645,954	(6,592,559)	63,842,470	314,888,256

Net Assets	$96,174,062	$476,688,262	$489,144,786	$1,444,682,912

Investment Class	$45,159,184	$72,137,987	$114,240,166	$1,093,649,535

Service Class	49,099,521	213,541,029	333,575,226	109,577,917

Consultant Class		16,610,204	12,165,435	42,808,204

Institutional Class		152,786,881	28,178,561	198,647,256

R Class	1,498,825	16,895,791	748,026

K Class	416,532	4,716,370	237,372

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,775,795	7,984,564	10,403,614	56,279,850

Service Class	7,458,809	23,767,060	30,845,039	5,651,019

Consultant Class		2,046,389	1,263,306	2,397,103

Institutional Class		16,903,257	2,537,838	10,296,502

R Class	169,287	1,948,018	73,425

K Class	45,924	742,037	40,309

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$6.66	$9.03	$10.98	$19.43

Service Class[1]	6.58	8.98	10.81	19.39

Consultant Class[2]		8.12	9.63	17.86

Institutional Class[3]		9.04	11.10	19.29

R Class[3]	8.85	8.67	10.19

K Class[3]	9.07	6.36	5.89

Investments at identified cost	$81,654,247	$446,251,243	$413,664,046	$1,003,089,673

Market value of loaned securities	–	2,090,500	27,390,483	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

86 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$103,599,780	$2,764,763,756

Affiliated Companies	–	30,299,232

Repurchase agreements (at cost and value)	14,797,000	24,287,000

Cash and foreign currency	129	141,321

Receivable for investments sold	808,981	5,142,878

Receivable for capital shares sold	17,287	3,566,625

Receivable for dividends and interest	191,576	2,538,741

Prepaid expenses and other assets	3,477	28,839

Total Assets	119,418,230	2,830,768,392

LIABILITIES:
Payable for collateral on loaned securities	–	9,652,360

Payable for investments purchased	425,465	4,124,417

Payable for capital shares redeemed	401,861	6,691,079

Payable for investment advisory fees	80,014	2,278,426

Payable for trustees’ fees	4,834	78,063

Accrued expenses	52,967	1,398,540

Total Liabilities	965,141	24,222,885

Net Assets	$118,453,089	$2,806,545,507

ANALYSIS OF NET ASSETS:
Paid-in capital	$113,910,805	$1,649,363,361

Undistributed net investment income (loss)	795,637	(3,325,838)

Accumulated net realized gain (loss) on investments and foreign currency	(2,372,917)	207,250,866

Net unrealized appreciation (depreciation) on investments and foreign currency	6,119,564	953,257,118

Net Assets	$118,453,089	$2,806,545,507

Investment Class	$44,201,887	$1,712,161,596

Service Class	37,033,913	124,572,720

Consultant Class	4,626,972	256,457,762

Institutional Class	32,590,317	479,268,389

W Class		120,911,936

R Class		50,253,317

K Class		62,919,787

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	3,595,309	133,070,388

Service Class	3,005,558	9,509,554

Consultant Class	572,343	19,532,655

Institutional Class	2,651,078	37,625,314

W Class		9,413,607

R Class		3,814,321

K Class		7,108,017

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$12.29	$12.87

Service Class[1]	12.32	13.10

Consultant Class[2]	8.08	13.13

Institutional Class[3]	12.29	12.74

W Class[3]		12.84

R Class[3]		13.17

K Class[3]		8.85

Investments at identified cost	$97,480,217	$1,841,788,119

Market value of loaned securities	–	9,404,818

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 87

Statements of Changes in Net Assets

			Royce Global Financial
	Royce Dividend Value Fund		Services Fund		Royce Heritage Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,113,659	$5,615,411	$366,123	$661,280	$45,041	$1,105,158

Net realized gain (loss) on investments and
foreign currency	13,095,715	22,090,713	(209,852)	3,106,606	(134,181)	21,906,988

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,735,721)	(46,727,540)	136,483	(7,341,479)	11,711,684	(40,815,691)

Net increase (decrease) in net assets from investment operations	9,473,653	(19,021,416)	292,754	(3,573,593)	11,622,544	(17,803,545)

DISTRIBUTIONS:
Net investment income

Investment Class	(905,568)	(2,391,709)			–	(723,765)

Service Class	(1,127,640)	(2,678,378)	–	(666,857)	–	(662,286)

Consultant Class	(5,146)	(3,857)			–	–

Institutional Class	(6,447)	(508,091)	–

R Class					–	(9,229)

K Class					–	(24,990)

Net realized gain on investments and foreign currency

Investment Class	–	(10,918,322)			–	(7,909,857)

Service Class	–	(15,975,223)	–	(4,550,611)	–	(10,861,670)

Consultant Class	–	(84,309)			–	(1,306,228)

Institutional Class	–	(60,739)	–

R Class					–	(314,617)

K Class					–	(506,200)

Total distributions	(2,044,801)	(32,620,628)	–	(5,217,468)	–	(22,318,842)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(14,773,849)	(39,499,647)			601,771	(54,256,776)

Service Class	(34,000,344)	(98,629,025)	(10,724,432)	7,093,134	(8,736,920)	(35,002,503)

Consultant Class	(480,115)	1,137,696			(1,091,098)	243,363

Institutional Class	28,806	(39,025,158)	5,237,087

R Class					(295,256)	(875,916)

K Class					(404,420)	(732,966)

Shareholder redemption fees

Investment Class	149	770			2	13

Service Class	295	3,353	590	3,413	–	404

Net increase (decrease) in net assets from capital share transactions	(49,225,058)	(176,012,011)	(5,486,755)	7,096,547	(9,925,921)	(90,624,381)

Net Increase (Decrease) In Net Assets	(41,796,206)	(227,654,055)	(5,194,001)	(1,694,514)	1,696,623	(130,746,768)

NET ASSETS:

Beginning of period	285,762,010	513,416,065	52,012,515	53,707,029	227,771,350	358,518,118

End of period	$243,965,804	$285,762,010	$46,818,514	$52,012,515	$229,467,973	$227,771,350

Undistributed Net Investment Income (Loss)
at End of Period	$6,057	$(62,801)	$98,805	$(267,318)	$(318,864)	$(363,905)

88 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce International		Royce International		Royce International
	Micro-Cap Fund		Premier Fund		Small-Cap Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$27,955	$28,861	$438,715	$112,963	$82,926	$336,108

Net realized gain (loss) on investments and foreign currency	(58,628)	(85,484)	740,786	284,340	(1,064,909)	(737,386)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	46,604	15,857	5,202,175	933,734	637,646	346,448

Net increase (decrease) in net assets from investment operations	15,931	(40,766)	6,381,676	1,331,037	(344,337)	(54,830)

DISTRIBUTIONS:
Net investment income

Investment Class			–	(94,094)	–	(11,969)

Service Class	–	(15,066)	–	(226,237)	–	(366,611)

Consultant Class			–

Institutional Class					–	(58,335)

R Class			–

K Class			–

Net realized gain on investments and foreign currency

Investment Class			–	–	–	(5)

Service Class	–	–	–	–	–	(187)

Consultant Class			–

Institutional Class					–	(25)

R Class			–

K Class			–

Total distributions	–	(15,066)	–	(320,331)	–	(437,132)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class			(3,897,130)	(416,753)	13,651	(804,287)

Service Class	(315,968)	(252,087)	(4,202,269)	4,517,740	(11,227,819)	(11,759,515)

Consultant Class			(452,958)

Institutional Class					7,416	(255,663)

R Class			–

K Class			–

Value of shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund			62,822,434

Shareholder redemption fees

Investment Class			758	84	–	–

Service Class	2	331	258	9	2	4

Net increase (decrease) in net assets from capital share transactions	(315,966)	(251,756)	54,271,093	4,101,080	(11,206,750)	(12,819,461)

Net Increase (Decrease) In Net Assets	(300,035)	(307,588)	60,652,769	5,111,786	(11,551,087)	(13,311,423)

NET ASSETS:

Beginning of period	6,102,362	6,409,950	12,638,249	7,526,463	19,770,924	33,082,347

End of period	$5,802,327	$6,102,362	$73,291,018	$12,638,249	$8,219,837	$19,770,924

Undistributed Net Investment Income (Loss) at End of Period	$12,765	$(15,189)	$271,759	$(166,956)	$11,630	$(71,296)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 89

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Micro-Cap Fund		Royce Micro-Cap Opportunity Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$726,308	$(749,288)	$(175,932)	$(48,824)	$(106,132)	$(157,402)

Net realized gain (loss) on investments and foreign currency	19,701,473	50,049,069	14,654,099	27,865,387	(1,320,313)	(839,817)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(32,072,703)	(98,725,108)	(19,007,953)	(80,342,626)	2,922,714	(4,189,900)

Net increase (decrease) in net assets from investment operations	(11,644,922)	(49,425,327)	(4,529,786)	(52,526,063)	1,496,269	(5,187,119)

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	–	–	–

Service Class	–	–	–	–	–	–

Consultant Class			–	–

Institutional Class	–	(19,349)

R Class	–	–

K Class	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(2,528,780)	–	(26,296,259)	–	(829)

Service Class	–	(27,485,797)	–	(2,534,611)	–	(52)

Consultant Class			–	(5,795,052)

Institutional Class	–	(3,485,225)

R Class	–	(100,299)

K Class	–	(409,904)

Total distributions	–	(34,029,354)	–	(34,625,922)	–	(881)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(4,954,047)	(15,345,048)	(33,289,086)	(128,962,401)	1,802,908	21,161,499

Service Class	(37,120,714)	(136,462,314)	(4,703,277)	(11,015,702)	(153,001)	514,293

Consultant Class			(6,419,205)	(20,670,449)

Institutional Class	(23,417,306)	(54,117,605)

R Class	(9,746)	(519,308)

K Class	(266,303)	87,347

Shareholder redemption fees

Investment Class	–	–	39	1,183	412	299

Service Class	61	4,987	–	110	–	90

Net increase (decrease) in net assets from capital share transactions	(65,768,055)	(206,351,941)	(44,411,529)	(160,647,259)	1,650,319	21,676,181

Net Increase (Decrease) In Net Assets	(77,412,977)	(289,806,622)	(48,941,315)	(247,799,244)	3,146,588	16,488,181

NET ASSETS:

Beginning of period	386,845,803	676,652,425	280,833,988	528,633,232	35,648,520	19,160,339

End of period	$309,432,826	$386,845,803	$231,892,673	$280,833,988	$38,795,108	$35,648,520

Undistributed Net Investment Income (Loss) at End of Period	$494,412	$(231,897)	$(314,335)	$(138,403)	$(106,181)	$(48)

90 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Opportunity Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,150,390)	$(5,300,020)	$4,892,276	$19,385,314	$4,873,113	$20,471,996

Net realized gain (loss) on investments and foreign currency	39,333,511	162,734,316	112,995,626	490,135,537	142,845,404	812,018,660

Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,040,345	(416,427,869)	65,688,989	(985,585,796)	(18,248,177)	(1,203,711,621)

Net increase (decrease) in net assets
from investment operations	41,223,466	(258,993,573)	183,576,891	(476,064,945)	129,470,340	(371,220,965)

DISTRIBUTIONS:

Net investment income
Investment Class	–	–	–	(17,117,756)	–	(16,221,798)

Service Class	–	–	–	(194,886)	–	(130,119)

Consultant Class	–	–	–	–	–	–

Institutional Class	–	–	–	(5,113,765)	–	(2,635,988)

W Class					–	(1,657,941)

R Class	–	–	–	–	–	–

K Class	–	–	–	–	–	(59,934)

Net realized gain on investments and
foreign currency

Investment Class	–	(70,548,435)	–	(368,819,105)	–	(408,845,681)

Service Class	–	(9,927,530)	–	(19,955,149)	–	(12,422,397)

Consultant Class	–	(2,017,485)	–	(94,833,647)	–	(7,902,444)

Institutional Class	–	(54,433,028)	–	(92,030,063)	–	(55,307,608)

W Class					–	(41,880,612)

R Class	–	(3,175,783)	–	(3,584,148)	–	(3,169,817)

K Class	–	(1,032,939)	–	(1,005,956)	–	(2,027,347)

Total distributions	–	(141,135,200)	–	(602,654,475)	–	(552,261,686)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(78,615,299)	(334,454,709)	(417,665,699)	(1,247,856,329)	(379,849,924)	(1,369,730,313)

Service Class	(26,263,533)	(26,205,974)	(25,809,529)	(191,134,871)	(19,432,046)	(90,207,188)

Consultant Class	(111,950)	4,226,458	(53,234,620)	(94,088,549)	(3,634,902)	(11,030,216)

Institutional Class	(50,993,034)	(46,228,790)	(21,216,864)	(135,653,362)	(55,549,536)	(202,700,432)

W Class					(39,686,741)	(181,056,608)

R Class	137,211	7,219,677	(2,937,800)	(11,293,119)	(2,466,180)	(5,916,080)

K Class	(3,567,859)	(10,131,487)	(1,421,886)	(4,790,179)	(990,650)	(990,304)

Shareholder redemption fees

Investment Class	506	17,647	22,110	20,843	2,743	18,204

Service Class	118	476	1,455	6,189	–	2,449

Net increase (decrease) in net assets from capital share transactions	(159,413,840)	(405,556,702)	(522,262,833)	(1,684,789,377)	(501,607,236)	(1,861,610,488)

Net Increase (Decrease) In Net Assets	(118,190,374)	(805,685,475)	(338,685,942)	(2,763,508,797)	(372,136,896)	(2,785,093,139)

NET ASSETS:

Beginning of period	1,509,683,815	2,315,369,290	2,965,810,945	5,729,319,742	2,617,065,854	5,402,158,993

End of period	$1,391,493,441	$1,509,683,815	$2,627,125,003	$2,965,810,945	$2,244,928,958	$2,617,065,854

Undistributed Net Investment Income (Loss)
at End of Period	$(1,154,832)	$(4,442)	$(6,624,959)	$(11,517,236)	$5,175,428	$302,315

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 91

Statements of Changes in Net Assets

					Royce Smaller-Companies
	Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund		Growth Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$360,957	$409,540	$1,354,299	$3,900,575	$(1,509,128)	$(4,227,601)

Net realized gain (loss) on investments and foreign currency	6,615,727	23,376,472	12,430,226	96,681,216	27,567,421	116,596,023

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,272,801)	(42,012,914)	3,293,453	(176,217,796)	(51,354,137)	(111,759,438)

Net increase (decrease) in net assets from investment operations	5,703,883	(18,226,902)	17,077,978	(75,636,005)	(25,295,844)	608,984

DISTRIBUTIONS:
Net investment income

Investment Class	–	(299,189)	–	(713,642)	–	–

Service Class	–	(69,461)	–	(1,412,063)	–	–

Consultant Class			–	–	–	–

Institutional Class			–	(1,708,384)	–	–

R Class	–	–	–	(37,389)	–	–

K Class	–	–	–	(29,293)	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(9,499,943)	–	(13,129,734)	–	(30,123,120)

Service Class	–	(11,237,795)	–	(42,541,960)	–	(84,976,623)

Consultant Class			–	(3,205,916)	–	(3,101,929)

Institutional Class			–	(25,005,908)	–	(7,731,654)

R Class	–	(233,440)	–	(3,171,360)	–	(184,149)

K Class	–	(42,755)	–	(1,271,691)	–	(96,698)

Total distributions	–	(21,382,583)	–	(92,227,340)	–	(126,214,173)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(7,898,252)	(21,274,592)	(8,075,797)	(36,675,861)	(20,100,240)	(131,135,648)

Service Class	(11,586,435)	(70,473,027)	(46,089,964)	(143,714,621)	(58,693,773)	(74,835,663)

Consultant Class			(2,286,981)	(2,376,947)	(1,631,553)	673,082

Institutional Class			(2,655,266)	(1,225,100)	(9,095,201)	9,313,200

R Class	(259,419)	185,838	(2,769,570)	(5,896,346)	(102,012)	(274,728)

K Class	54,365	(237,762)	(1,431,045)	(1,161,875)	(57,005)	(90,382)

Value of shares issued in connection with the merger of Royce Select Fund I		20,278,826

Shareholder redemption fees

Investment Class	–	74	1,133	797	29,774	954

Service Class	66	1,268	548	3,553	141	859

Net increase (decrease) in net assets from capital share transactions	(19,689,675)	(71,519,375)	(63,306,942)	(191,046,400)	(89,649,869)	(196,348,326)

Net Increase (Decrease) In Net Assets	(13,985,792)	(111,128,860)	(46,228,964)	(358,909,745)	(114,945,713)	(321,953,515)

NET ASSETS:

Beginning of period	110,159,854	221,288,714	522,917,226	881,826,971	604,090,499	926,044,014

End of period	$96,174,062	$110,159,854	$476,688,262	$522,917,226	$489,144,786	$604,090,499

Undistributed Net Investment Income (Loss) at End of Period	$360,957	$–	$1,659,421	$305,122	$(1,450,841)	$58,287

92 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

			Royce Special Equity
	Royce Special Equity Fund		Multi-Cap Fund		Royce Total Return Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$8,225,750	$17,741,992	$778,122	$3,460,388	$13,112,652	$42,181,172

Net realized gain (loss) on investments and foreign currency	29,365,115	204,400,312	2,297,070	(4,660,482)	124,553,323	344,246,993

Net change in unrealized appreciation (depreciation) on investments and foreign currency	76,433,748	(467,531,429)	(3,575,885)	(30,552,462)	81,813,663	(644,769,544)

Net increase (decrease) in net assets from investment operations	114,024,613	(245,389,125)	(500,693)	(31,752,556)	219,479,638	(258,341,379)

DISTRIBUTIONS:
Net investment income

Investment Class	–	(13,685,417)	–	(1,202,059)	(9,296,497)	(22,091,406)

Service Class	–	(1,017,084)	–	(1,139,180)	(447,451)	(1,206,038)

Consultant Class	–	(75,049)	–	(177,836)	(99,265)	(449,082)

Institutional Class	–	(3,153,305)	–	(1,027,324)	(2,214,889)	(5,010,012)

W Class					(583,294)	(1,569,255)

R Class					(97,504)	(233,738)

K Class					(214,575)	(500,451)

Net realized gain on investments and foreign currency

Investment Class	–	(106,125,451)	–	(2,737,673)	–	(236,598,179)

Service Class	–	(11,014,959)	–	(2,876,421)	–	(17,422,849)

Consultant Class	–	(4,478,322)	–	(556,760)	–	(32,205,826)

Institutional Class	–	(21,819,175)	–	(2,139,347)	–	(47,290,489)

W Class					–	(15,056,748)

R Class					–	(6,132,531)

K Class					–	(10,750,317)

Total distributions	–	(161,368,762)	–	(11,856,600)	(12,953,475)	(396,516,921)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(90,171,161)	(544,893,604)	608,905	(61,315,258)	(265,697,829)	(798,531,569)

Service Class	(11,055,470)	(88,375,278)	(10,632,171)	(33,511,548)	(22,099,911)	(63,653,645)

Consultant Class	(2,654,557)	(9,721,161)	(2,070,382)	(377,731)	(25,214,470)	(36,593,875)

Institutional Class	(27,283,006)	(376,173,828)	(4,270,334)	(29,458,527)	71,863,868	(113,660,287)

W Class					(6,504,150)	(119,767,078)

R Class					(4,242,614)	(3,800,528)

K Class					(4,124,062)	(11,885,110)

Shareholder redemption fees

Investment Class	21,902	7,435	30	1,076	1,395	28,213

Service Class	583	7,935	79	1,547	20	723

Net increase (decrease) in net assets from capital share transactions	(131,141,709)	(1,019,148,501)	(16,363,873)	(124,660,441)	(256,017,753)	(1,147,863,156)

Net Increase (Decrease) In Net Assets	(17,117,096)	(1,425,906,388)	(16,864,566)	(168,269,597)	(49,491,590)	(1,802,721,456)

NET ASSETS:

Beginning of period	1,461,800,008	2,887,706,396	135,317,655	303,587,252	2,856,037,097	4,658,758,553

End of period	$1,444,682,912	$1,461,800,008	$118,453,089	$135,317,655	$2,806,545,507	$2,856,037,097

Undistributed Net Investment Income (Loss) at End of Period	$8,442,711	$216,962	$795,637	$17,514	$(3,325,838)	$(3,485,015)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 93

Statements of Operations

		Royce Global
	Royce Dividend	Financial	Royce Heritage	Royce International
	Value Fund	Services Fund	Fund	Micro-Cap Fund

INVESTMENT INCOME:
INCOME:

Dividends	$3,906,370	$747,157	$1,470,369	$82,551

Foreign withholding tax	(117,013)	(28,160)	(13,278)	(6,406)

Interest	22,409	152	3,998	40

Securities lending	6,041	–	6,236	–

Total income	3,817,807	719,149	1,467,325	76,185

EXPENSES:

Investment advisory fees	1,208,829	243,732	1,059,306	36,761

Distribution fees	190,883	55,312	209,081	7,352

Shareholder servicing	194,023	41,866	81,461	6,353

Shareholder reports	67,075	17,521	31,643	1,155

Custody	41,650	16,451	30,129	19,858

Administrative and office facilities	35,765	5,520	27,450	671

Registration	29,770	20,509	29,962	9,400

Audit	20,550	15,035	18,892	14,253

Trustees’ fees	14,601	2,379	11,761	289

Legal	2,732	750	2,199	55

Other expenses	10,203	1,629	8,216	434

Total expenses	1,816,081	420,704	1,510,100	96,581

Compensating balance credits	(493)	(15)	(103)	(3)

Fees waived by investment adviser and distributor	(73,626)	(39,025)	(63,552)	(39,114)

Expenses reimbursed by investment adviser	(37,814)	(28,638)	(24,161)	(9,234)

Net expenses	1,704,148	353,026	1,422,284	48,230

Net investment income (loss)	2,113,659	366,123	45,041	27,955

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	13,042,060	(213,367)	(124,083)	(62,287)

Foreign currency transactions	53,655	3,515	(10,098)	3,659

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(5,737,990)	136,114	11,706,870	55,111

Other assets and liabilities denominated in foreign currency	2,269	369	4,814	(8,507)

Net realized and unrealized gain (loss) on investments and foreign currency	7,359,994	(73,369)	11,577,503	(12,024)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$9,473,653	$292,754	$11,622,544	$15,931

94 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2016 (unaudited)

	Royce International	Royce International	Royce Low-Priced	Royce Micro-Cap
	Premier Fund	Small-Cap Fund	Stock Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$900,948	$218,781	$3,035,152	$1,746,597

Foreign withholding tax	(65,370)	(17,015)	(34,028)	(14,130)

Interest	240	113	24,365	1,910

Securities lending	–	–	110,568	105,638

Total income	835,818	201,879	3,136,057	1,840,015

EXPENSES:

Investment advisory fees	280,203	84,611	1,658,089	1,516,754

Distribution fees	63,653	18,247	355,711	202,759

Shareholder servicing	34,574	19,562	266,037	152,815

Shareholder reports	26,178	3,749	76,403	79,948

Custody	27,591	25,080	27,274	29,426

Administrative and office facilities	7,578	2,332	46,138	33,849

Registration	18,046	19,942	30,221	21,725

Audit	16,900	18,801	18,547	25,046

Trustees’ fees	3,450	975	18,670	14,047

Legal	612	185	3,537	2,641

Other expenses	2,435	1,474	14,345	9,598

Total expenses	481,220	194,958	2,514,972	2,088,608

Compensating balance credits	(165)	(8)	(224)	(141)

Fees waived by investment adviser and distributor	(9,586)	(34,668)	(28,116)	–

Expenses reimbursed by investment adviser	(74,366)	(41,329)	(76,883)	(72,520)

Net expenses	397,103	118,953	2,409,749	2,015,947

Net investment income (loss)	438,715	82,926	726,308	(175,932)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	732,514	(1,094,290)	19,730,134	14,667,334

Foreign currency transactions	8,272	29,381	(28,661)	(13,235)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	5,270,262	637,038	(32,073,307)	(19,011,337)

Other assets and liabilities denominated in foreign currency	(68,087)	608	604	3,384

Net realized and unrealized gain (loss) on investments and foreign currency	5,942,961	(427,263)	(12,371,230)	(4,353,854)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$6,381,676	$(344,337)	$(11,644,922)	$(4,529,786)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 95

Statements of Operations

			Royce
	Royce Micro-Cap	Royce Opportunity	Pennsylvania	Royce Premier
	Opportunity Fund	Fund	Mutual Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$118,343	$6,402,669	$19,641,531	$17,435,986

Affiliated Companies	–	–	181,227	1,176,378

Foreign withholding tax	–	(1,487)	(414,073)	(573,136)

Interest	367	38,393	74,566	31,334

Securities lending	–	812,030	192,905	883,139

Total income	118,710	7,251,605	19,676,156	18,953,701

EXPENSES:

Investment advisory fees	180,334	7,007,979	10,179,936	11,468,532

Distribution fees	1,228	291,269	2,106,488	256,552

Shareholder servicing	20,242	559,139	1,259,764	1,157,462

Shareholder reports	1,337	129,120	356,185	429,521

Custody	9,671	74,997	142,577	118,963

Administrative and office facilities	3,400	175,671	376,111	345,306

Registration	14,845	44,788	57,661	53,035

Audit	12,999	18,841	24,885	23,273

Trustees’ fees	1,495	74,874	153,707	139,309

Legal	282	13,854	28,596	26,248

Other expenses	1,100	43,367	99,139	93,199

Total expenses	246,933	8,433,899	14,785,049	14,111,400

Compensating balance credits	(8)	(234)	(1,169)	(805)

Expenses reimbursed by investment adviser	(22,083)	(31,670)	–	(30,007)

Net expenses	224,842	8,401,995	14,783,880	14,080,588

Net investment income (loss)	(106,132)	(1,150,390)	4,892,276	4,873,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	(1,320,313)	47,315,951	113,850,623	153,806,640

Investments in Affiliated Companies	–	(7,982,440)	(832,843)	(11,068,640)

Foreign currency transactions	–	–	(22,154)	107,404

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	2,922,714	3,040,345	65,731,112	(18,296,050)

Other assets and liabilities denominated in foreign currency	–	–	(42,123)	47,873

Net realized and unrealized gain (loss) on investments and foreign currency	1,602,401	42,373,856	178,684,615	124,597,227

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,496,269	$41,223,466	$183,576,891	$129,470,340

96 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2016 (unaudited)

			Royce Smaller-
	Royce Small-Cap	Royce Small-Cap	Companies Growth	Royce Special
	Leaders Fund	Value Fund	Fund	Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,076,352	$4,822,413	$1,853,761	$8,293,969

Affiliated Companies	–	–	–	8,200,878

Foreign withholding tax	(28,754)	(64,773)	(40,116)	–

Interest	742	3,723	4,743	15,645

Securities lending	4,073	2,905	306,216	360,616

Total income	1,052,413	4,764,268	2,124,604	16,871,108

EXPENSES:

Investment advisory fees	501,042	2,481,790	2,538,692	7,096,263

Distribution fees	69,260	423,391	498,773	338,751

Shareholder servicing	78,101	298,103	399,992	673,440

Shareholder reports	35,527	69,082	109,453	157,342

Custody	12,468	30,564	36,927	63,615

Administrative and office facilities	14,564	65,662	69,677	193,626

Registration	25,165	38,229	38,149	43,143

Audit	14,087	16,988	17,032	18,606

Trustees’ fees	5,926	27,272	29,264	79,418

Legal	1,108	5,027	5,498	14,755

Other expenses	3,562	17,264	18,886	49,926

Total expenses	760,810	3,473,372	3,762,343	8,728,885

Compensating balance credits	(90)	(228)	(185)	(512)

Fees waived by distributor	(5,214)	–	(34,705)	–

Expenses reimbursed by investment adviser	(64,050)	(63,175)	(93,721)	(83,015)

Net expenses	691,456	3,409,969	3,633,732	8,645,358

Net investment income (loss)	360,957	1,354,299	(1,509,128)	8,225,750

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	6,615,084	12,439,041	27,556,828	765,182

Investments in Affiliated Companies	–	–	–	28,599,933

Foreign currency transactions	643	(8,815)	10,593	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(1,271,693)	3,292,408	(51,354,407)	76,433,748

Other assets and liabilities denominated in foreign currency	(1,108)	1,045	270	–

Net realized and unrealized gain (loss) on investments and foreign currency	5,342,926	15,723,679	(23,786,716)	105,798,863

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,703,883	$17,077,978	$(25,295,844)	$114,024,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 97

Statements of Operations	Six Months Ended June 30, 2016 (unaudited)

	Royce Special
	Equity Multi-Cap	Royce Total Return
	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,472,035	$30,850,839

Affiliated Companies	–	385,295

Foreign withholding tax	–	(601,612)

Interest	1,380	227,837

Securities lending	–	34,371

Total income	1,473,415	30,896,730

EXPENSES:

Investment advisory fees	538,953	13,474,338

Distribution fees	78,452	1,616,145

Shareholder servicing	56,075	1,503,428

Shareholder reports	9,637	344,445

Custody	10,441	152,281

Administrative and office facilities	19,685	346,609

Registration	27,876	64,075

Audit	13,165	24,259

Trustees’ fees	8,013	147,123

Legal	1,474	27,387

Other expenses	6,362	86,211

Total expenses	770,133	17,786,301

Compensating balance credits	(28)	(473)

Fees waived by investment adviser and distributor	(42,414)	–

Expenses reimbursed by investment adviser	(32,398)	(1,750)

Net expenses	695,293	17,784,078

Net investment income (loss)	778,122	13,112,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	2,297,070	115,203,691

Investments in Affiliated Companies	–	9,369,869

Foreign currency transactions	–	(20,237)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(3,575,885)	81,805,116

Other assets and liabilities denominated in foreign currency	–	8,547

Net realized and unrealized gain (loss) on investments and foreign currency	(1,278,815)	206,366,986

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(500,693)	$219,479,638

98 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Dividend Value Fund–Investment Class
2016†	$6.84	$0.06	$0.25	$0.31	$(0.06)	$–	$–	$(0.06)	$–	$7.09	4.54%[1]	$104,422	1.25%[2]	1.25%[2]	1.19%[2]	1.82%[2]	16%

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	–	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	–	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	–	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	–	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28

2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14

Royce Dividend Value Fund–Service Class
2016†	$6.96	$0.06	$0.25	$0.31	$(0.06)	$–	$–	$(0.06)	$–	$7.21	4.39%[1]	$137,431	1.53%[2]	1.53%[2]	1.44%[2]	1.56%[2]	16%

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	–	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	–	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	–	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	–	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28

2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14

Royce Dividend Value Fund–Consultant Class [a]
2016†	$7.90	$0.03	$0.28	$0.31	$(0.03)	$–	$–	$(0.03)	$–	$8.18	3.92%[1]	$1,402	3.38%[2]	3.38%[2]	2.19%[2]	0.78%[2]	16%

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	–	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	–	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class [b]
2016†	$6.78	$0.07	$0.24	$0.31	$(0.07)	$–	$–	$(0.07)	$–	$7.02	4.51%[1]	$711	3.58%[2]	3.58%[2]	0.99%[2]	2.05%[2]	16%

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	–	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	–	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	–	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	–	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

Royce Global Financial Services Fund–Service Class
2016†	$7.99	$0.06	$(0.02)	$0.04	$–	$–	$–	$–	$–	$8.03	0.50%[1]	$41,071	1.72%[2]	1.72%[2]	1.49%[2]	1.43%[2]	22%

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	–	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	–	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26

2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23

Royce Global Financial Services Fund–Institutional Class [c]
2016†	$10.00	$0.11	$0.14	$0.25	$–	$–	$–	$–	$–	$10.25	2.50%[1]	$5,748	1.77%[2]	1.77%[2]	1.04%[2]	2.24%[2]	22%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Heritage Fund–Investment Class
2016†	$12.87	$0.02	$0.68	$0.70	$–	$–	$–	$–	$–	$13.57	5.44%[1]	$95,369	1.08%[2]	1.08%[2]	1.08%[2]	0.24%[2]	42%

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	–	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	–	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	–	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	–	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39

2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51

Royce Heritage Fund–Service Class
2016†	$12.84	$(0.00)	$0.68	$0.68	$–	$–	$–	$–	$–	$13.52	5.30%[1]	$117,468	1.43%[2]	1.43%[2]	1.32%[2]	(0.01)%[2]	42%

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	–	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	–	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	–	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	–	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39

2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51

Royce Heritage Fund–Consultant Class
2016†	$9.37	$(0.04)	$0.49	$0.45	$–	$–	$–	$–	$–	$9.82	4.80%[1]	$10,784	2.38%[2]	2.38%[2]	2.19%[2]	(0.88)%[2]	42%

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	–	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	–	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	–	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

2012	10.64	(0.04)	1.44	1.40	–	(0.36)	–	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39

2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51

Royce Heritage Fund–R Class
2016†	$8.56	$(0.02)	$0.46	$0.44	$–	$–	$–	$–	$–	$9.00	5.14%[1]	$2,141	2.35%[2]	2.35%[2]	1.79%[2]	(0.49)%[2]	42%

2015	10.60	(0.02)	(0.73)	(0.75)	(0.03)	(1.26)	–	(1.29)	–	8.56	(7.00)	2,339	2.20	2.20	1.84	(0.19)	66

2014	11.63	(0.02)	(0.18)	(0.20)	–	(0.83)	–	(0.83)	–	10.60	(1.59)	3,727	1.89	1.89	1.84	(0.14)	35

2013	10.86	(0.05)	2.75	2.70	–	(1.93)	–	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	–	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39

2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51

Royce Heritage Fund–K Class
2016†	$8.66	$(0.01)	$0.46	$0.45	$–	$–	$–	$–	$–	$9.11	5.20%[1]	$3,706	1.96%[2]	1.96%[2]	1.54%[2]	(0.23)%[2]	42%

2015	10.70	0.02	(0.74)	(0.72)	(0.06)	(1.26)	–	(1.32)	–	8.66	(6.69)	3,916	1.91	1.91	1.59	0.06	66

2014	11.70	0.02	(0.19)	(0.17)	–	(0.83)	–	(0.83)	–	10.70	(1.32)	5,462	1.87	1.87	1.59	0.14	35

2013	10.90	(0.02)	2.75	2.73	–	(1.93)	–	(1.93)	–	11.70	25.69	6,419	1.70	1.70	1.59	(0.15)	79

2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	–	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39

2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51

100 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce International Micro-Cap Fund–Service Class [d]
2016†	$9.54	$0.04	$(0.02)	$0.02	$–	$–	$–	$–	$–	$9.56	0.21%[1]	$5,802	3.28%[2]	3.28%[2]	1.64%[2]	0.95%[2]	53%

2015	9.66	0.04	(0.14)	(0.10)	(0.02)	–	–	(0.02)	–	9.54	(0.99)	6,102	3.14	3.14	1.67	0.44	94

2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91

2013	8.61	0.11	1.51	1.62	(0.20)	–	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62

2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71

Royce International Premier Fund–Investment Class [e]
2016†	$9.82	$0.09	$–	$0.09	$–	$–	$–	$–	$–	$9.91	0.92%[1]	$24,160	1.43%[2]	1.43%[2]	1.19%[2]	1.81%[2]	41%

2015	8.71	0.16	1.27	1.43	(0.32)	–	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	–	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class [f]
2016†	$11.64	$0.08	$0.01	$0.09	$–	$–	$–	$–	$–	$11.73	0.77%[1]	$42,632	1.69%[2]	1.69%[2]	1.44%[2]	1.51%[2]	41%

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	–	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

2013	10.01	0.10	1.73	1.83	(0.17)	–	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103

2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77 [2]	3.77 [2]	1.69 [2]	0.67 [2]	42

Royce International Premier Fund–Consultant Class [g]
2016†	$11.59	$0.04	$1.10	$1.14	$–	$–	$–	$–	$–	$12.73	9.84%[1]	$6,434	2.73%[2]	2.73%[2]	2.19%[2]	0.93%[2]	41%

Royce International Premier Fund–R Class [g]
2016†	$8.64	$0.04	$0.83	$0.87	$–	$–	$–	$–	$–	$9.51	10.07%[1]	$42	25.95%[2]	25.95%[2]	1.74%[2]	1.38%[2]	41%

Royce International Premier Fund–K Class [g]
2016†	$8.53	$0.05	$0.81	$0.86	$–	$–	$–	$–	$–	$9.39	10.08%[1]	$23	51.19%[2]	51.19%[2]	1.49%[2]	1.63%[2]	41%

Royce International Small-Cap Fund–Investment Class [e]
2016†	$7.55	$0.05	$(0.16)	$(0.11)	$–	$–	$–	$–	$–	$7.44	(1.46)%[1]	$333	7.32%[2]	7.32%[2]	1.19%[2]	1.36%[2]	57%

2015	7.91	0.17	(0.30)	(0.13)	(0.23)	(0.00)	–	(0.23)	–	7.55	(1.64)	326	4.17	4.17	1.38	1.06	116

2014	10.00	0.14	(0.91)	(0.77)	(0.26)	(1.07)	–	(1.33)	0.01	7.91	(7.31)[1]	1,119	5.53 [2]	5.53 [2]	1.44 [2]	1.45 [2]	78

Royce International Small-Cap Fund–Service Class
2016†	$9.43	$0.04	$(0.19)	$(0.15)	$–	$–	$–	$–	$–	$9.28	(1.59)%[1]	$5,856	2.17%[2]	2.17%[2]	1.44%[2]	0.93%[2]	57%

2015	9.80	0.17	(0.34)	(0.17)	(0.20)	(0.00)	–	(0.20)	–	9.43	(1.74)	17,392	2.10	2.10	1.63	1.24	116

2014	11.99	0.21	(1.11)	(0.90)	(0.22)	(1.07)	–	(1.29)	–	9.80	(7.29)	29,610	1.99	1.99	1.69	1.20	78

2013	11.28	0.12	1.30	1.42	(0.15)	(0.56)	–	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64

2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44

2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38

Royce International Small-Cap Fund–Institutional Class [h]
2016†	$7.76	$0.05	$(0.16)	$(0.11)	$–	$–	$–	$–	$–	$7.65	(1.42)%[1]	$2,031	2.48%[2]	2.48%[2]	1.19%[2]	1.31%[2]	57%

2015	8.12	0.12	(0.25)	(0.13)	(0.23)	(0.00)	–	(0.23)	–	7.76	(1.59)	2,053	2.35	2.35	1.37	1.40	116

2014	10.00	0.17	(0.72)	(0.55)	(0.26)	(1.07)	–	(1.33)	–	8.12	(5.22)[1]	2,353	2.63 [2]	2.63 [2]	1.44 [2]	1.58 [2]	78

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Low-Priced Stock Fund–Investment Class
2016†	$7.77	$0.02	$(0.19)	$(0.17)	$–	$–	$–	$–	$–	$7.60	(2.19)%[1]	$22,926	1.33%[2]	1.33%[2]	1.24%[2]	0.65%[2]	20%

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	–	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	–	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8

2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22

Royce Low-Priced Stock Fund–Service Class
2016†	$7.75	$0.02	$(0.21)	$(0.19)	$–	$–	$–	$–	$–	$7.56	(2.45)%[1]	$270,798	1.55%[2]	1.55%[2]	1.49%[2]	0.41%[2]	20%

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	–	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	–	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	–	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8

2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22

Royce Low-Priced Stock Fund–Institutional Class
2016†	$7.78	$0.02	$(0.20)	$(0.18)	$–	$–	$–	$–	$–	$7.60	(2.31)%[1]	$13,417	1.21%[2]	1.21%[2]	1.21%[2]	0.55%[2]	20%

2015	9.46	0.01	(0.97)	(0.96)	(0.00)	(0.72)	–	(0.72)	–	7.78	(10.05)	39,004	1.11	1.11	1.11	0.14	53

2014	13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	–	(3.65)	–	9.46	(3.01)	101,473	1.16	1.16	1.16	0.47	29

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8

2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22

Royce Low-Priced Stock Fund–R Class
2016†	$7.38	$0.00	$(0.19)	$(0.19)	$–	$–	$–	$–	$–	$7.19	(2.57)%[1]	$1,096	2.94%[2]	2.94%[2]	1.84%[2]	0.08%[2]	20%

2015	9.08	(0.05)	(0.93)	(0.98)	–	(0.72)	–	(0.72)	–	7.38	(10.74)	1,132	2.78	2.78	1.84	(0.58)	53

2014	13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	–	(3.61)	–	9.08	(3.72)	1,892	2.21	2.21	1.84	(0.15)	29

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	–	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8

2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22

Royce Low-Priced Stock Fund–K Class
2016†	$1.92	$0.00	$(0.05)	$(0.05)	$–	$–	$–	$–	$–	$1.87	(2.60)%[1]	$1,196	2.94%[2]	2.94%[2]	1.59%[2]	0.31%[2]	20%

2015	2.95	(0.01)	(0.30)	(0.31)	–	(0.72)	–	(0.72)	–	1.92	(10.36)	1,503	2.49	2.49	1.59	(0.32)	53

2014	6.89	0.01	(0.34)	(0.33)	–	(3.61)	–	(3.61)	–	2.95	(3.55)	2,011	2.33	2.33	1.59	0.11	29

2013	7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	–	(1.95)	–	6.89	12.74	3,841	1.92	1.92	1.59	(0.12)	16

2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8

2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22

102 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Micro-Cap Fund–Investment Class
2016†	$11.09	$0.00	$(0.08)	$(0.08)	$–	$–	$–	$–	$–	$11.01	(0.72)%[1]	$182,495	1.54%[2]	1.54%[2]	1.49%[2]	0.03%[2]	19%

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	–	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	–	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	–	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	–	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15

2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35

Royce Micro-Cap Fund–Service Class
2016†	$10.90	$(0.01)	$(0.08)	$(0.09)	$–	$–	$–	$–	$–	$10.81	(0.83)%[1]	$15,470	1.88%[2]	1.88%[2]	1.61%[2]	(0.11)%[2]	19%

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	–	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	–	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	–	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

2012	14.41	0.02	1.06	1.08	–	(0.88)	–	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15

2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35

Royce Micro-Cap Fund–Consultant Class
2016†	$9.04	$(0.05)	$(0.07)	$(0.12)	$–	$–	$–	$–	$–	$8.92	(1.33)%[1]	$33,928	2.58%[2]	2.58%[2]	2.58%[2]	(1.07)%[2]	19%

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	–	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	–	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	–	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

2012	13.11	(0.10)	0.95	0.85	–	(0.88)	–	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15

2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35

Royce Micro-Cap Opportunity Fund–Investment Class
2016†	$13.88	$(0.04)	$0.48	$0.44	$–	$–	$–	$–	$–	$14.32	3.17%[1]	$37,731	1.31%[2]	1.31%[2]	1.24%[2]	(0.58)%[2]	47%

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	–	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	–	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	–	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	–	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196

2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299

Royce Micro-Cap Opportunity Fund–Service Class [a]
2016†	$7.01	$(0.03)	$0.24	$0.21	$–	$–	$–	$–	$–	$7.22	3.00%[1]	$1,064	3.49%[2]	3.49%[2]	1.49%[2]	(0.83)%[2]	47%

2015	8.37	(0.07)	(1.29)	(1.36)	–	(0.00)	–	(0.00)	–	7.01	(16.24)	1,212	3.22	3.22	1.51	(0.86)	105

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	–	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

Royce Opportunity Fund–Investment Class
2016†	$10.57	$(0.01)	$0.35	$0.34	$–	$–	$–	$–	$–	$10.91	3.22%[1]	$688,467	1.20%[2]	1.20%[2]	1.20%[2]	(0.17)%[2]	14%

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	–	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	–	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	–	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

2012	10.32	0.00	2.30	2.30	–	(0.67)	–	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34

2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Opportunity Fund–Service Class
2016†	$9.95	$(0.02)	$0.33	$0.31	$–	$–	$–	$–	$–	$10.26	3.12%[1]	$76,202	1.56%[2]	1.56%[2]	1.49%[2]	(0.46)%[2]	14%

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	–	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	–	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	–	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

2012	10.03	(0.04)	2.23	2.19	–	(0.67)	–	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34

2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35

Royce Opportunity Fund–Consultant Class
2016†	$9.01	$(0.05)	$0.29	$0.24	$–	$–	$–	$–	$–	$9.25	2.66%[1]	$19,897	2.28%[2]	2.28%[2]	2.28%[2]	(1.25)%[2]	14%

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	–	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	–	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	–	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

2012	9.67	(0.13)	2.14	2.01	–	(0.67)	–	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34

2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35

Royce Opportunity Fund–Institutional Class
2016†	$10.74	$(0.00)	$0.35	$0.35	$–	$–	$–	$–	$–	$11.09	3.26%[1]	$566,985	1.07%[2]	1.07%[2]	1.07%[2]	(0.03)%[2]	14%

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	–	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	–	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	–	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

2012	10.40	0.01	2.32	2.33	–	(0.67)	–	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34

2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35

Royce Opportunity Fund–R Class
2016†	$9.72	$(0.04)	$0.32	$0.28	$–	$–	$–	$–	$–	$10.00	$2.88%[1]	$33,648	1.83%[2]	1.83%[2]	1.83%[2]	(0.80)%[2]	14%

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	–	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	–	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	–	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

2012	9.98	(0.07)	2.22	2.15	–	(0.67)	–	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34

2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35

Royce Opportunity Fund–K Class
2016†	$8.88	$(0.03)	$0.29	$0.26	$–	$–	$–	$–	$–	$9.14	2.93%[1]	$6,294	1.82%[2]	1.82%[2]	1.82%[2]	(0.79)%[2]	14%

2015	11.57	(0.08)	(1.55)	(1.63)	–	(1.06)	–	(1.06)	–	8.88	(14.06)	9,706	1.62	1.62	1.62	(0.73)	27

2014	13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	–	(1.94)	–	11.57	(0.90)	22,892	1.59	1.59	1.59	(0.75)	36

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	–	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

2012	9.33	(0.04)	2.08	2.04	–	(0.67)	–	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34

2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35

104 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Pennsylvania Mutual Fund–Investment Class
2016†	$9.33	$0.02	$0.69	$0.71	$–	$–	$–	$–	$–	$10.04	7.61%[1]	$1,624,962	0.95%[2]	0.95%[2]	0.95%[2]	0.51%[2]	9%

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	–	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	–	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	–	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	–	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22

2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20

Royce Pennsylvania Mutual Fund–Service Class
2016†	$9.35	$0.01	$0.68	$0.69	$–	$–	$–	$–	$–	$10.04	7.38%[1]	$82,352	1.34%[2]	1.34%[2]	1.34%[2]	0.12%[2]	9%

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	–	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	–	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	–	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	–	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22

2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20

Royce Pennsylvania Mutual Fund–Consultant Class
2016†	$7.70	$(0.02)	$0.56	$0.54	$–	$–	$–	$–	$–	$8.24	7.01%[1]	$389,435	1.97%[2]	1.97%[2]	1.97%[2]	(0.50)%[2]	9%

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	–	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	–	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	–	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	–	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22

2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20

Royce Pennsylvania Mutual Fund–Institutional Class [i]
2016†	$9.34	$0.03	$0.69	$0.72	$–	$–	$–	$–	$–	$10.06	7.71%[1]	$510,723	0.84%[2]	0.84%[2]	0.84%[2]	0.63%[2]	9%

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	–	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	–	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	–	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	–	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22

2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20

Royce Pennsylvania Mutual Fund–R Class
2016†	$8.90	$(0.01)	$0.65	$0.64	$–	$–	$–	$–	$–	$9.54	7.19%[1]	$16,777	1.67%[2]	1.67%[2]	1.67%[2]	(0.21)%[2]	9%

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	–	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	–	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	–	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	–	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22

2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Pennsylvania Mutual Fund–K Class
2016†	$7.86	$(0.02)	$0.58	$0.56	$–	$–	$–	$–	$–	$8.42	7.12%[1]	$2,876	1.91%[2]	1.91%[2]	1.91%[2]	(0.44)%[2]	9%

2015	11.30	(0.00)	(1.36)	(1.36)	–	(2.08)	–	(2.08)	–	7.86	(11.95)	4,140	1.51	1.51	1.51	(0.01)	21

2014	13.04	(0.02)	(0.18)	(0.20)	–	(1.54)	–	(1.54)	–	11.30	(1.24)	10,707	1.42	1.42	1.42	(0.15)	21

2013	10.29	(0.02)	3.56	3.54	–	(0.79)	–	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	–	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22

2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20

Royce Premier Fund–Investment Class
2016†	$14.28	$0.03	$0.90	$0.93	$–	$–	$–	$–	$–	$15.21	6.51%[1]	$1,734,205	1.21%[2]	1.21%[2]	1.21%[2]	0.43%[2]	11%

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	–	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	–	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	–	(2.27)	–	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	–	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7

2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18

Royce Premier Fund–Service Class
2016†	$13.98	$0.01	$0.88	$0.89	$–	$–	$–	$–	$–	$14.87	6.37%[1]	$45,057	1.60%[2]	1.60%[2]	1.49%[2]	0.15%[2]	11%

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	–	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	–	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	–	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	–	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7

2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18

Royce Premier Fund–Consultant Class
2016†	$11.89	$(0.04)	$0.74	$0.70	$–	$–	$–	$–	$–	$12.59	5.89%[1]	$31,123	2.25%[2]	2.25%[2]	2.25%[2]	(0.61)%[2]	11%

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	–	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	–	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	–	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	–	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7

2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18

Royce Premier Fund–Institutional Class
2016†	$14.44	$0.04	$0.91	$0.95	$–	$–	$–	$–	$–	$15.39	6.58%[1]	$255,151	1.09%[2]	1.09%[2]	1.09%[2]	0.56%[2]	11%

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	–	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	–	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	–	(2.27)	–	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	–	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7

2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18

106 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Premier Fund–W Class
2016†	$14.32	$0.03	$0.90	$0.93	$–	$–	$–	$–	$–	$15.25	6.49%[1]	$162,940	1.21%[2]	1.21%[2]	1.21%[2]	0.44%[2]	11%

2015	19.76	0.14	(2.12)	(1.98)	(0.13)	(3.33)	–	(3.46)	–	14.32	(9.88)	192,785	1.12	1.12	1.12	0.51	13

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	–	(2.16)	–	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	–	(2.27)	–	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	–	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7

2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18

Royce Premier Fund–R Class
2016†	$13.49	$(0.02)	$0.85	$0.83	$–	$–	$–	$–	$–	$14.32	6.15%[1]	$14,482	1.87%[2]	1.87%[2]	1.87%[2]	(0.23)%[2]	11%

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	–	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	–	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	–	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	–	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7

2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18

Royce Premier Fund–K Class
2016†	$1.70	$(0.00)	$0.11	$0.11	$–	$–	$–	$–	$–	$1.81	6.47%[1]	$1,971	2.25%[2]	2.25%[2]	1.99%[2]	(0.35)%[2]	11%

2015	5.76	0.02	(0.65)	(0.63)	(0.10)	(3.33)	–	(3.43)	–	1.70	(10.58)	2,819	1.84	1.84	1.84	(0.21)	13

2014	8.04	(0.01)	(0.15)	(0.16)	(0.05)	(2.07)	–	(2.12)	–	5.76	(1.50)	6,306	1.69	1.69	1.69	(0.25)	9

2013	8.19	(0.04)	2.16	2.12	–	(2.27)	–	(2.27)	–	8.04	27.01	8,640	1.59	1.59	1.59	(0.50)	11

2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	–	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7

2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18

Royce Small-Cap Leaders Fund–Investment Class
2016†	$6.28	$0.03	$0.35	$0.38	$–	$–	$–	$–	$–	$6.66	6.05%[1]	$45,159	1.28%[2]	1.28%[2]	1.24%[2]	0.85%[2]	26%

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	–	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	–	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	–	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	–	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13

2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27

Royce Small-Cap Leaders Fund–Service Class
2016†	$6.21	$0.02	$0.35	$0.37	$–	$–	$–	$–	$–	$6.58	5.96%[1]	$49,099	1.66%[2]	1.66%[2]	1.49%[2]	0.62%[2]	26%

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	–	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	–	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	–	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	–	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13

2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Small-Cap Leaders Fund–R Class
2016†	$8.36	$0.01	$0.48	$0.49	$–	$–	$–	$–	$–	$8.85	5.86%[1]	$1,499	2.96%[2]	2.96%[2]	1.84%[2]	0.24%[2]	26%

2015	11.14	(0.02)	(1.40)	(1.42)	–	(1.36)	–	(1.36)	–	8.36	(12.84)	1,681	2.75	2.75	1.84	(0.22)	64

2014	12.67	(0.09)	(0.39)	(0.48)	–	(1.05)	–	(1.05)	–	11.14	(3.61)	1,983	2.23	2.23	1.84	(0.73)	39

2013	10.84	(0.09)	3.34	3.25	–	(1.42)	–	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

2012	10.46	0.05	1.07	1.12	–	(0.74)	–	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13

2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27

Royce Small-Cap Leaders Fund–K Class
2016†	$8.56	$0.02	$0.49	$0.51	$–	$–	$–	$–	$–	$9.07	5.96%[1]	$417	6.35%[2]	6.35%[2]	1.59%[2]	0.45%[2]	26%

2015	11.34	0.01	(1.43)	(1.42)	–	(1.36)	–	(1.36)	–	8.56	(12.60)	340	5.02	5.02	1.59	0.05	64

2014	12.84	(0.07)	(0.38)	(0.45)	–	(1.05)	–	(1.05)	–	11.34	(3.33)	672	2.98	2.98	1.59	(0.53)	39

2013	10.95	(0.06)	3.37	3.31	–	(1.42)	–	(1.42)	–	12.84	30.69	2,320	1.78	1.78	1.59	(0.50)	31

2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	–	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13

2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27

Royce Small-Cap Value Fund–Investment Class
2016†	$8.74	$0.03	$0.26	$0.29	$–	$–	$–	$–	$–	$9.03	3.32%[1]	$72,138	1.27%[2]	1.27%[2]	1.24%[2]	0.67%[2]	27%

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	–	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	–	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	–	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	–	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25

2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35

Royce Small-Cap Value Fund–Service Class
2016†	$8.70	$0.02	$0.26	$0.28	$–	$–	$–	$–	$–	$8.98	3.22%[1]	$213,541	1.54%[2]	1.54%[2]	1.49%[2]	0.43%[2]	27%

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	–	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	–	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	–	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	–	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25

2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35

Royce Small-Cap Value Fund–Consultant Class
2016†	$7.89	$(0.02)	$0.25	$0.23	$–	$–	$–	$–	$–	$8.12	2.92%[1]	$16,610	2.31%[2]	2.31%[2]	2.31%[2]	(0.39)%[2]	27%

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	–	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	–	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	–	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	–	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25

2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35

108 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Small-Cap Value Fund–Institutional Class
2016†	$8.74	$0.04	$0.26	$0.30	$–	$–	$–	$–	$–	$9.04	3.43%[1]	$152,787	1.08%[2]	1.08%[2]	1.08%[2]	0.85%[2]	27%

2015	11.81	0.10	(1.40)	(1.30)	(0.12)	(1.65)	–	(1.77)	–	8.74	(11.05)	148,652	1.06	1.06	1.06	0.83	60

2014	13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	–	(1.72)	–	11.81	0.35	196,543	1.05	1.05	1.05	0.46	38

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	–	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	–	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25

2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35

Royce Small-Cap Value Fund–R Class
2016†	$8.42	$0.00	$0.25	$0.25	$–	$–	$–	$–	$–	$8.67	2.97%[1]	$16,896	1.88%[2]	1.88%[2]	1.88%[2]	0.03%[2]	27%

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	–	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	–	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	–	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	–	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25

2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35

Royce Small-Cap Value Fund–K Class
2016†	$6.17	$(0.00)	$0.19	$0.19	$–	$–	$–	$–	$–	$6.36	3.08%[1]	$4,716	1.98%[2]	1.98%[2]	1.98%[2]	(0.06)%[2]	27%

2015	8.90	0.02	(1.06)	(1.04)	(0.04)	(1.65)	–	(1.69)	–	6.17	(11.69)	6,026	1.80	1.80	1.80	0.11	60

2014	10.65	(0.02)	(0.06)	(0.08)	–	(1.67)	–	(1.67)	–	8.90	(0.32)	9,363	1.67	1.67	1.67	(0.18)	38

2013	9.14	(0.03)	2.51	2.48	–	(0.97)	–	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	–	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25

2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35

Royce Smaller-Companies Growth Fund–Investment Class
2016†	$11.36	$(0.02)	$(0.36)	$(0.38)	$–	$–	$–	$–	$–	$10.98	(3.35)%[1]	$114,240	1.30%[2]	1.30%[2]	1.24%[2]	(0.40)%[2]	34%

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	–	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	–	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	–	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

2012	12.04	(0.02)	1.88	1.86	–	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32

2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49

Royce Smaller-Companies Growth Fund–Service Class
2016†	$11.20	$(0.03)	$(0.36)	$(0.39)	$–	$–	$–	$–	$–	$10.81	(3.48)%[1]	$333,575	1.53%[2]	1.53%[2]	1.49%[2]	(0.65)%[2]	34%

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	–	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	–	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	–	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

2012	12.00	(0.04)	1.87	1.83	–	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32

2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Smaller-Companies Growth Fund–Consultant Class
2016†	$10.01	$(0.06)	$(0.32)	$(0.38)	$–	$–	$–	$–	$–	$9.63	(3.80)%[1]	$12,166	2.37%[2]	2.37%[2]	2.24%[2]	(1.40)%[2]	34%

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	–	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	–	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	–	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

2012	11.60	(0.15)	1.79	1.64	–	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32

2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49

Royce Smaller-Companies Growth Fund–Institutional Class
2016†	$11.48	$(0.02)	$(0.36)	$(0.38)	$–	$–	$–	$–	$–	$11.10	(3.31)%[1]	$28,179	1.14%[2]	1.14%[2]	1.14%[2]	(0.31)%[2]	34%

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	–	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	–	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	–	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

2012	12.05	0.01	1.88	1.89	–	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32

2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49

Royce Smaller-Companies Growth Fund–R Class
2016†	$10.57	$(0.05)	$(0.33)	$(0.38)	$–	$–	$–	$–	$–	$10.19	(3.60)%[1]	$748	3.51%[2]	3.51%[2]	1.84%[2]	(1.00)%[2]	34%

2015	13.64	(0.14)	(0.18)	(0.32)	–	(2.75)	–	(2.75)	–	10.57	(2.20)	886	2.99	2.99	1.84	(0.97)	45

2014	16.43	(0.15)	0.64	0.49	–	(3.28)	–	(3.28)	–	13.64	3.45	1,360	2.35	2.35	1.84	(0.93)	52

2013	13.51	(0.16)	4.43	4.27	–	(1.35)	–	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

2012	11.77	(0.09)	1.83	1.74	–	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32

2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49

Royce Smaller-Companies Growth Fund–K Class
2016†	$6.10	$(0.02)	$(0.19)	$(0.21)	$–	$–	$–	$–	$–	$5.89	(3.44)%[1]	$237	7.84%[2]	7.84%[2]	1.59%[2]	(0.75)%[2]	34%

2015	9.05	(0.07)	(0.13)	(0.20)	–	(2.75)	–	(2.75)	–	6.10	(1.99)	307	5.44	5.44	1.59	(0.72)	45

2014	11.96	(0.08)	0.45	0.37	–	(3.28)	–	(3.28)	–	9.05	3.75	497	3.63	3.63	1.59	(0.67)	52

2013	10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	–	(1.35)	–	11.96	32.31	968	2.62	2.62	1.59	(0.82)	45

2012	8.78	(0.04)	1.36	1.32	–	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32

2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49

Royce Special Equity Fund–Investment Class
2016†	$17.94	$0.11	$1.38	$1.49	$–	$–	$–	$–	$–	$19.43	8.31%[1]	$1,093,650	1.19%[2]	1.19%[2]	1.19%[2]	1.18%[2]	17%

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	–	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	–	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	–	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	–	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31

2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23

110 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Special Equity Fund–Service Class
2016†	$17.92	$0.09	$1.38	$1.47	$–	$–	$–	$–	$–	$19.39	8.20%[1]	$109,578	1.55%[2]	1.54%[2]	1.39%[2]	0.99%[2]	17%

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	–	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	–	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	–	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	–	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31

2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23

Royce Special Equity Fund–Consultant Class
2016†	$16.57	$0.01	$1.28	$1.29	$–	$–	$–	$–	$–	$17.86	7.79%[1]	$42,808	2.22%[2]	2.22%[2]	2.22%[2]	0.16%[2]	17%

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	–	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	–	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	–	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	–	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31

2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23

Royce Special Equity Fund–Institutional Class
2016†	$17.80	$0.12	$1.37	$1.49	$–	$–	$–	$–	$–	$19.29	8.37%[1]	$198,647	1.07%[2]	1.07%[2]	1.07%[2]	1.32%[2]	17%

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	–	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	–	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	–	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	–	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31

2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23

Royce Special Equity Multi-Cap Fund–Investment Class [j]
2016†	$12.34	$0.08	$(0.13)	$(0.05)	$–	$–	$–	$–	$–	$12.29	(0.41)%[1]	$44,202	1.07%[2]	1.07%[2]	1.02%[2]	1.31%[2]	14%

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	–	(1.13)	–	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	–	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	–	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	–	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14

Royce Special Equity Multi-Cap Fund–Service Class [f]
2016†	$12.38	$0.07	$(0.13)	$(0.06)	$–	$–	$–	$–	$–	$12.32	(0.48)%[1]	$37,034	1.40%[2]	1.40%[2]	1.24%[2]	1.08%[2]	14%

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	–	(1.09)	–	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	–	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	–	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	–	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14

2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5

Royce Special Equity Multi-Cap Fund–Consultant Class [h]
2016†	$8.15	$0.01	$(0.08)	$(0.07)	$–	$–	$–	$–	$–	$8.08	(0.86)%[1]	$4,627	2.35%[2]	2.35%[2]	1.99%[2]	0.30%[2]	14%

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	–	(1.03)	–	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	–	(0.72)	–	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 111

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Special Equity Multi-Cap Fund–Institutional Class [k]
2016†	$12.33	$0.09	$(0.13)	$(0.04)	$–	$–	$–	$–	$–	$12.29	(0.32)%[1]	$32,590	1.00%[2]	1.00%[2]	0.89%[2]	1.42%[2]	14%

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	–	(1.16)	–	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	–	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	–	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	–	(0.26)	–	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14

Royce Total Return Fund–Investment Class
2016†	$11.91	$0.06	$0.97	$1.03	$(0.07)	$–	$–	$(0.07)	$–	$12.87	8.62%[1]	$1,712,162	1.20%[2]	1.20%[2]	1.20%[2]	1.06%[2]	8%

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	–	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	–	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	–	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	–	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17

2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21

Royce Total Return Fund–Service Class
2016†	$12.12	$0.05	$0.98	$1.03	$(0.05)	$–	$–	$(0.05)	$–	$13.10	8.47%[1]	$124,573	1.49%[2]	1.49%[2]	1.49%[2]	0.76%[2]	8%

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	–	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	–	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	–	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	–	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17

2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21

Royce Total Return Fund–Consultant Class
2016†	$12.15	$0.01	$0.98	$0.99	$(0.01)	$–	$–	$(0.01)	$–	$13.13	8.11%[1]	$256,458	2.18%[2]	2.18%[2]	2.18%[2]	0.08%[2]	8%

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	–	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	–	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	–	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	–	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17

2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21

Royce Total Return Fund–Institutional Class
2016†	$11.78	$0.07	$0.96	$1.03	$(0.07)	$–	$–	$(0.07)	$–	$12.74	8.76%[1]	$479,268	1.06%[2]	1.06%[2]	1.06%[2]	1.21%[2]	8%

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	–	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	–	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	–	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	–	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17

2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21

112 | The Royce Funds 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from							Prior to Fee			Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain	Distributions		Shareholder	Net Asset		Net Assets,	Waivers and			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	on Investments and	from Return of	Total	Redemption	Value, End of		End of Period	Balance	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Capital	Distributions	Fees	Period	Total Return	(in thousands)	Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Total Return Fund–W Class
2016†	$11.88	$0.06	$0.96	$1.02	$(0.06)	$–	$–	$(0.06)	$–	$12.84	8.60%[1]	$120,912	1.22%[2]	1.22%[2]	1.22%[2]	1.05%[2]	8%

2015	14.72	0.16	(1.23)	(1.07)	(0.12)	(1.65)	–	(1.77)	–	11.88	(7.28)	118,167	1.18	1.18	1.18	1.17	11

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	–	(1.91)	–	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	–	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	–	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17

2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21

Royce Total Return Fund–R Class
2016†	$12.19	$0.03	$0.98	$1.01	$(0.03)	$–	$–	$(0.03)	$–	$13.17	8.25%[1]	$50,253	1.80%[2]	1.80%[2]	1.80%[2]	0.46%[2]	8%

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	–	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	–	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	–	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	–	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17

2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21

Royce Total Return Fund–K Class
2016†	$8.19	$0.03	$0.66	$0.69	$(0.03)	$–	$–	$(0.03)	$–	$8.85	8.43%[1]	$62,920	1.56%[2]	1.56%[2]	1.56%[2]	0.71%[2]	8%

2015	10.71	0.09	(0.90)	(0.81)	(0.06)	(1.65)	–	(1.71)	–	8.19	(7.54)	62,597	1.49	1.49	1.49	0.85	11

2014	12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	–	(1.77)	–	10.71	1.01	91,271	1.47	1.47	1.47	0.55	18

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	–	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	–	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17

2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21

†	Period ended June 30, 2016 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on March 21, 2014.
[b]	The Class commenced operations on September 4, 2012.
[c]	The Class commenced operations on January 5, 2016.
[d]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on January 22, 2014.
[f]	The Class commenced operations on January 3, 2011.
[g]	The Class commenced operations on February 26, 2016.
[h]	The Class commenced operations on January 27, 2014.
I	The Class commenced operations on June 6, 2011.
[j]	The Class commenced operations on March 1, 2012.
[k]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
    Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Heritage Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce International Small-Cap Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are eighteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
    At June 30, 2016, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund	51%	Royce International Small-Cap Fund	27%
Royce International Premier Fund	10%	Royce Micro-Cap Opportunity Fund	14%

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

114 | The Royce Funds 2016 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
    The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2016. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund Common Stocks	$201,704,630	$36,041,516	$–	$237,746,146

Corporate Bond	–	353,805	–	353,805

Cash Equivalents	–	6,318,000	–	6,318,000

Royce Global Financial Services Fund Common Stocks	34,273,043	11,741,166	–	46,014,209

Cash Equivalents	–	729,000	–	729,000

Royce Heritage Fund Common Stocks	192,615,309	6,229,046	–	198,844,355

Cash Equivalents	–	38,362,000	–	38,362,000

Royce International Micro-Cap Fund Common Stocks	1,009,170	4,485,443	38,985	5,533,598

Cash Equivalents	–	281,000	–	281,000

Royce International Premier Fund Common Stocks	3,664,179	66,977,462	–	70,641,641

Cash Equivalents	–	2,826,000	–	2,826,000

Royce International Small-Cap Fund Common Stocks	887,548	6,077,502	47,557	7,012,607

Cash Equivalents	–	5,200,000	–	5,200,000

Royce Low-Priced Stock Fund Common Stocks	288,139,555	18,170,364	–	306,309,919

Cash Equivalents	15,056,726	7,386,000	–	22,442,726

Royce Micro-Cap Fund Common Stocks	212,794,387	4,188,589	810,411	217,793,387

Cash Equivalents	7,953,641	15,475,000	–	23,428,641

Royce Micro-Cap Opportunity Fund Common Stocks	37,153,433	–	–	37,153,433

Cash Equivalents	–	2,245,000	–	2,245,000

Royce Opportunity Fund Common Stocks	1,315,191,989	–	–	1,315,191,989

Corporate Bond	–	390,000	–	390,000

Cash Equivalents	75,223,917	81,981,000	–	157,204,917

Royce Pennsylvania Mutual Fund Common Stocks	2,526,055,955	55,456,785	–	2,581,512,740

Cash Equivalents	21,504,952	41,365,000	–	62,869,952

Royce Premier Fund Common Stocks	2,151,906,366	51,570,213	–	2,203,476,579

Cash Equivalents	25,197,111	7,461,000	–	32,658,111

Royce Small-Cap Leaders Fund Common Stocks	89,615,746	1,684,455	–	91,300,201

Cash Equivalents	–	6,059,000	–	6,059,000

Royce Small-Cap Value Fund Common Stocks	437,520,283	–	–	437,520,283

Cash Equivalents	2,138,400	40,721,000	–	42,859,400

Royce Smaller-Companies Growth Fund Common Stocks	424,255,233	25,108,720	–	449,363,953

Cash Equivalents	28,142,552	40,030,000	–	68,172,552

Royce Special Equity Fund Common Stocks	1,289,181,687	28,796,242	–	1,317,977,929

Cash Equivalents	–	131,699,000	–	131,699,000

Royce Special Equity Multi-Cap Fund Common Stocks	103,599,780	–	–	103,599,780

Cash Equivalents	–	14,797,000	–	14,797,000

Royce Total Return Fund Common Stocks	2,657,701,006	124,444,265	–	2,782,145,271

Corporate Bond	–	3,265,357	–	3,265,357

Cash Equivalents	9,652,360	24,287,000	–	33,939,360

The Royce Funds 2016 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):
     Certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the six months ended June 30, 2016, the following Funds had securities transfer from Level 2 to Level 1 and from Level 2 to Level 3 within the fair value hierarchy:

	TRANSFERS FROM	TRANSFERS FROM
	LEVEL 2 TO LEVEL 1	LEVEL 2 TO LEVEL 3

Royce Dividend Value Fund	$1,711,297	$–

Royce Global Financial Services Fund	1,098,278	–

Royce International Micro-Cap Fund	65,336	38,985

Royce International Small-Cap Fund	154,301	–

Level 3 Reconciliation:

					REALIZED AND
					UNREALIZED
	BALANCE AS OF 12/31/15	PURCHASES	SALES	TRANSFERS IN	GAIN (LOSS)[1]	BALANCE AS OF 6/30/16

Royce International Micro-Cap Fund

Common Stocks	$–	$0	$–	$38,985	$–	$38,985

Royce International Small-Cap Fund

Common Stocks	–	120,487	50,727	–	(22,203)	47,557

Royce Micro-Cap Fund

Common Stocks	810,411	–	–	–	–	810,411

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

    The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/16	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

Common Stocks	$810,411	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2016 are overnight and continuous.

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
    The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash

116 | The Royce Funds 2016 Semiannual Report to Shareholders

SECURITIES LENDING (continued):
collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at June 30, 2016:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1,2]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Royce Low-Priced Stock Fund

Securities on Loan/Collateral on Loaned Securities	$ 15,056,726	$ (15,056,726)	$–

Royce Micro-Cap Fund

Securities on Loan/Collateral on Loaned Securities	7,953,641	(7,953,641)	–

Royce Opportunity Fund

Securities on Loan/Collateral on Loaned Securities	75,223,917	(75,223,917)	–

Royce Pennsylvania Mutual Fund

Securities on Loan/Collateral on Loaned Securities	21,504,952	(21,504,952)	–

Royce Premier Fund

Securities on Loan/Collateral on Loaned Securities	25,197,111	(25,197,111)	–

Royce Small-Cap Value Fund

Securities on Loan/Collateral on Loaned Securities	2,138,400	(2,138,400)	–

Royce Smaller-Companies Growth Fund

Securities on Loan/Collateral on Loaned Securities	28,142,552	(28,142,552)	–

Royce Total Return Fund

Securities on Loan/Collateral on Loaned Securities	9,652,360	(9,652,360)	–

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	The remaining contractual maturity of collateral shown is overnight and continuous.

DISTRIBUTIONS AND TAXES:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
    The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2016 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 14, 2016. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the six months ended June 30, 2016.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

Royce Dividend Value Fund
Investment Class	$9,769,635	$23,649,663	$736,940	$11,429,125	$(25,280,424)	$(74,578,435)	$(14,773,849)	$(39,499,647)

Service Class	3,886,794	16,518,808	887,325	15,761,498	(38,774,463)	(130,909,331)	(34,000,344)	(98,629,025)

Consultant Class	119,757	1,097,996	4,740	85,041	(604,612)	(45,341)	(480,115)	1,137,696

Institutional Class	35,938	2,092,529	6,447	568,830	(13,579)	(41,686,517)	28,806	(39,025,158)

Royce Global Financial Services Fund
Service Class	2,957,172	27,686,991	–	4,744,775	(13,681,604)	(25,338,632)	(10,724,432)	7,093,134

Institutional Class	5,237,087		–		–		5,237,087

Royce Heritage Fund
Investment Class	1,984,147	66,672,423	–	8,519,044	(1,382,376)	(129,448,243)	601,771	(54,256,776)

Service Class	1,205,147	3,444,092	–	10,924,772	(9,942,067)	(49,371,367)	(8,736,920)	(35,002,503)

Consultant Class	321,779	1,237,684	–	1,234,787	(1,412,877)	(2,229,108)	(1,091,098)	243,363

R Class	144,428	266,388	–	294,942	(439,684)	(1,437,246)	(295,256)	(875,916)

K Class	256,370	1,103,442	–	531,190	(660,790)	(2,367,598)	(404,420)	(732,966)

Royce International Micro-Cap Fund
Service Class	120,441	667,982	–	14,448	(436,409)	(934,517)	(315,968)	(252,087)

Royce International Premier Fund
Investment Class	3,772,333	2,890,985	–	56,544	(7,669,463)	(3,364,282)	(3,897,130)	(416,753)

Service Class	2,887,878	5,213,879	–	222,108	(7,090,147)	(918,247)	(4,202,269)	4,517,740

Consultant Class	159,212		–		(612,170)		(452,958)

R Class	–		–		–		–

K Class	–		–		–		–

Royce International Small-Cap Fund
Investment Class	38,903	280,040	–	9,594	(25,252)	(1,093,921)	13,651	(804,287)

Service Class	1,359,043	11,751,517	–	329,669	(12,586,862)	(23,840,701)	(11,227,819)	(11,759,515)

Institutional Class	9,503	209,934	–	58,360	(2,087)	(523,957)	7,416	(255,663)

Royce Low-Priced Stock Fund
Investment Class	1,238,860	2,852,531	–	2,370,662	(6,192,907)	(20,568,241)	(4,954,047)	(15,345,048)

Service Class	3,989,058	11,754,025	–	25,996,096	(41,109,772)	(174,212,435)	(37,120,714)	(136,462,314)

Institutional Class	427,170	2,861,159	–	3,502,604	(23,844,476)	(60,481,368)	(23,417,306)	(54,117,605)

R Class	80,823	169,716	–	100,300	(90,569)	(789,324)	(9,746)	(519,308)

K Class	59,782	194,279	–	408,218	(326,085)	(515,150)	(266,303)	87,347

Royce Micro-Cap Fund
Investment Class	3,294,966	14,926,416	–	22,993,887	(36,584,052)	(166,882,704)	(33,289,086)	(128,962,401)

Service Class	2,144,566	7,415,593	–	2,226,657	(6,847,843)	(20,657,952)	(4,703,277)	(11,015,702)

Consultant Class	866,844	2,234,748	–	5,416,400	(7,286,049)	(28,321,597)	(6,419,205)	(20,670,449)

Royce Micro-Cap Opportunity Fund
Investment Class	4,560,007	28,809,329	–	796	(2,757,099)	(7,648,626)	1,802,908	21,161,499

Service Class	198,029	1,126,601	–	49	(351,030)	(612,357)	(153,001)	514,293

Royce Opportunity Fund
Investment Class	36,783,151	90,459,880	–	61,976,576	(115,398,450)	(486,891,165)	(78,615,299)	(334,454,709)

Service Class	7,240,660	20,524,236	–	9,179,243	(33,504,193)	(55,909,453)	(26,263,533)	(26,205,974)

Consultant Class	1,910,807	7,052,245	–	1,937,381	(2,022,757)	(4,763,168)	(111,950)	4,226,458

Institutional Class	35,786,772	79,316,517	–	52,184,260	(86,779,806)	(177,729,567)	(50,993,034)	(46,228,790)

R Class	3,338,067	9,316,688	–	3,171,431	(3,200,856)	(5,268,442)	137,211	7,219,677

K Class	1,007,215	3,218,485	–	1,032,939	(4,575,074)	(14,382,911)	(3,567,859)	(10,131,487)

118 | The Royce Funds 2016 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

Royce Pennsylvania Mutual Fund
Investment Class	$54,094,794	$183,803,935	$–	$333,463,014	$(471,760,493)	$(1,765,123,278)	$(417,665,699)	$(1,247,856,329)

Service Class	6,115,113	20,129,821	–	14,644,024	(31,924,642)	(225,908,716)	(25,809,529)	(191,134,871)

Consultant Class	5,535,776	17,170,289	–	87,362,626	(58,770,396)	(198,621,464)	(53,234,620)	(94,088,549)

Institutional Class	99,325,658	101,754,384	–	97,120,074	(120,542,522)	(334,527,820)	(21,216,864)	(135,653,362)

R Class	1,074,587	4,543,292	–	3,572,638	(4,012,387)	(19,409,049)	(2,937,800)	(11,293,119)

K Class	226,345	1,546,689	–	1,005,956	(1,648,231)	(7,342,824)	(1,421,886)	(4,790,179)

Royce Premier Fund
Investment Class	59,847,149	170,517,972	–	348,353,321	(439,697,073)	(1,888,601,606)	(379,849,924)	(1,369,730,313)

Service Class	4,968,063	17,920,179	–	11,888,243	(24,400,109)	(120,015,610)	(19,432,046)	(90,207,188)

Consultant Class	672,485	1,588,805	–	7,392,495	(4,307,387)	(20,011,516)	(3,634,902)	(11,030,216)

Institutional Class	12,885,076	53,675,035	–	56,217,898	(68,434,612)	(312,593,365)	(55,549,536)	(202,700,432)

W Class	6,697,557	28,318,127	–	31,614,224	(46,384,298)	(240,988,959)	(39,686,741)	(181,056,608)

R Class	258,974	1,611,507	–	3,169,817	(2,725,154)	(10,697,404)	(2,466,180)	(5,916,080)

K Class	604,641	489,271	–	2,060,228	(1,595,291)	(3,539,803)	(990,650)	(990,304)

Royce Small-Cap Leaders Fund
Investment Class	1,127,421	4,434,512	–	8,279,111	(9,025,673)	(33,988,215)	(7,898,252)	(21,274,592)

Service Class	1,123,099	6,779,522	–	10,255,927	(12,709,534)	(87,508,476)	(11,586,435)	(70,473,027)

R Class	160,383	627,223	–	233,440	(419,802)	(674,825)	(259,419)	185,838

K Class	75,824	126,570	–	42,291	(21,459)	(406,623)	54,365	(237,762)

Royce Small-Cap Value Fund
Investment Class	11,759,941	11,708,751	–	12,030,880	(19,835,738)	(60,415,492)	(8,075,797)	(36,675,861)

Service Class	5,413,955	16,785,178	–	39,154,518	(51,503,919)	(199,654,317)	(46,089,964)	(143,714,621)

Consultant Class	558,176	2,018,757	–	3,021,011	(2,845,157)	(7,416,715)	(2,286,981)	(2,376,947)

Institutional Class	47,146,616	39,420,846	–	26,023,428	(49,801,882)	(66,669,374)	(2,655,266)	(1,225,100)

R Class	1,815,153	3,103,823	–	3,208,749	(4,584,723)	(12,208,918)	(2,769,570)	(5,896,346)

K Class	491,301	1,211,209	–	1,300,985	(1,922,346)	(3,674,069)	(1,431,045)	(1,161,875)

Royce Smaller-Companies Growth Fund
Investment Class	5,785,877	30,013,229	–	22,797,506	(25,886,117)	(183,946,383)	(20,100,240)	(131,135,648)

Service Class	10,707,297	23,912,746	–	74,968,068	(69,401,070)	(173,716,477)	(58,693,773)	(74,835,663)

Consultant Class	122,649	1,404,966	–	2,870,073	(1,754,202)	(3,601,957)	(1,631,553)	673,082

Institutional Class	3,354,895	16,958,341	–	7,467,312	(12,450,096)	(15,112,453)	(9,095,201)	9,313,200

R Class	123,139	181,933	–	184,149	(225,151)	(640,810)	(102,012)	(274,728)

K Class	13,833	40,233	–	96,698	(70,838)	(227,313)	(57,005)	(90,382)

Royce Special Equity Fund
Investment Class	97,557,033	160,549,199	–	102,536,424	(187,728,194)	(807,979,227)	(90,171,161)	(544,893,604)

Service Class	15,774,957	21,007,931	–	9,324,097	(26,830,427)	(118,707,306)	(11,055,470)	(88,375,278)

Consultant Class	2,020,569	3,294,653	–	4,202,989	(4,675,126)	(17,218,803)	(2,654,557)	(9,721,161)

Institutional Class	25,398,955	65,500,038	–	23,629,501	(52,681,961)	(465,303,367)	(27,283,006)	(376,173,828)

Royce Special Equity Multi-Cap Fund
Investment Class	8,444,630	16,321,320	–	3,027,028	(7,835,725)	(80,663,606)	608,905	(61,315,258)

Service Class	779,954	3,764,036	–	3,486,934	(11,412,125)	(40,762,518)	(10,632,171)	(33,511,548)

Consultant Class	154,124	1,607,508	–	613,517	(2,224,506)	(2,598,756)	(2,070,382)	(377,731)

Institutional Class	101,448	5,688,196	–	3,166,671	(4,371,782)	(38,313,394)	(4,270,334)	(29,458,527)

Royce Total Return Fund
Investment Class	163,012,551	223,353,957	7,519,787	211,097,614	(436,230,167)	(1,232,983,140)	(265,697,829)	(798,531,569)

Service Class	12,024,525	23,141,848	393,031	16,518,400	(34,517,467)	(103,313,893)	(22,099,911)	(63,653,645)

Consultant Class	5,600,490	16,675,424	87,068	29,482,336	(30,902,028)	(82,751,635)	(25,214,470)	(36,593,875)

Institutional Class	134,999,501	93,923,141	1,961,795	48,147,881	(65,097,428)	(255,731,309)	71,863,868	(113,660,287)

W Class	14,109,792	34,272,681	338,680	13,660,313	(20,952,622)	(167,700,072)	(6,504,150)	(119,767,078)

R Class	3,307,458	8,425,167	97,436	6,361,706	(7,647,508)	(18,587,401)	(4,242,614)	(3,800,528)

K Class	12,018,098	40,335,096	214,575	11,247,779	(16,356,735)	(63,467,985)	(4,124,062)	(11,885,110)

The Royce Funds 2016 Semiannual Report to Shareholders | 119

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

Royce Dividend Value Fund
Investment Class	1,421,944	2,973,081	103,972	1,647,017	(3,748,440)	(9,341,817)	(2,222,524)	(4,721,719)

Service Class	562,723	2,039,493	123,817	2,235,170	(5,624,883)	(16,214,484)	(4,938,343)	(11,939,821)

Consultant Class	15,701	134,347	576	10,715	(83,482)	(5,251)	(67,205)	139,811

Institutional Class	5,337	265,153	924	72,057	(2,134)	(5,301,044)	4,127	(4,963,834)

Royce Global Financial Services Fund
Service Class	380,360	2,873,670	–	596,827	(1,772,319)	(2,746,430)	(1,391,959)	724,067

Institutional Class	560,952		–		–		560,952

Royce Heritage Fund
Investment Class	162,816	4,505,873	–	663,994	(108,269)	(8,755,831)	54,547	(3,585,964)

Service Class	95,141	231,619	–	853,498	(781,199)	(3,279,662)	(686,058)	(2,194,545)

Consultant Class	33,864	123,855	–	132,204	(149,357)	(205,388)	(115,493)	50,671

R Class	16,903	25,852	–	34,536	(52,083)	(138,818)	(35,180)	(78,430)

K Class	29,345	104,554	–	61,552	(74,686)	(224,258)	(45,341)	(58,152)

Royce International Micro-Cap Fund
Service Class	13,244	67,395	–	1,540	(45,790)	(92,723)	(32,546)	(23,788)

Royce International Premier Fund
Investment Class[1]	2,867,993	299,627	–	5,770	(798,115)	(336,327)	2,069,878	(30,930)

Service Class[1]	3,479,855	442,359	–	19,314	(618,409)	(80,714)	2,861,446	380,959

Consultant Class[1]	554,724		–		(49,157)		505,567

R Class[1]	4,452		–		–		4,452

K Class[1]	2,473		–		–		2,473

Royce International Small-Cap Fund
Investment Class	5,037	34,188	–	1,290	(3,399)	(133,814)	1,638	(98,336)

Service Class	152,055	1,187,879	–	35,525	(1,366,344)	(2,400,486)	(1,214,289)	(1,177,082)

Institutional Class	1,262	26,702	–	7,639	(292)	(59,659)	970	(25,318)

Royce Low-Priced Stock Fund
Investment Class	168,686	310,850	–	306,683	(847,421)	(2,245,155)	(678,735)	(1,627,622)

Service Class	541,425	1,296,920	–	3,371,800	(5,582,218)	(18,913,111)	(5,040,793)	(14,244,391)

Institutional Class	56,490	309,455	–	453,118	(3,307,450)	(6,476,161)	(3,250,960)	(5,713,588)

R Class	11,855	19,727	–	13,665	(12,826)	(88,296)	(971)	(54,904)

K Class	33,103	68,475	–	213,727	(177,766)	(179,941)	(144,663)	102,261

Royce Micro-Cap Fund
Investment Class	318,841	1,119,726	–	2,090,353	(3,502,610)	(12,065,693)	(3,183,769)	(8,855,614)

Service Class	206,625	549,588	–	205,981	(659,370)	(1,580,785)	(452,745)	(825,216)

Consultant Class	103,937	216,849	–	603,835	(838,398)	(2,488,065)	(734,461)	(1,667,381)

Royce Micro-Cap Opportunity Fund
Investment Class	360,100	1,882,908	–	56	(205,496)	(504,907)	154,604	1,378,057

Service Class	29,279	134,868	–	7	(54,779)	(74,301)	(25,500)	60,574

Royce Opportunity Fund
Investment Class	3,681,919	7,107,529	–	5,874,610	(11,154,919)	(37,759,225)	(7,473,000)	(24,777,086)

Service Class	753,200	1,686,397	–	923,465	(3,463,256)	(4,592,032)	(2,710,056)	(1,982,170)

Consultant Class	218,173	643,557	–	215,265	(227,272)	(439,229)	(9,099)	419,593

Institutional Class	3,314,171	6,093,450	–	4,867,935	(8,153,378)	(13,551,380)	(4,839,207)	(2,589,995)

R Class	352,018	786,698	–	326,615	(340,995)	(441,661)	11,023	671,652

K Class	118,559	290,724	–	116,453	(522,317)	(1,294,032)	(403,758)	(886,855)

Royce Pennsylvania Mutual Fund
Investment Class	5,829,825	14,862,269	–	35,894,811	(50,372,619)	(142,082,592)	(44,542,794)	(91,325,512)

Service Class	648,169	1,609,207	–	1,574,626	(3,395,090)	(17,966,775)	(2,746,921)	(14,782,942)

Consultant Class	721,245	1,736,718	–	11,390,173	(7,629,214)	(19,579,852)	(6,907,969)	(6,452,961)

Institutional Class	10,261,487	8,202,043	–	10,443,019	(12,838,677)	(26,930,191)	(2,577,190)	(8,285,129)

R Class	119,183	381,495	–	403,232	(459,338)	(1,615,892)	(340,155)	(831,165)

K Class	28,753	141,199	–	128,639	(213,996)	(690,774)	(185,243)	(420,936)

[1]
Includes shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund (2,460,873 for Investment Class, 3,226,058 for Service Class, 542,120 for Consultant Class, 4,452 for R Class and 2,473 for K Class, for the period ended 6/30/16).

120 | The Royce Funds 2016 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15	6/30/16 (unaudited)	Year Ended 12/31/15

Royce Premier Fund
Investment Class	4,279,549	9,168,178	–	24,566,525	(31,441,238)	(100,342,919)	(27,161,689)	(66,608,216)

Service Class	354,372	954,405	–	856,502	(1,757,429)	(6,315,653)	(1,403,057)	(4,504,746)

Consultant Class	56,778	99,248	–	625,952	(360,557)	(1,277,853)	(303,779)	(552,653)

Institutional Class	904,770	2,699,276	–	3,920,355	(4,718,641)	(16,080,233)	(3,813,871)	(9,460,602)

W Class	468,147	1,478,087	–	2,223,223	(3,249,011)	(12,822,686)	(2,780,864)	(9,121,376)

R Class	19,111	94,287	–	236,554	(203,499)	(588,753)	(184,388)	(257,912)

K Class	344,771	99,317	–	1,219,070	(909,915)	(755,894)	(565,144)	562,493

Royce Small-Cap Leaders Fund
Investment Class[1]	183,549	2,978,457	–	1,309,986	(1,438,941)	(4,138,621)	(1,255,392)	149,822

Service Class	183,348	815,180	–	1,640,948	(2,024,967)	(10,470,520)	(1,841,619)	(8,014,392)

R Class	18,934	58,655	–	27,724	(50,646)	(63,346)	(31,712)	23,033

K Class	8,702	12,427	–	4,912	(2,488)	(36,908)	6,214	(19,569)

Royce Small-Cap Value Fund
Investment Class	1,345,691	1,053,004	–	1,374,958	(2,265,493)	(5,393,585)	(919,802)	(2,965,623)

Service Class	604,640	1,465,750	–	4,495,352	(5,889,626)	(17,566,808)	(5,284,986)	(11,605,706)

Consultant Class	70,210	215,591	–	381,923	(355,250)	(724,958)	(285,040)	(127,444)

Institutional Class	5,582,523	3,372,929	–	2,974,106	(5,691,957)	(5,973,204)	(109,434)	373,831

R Class	205,463	280,915	–	380,634	(538,495)	(1,095,792)	(333,032)	(434,243)

K Class	76,543	139,957	–	210,515	(311,054)	(425,379)	(234,511)	(74,907)

Royce Smaller-Companies Growth Fund
Investment Class	563,807	2,101,946	–	2,020,717	(2,486,844)	(12,370,706)	(1,923,037)	(8,248,043)

Service Class	1,061,216	1,642,584	–	6,741,732	(6,708,785)	(12,153,321)	(5,647,569)	(3,769,005)

Consultant Class	13,399	117,001	–	288,450	(189,646)	(273,856)	(176,247)	131,595

Institutional Class	317,854	1,145,664	–	655,027	(1,243,121)	(1,014,525)	(925,267)	786,166

R Class	12,304	12,908	–	17,538	(22,682)	(46,370)	(10,378)	(15,924)

K Class	2,469	4,290	–	15,957	(12,481)	(24,866)	(10,012)	(4,619)

Royce Special Equity Fund
Investment Class	5,452,371	7,510,477	–	5,715,510	(10,372,967)	(37,351,257)	(4,920,596)	(24,125,270)

Service Class	881,711	956,841	–	520,318	(1,497,443)	(5,460,300)	(615,732)	(3,983,141)

Consultant Class	121,778	162,016	–	253,497	(284,523)	(863,049)	(162,745)	(447,536)

Institutional Class	1,450,689	3,062,860	–	1,327,500	(2,890,596)	(20,824,726)	(1,439,907)	(16,434,366)

Royce Special Equity Multi-Cap Fund
Investment Class	658,230	1,107,136	–	245,103	(628,092)	(5,730,289)	30,138	(4,378,050)

Service Class	63,143	247,726	–	281,431	(904,220)	(2,764,259)	(841,077)	(2,235,102)

Consultant Class	19,191	169,969	–	75,186	(283,773)	(268,805)	(264,582)	(23,650)

Institutional Class	8,465	369,024	–	256,618	(346,652)	(2,515,703)	(338,187)	(1,890,061)

Royce Total Return Fund
Investment Class	13,306,094	15,709,131	601,912	17,555,119	(36,241,844)	(86,646,668)	(22,333,838)	(53,382,418)

Service Class	990,842	1,592,323	30,794	1,353,217	(2,865,039)	(7,132,452)	(1,843,403)	(4,186,912)

Consultant Class	468,047	1,202,972	6,616	2,425,951	(2,514,791)	(5,752,764)	(2,040,128)	(2,123,841)

Institutional Class	11,029,272	6,571,596	159,335	4,027,799	(5,347,835)	(18,016,463)	5,840,772	(7,417,068)

W Class	1,179,145	2,391,393	27,221	1,135,774	(1,737,368)	(11,370,962)	(531,002)	(7,843,795)

R Class	269,579	572,835	7,505	519,876	(621,019)	(1,279,998)	(343,935)	(187,287)

K Class	1,434,345	3,838,974	24,846	1,364,520	(1,992,343)	(6,082,012)	(533,152)	(878,518)

[1]	Includes shares issued in connection with the merger of Royce Select Fund I (2,425,697 for Investment Class for the year ended 12/31/15).

The Royce Funds 2016 Semiannual Report to Shareholders | 121

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:
    Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2017, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2016. See the Prospectus for contractual waiver expiration dates.

		COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP							PERIOD ENDED JUNE 30, 2016

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS[1]

		Investment Class[5]	Service Class[5]	Consultant Class[5]	Institutional Class[5]	W Class[5]	R Class[5]	K Class[5]	Net advisory fees	Advisory fees waived

Royce Dividend Value Fund	0.85%[2]	1.09%[6]	1.34%[6]	2.09%[6]	0.89%[6]	N/A	N/A	N/A	$1,135,203	$73,626

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	209,132	34,600

Royce Heritage Fund	0.85%[2]	N/A	N/A	2.09%[7]	N/A	N/A	1.69%[7]	1.44%[7]	1,059,306	–

Royce International Micro-Cap Fund	1.25%	N/A	1.64%	N/A	N/A	N/A	N/A	N/A	–	36,761

Royce International Premier Fund	1.00%[3]	1.19%[8]	1.44%[8]	2.19%	N/A	N/A	1.74%	1.49%	276,502	3,701

Royce International Small-Cap Fund	1.00%[3]	1.19%[9]	1.44%[9]	N/A	1.19%[9]	N/A	N/A	N/A	49,943	34,668

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	1,658,089	–

Royce Micro-Cap Fund	1.25%	1.49%	1.61%	N/A	N/A	N/A	N/A	N/A	1,516,754	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	180,334	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	7,007,979	–

Royce Pennsylvania Mutual Fund	0.76%[4]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,179,936	–

Royce Premier Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	1.99%	11,468,532	–

Royce Small-Cap Leaders Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	501,042	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	2,481,790	–

Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	N/A	N/A	1.84%	1.59%	2,538,692	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	7,096,263	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	504,870	34,083

Royce Total Return Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	13,474,338	–

[1]
From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Heritage Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce International Micro-Cap Fund and Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]	Royce Dividend Value Fund and Royce Heritage Fund’s base annual contractual advisory fee was reduced from 1.00% to 0.85%, effective May 1, 2016.
[3]	Royce International Premier Fund and Royce International Small-Cap Fund’s base annual contractual advisory fee was reduced from 1.10% to 1.00%, effective January 1, 2016.
[4]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[5]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[6]
Royce Dividend Value Fund’s committed net annual operating expense ratio cap was reduced from 1.24% to 1.09% for Investment Class, from 1.49% to 1.34% for Service Class, from 2.24% to 2.09% for Consultant Class and from 1.04% to 0.89% for Institutional Class, effective May 1, 2016.

[7]
Royce Heritage Fund’s committed net annual operating expense ratio cap was reduced from 2.24% to 2.09% for Consultant Class, from 1.84% to 1.69% for R Class and from 1.59% to 1.44% for K Class, effective May 1, 2016.

[8]
Royce International Premier Fund’s committed net annual operating expense ratio cap was reduced from 1.29% to 1.19% for Investment Class and from 1.54% to 1.44% for Service Class, effective January 1, 2016.

[9]
Royce International Small-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.29% to 1.19% for Investment Class and Institutional Class and from 1.54% to 1.44% for Service Class, effective January 1, 2016.

DISTRIBUTOR:
    Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED JUNE 30, 2016

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$183,869	$–

Royce Dividend Value Fund – Consultant Class	1.00%	7,014	–

Royce Global Financial Services Fund – Service Class	0.25%	50,887	4,425

Royce Heritage Fund – Service Class	0.25%	80,884	63,552

Royce Heritage Fund – Consultant Class	1.00%	54,550	–

Royce Heritage Fund – R Class	0.50%	5,407	–

Royce Heritage Fund – K Class	0.25%	4,688	–

Royce International Micro-Cap Fund – Service Class	0.25%	4,999	2,353

Royce International Premier Fund – Service Class	0.25%	35,316	5,885

Royce International Premier Fund – Consultant Class	1.00%	22,362	–

Royce International Premier Fund – R Class	0.50%	71	–

Royce International Premier Fund – K Class	0.25%	19	–

122 | The Royce Funds 2016 Semiannual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED JUNE 30, 2016

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce International Small-Cap Fund – Service Class	0.25%	$18,247	$–

Royce Low-Priced Stock Fund – Service Class	0.25%	323,335	28,116

Royce Low-Priced Stock Fund – R Class	0.50%	2,721	–

Royce Low-Priced Stock Fund – K Class	0.25%	1,539	–

Royce Micro-Cap Fund – Service Class	0.25%	21,869	–

Royce Micro-Cap Fund – Consultant Class	1.00%	180,890	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	1,228	–

Royce Opportunity Fund – Service Class	0.25%	106,057	–

Royce Opportunity Fund – Consultant Class	1.00%	96,643	–

Royce Opportunity Fund – R Class	0.50%	79,118	–

Royce Opportunity Fund – K Class	0.25%	9,451	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	110,457	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,950,509	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	41,498	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	4,024	–

Royce Premier Fund – Service Class	0.25%	60,859	–

Royce Premier Fund – Consultant Class	1.00%	156,063	–

Royce Premier Fund – R Class	0.50%	36,665	–

Royce Premier Fund – K Class	0.25%	2,965	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	59,959	5,214

Royce Small-Cap Leaders Fund – R Class	0.50%	3,651	–

Royce Small-Cap Leaders Fund – K Class	0.25%	436	–

Royce Small-Cap Value Fund – Service Class	0.25%	285,436	–

Royce Small-Cap Value Fund – Consultant Class	1.00%	87,878	–

Royce Small-Cap Value Fund – R Class	0.50%	43,643	–

Royce Small-Cap Value Fund – K Class	0.25%	6,434	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	399,110	34,705

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	62,678	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	1,956	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	324	–

Royce Special Equity Fund – Service Class	0.25%	133,929	–

Royce Special Equity Fund – Consultant Class	1.00%	204,822	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	43,739	8,331

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	26,382	–

Royce Total Return Fund – Service Class	0.25%	156,767	–

Royce Total Return Fund – Consultant Class	1.00%	1,261,942	–

Royce Total Return Fund – R Class	0.50%	122,609	–

Royce Total Return Fund – K Class	0.25%	74,827	–

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2016, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Royce Dividend Value Fund	$39,901,955	$91,705,557

Royce Global Financial Services Fund	10,461,941	15,338,490

Royce Heritage Fund	84,516,954	92,541,941

Royce International Micro-Cap Fund	3,046,851	3,396,015

Royce International Premier Fund	22,955,655	26,066,012

Royce International Small-Cap Fund	8,797,836	20,771,649

Royce Low-Priced Stock Fund	65,238,270	121,380,094

Royce Micro-Cap Fund	44,777,724	95,783,413

Royce Micro-Cap Opportunity Fund	17,452,306	16,505,634

Royce Opportunity Fund	191,340,122	359,831,271

Royce Pennsylvania Mutual Fund	249,122,796	776,712,545

Royce Premier Fund	259,609,172	783,987,024

Royce Small-Cap Leaders Fund	25,438,495	45,716,662

The Royce Funds 2016 Semiannual Report to Shareholders | 123

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities (continued):

	PURCHASES	SALES

Royce Small-Cap Value Fund	$130,861,150	$224,110,970

Royce Smaller-Companies Growth Fund	163,975,804	284,049,148

Royce Special Equity Fund	227,878,753	461,669,177

Royce Special Equity Multi-Cap Fund	16,988,515	40,357,397

Royce Total Return Fund	229,410,995	476,339,502

    Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2016, were as follows:

	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$4,179,930	$(126,576)

Royce Global Financial Services Fund	204,390	–	–

Royce Heritage Fund	–	–	–

Royce International Micro-Cap Fund	–	–	–

Royce International Premier Fund	314,870	1,627,727	(38,090)

Royce International Small-Cap Fund	–	–	–

Royce Low-Priced Stock Fund	–	–	–

Royce Micro-Cap Fund	–	135,918	(2,602)

Royce Micro-Cap Opportunity Fund	–	–	–

Royce Opportunity Fund	–	–	–

Royce Pennsylvania Mutual Fund	12,859,610	47,155,082	(18,725,766)

Royce Premier Fund	3,522,055	55,879,645	(13,484,712)

Royce Small-Cap Leaders Fund	–	–	–

Royce Small-Cap Value Fund	802,104	–	–

Royce Smaller-Companies Growth Fund	–	–	–

Royce Special Equity Fund	13,302	–	–

Royce Special Equity Multi-Cap Fund	–	–	–

Royce Total Return Fund	45,947,960	14,193,233	7,537,103

Class Specific Expenses:
    Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2016:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Dividend Value Fund –
Investment Class	$–	$71,545	$24,318	$8,698	$(11)	$104,550	$59

Royce Dividend Value Fund – Service Class	183,869	115,770	42,421	10,335	(480)	351,915	21,349

Royce Dividend Value Fund –
Consultant Class	7,014	3,688	327	5,309	(2)	16,336	7,949

Royce Dividend Value Fund –
Institutional Class	–	3,020	9	5,428	–	8,457	8,457

	190,883	194,023	67,075	29,770	(493)		37,814

Royce Global Financial Services Fund –
Institutional Class	–	3,693	8	9,449	–	13,150	13,150

Royce Global Financial Services Fund –
Service Class	50,887	38,173	17,513	11,060	(15)	117,618	15,488

	50,887	41,866	17,521	20,509	(15)		28,638

Royce Heritage Fund – Investment Class	–	8,945	1,565	7,517	(2)	18,025	–

Royce Heritage Fund – Service Class	80,884	51,544	25,909	7,676	(77)	165,936	–

Royce Heritage Fund – Consultant Class	54,550	8,735	3,245	6,590	(8)	73,112	10,272

Royce Heritage Fund – R Class	5,407	5,367	494	2,891	(1)	14,158	6,027

Royce Heritage Fund – K Class	4,688	6,870	430	5,288	(1)	17,275	7,862

	145,529	81,461	31,643	29,962	(89)		24,161

124 | The Royce Funds 2016 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce International Premier Fund – Investment Class	$–	$7,478	$6,845	$7,126	$(10)	$21,439	$21,439

Royce International Premier Fund – Service Class	35,316	13,392	16,417	7,998	(93)	73,030	33,844

Royce International Premier Fund – Consultant Class	22,362	8,060	2,910	1,255	(17)	34,570	11,782

Royce International Premier Fund – R Class	71	2,824	6	613	–	3,514	3,433

Royce International Premier Fund – K Class	19	2,820	–	1,054	–	3,893	3,868

	57,768	34,574	26,178	18,046	(120)		74,366

Royce International Small-Cap Fund – Investment Class	–	3,245	75	5,418	–	8,738	8,738

Royce International Small-Cap Fund – Service Class	18,247	13,300	3,660	8,897	(8)	44,096	23,933

Royce International Small-Cap Fund – Institutional Class	–	3,017	14	5,627	–	8,658	8,658

	18,247	19,562	3,749	19,942	(8)		41,329

Royce Low-Priced Stock Fund – Investment Class	–	20,694	4,907	5,505	(6)	31,100	11,130

Royce Low-Priced Stock Fund – Service Class	323,335	233,420	63,457	10,609	(202)	630,619	51,412

Royce Low-Priced Stock Fund – Institutional Class	–	3,316	7,222	6,153	(1)	16,690	–

Royce Low-Priced Stock Fund – R Class	2,721	4,131	461	2,831	(1)	10,143	6,001

Royce Low-Priced Stock Fund – K Class	1,539	4,476	356	5,123	(1)	11,493	8,340

	327,595	266,037	76,403	30,221	(211)		76,883

Royce Micro-Cap Fund – Investment Class	–	110,110	67,498	9,227	(103)	186,732	49,052

Royce Micro-Cap Fund – Service Class	21,869	14,986	3,928	5,927	(3)	46,707	23,468

Royce Micro-Cap Fund – Consultant Class	180,890	27,719	8,522	6,571	(12)	223,690	–

	202,759	152,815	79,948	21,725	(118)		72,520

Royce Micro-Cap Opportunity Fund – Investment Class	–	15,942	1,066	9,189	(5)	26,192	12,251

Royce Micro-Cap Opportunity Fund – Service Class	1,228	4,300	271	5,656	–	11,455	9,832

	1,228	20,242	1,337	14,845	(5)		22,083

Royce Opportunity Fund – Investment Class	–	418,093	76,401	12,538	(165)	506,867	–

Royce Opportunity Fund – Service Class	106,057	75,375	28,574	6,175	(7)	216,174	31,670

Royce Opportunity Fund – Consultant Class	96,643	13,260	3,164	5,137	(10)	118,194	–

Royce Opportunity Fund – Institutional Class	–	4,064	16,728	10,627	(3)	31,416	–

Royce Opportunity Fund – R Class	79,118	35,208	2,936	5,152	(4)	122,410	–

Royce Opportunity Fund – K Class	9,451	13,139	1,317	5,159	(3)	29,063	–

	291,269	559,139	129,120	44,788	(192)		31,670

Royce Pennsylvania Mutual Fund – Investment Class	–	931,028	236,214	17,664	(904)	1,184,002	–

Royce Pennsylvania Mutual Fund – Service Class	110,457	86,979	24,908	7,717	(24)	230,037	–

Royce Pennsylvania Mutual Fund – Consultant Class	1,950,509	207,023	75,216	8,102	(217)	2,240,633	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	4,333	16,534	15,173	(8)	36,032	–

Royce Pennsylvania Mutual Fund – R Class	41,498	22,762	2,483	3,936	(14)	70,665	–

Royce Pennsylvania Mutual Fund – K Class	4,024	7,639	830	5,069	(2)	17,560	–

	2,106,488	1,259,764	356,185	57,661	(1,169)		–

The Royce Funds 2016 Semiannual Report to Shareholders | 125

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Premier Fund – Investment Class	$–	$978,379	$346,660	$16,617	$(636)	$1,341,020	$–

Royce Premier Fund – Service Class	60,859	49,260	16,324	5,909	(44)	132,308	26,916

Royce Premier Fund – Consultant Class	156,063	17,886	5,433	5,904	(23)	185,263	–

Royce Premier Fund – Institutional Class	–	3,899	25,595	8,082	(5)	37,571	–

Royce Premier Fund – W Class	–	82,783	34,640	8,373	(92)	125,704	–

Royce Premier Fund – R Class	36,665	19,282	657	3,119	(4)	59,719	–

Royce Premier Fund – K Class	2,965	5,973	212	5,031	(1)	14,180	3,091

	256,552	1,157,462	429,521	53,035	(805)		30,007

Royce Small-Cap Leaders Fund – Investment Class	–	19,320	13,418	7,788	(7)	40,519	8,998

Royce Small-Cap Leaders Fund – Service Class	59,959	50,060	21,035	8,530	(57)	139,527	38,550

Royce Small-Cap Leaders Fund – R Class	3,651	5,278	944	3,712	(9)	13,576	8,203

Royce Small-Cap Leaders Fund – K Class	436	3,443	130	5,135	–	9,144	8,299

	64,046	78,101	35,527	25,165	(73)		64,050

Royce Small-Cap Value Fund – Investment Class	–	57,178	12,849	6,244	(25)	76,246	11,590

Royce Small-Cap Value Fund – Service Class	285,436	192,892	46,801	10,936	(184)	535,881	51,585

Royce Small-Cap Value Fund – Consultant Class	87,878	12,827	3,062	5,282	(8)	109,041	–

Royce Small-Cap Value Fund – Institutional Class	–	3,449	2,371	7,020	(2)	12,838	–

Royce Small-Cap Value Fund – R Class	43,643	22,657	1,188	3,632	(7)	71,113	–

Royce Small-Cap Value Fund – K Class	6,434	9,100	2,811	5,115	(2)	23,458	–

	423,391	298,103	69,082	38,229	(228)		63,175

Royce Smaller-Companies Growth Fund – Investment Class	–	86,670	41,411	8,537	(10)	136,608	35,251

Royce Smaller-Companies Growth Fund – Service Class	399,110	291,832	63,926	10,228	(100)	764,996	35,887

Royce Smaller-Companies Growth Fund – Consultant Class	62,678	10,758	2,682	5,181	(5)	81,294	7,961

Royce Smaller-Companies Growth Fund – Institutional Class	–	3,395	1,001	5,942	(1)	10,337	–

Royce Smaller-Companies Growth Fund – R Class	1,956	4,041	353	3,184	–	9,534	6,520

Royce Smaller-Companies Growth Fund – K Class	324	3,296	80	5,077	–	8,777	8,102

	464,068	399,992	109,453	38,149	(116)		93,721

Royce Special Equity Fund – Investment Class	–	556,240	120,343	23,848	(307)	700,124	–

Royce Special Equity Fund – Service Class	133,929	91,889	27,836	6,542	(176)	260,020	83,015

Royce Special Equity Fund – Consultant Class	204,822	20,754	6,456	5,518	(24)	237,526	–

Royce Special Equity Fund – Institutional Class	–	4,557	2,707	7,235	(5)	14,494	–

	338,751	673,440	157,342	43,143	(512)		83,015

Royce Special Equity Multi-Cap Fund – Investment Class	–	18,111	2,963	8,068	(6)	29,136	–

Royce Special Equity Multi-Cap Fund – Service Class	43,739	30,291	5,986	7,798	(20)	87,794	14,725

Royce Special Equity Multi-Cap Fund – Consultant Class	26,382	4,622	602	5,621	(1)	37,226	8,147

Royce Special Equity Multi-Cap Fund – Institutional Class	–	3,051	86	6,389	–	9,526	9,526

	70,121	56,075	9,637	27,876	(27)		32,398

126 | The Royce Funds 2016 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Total Return Fund – Investment Class	$–	$1,087,222	$234,116	$17,654	$(298)	$1,338,694	$–

Royce Total Return Fund – Service Class	156,767	101,155	17,957	6,015	(11)	281,883	1,750

Royce Total Return Fund – Consultant Class	1,261,942	124,537	41,295	9,258	(67)	1,436,965	–

Royce Total Return Fund – Institutional Class	–	4,902	10,184	13,893	(7)	28,972	–

Royce Total Return Fund – W Class	–	61,251	31,781	8,180	(4)	101,208	–

Royce Total Return Fund – R Class	122,609	56,350	4,060	3,616	(11)	186,624	–

Royce Total Return Fund – K Class	74,827	68,011	5,052	5,459	(4)	153,345	–

	1,616,145	1,503,428	344,445	64,075	(402)		1,750

Tax Information:
    At June 30, 2016, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$208,250,834	$36,167,117	$53,837,592	$17,670,475

Royce Global Financial Services Fund	46,404,964	338,245	6,239,803	5,901,558

Royce Heritage Fund	207,850,772	29,355,583	34,435,658	5,080,075

Royce International Micro-Cap Fund	6,234,756	(420,158)	408,692	828,850

Royce International Premier Fund	69,444,500	4,023,141	7,760,800	3,737,659

Royce International Small-Cap Fund	12,440,905	(228,298)	510,801	739,099

Royce Low-Priced Stock Fund	324,920,524	3,832,121	47,908,198	44,076,077

Royce Micro-Cap Fund	234,218,407	7,003,621	39,422,936	32,419,315

Royce Micro-Cap Opportunity Fund	39,500,478	(102,045)	4,536,153	4,638,198

Royce Opportunity Fund	1,546,163,441	(73,376,535)	257,615,575	330,992,110

Royce Pennsylvania Mutual Fund	1,778,076,876	866,305,816	985,395,212	119,089,396

Royce Premier Fund	1,297,161,035	938,973,655	968,352,015	29,378,360

Royce Small-Cap Leaders Fund	88,155,355	9,203,846	15,466,803	6,262,957

Royce Small-Cap Value Fund	488,119,793	(7,740,110)	34,513,585	42,253,695

Royce Smaller-Companies Growth Fund	455,962,136	61,574,369	106,458,721	44,884,352

Royce Special Equity Fund	1,134,883,333	314,793,596	350,012,035	35,218,439

Royce Special Equity Multi-Cap Fund	112,280,813	6,115,967	12,510,301	6,394,334

Royce Total Return Fund	1,870,049,453	949,300,535	1,073,436,841	124,136,306

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2016:

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	PURCHASES	SALES	(LOSS)	INCOME	6/30/16	6/30/16

Royce Opportunity Fund
A. M. Castle & Co.	1,736,183	$2,760,531	$197,100	$189,794	$(120,165)	$–	1,824,498	$2,992,176

Amtech Systems	743,606	4,654,974	185,296	–	–	–	778,861	4,649,800

Dixie Group	866,135	4,529,886	39,588	–	–	–	876,235	3,119,397

Echelon Corporation	163,558	922,467	369,228	–	–	–	230,152	1,095,524

Fuel Systems Solutions[1]	919,302	4,495,387	146,476	–	–	–

KEMET Corporation	2,221,453	5,264,844	333,087	320,008	(150,813)	–	2,355,353	6,901,184

LMI Aerospace	829,530	8,353,367	107,625	–	–	–	841,330	6,764,293

Noranda Aluminum Holding Corporation[1]	541,092	173,150	15,489	7,758,366	(7,711,462)	–

Northwest Pipe	509,994	5,706,833	–	–	–	–	509,994	5,497,735

PCM	568,244	5,642,663	275,758	–	–	–	596,852	6,648,931

SigmaTron International	347,772	2,618,723	–	–	–	–	347,772	2,114,454

		45,122,825			(7,982,440)	–		39,783,494

Royce Pennsylvania Mutual Fund
DTS[1]	910,629	20,562,003	–	1,056,438	(137,596)	–

FRP Holdings[1]	518,912	17,611,874	–	907,536	(85,566)	–

The Royce Funds 2016 Semiannual Report to Shareholders | 127

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	PURCHASES	SALES	(LOSS)	INCOME	6/30/16	6/30/16

Royce Pennsylvania Mutual Fund (continued)
Preformed Line Products	305,178	$12,847,994	$–	$830,417	$(293,869)	$116,111	290,278	$11,724,329
STRATTEC SECURITY	260,547	14,718,300	–	827,680	(315,812)	65,116	250,247	10,202,570

		65,740,171			(832,843)	181,227		21,926,899

Royce Premier Fund
Pason Systems[1]	4,219,700	59,131,302	–	11,401,814	(1,036,017)	901,694

Sun Hydraulics[1]	1,872,426	59,412,077	–	41,998,564	(10,032,623)	274,684

		118,543,379			(11,068,640)	1,176,378

Royce Special Equity Fund
AVX Corporation[1]	8,450,000	102,583,000	–	17,427,250	(2,164,311)	1,627,500

Bassett Furniture Industries	25,139	630,486	15,338,193	–	–	69,126	575,000	13,765,500

Bowl America Cl. A	315,948	4,423,272	381,090	–	–	111,868	343,000	4,904,900

Capella Education	505,000	23,341,100	9,203,214	–	–	490,425	698,000	36,742,720

Children’s Place[1]	1,310,000	72,312,000	2,461,995	31,900,191	10,653,322	276,000

CSS Industries	840,000	23,839,200	1,226,327	–	–	345,000	885,000	23,726,850

Finish Line (The) Cl. A1	2,467,200	44,606,976	–	46,745,008	(543,473)	123,500

Flexsteel Industries	209,850	9,271,173	11,203,319	–	–	155,607	481,000	19,057,220

Haverty Furniture	1,161,200	24,896,128	1,693,853	1,108,479	(196,483)	235,111	1,209,200	21,801,876

Hawkins	835,000	29,867,950	4,823,921	1,345,679	170,916	373,638	940,000	40,805,400

Hooker Furniture	622,000	15,699,280	14,203,835	–	–	208,500	1,110,000	23,853,900

Hurco Companies	515,900	13,702,304	252,973	–	–	94,050	525,000	14,610,750

National Presto Industries	450,000	37,287,000	–	–	–	2,272,500	450,000	42,457,500

Neenah Paper	1,150,000	71,794,500	–	10,474,687	1,833,920	726,000	965,000	69,837,050

Park Electrochemical	1,792,000	26,987,520	2,353,703	–	–	384,180	1,950,000	28,333,500

Standard Motor Products	1,840,000	70,012,000	4,568,109	4,141,451	736,899	633,342	1,855,000	73,791,900

UniFirst Corporation[1]	1,360,000	141,712,000	–	31,529,227	18,109,143	74,531

		712,965,889			28,599,933	8,200,878		413,689,066

Royce Total Return Fund
Chase Corporation[1]	635,674	25,891,002	1,887,191	3,349,930	9,369,869	–

Landauer	515,300	16,963,676	–	–	–	283,415	515,300	21,209,748

Mueller (Paul) Company	116,700	3,034,200	–	–	–	–	116,700	3,022,530

Starrett (L.S.) Company (The) Cl. A	509,400	4,951,368	–	–	–	101,880	509,400	6,066,954

		50,840,246			9,369,869	385,295		30,299,232

[1] Not an Affiliated Company at June 30, 2016.

Merger Information:
    On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. Based on the opinion of counsel delivered to Royce Small-Cap Leaders Fund, the acquisition, which was approved by shareholders of Royce Select Fund I on July 27, 2015, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Select Fund I’s net assets of $20,278,826, including $3,131,917 of unrealized appreciation, were combined with Royce Small-Cap Leaders Fund for total net assets after the acquisition of $155,179,959.
    On February 26, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of Royce European Small-Cap Fund and Royce Global Value Fund. Based on the opinion of counsel delivered to Royce International Premier Fund, the acquisition, which was approved by shareholders of Royce European Small-Cap Fund and Royce Global Value Fund on January 21, 2016, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce European Small-Cap Fund’s net assets of $19,629,421, including $131,656 of unrealized depreciation and Royce Global Value Fund’s net assets of $43,193,013, including $2,001,574 of unrealized depreciation, were combined with Royce International Premier Fund for total net assets after the acquisition of $74,526,547.

128 | The Royce Funds 2016 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2016, and held for the entire six-month period ended June 30, 2016. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2016, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized
	Value 1/1/16	6/30/16	the Period[1]	Value 1/1/16	6/30/16	the Period[1]	Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$1,045.36	$6.05	$1,000.00	$1,018.95	$5.97	1.19%

Royce Heritage Fund[3]	1,000.00	1,054.39	5.52	1,000.00	1,019.49	5.42	1.08%

Royce International Premier Fund	1,000.00	1,009.16	5.94	1,000.00	1,018.95	5.97	1.19%

Royce International Small-Cap Fund	1,000.00	985.43	5.87	1,000.00	1,018.95	5.97	1.19%

Royce Low-Priced Stock Fund	1,000.00	978.12	6.10	1,000.00	1,018.70	6.22	1.24%

Royce Micro-Cap Fund	1,000.00	992.79	7.38	1,000.00	1,017.45	7.47	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	1,031.70	6.26	1,000.00	1,018.70	6.22	1.24%

Royce Opportunity Fund	1,000.00	1,032.17	6.06	1,000.00	1,018.90	6.02	1.20%

Royce Pennsylvania Mutual Fund	1,000.00	1,076.10	4.90	1,000.00	1,020.14	4.77	0.95%

Royce Premier Fund	1,000.00	1,065.13	6.21	1,000.00	1,018.85	6.07	1.21%

Royce Small-Cap Leaders Fund	1,000.00	1,060.51	6.35	1,000.00	1,018.70	6.22	1.24%

Royce Small-Cap Value Fund	1,000.00	1,033.18	6.27	1,000.00	1,018.70	6.22	1.24%

Royce Smaller-Companies Growth Fund	1,000.00	966.55	6.06	1,000.00	1,018.70	6.22	1.24%

Royce Special Equity Fund	1,000.00	1,083.05	6.16	1,000.00	1,018.95	5.97	1.19%

Royce Special Equity Multi-Cap Fund	1,000.00	995.95	5.06	1,000.00	1,019.79	5.12	1.02%

Royce Total Return Fund	1,000.00	1,086.23	6.22	1,000.00	1,018.90	6.02	1.20%

Service Class
Royce Dividend Value Fund	1,000.00	1,043.87	7.32	1,000.00	1,017.70	7.22	1.44%

Royce Global Financial Services Fund	1,000.00	1,005.01	7.43	1,000.00	1,017.45	7.47	1.49%

Royce Heritage Fund[3]	1,000.00	1,052.96	6.74	1,000.00	1,018.30	6.62	1.32%

Royce International Micro-Cap Fund	1,000.00	1,002.10	8.16	1,000.00	1,016.71	8.22	1.64%

Royce International Premier Fund	1,000.00	1,007.73	7.19	1,000.00	1,017.70	7.22	1.44%

Royce International Small-Cap Fund	1,000.00	984.09	7.10	1,000.00	1,017.70	7.22	1.44%

Royce Low-Priced Stock Fund	1,000.00	975.48	7.32	1,000.00	1,017.45	7.47	1.49%

Royce Micro-Cap Fund	1,000.00	991.74	7.97	1,000.00	1,016.86	8.07	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	1,029.96	7.52	1,000.00	1,017.45	7.47	1.49%

Royce Opportunity Fund	1,000.00	1,031.16	7.52	1,000.00	1,017.45	7.47	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	1,073.80	6.91	1,000.00	1,018.20	6.72	1.34%

Royce Premier Fund	1,000.00	1,063.66	7.65	1,000.00	1,017.45	7.47	1.49%

Royce Small-Cap Leaders Fund	1,000.00	1,059.58	7.63	1,000.00	1,017.45	7.47	1.49%

Royce Small-Cap Value Fund	1,000.00	1,032.18	7.53	1,000.00	1,017.45	7.47	1.49%

Royce Smaller-Companies Growth Fund	1,000.00	965.18	7.28	1,000.00	1,017.45	7.47	1.49%

The Royce Funds 2016 Semiannual Report to Shareholders | 129

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized
	Value 1/1/16	6/30/16	the Period[1]	Value 1/1/16	6/30/16	the Period[1]	Expense Ratio[2]

Service Class (continued)
Royce Special Equity Fund	$1,000.00	$1,082.03	$7.20	$1,000.00	$1,017.95	$6.97	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	995.15	6.15	1,000.00	1,018.70	6.22	1.24%

Royce Total Return Fund	1,000.00	1,084.67	7.72	1,000.00	1,017.45	7.47	1.49%

Consultant Class
Royce Dividend Value Fund	1,000.00	1,039.22	11.10	1,000.00	1,013.97	10.97	2.19%

Royce Heritage Fund[3]	1,000.00	1,048.03	11.15	1,000.00	1,013.97	10.97	2.19%

Royce International Premier Fund	1,000.00	1,098.36	7.85	1,000.00	1,009.60	7.52	2.19%

Royce Micro-Cap Fund	1,000.00	986.73	12.74	1,000.00	1,012.03	12.91	2.58%

Royce Opportunity Fund	1,000.00	1,026.64	11.49	1,000.00	1,013.53	11.41	2.28%

Royce Pennsylvania Mutual Fund	1,000.00	1,070.13	10.14	1,000.00	1,015.07	9.87	1.97%

Royce Premier Fund	1,000.00	1,058.87	11.52	1,000.00	1,013.67	11.27	2.25%

Royce Small-Cap Value Fund	1,000.00	1,029.15	11.65	1,000.00	1,013.38	11.56	2.31%

Royce Smaller-Companies Growth Fund	1,000.00	962.04	10.93	1,000.00	1,013.72	11.22	2.24%

Royce Special Equity Fund	1,000.00	1,077.85	11.47	1,000.00	1,013.82	11.12	2.22%

Royce Special Equity Multi-Cap Fund	1,000.00	991.41	9.85	1,000.00	1,014.97	9.97	1.99%

Royce Total Return Fund	1,000.00	1,081.07	11.28	1,000.00	1,014.02	10.92	2.18%

Institutional Class
Royce Dividend Value Fund	1,000.00	1,045.07	5.03	1,000.00	1,019.94	4.97	0.99%

Royce Global Financial Services Fund	1,000.00	1,025.00	5.12	1,000.00	1,019.26	5.11	1.04%

Royce International Small-Cap Fund	1,000.00	985.82	5.88	1,000.00	1,018.95	5.97	1.19%

Royce Low-Priced Stock Fund	1,000.00	976.86	5.95	1,000.00	1,018.85	6.07	1.21%

Royce Opportunity Fund	1,000.00	1,032.59	5.41	1,000.00	1,019.54	5.37	1.07%

Royce Pennsylvania Mutual Fund	1,000.00	1,077.09	4.34	1,000.00	1,020.69	4.22	0.84%

Royce Premier Fund	1,000.00	1,065.79	5.60	1,000.00	1,019.44	5.47	1.09%

Royce Small-Cap Value Fund	1,000.00	1,034.32	5.46	1,000.00	1,019.49	5.42	1.08%

Royce Smaller-Companies Growth Fund	1,000.00	966.90	5.58	1,000.00	1,019.19	5.72	1.14%

Royce Special Equity Fund	1,000.00	1,083.71	5.54	1,000.00	1,019.54	5.37	1.07%

Royce Special Equity Multi-Cap Fund	1,000.00	996.76	4.42	1,000.00	1,020.44	4.47	0.89%

Royce Total Return Fund	1,000.00	1,087.64	5.50	1,000.00	1,019.59	5.32	1.06%

W Class
Royce Premier Fund	1,000.00	1,064.94	6.21	1,000.00	1,018.85	6.07	1.21%

Royce Total Return Fund	1,000.00	1,086.03	6.33	1,000.00	1,018.80	6.12	1.22%

R Class
Royce Heritage Fund	1,000.00	1,051.40	9.13	1,000.00	1,015.96	8.97	1.79%

Royce International Premier Fund	1,000.00	1,100.69	6.24	1,000.00	1,011.13	5.98	1.74%

Royce Low-Priced Stock Fund	1,000.00	974.25	9.03	1,000.00	1,015.71	9.22	1.84%

Royce Opportunity Fund	1,000.00	1,028.81	9.23	1,000.00	1,015.76	9.17	1.83%

Royce Pennsylvania Mutual Fund	1,000.00	1,071.91	8.60	1,000.00	1,016.56	8.37	1.67%

Royce Premier Fund	1,000.00	1,061.53	9.58	1,000.00	1,015.56	9.37	1.87%

Royce Small-Cap Leaders Fund	1,000.00	1,058.61	9.42	1,000.00	1,015.71	9.22	1.84%

Royce Small-Cap Value Fund	1,000.00	1,029.69	9.49	1,000.00	1,015.51	9.42	1.88%

Royce Smaller-Companies Growth Fund	1,000.00	964.05	8.99	1,000.00	1,015.71	9.22	1.84%

Royce Total Return Fund	1,000.00	1,082.47	9.32	1,000.00	1,015.91	9.02	1.80%

K Class
Royce Heritage Fund	1,000.00	1,051.96	7.86	1,000.00	1,017.21	7.72	1.54%

Royce International Premier Fund	1,000.00	1,100.82	5.35	1,000.00	1,011.99	5.12	1.49%

Royce Low-Priced Stock Fund	1,000.00	973.96	7.80	1,000.00	1,016.96	7.97	1.59%

Royce Opportunity Fund	1,000.00	1,029.28	9.18	1,000.00	1,015.81	9.12	1.82%

Royce Pennsylvania Mutual Fund	1,000.00	1,071.25	9.84	1,000.00	1,015.37	9.57	1.91%

Royce Premier Fund	1,000.00	1,064.71	10.22	1,000.00	1,014.97	9.97	1.99%

Royce Small-Cap Leaders Fund	1,000.00	1,059.58	8.14	1,000.00	1,016.96	7.97	1.59%

Royce Small-Cap Value Fund	1,000.00	1,030.79	10.00	1,000.00	1,015.02	9.92	1.98%

Royce Smaller-Companies Growth Fund	1,000.00	965.57	7.77	1,000.00	1,016.96	7.97	1.59%

Royce Total Return Fund	1,000.00	1,084.34	8.08	1,000.00	1,017.11	7.82	1.56%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all classes existing for the full half-year period; Royce International Premier Fund Consultant, R and K Classes multiplied by 125 days; Royce Global Financial Services Fund-Institutional Class multiplied by 178 days).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

130 | The Royce Funds 2016 Semiannual Report to Shareholders

Results of Shareholder Meetings

Royce European Small-Cap Fund

At a Special Meeting of Shareholders held on January 21, 2016, Royce European Small-Cap Fund’s (“European Small-Cap”) shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	ABSTAIN

To approve a Plan of Reorganization of The Royce Fund, on behalf of European Small-Cap and Royce International Premier Fund (“International Premier”), whereby all of the assets of European Small-Cap would be transferred to International Premier in exchange for International Premier’s assumption of all of the liabilities of European Small-Cap and International Premier’s issuance to European Small-Cap shares of beneficial interest of International Premier.	740,245	269,866	12,699

Royce Global Value Fund
At a Special Meeting of Shareholders held on January 21, 2016, Royce Global Value Fund’s (“Global Value”) shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	ABSTAIN

To approve a Plan of Reorganization of The Royce Fund, on behalf of Global Value and Royce International Premier Fund (“International Premier”), whereby all of the assets of Global Value would be transferred to International Premier in exchange for International Premier’s assumption of all of the liabilities of Global Value and International Premier’s issuance to Global Value shares of beneficial interest of International Premier.	1,685,542	678,529	74,395

The Royce Funds 2016 Semiannual Report to Shareholders | 131

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (July 2014–June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 51 | Number of Funds Overseen: 23 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 67 | Number of Funds Overseen: 23 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Trustee
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 74 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 70 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 58 | Number of Funds Overseen: 23 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 54 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 50 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 49 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

132 | The Royce Funds 2016 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 2-3, 2016, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the amended and restated Investment Advisory Agreements (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) between Royce & Associates, LP (formerly Royce & Associates, LLC) (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Small-Cap Leaders Fund, Royce Dividend Value Fund, Royce Micro-Cap Opportunity Fund, Royce Special Equity Multi-Cap Fund, Royce Global Financial Services Fund, Royce International Small-Cap Fund, Royce International Micro-Cap Fund, and Royce International Premier Fund (each, a “Fund” and collectively, the “Funds”). The Investment Advisory Agreements were amended and restated to reflect R&A’s change in organizational form from a limited liability company to a limited partnership; the amended and restated Agreements are substantially identical to the previously existing agreements. In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar“) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While all of the Investment Advisory Agreements were considered at the same Board meeting, the trustees dealt with each Agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The trustees reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. The trustees also noted R&A’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that R&A officers, employees, and their families had substantial amounts invested in each Fund. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

Overall, the Board noted that the Funds generally underperformed their peers, as evidenced by their respective Sharpe Ratios, during the applicable 3-year, 5-year, and 10-year periods ended December 31, 2015. The trustees noted that, as explained by R&A, the Funds’ focus on high quality (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies had hurt their relative performance during the post-2008 market period that has been marked by historically low interest rates and significant U.S. Federal Reserve market intervention as highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) have generally outperformed their higher quality and cyclical counterparts during this period. The Board also noted, however, as discussed below, that the relative performance for certain Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.

The trend of weaker relative performance manifested itself for several Funds that have been in existence for more than 10 years. For example, the Sharpe Ratios for Royce Pennsylvania Mutual Fund (“PMF”), Royce Micro-Cap Fund (“RMC”), Royce Premier Fund (“RPR”), Royce Low-Priced Stock Fund (“RLP”), and Royce Small-Cap Value Fund (“RVV”) ranked in the 4th quartile within their respective Morningstar categories for the 3-year, 5-year, and 10-year periods ended December 31, 2015. The Board noted that, in recent years, RLP and RMC had over-weightings in materials companies, particularly Canadian gold and silver mining companies, while RMC also maintained significant positions in international companies. These holdings contributed, in part, to the relative underperformance of RLP and RMC during the

The Royce Funds 2016 Semiannual Report to Shareholders | 133

Board Approval of Investment Advisory Agreements (continued)

applicable periods. Although Royce Heritage Fund (“RHF”), Royce Opportunity Fund (“ROF”), Royce Smaller-Companies Growth Fund (“RVP”), and Royce Small-Cap Leaders Fund (“ROH”) also ranked in the 4th quartile within their respective Morningstar categories for the 3-year and 5-year periods ended December 31, 2015, they did perform better than the above-listed Funds on a relative basis by ranking in the 3rd quartile within their respective Morningstar categories for the relevant 10-year performance period.

Certain Funds that have been in existence for more than 10 years and that ranked in the 4th quartile for the 3-year period ended December 31, 2015 did, however, avoid the above-referenced trend over the relevant 5-year and/or 10-year performance periods, including Royce Total Return Fund (“RTR”) (3rd and 2nd quartiles over the 5-year and 10-year periods, respectively), Royce Dividend Value Fund (“RDV”) (4th and 2nd quartiles over the 5-year and 10-year periods, respectively), and, most notably, Royce Special Equity Fund (“RSE”) (4th and 1st quartiles over the 5-year and 10-year periods, respectively).

Royce Global Financial Services Fund (“RFS”) bucked the above-referenced trends almost entirely, with its Sharpe Ratio ranking in the 3rd, 2nd, and 1st quartiles in its Morningstar category for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2015.

The trend of weaker relative performance also manifested itself for several Funds that have been in existence for less than 10 years. For example, the Sharpe Ratios for Royce International Small-Cap Fund (“RIS”), Royce Micro-Cap Opportunity Fund (“ROS”), and Royce Special Equity Multi-Cap Fund (“RSM”) ranked in the 4th quartile within their respective Morningstar categories for the 3-year and 5-year periods ended December 31, 2015. Royce International Micro-Cap (“RMI”) avoided this trend, with its Sharpe Ratio ranking in the 3rd and 2nd quartiles within its Morningstar category for the 3-year and 5-year periods, respectively, ended December 31, 2015. Similarly, the Sharpe Ratio for Royce International Premier Fund (“RIP”) ranked in the 2nd quartile for the relevant 3-year and 5-year performance periods. The Board noted that even though RIS, ROS, RSM, RMI, and RIP now have more than 5 years of performance, R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these Funds in their initial periods of operation.

The Board also noted that the peer groups included in the Morningstar materials for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the Morningstar data provided to the Board throughout the years by including performance information for other funds that R&A believes are more comparable to those Funds.

In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2015 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2016. The Board also took note of recent financial market trends, including widening high yield credit spreads and more difficult/expensive access to capital for many companies. While the Board recognized that a quarter does not define a trend, it noted that PMF, RPR, RTR, RHF, RSE, RVV, ROH, RFS, RDV, and RSM achieved top decile performance, RIS and RMI achieved 1st quartile performance, and ROF, RVP, and RIP achieved 2nd quartile performance, for the 3-month period ended March 31, 2016. The Board also noted that many of the Funds outperformed their respective benchmarks for at least a majority of the monthly rolling average annual return periods during the 3-year, 5-year, and 10-year periods ended March 31, 2016.

The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the approval of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund: The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board noted that certain Funds were not profitable to R&A during the year ended December 31, 2015. The Board concluded that R&A’s profits with respect to each Fund that was profitable were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. The Board noted that the net expense ratio for ROS ranked within the 2nd quintile among its Morningstar peers while the net expense ratios for PMF, RHF, and ROF fell within the middle quintile among their respective Morningstar peers. Although the net expense ratios for RIP and RIS ranked within the 4th quartile among their Morningstar peers, the Board noted that such expense ratios would have ranked in the 2nd and 1st quartiles, respectively, had their reduced contractual investment advisory fee rates as of January 1, 2016 been taken into account. Likewise, although the net expense ratio for RDV ranked in the 5th quintile among its Morningstar peers, the Board noted that such expense ratio would have been 10 basis points higher than its peer median and only 2 basis points higher than its category median had RDV’s reduced contractual investment advisory fee rates as of May 1, 2016 been taken into account.

Although the net expense ratios for RPR, RTR, RLP, RSE, RVV, ROH, RFS, and RSM ranked within the 4th quintile among their Morningstar

134 | The Royce Funds 2016 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

peers, the Board noted that such expense ratios were not significantly higher than their peer medians. For example, the net expense ratio for each of RTR and RSE was 1.15%, only 3 basis points higher than its peer median, while RSM had a net expense ratio of 1.23%, 6 basis points higher than its peer median. In addition, the net expense ratios for RLP and RVV were 1.47%, and 1.48%, respectively, 11 basis points higher than their respective peer medians, while the net expense ratio for each of ROH and RFS was 1.49%, 12 basis points higher than their respective peer medians. Finally, the Board noted that RPR’s net expense ratio of 1.13% was 22 basis points higher than its peer median.

The Board noted that the remaining Funds had fifth quintile net expense ratios. With respect to RMC, the Board noted that RMC’s net expense ratio of 1.51% was 5 basis points higher than the average net expense ratio for the 58 non-institutional, non-ETF, domestic stock funds in the Morningstar database that invest primarily in issuers with market caps below $1 billion and 12b-1 fees of 0.25%. With respect to RVP, the Board noted that RVP’s net expense ratio of 1.45% was 22 basis points higher than its peer group median and 12 basis points higher than its category median. The investment advisory fees for RVP account for much of this differential. The Board further noted, however, that the investment advisory fees for RVP are consistent with other Royce open-end funds and that the net expense ratio for RVP is 7 basis points higher than the 1.38% mean for all 179 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. With respect to RMI, the Board noted that its net expense ratio of 1.67% was 18 basis points higher than its peer medians. The Board also took into account that RMI had a lower weighted average market capitalization than a majority of its peers. After taking into consideration that the level of work necessary to invest in micro- and small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which give rise to the generally higher net expense ratio, were appropriate for RMI.

The Board also noted that R&A manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Board noted that, for the year ended December 31, 2015, PMF and RMC had active shares of 88% and 89%, respectively, each of ROF, RSM, and RTR had an active share of 91%, and the remainder of the Funds had active shares of 95% or greater.

The Board further noted that R&A has waived investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board noted that the contractual investment advisory fee rates for RIS, RIP, RHF, and RDV had been reduced since December 31, 2015 to be more competitive with those of their respective peers. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, approved the amended and restated Investment Advisory Agreements for all of the Funds, concluding that the amended and restated Agreements with substantially identical terms as the previously existing Agreements for all of the Funds were in the best interest of the shareholders of the respective Funds and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2016 Semiannual Report to Shareholders | 135

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

136 | The Royce Funds 2016 Semiannual Report to Shareholders

roycefunds.com

GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

CHUCK ROYCE IN BARRON’S
Chuck spoke with Ben Levisohn of Barron’s about “an often-overlooked corner of the alternative-investment world: alternative-asset-management companies” and his thoughts on the prospects for active small-cap management, for the paper’s “Alternatives Monthly” pull-out section entitled, “Why Alt Stocks Are a Value Investor’s Dream.”

WHY ARE THE MARKETS PRONE TO BLACK SWANS?
Portfolio Manager Charlie Dreifus discusses how the current climate of slow growth, high valuations, and interventionist monetary policy makes the markets potentially vulnerable to black swan events.

RECENT NEWS
Watch Co-CIO Francis Gannon discuss major transitions in the small-cap space with financial journalist and television host Liz Claman.

eDELIVERY SAVES! SIGN UP NOW.	STAY INFORMED

eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online. roycefunds.com/edelivery	Connect with us on LinkedIn, follow us on Twitter, watch us on YouTube and subscribe to our RSS feed. Visit roycefunds.com/subscribe to sign up for our monthly eWord newsletter to stay up to date on the latest from Royce.

www.twitter.com/roycefunds	www.linkedin.com/roycefunds	www.youtube.com/roycefunds	www.roycefunds.com/eword

[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and Royce Review will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

This page is not part of the 2016 Semiannual Report to Shareholders | 137

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180
Unwavering Commitment
Our team of 17 portfolio managers have significant personal investments in the strategies they manage.	FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
 (a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 26, 2016		Date: August 26, 2016